Total Stock Market Index Fund

Financial Statements

Statement of Net Assets
As of December 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room.

		Market
		Value
	Shares	($000)
Common Stocks (99.5%)[1]
Basic Materials (2.6%)
Dow Chemical Co.	23,772,758	1,360,277
EI du Pont de Nemours & Co.	18,469,469	1,355,659
Praxair Inc.	6,043,761	708,268
Air Products & Chemicals Inc.	4,590,678	660,231
Ecolab Inc.	5,563,773	652,185
LyondellBasell Industries NV Class A	6,932,822	594,697
PPG Industries Inc.	5,641,524	534,591
International Paper Co.	8,698,490	461,542
Nucor Corp.	6,709,217	399,333
Newmont Mining Corp.	11,242,949	383,047
* Freeport-McMoRan Inc.	25,935,226	342,086
Celanese Corp. Class A	3,065,307	241,362
Eastman Chemical Co.	2,934,207	220,682
Mosaic Co.	7,411,996	217,394
Albemarle Corp.	2,380,817	204,941
International Flavors & Fragrances Inc.	1,541,451	181,629
Steel Dynamics Inc.	4,902,169	174,419
Arconic Inc.	9,290,231	172,241
FMC Corp.	2,832,158	160,187
CF Industries Holdings Inc.	4,929,443	155,179
RPM International Inc.	2,824,745	152,056
Ashland Global Holdings Inc.	1,314,457	143,657
Avery Dennison Corp.	1,877,984	131,872
* Axalta Coating Systems Ltd.	4,559,640	124,022
United States Steel Corp.	3,652,387	120,565
Reliance Steel & Aluminum Co.	1,470,534	116,966
* Alcoa Corp.	3,828,243	107,497
WR Grace & Co.	1,490,190	100,796
US Silica Holdings Inc.	1,674,757	94,925
Scotts Miracle-Gro Co. Class A	960,869	91,811
Olin Corp.	3,494,343	89,490
Royal Gold Inc.	1,387,317	87,887
NewMarket Corp.	204,003	86,465
Chemours Co.	3,843,928	84,912
Huntsman Corp.	4,270,923	81,489
Sensient Technologies Corp.	945,818	74,322
* AK Steel Holding Corp.	6,624,443	67,636
* Versum Materials Inc.	2,293,022	64,365
CONSOL Energy Inc.	3,403,473	62,045
Cabot Corp.	1,187,825	60,033
PolyOne Corp.	1,779,350	57,010
Minerals Technologies Inc.	735,719	56,834
Compass Minerals International Inc.	723,167	56,660
* Balchem Corp.	668,526	56,103
Commercial Metals Co.	2,551,623	55,574
Domtar Corp.	1,326,886	51,788
HB Fuller Co.	1,060,497	51,233
* Univar Inc.	1,757,541	49,861
* Ingevity Corp.	892,941	48,987
Westlake Chemical Corp.	821,052	45,971
Hecla Mining Co.	8,503,876	44,560

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Chemtura Corp.	1,341,855	44,550
	Worthington Industries Inc.	939,022	44,547
*	Stillwater Mining Co.	2,580,646	41,574
	KapStone Paper and Packaging Corp.	1,844,027	40,661
*	Platform Specialty Products Corp.	4,101,975	40,240
*	GCP Applied Technologies Inc.	1,500,921	40,150
*,^	Fairmount Santrol Holdings Inc.	3,293,195	38,827
*	Cambrex Corp.	679,307	36,649
*,^	Cliffs Natural Resources Inc.	4,346,554	36,555
^	Allegheny Technologies Inc.	2,290,562	36,489
*	Coeur Mining Inc.	3,999,775	36,358
	Carpenter Technology Corp.	995,983	36,025
*	Arch Coal Inc. Class A	445,609	34,780
	Stepan Co.	415,443	33,850
	Quaker Chemical Corp.	255,419	32,678
	Innospec Inc.	476,566	32,645
	Kaiser Aluminum Corp.	390,668	30,351
	Neenah Paper Inc.	338,038	28,801
*	Ferro Corp.	1,730,591	24,799
*	Clearwater Paper Corp.	358,238	23,482
	PH Glatfelter Co.	898,946	21,476
	Innophos Holdings Inc.	390,067	20,385
	A Schulman Inc.	581,258	19,443
*	Kraton Corp.	652,031	18,570
	Calgon Carbon Corp.	1,058,945	18,002
	Deltic Timber Corp.	226,595	17,464
*	Koppers Holdings Inc.	406,473	16,381
	Rayonier Advanced Materials Inc.	938,153	14,504
*	AdvanSix Inc.	634,432	14,046
	Tronox Ltd. Class A	1,307,380	13,479
	Aceto Corp.	589,992	12,962
	Tredegar Corp.	539,318	12,944
	Chase Corp.	147,074	12,288
*	CSW Industrials Inc.	321,193	11,836
	Haynes International Inc.	269,088	11,568
*	SunCoke Energy Inc.	1,007,052	11,420
	American Vanguard Corp.	574,230	10,996
*	Veritiv Corp.	199,088	10,701
	Hawkins Inc.	185,000	9,981
*	Century Aluminum Co.	1,035,310	8,862
*	OMNOVA Solutions Inc.	881,839	8,818
*,^	Nexeo Solutions Inc.	842,388	7,843
*	Cloud Peak Energy Inc.	1,297,199	7,277
	KMG Chemicals Inc.	178,150	6,928
*	Resolute Forest Products Inc.	1,279,793	6,847
	FutureFuel Corp.	486,122	6,757
*	Westmoreland Coal Co.	369,406	6,527
^	Kronos Worldwide Inc.	471,468	5,629
*	Verso Corp.	722,716	5,131
	Gold Resource Corp.	1,162,671	5,058
	Olympic Steel Inc.	198,115	4,800
*	Ryerson Holding Corp.	323,545	4,319
*,^	LSB Industries Inc.	428,298	3,606
	Ampco-Pittsburgh Corp.	214,187	3,588
*	Real Industry Inc.	573,437	3,498
	Hallador Energy Co.	368,644	3,351
*,^	Uranium Energy Corp.	2,296,250	2,572
*	Universal Stainless & Alloy Products Inc.	164,818	2,227
*	Codexis Inc.	472,529	2,174
*	Synalloy Corp.	187,582	2,054
*,^	Ur-Energy Inc.	3,850,766	2,045
*	ChromaDex Corp.	475,100	1,573
*,^	Pershing Gold Corp.	315,046	1,030
*,^	Senomyx Inc.	1,000,586	961

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Northern Technologies International Corp.	62,670	862
*	Intrepid Potash Inc.	398,420	829
*,^	AgroFresh Solutions Inc.	288,862	765
*	NL Industries Inc.	92,843	757
	Friedman Industries Inc.	103,125	687
*	Centrus Energy Corp. Class A	98,468	628
*,^	Uni-Pixel Inc.	607,970	598
*	Handy & Harman Ltd.	21,102	539
*,^	Comstock Mining Inc.	2,018,866	531
	Empire Resources Inc.	78,065	530
	United-Guardian Inc.	26,819	416
*,^	Marrone Bio Innovations Inc.	188,755	404
*	Solitario Exploration & Royalty Corp.	539,324	343
*,^	Golden Minerals Co.	563,224	327
*	General Moly Inc.	1,015,507	254
*	Dynasil Corp. of America	158,073	202
*	Ikonics Corp.	6,410	73
*	TOR Minerals International Inc.	2,580	16
*	US Antimony Corp.	6,500	2
			12,812,037
Consumer Goods (9.5%)
	Procter & Gamble Co.	56,683,460	4,765,945
	Coca-Cola Co.	82,265,445	3,410,725
	PepsiCo Inc.	30,407,160	3,181,501
	Philip Morris International Inc.	32,864,233	3,006,749
	Altria Group Inc.	41,374,314	2,797,731
	NIKE Inc. Class B	28,314,543	1,439,228
	Mondelez International Inc. Class A	31,140,671	1,380,466
	Colgate-Palmolive Co.	18,900,163	1,236,827
	Kraft Heinz Co.	12,887,717	1,125,355
	Reynolds American Inc.	18,136,060	1,016,345
	Ford Motor Co.	82,605,613	1,002,006
	Monsanto Co.	9,280,867	976,440
	General Motors Co.	27,494,722	957,916
	Kimberly-Clark Corp.	7,607,098	868,122
	General Mills Inc.	12,565,081	776,145
	Archer-Daniels-Midland Co.	12,215,374	557,632
	Constellation Brands Inc. Class A	3,562,647	546,189
*,^	Tesla Motors Inc.	2,554,526	545,877
	Activision Blizzard Inc.	14,152,284	511,039
*	Electronic Arts Inc.	6,060,507	477,326
	Newell Brands Inc.	10,215,173	456,107
*	Monster Beverage Corp.	9,065,766	401,976
	Delphi Automotive plc	5,749,454	387,226
	Kellogg Co.	5,189,278	382,502
	Tyson Foods Inc. Class A	6,173,150	380,760
	Conagra Brands Inc.	9,271,887	366,703
	Stanley Black & Decker Inc.	3,183,157	365,076
	Molson Coors Brewing Co. Class B	3,696,160	359,673
	Estee Lauder Cos. Inc. Class A	4,668,278	357,077
	Dr Pepper Snapple Group Inc.	3,926,876	356,050
	Clorox Co.	2,737,602	328,567
	VF Corp.	5,750,065	306,766
	Hershey Co.	2,905,729	300,540
	JM Smucker Co.	2,342,176	299,939
	Whirlpool Corp.	1,596,055	290,115
	Genuine Parts Co.	2,999,765	286,598
	Mead Johnson Nutrition Co.	3,908,355	276,555
*	Mohawk Industries Inc.	1,334,607	266,494
	Campbell Soup Co.	4,247,461	256,844
	Church & Dwight Co. Inc.	5,453,876	241,007
	McCormick & Co. Inc.	2,432,573	227,032
	Harley-Davidson Inc.	3,752,367	218,913
	Bunge Ltd.	2,950,456	213,141

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Snap-on Inc.	1,232,812	211,144
*	WhiteWave Foods Co. Class A	3,741,390	208,021
	Coach Inc.	5,895,332	206,455
	DR Horton Inc.	7,509,655	205,239
	Lear Corp.	1,517,148	200,825
	Mattel Inc.	7,204,202	198,476
	Hormel Foods Corp.	5,613,707	195,413
	Ingredion Inc.	1,525,485	190,625
*	LKQ Corp.	6,157,743	188,735
	Hasbro Inc.	2,384,107	185,460
	BorgWarner Inc.	4,433,957	174,875
	Coty Inc. Class A	9,495,493	173,862
	Hanesbrands Inc.	8,007,861	172,730
	Brown-Forman Corp. Class B	3,832,239	172,144
	Goodyear Tire & Rubber Co.	5,556,970	171,544
	Lennar Corp. Class A	3,912,475	167,963
	Harman International Industries Inc.	1,479,074	164,414
	Leucadia National Corp.	6,852,814	159,328
*	Middleby Corp.	1,220,079	157,158
	PVH Corp.	1,710,545	154,360
*	Michael Kors Holdings Ltd.	3,340,648	143,581
	Leggett & Platt Inc.	2,838,947	138,768
	Pinnacle Foods Inc.	2,488,857	133,029
*	Lululemon Athletica Inc.	2,016,396	131,046
*	NVR Inc.	78,422	130,886
	Gentex Corp.	6,137,688	120,851
*	WABCO Holdings Inc.	1,120,862	118,979
	PulteGroup Inc.	6,440,380	118,374
	Lamb Weston Holdings Inc.	3,079,250	116,550
*,^	Under Armour Inc. Class A	3,948,296	114,698
	Ralph Lauren Corp. Class A	1,191,843	107,647
^	Polaris Industries Inc.	1,289,402	106,234
	Thor Industries Inc.	1,044,325	104,485
*	Post Holdings Inc.	1,295,578	104,152
	Brunswick Corp.	1,907,111	104,014
*	Toll Brothers Inc.	3,160,386	97,972
*	Under Armour Inc.	3,836,509	96,565
*	Edgewell Personal Care Co.	1,245,208	90,888
*	Take-Two Interactive Software Inc.	1,815,280	89,475
	Pool Corp.	836,654	87,296
	Carter's Inc.	1,007,338	87,024
*	TreeHouse Foods Inc.	1,198,667	86,532
*	Hain Celestial Group Inc.	2,186,483	85,338
	Flowers Foods Inc.	3,951,822	78,918
*	Tenneco Inc.	1,156,544	72,249
*,^	Tempur Sealy International Inc.	1,050,000	71,694
*,^	Herbalife Ltd.	1,441,788	69,408
*	Skechers U.S.A. Inc. Class A	2,820,832	69,336
	Snyder's-Lance Inc.	1,623,116	62,230
	B&G Foods Inc.	1,405,064	61,542
	Spectrum Brands Holdings Inc.	500,768	61,259
	Energizer Holdings Inc.	1,326,901	59,193
	Dana Inc.	3,073,544	58,336
	Visteon Corp.	712,876	57,272
	Lancaster Colony Corp.	403,170	57,004
*	Manitowoc Foodservice Inc.	2,902,822	56,112
	Nu Skin Enterprises Inc. Class A	1,121,892	53,604
	CalAtlantic Group Inc.	1,569,573	53,381
	Drew Industries Inc.	489,448	52,738
	HNI Corp.	940,098	52,570
*	Dorman Products Inc.	701,586	51,258
*	Kate Spade & Co.	2,694,582	50,308
*	Helen of Troy Ltd.	590,445	49,863
*	Vista Outdoor Inc.	1,280,557	47,253

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Vector Group Ltd.	2,051,684	46,655
*	Avon Products Inc.	9,252,344	46,632
	Cooper Tire & Rubber Co.	1,160,924	45,102
*,^	Blue Buffalo Pet Products Inc.	1,875,506	45,087
	Tupperware Brands Corp.	854,709	44,975
*	Darling Ingredients Inc.	3,455,234	44,607
	Wolverine World Wide Inc.	1,989,553	43,671
	Herman Miller Inc.	1,272,300	43,513
	Fresh Del Monte Produce Inc.	704,840	42,734
	J&J Snack Foods Corp.	314,362	41,945
	Dean Foods Co.	1,914,661	41,701
*	Steven Madden Ltd.	1,161,525	41,525
*	Zynga Inc. Class A	15,341,271	39,427
	Sanderson Farms Inc.	404,101	38,082
*	Deckers Outdoor Corp.	672,004	37,222
*	Cooper-Standard Holdings Inc.	344,856	35,651
	Columbia Sportswear Co.	598,362	34,885
*	TRI Pointe Group Inc.	3,030,624	34,792
*	US Foods Holding Corp.	1,208,675	33,214
	WD-40 Co.	276,912	32,371
	La-Z-Boy Inc.	1,041,755	32,346
*	iRobot Corp.	552,069	32,268
*	Boston Beer Co. Inc. Class A	184,230	31,291
	Steelcase Inc. Class A	1,732,810	31,017
*	American Axle & Manufacturing Holdings Inc.	1,604,410	30,965
*	ACCO Brands Corp.	2,252,131	29,390
	Schweitzer-Mauduit International Inc.	634,811	28,903
	Universal Corp.	450,105	28,694
*	Meritage Homes Corp.	793,684	27,620
	Knoll Inc.	968,516	27,051
	KB Home	1,688,217	26,691
*	Gentherm Inc.	788,076	26,676
^	Cal-Maine Foods Inc.	599,100	26,465
	Interface Inc. Class A	1,399,578	25,962
*,^	Wayfair Inc.	722,920	25,338
*	G-III Apparel Group Ltd.	816,772	24,144
	Andersons Inc.	535,739	23,948
	Pilgrim's Pride Corp.	1,221,534	23,197
*	Fossil Group Inc.	858,118	22,191
*,^	Fitbit Inc. Class A	2,996,341	21,933
	Callaway Golf Co.	1,987,672	21,785
	MDC Holdings Inc.	844,914	21,680
*	Seaboard Corp.	5,421	21,424
	Nutrisystem Inc.	617,331	21,391
	Standard Motor Products Inc.	395,932	21,071
*	Select Comfort Corp.	929,127	21,017
	Ethan Allen Interiors Inc.	521,049	19,201
	Briggs & Stratton Corp.	861,525	19,178
	Calavo Growers Inc.	310,589	19,070
	Oxford Industries Inc.	314,805	18,929
*	Universal Electronics Inc.	286,983	18,525
*	Cavco Industries Inc.	178,657	17,839
	Winnebago Industries Inc.	555,690	17,588
	Coca-Cola Bottling Co. Consolidated	96,596	17,276
^	Tootsie Roll Industries Inc.	415,329	16,509
*	Central Garden & Pet Co. Class A	522,245	16,137
*	Fox Factory Holding Corp.	560,290	15,548
*,^	GoPro Inc. Class A	1,744,982	15,199
	AdvancePierre Foods Holdings Inc.	503,482	14,994
*	Modine Manufacturing Co.	976,875	14,555
*	USANA Health Sciences Inc.	233,032	14,262
	National Beverage Corp.	254,939	13,022
	Superior Industries International Inc.	486,040	12,807
*	Central Garden & Pet Co.	386,149	12,778

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	M/I Homes Inc.	497,934	12,538
	MGP Ingredients Inc.	245,438	12,267
*	Nautilus Inc.	654,496	12,108
	John B Sanfilippo & Son Inc.	171,739	12,089
*	Taylor Morrison Home Corp. Class A	620,380	11,949
	Tower International Inc.	420,073	11,909
	Inter Parfums Inc.	360,480	11,806
	National Presto Industries Inc.	108,613	11,556
	Phibro Animal Health Corp. Class A	381,538	11,179
*	Motorcar Parts of America Inc.	384,226	10,343
*	WCI Communities Inc.	438,871	10,292
*,^	LGI Homes Inc.	351,620	10,102
*	Crocs Inc.	1,463,441	10,039
	Titan International Inc.	895,078	10,034
*	Unifi Inc.	306,753	10,009
*	Omega Protein Corp.	398,341	9,978
*	Stoneridge Inc.	561,788	9,938
	Movado Group Inc.	344,760	9,912
*	Beazer Homes USA Inc.	717,156	9,538
	Lennar Corp. Class B	273,277	9,428
*	William Lyon Homes Class A	483,130	9,194
*	Iconix Brand Group Inc.	957,870	8,947
	Medifast Inc.	214,136	8,914
*	Acushnet Holdings Corp.	446,136	8,793
	Flexsteel Industries Inc.	140,299	8,652
	Hooker Furniture Corp.	225,825	8,570
^	Camping World Holdings Inc. Class A	254,742	8,302
	Libbey Inc.	426,017	8,290
	Culp Inc.	212,632	7,899
*	Farmer Brothers Co.	207,361	7,610
*	Eastman Kodak Co.	481,744	7,467
*	Federal-Mogul Holdings Corp.	709,901	7,319
*	Century Communities Inc.	341,999	7,182
*	elf Beauty Inc.	241,656	6,994
*	Malibu Boats Inc. Class A	365,540	6,975
*	Primo Water Corp.	558,897	6,863
*,^	Hovnanian Enterprises Inc. Class A	2,479,494	6,769
*	Revlon Inc. Class A	230,189	6,710
^	Orchids Paper Products Co.	250,054	6,546
	Bassett Furniture Industries Inc.	213,662	6,495
	Metaldyne Performance Group Inc.	279,579	6,416
*	Perry Ellis International Inc.	251,463	6,264
	Limoneira Co.	286,252	6,157
*,^	Amplify Snack Brands Inc.	614,010	5,409
	Nutraceutical International Corp.	152,936	5,345
*	Vera Bradley Inc.	428,063	5,017
*	Seneca Foods Corp. Class A	125,014	5,007
	MCBC Holdings Inc.	335,192	4,887
*	Inventure Foods Inc.	479,372	4,722
*	Freshpet Inc.	432,638	4,391
*	ZAGG Inc.	581,983	4,132
*,^	Glu Mobile Inc.	2,094,346	4,063
*,^	Arctic Cat Inc.	264,756	3,977
	Oil-Dri Corp. of America	96,105	3,672
	Weyco Group Inc.	114,453	3,582
*,^	Sequential Brands Group Inc.	763,682	3,574
	Superior Uniform Group Inc.	179,445	3,521
*	Core Molding Technologies Inc.	201,018	3,439
	Johnson Outdoors Inc. Class A	84,976	3,373
	Strattec Security Corp.	83,626	3,370
*,^	Jamba Inc.	309,686	3,190
*	Craft Brew Alliance Inc.	181,843	3,073
*	Alliance One International Inc.	157,621	3,026
	A-Mark Precious Metals Inc.	152,127	2,966

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*,^	JAKKS Pacific Inc.	552,677	2,846
	Lifetime Brands Inc.	157,660	2,798
*	New Home Co. Inc.	230,218	2,696
*	Delta Apparel Inc.	127,573	2,645
*	Cherokee Inc.	248,819	2,613
*	Skyline Corp.	164,720	2,547
*	Black Diamond Inc.	475,499	2,544
	Crown Crafts Inc.	324,287	2,513
	Nature's Sunshine Products Inc.	162,457	2,437
*	Lifevantage Corp.	291,057	2,372
^	Valvoline Inc.	107,048	2,302
	Marine Products Corp.	160,759	2,230
*,^	Vuzix Corp.	318,298	2,164
*	Lakeland Industries Inc.	206,432	2,147
	Rocky Brands Inc.	183,158	2,115
	Escalade Inc.	145,056	1,915
*,^	Vince Holding Corp.	407,335	1,650
*	Turning Point Brands Inc.	131,404	1,610
	Acme United Corp.	59,133	1,513
*	Castle Brands Inc.	1,989,401	1,512
*,^	22nd Century Group Inc.	1,365,718	1,489
*	S&W Seed Co.	317,456	1,460
*	Fenix Parts Inc.	515,373	1,453
	Alico Inc.	49,140	1,334
*	Natural Alternatives International Inc.	107,239	1,212
	Unique Fabricating Inc.	80,609	1,177
*	Lifeway Foods Inc.	97,126	1,118
*	Shiloh Industries Inc.	159,008	1,099
*	US Auto Parts Network Inc.	305,527	1,075
*	Dixie Group Inc.	296,984	1,069
*	Alpha Pro Tech Ltd.	292,060	1,022
	LS Starrett Co. Class A	105,372	980
	Kewaunee Scientific Corp.	39,165	958
	Rocky Mountain Chocolate Factory Inc.	93,674	955
*	Virco Manufacturing Corp.	218,789	941
	Mannatech Inc.	40,249	817
*	Tandy Leather Factory Inc.	93,919	761
*	Reed's Inc.	168,431	691
*	Coffee Holding Co. Inc.	130,802	608
*	Zedge Inc. Class B	155,961	488
*,^	Nova Lifestyle Inc.	246,529	476
*	Willamette Valley Vineyards Inc.	55,833	447
*	Summer Infant Inc.	163,915	334
*	Female Health Co.	350,871	319
*,^	Lipocine Inc.	83,770	308
*	Charles & Colvard Ltd.	233,777	257
*	Emerson Radio Corp.	183,685	193
	Stanley Furniture Co. Inc.	194,361	175
	P&F Industries Inc. Class A	18,458	153
*,^	DS Healthcare Group Inc.	231,016	152
*	Cyanotech Corp.	23,466	101
	CompX International Inc.	5,846	94
*	CTI Industries Corp.	14,046	88
*	Differential Brands Group Inc.	31,820	75
*	JRjr33 Inc.	80,833	61
*	Hovnanian Enterprises Inc. Class B	19,300	53
*	Crystal Rock Holdings Inc.	60,050	49
	Ocean Bio-Chem Inc.	11,842	45
*	RiceBran Technologies	28,938	30
*	Koss Corp.	12,072	28
*,^	Long Island Iced Tea Corp.	6,400	27
	LCI Industries	96	10
	Monster Digital Inc.	3,100	5

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Bridgford Foods Corp.	53	1
			47,649,009
Consumer Services (13.0%)
*	Amazon.com Inc.	8,558,557	6,417,805
	Comcast Corp. Class A	50,479,761	3,485,628
	Home Depot Inc.	25,791,280	3,458,095
	Walt Disney Co.	30,329,375	3,160,927
	Wal-Mart Stores Inc.	32,757,385	2,264,190
	McDonald's Corp.	17,591,525	2,141,240
	CVS Health Corp.	22,588,149	1,782,431
	Starbucks Corp.	29,301,800	1,626,836
	Walgreens Boots Alliance Inc.	19,495,680	1,613,462
*	Priceline Group Inc.	1,046,652	1,534,455
	Time Warner Inc.	15,530,657	1,499,174
	Costco Wholesale Corp.	9,269,270	1,484,103
	Lowe's Cos. Inc.	18,540,088	1,318,571
*	Charter Communications Inc. Class A	4,303,031	1,238,929
*	Netflix Inc.	8,636,517	1,069,201
	TJX Cos. Inc.	13,208,832	992,380
	Target Corp.	11,909,957	860,256
	Delta Air Lines Inc.	15,847,303	779,529
	Kroger Co.	20,040,742	691,606
	McKesson Corp.	4,787,594	672,418
*	eBay Inc.	22,578,550	670,357
	Southwest Airlines Co.	13,041,061	649,966
	Twenty-First Century Fox Inc. Class A	22,349,546	626,681
	Sysco Corp.	10,471,480	579,806
*	O'Reilly Automotive Inc.	1,993,666	555,057
	Ross Stores Inc.	8,389,562	550,355
	CBS Corp. Class B	8,078,541	513,957
	Marriott International Inc. Class A	6,189,328	511,734
	American Airlines Group Inc.	10,437,006	487,304
*	AutoZone Inc.	616,963	487,271
	Cardinal Health Inc.	6,765,985	486,948
	Yum! Brands Inc.	7,377,173	467,196
	Las Vegas Sands Corp.	8,423,217	449,884
	Dollar General Corp.	5,936,364	439,706
	Omnicom Group Inc.	5,009,331	426,344
*	United Continental Holdings Inc.	5,798,893	422,623
	Carnival Corp.	8,017,370	417,384
*	Dollar Tree Inc.	4,741,103	365,918
	Hilton Worldwide Holdings Inc.	12,569,835	341,900
	L Brands Inc.	5,171,972	340,523
*	Ulta Salon Cosmetics & Fragrance Inc.	1,254,370	319,789
	Nielsen Holdings plc	7,558,616	317,084
	Royal Caribbean Cruises Ltd.	3,647,798	299,265
*	MGM Resorts International	10,293,394	296,759
	Expedia Inc.	2,612,595	295,955
	AmerisourceBergen Corp. Class A	3,509,060	274,373
	Viacom Inc. Class B	7,555,990	265,215
*	DISH Network Corp. Class A	4,553,251	263,770
*	CarMax Inc.	4,051,476	260,875
	Advance Auto Parts Inc.	1,480,894	250,449
	Best Buy Co. Inc.	5,728,469	244,434
	Macy's Inc.	6,528,507	233,786
*,^	Chipotle Mexican Grill Inc. Class A	616,714	232,699
	Alaska Air Group Inc.	2,615,963	232,114
	Twenty-First Century Fox Inc.	8,508,236	231,849
	Tractor Supply Co.	2,793,749	211,794
	Whole Foods Market Inc.	6,742,663	207,404
^	Tiffany & Co.	2,620,230	202,884
	Foot Locker Inc.	2,838,932	201,252
	Interpublic Group of Cos. Inc.	8,479,245	198,499
	Kohl's Corp.	3,829,469	189,099

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Darden Restaurants Inc.	2,580,081	187,624
	Aramark	5,158,598	184,265
*	Rite Aid Corp.	22,200,255	182,930
	Wyndham Worldwide Corp.	2,322,836	177,395
*	Liberty Interactive Corp. QVC Group Class A	8,877,660	177,376
	Domino's Pizza Inc.	1,019,555	162,354
^	Sirius XM Holdings Inc.	36,095,286	160,624
*	JetBlue Airways Corp.	6,857,105	153,736
	Signet Jewelers Ltd.	1,621,605	152,852
	Wynn Resorts Ltd.	1,725,274	149,253
*	Norwegian Cruise Line Holdings Ltd.	3,365,067	143,116
	FactSet Research Systems Inc.	859,696	140,500
*	Discovery Communications Inc.	4,976,344	133,267
*	Burlington Stores Inc.	1,508,092	127,811
	Bed Bath & Beyond Inc.	3,103,186	126,113
	Staples Inc.	13,780,864	124,717
	KAR Auction Services Inc.	2,920,710	124,481
	Vail Resorts Inc.	766,451	123,636
	Nordstrom Inc.	2,563,916	122,889
	Scripps Networks Interactive Inc. Class A	1,712,730	122,238
*	Liberty Media Corp-Liberty SiriusXM Class C	3,582,138	121,506
*	Copart Inc.	2,088,269	115,711
	News Corp. Class A	10,095,045	115,689
*	VCA Inc.	1,624,823	111,544
	Service Corp. International	3,907,008	110,959
*	TripAdvisor Inc.	2,389,835	110,817
*	ServiceMaster Global Holdings Inc.	2,873,011	108,226
	H&R Block Inc.	4,697,332	107,992
	Gap Inc.	4,629,159	103,878
	Sabre Corp.	4,121,856	102,840
	Dunkin' Brands Group Inc.	1,939,325	101,698
	Casey's General Stores Inc.	831,009	98,790
	TEGNA Inc.	4,534,721	96,998
*	Panera Bread Co. Class A	469,539	96,298
	Six Flags Entertainment Corp.	1,575,426	94,463
	Dick's Sporting Goods Inc.	1,766,142	93,782
	Dun & Bradstreet Corp.	770,278	93,450
*	Spirit Airlines Inc.	1,483,529	85,837
	Cinemark Holdings Inc.	2,213,852	84,923
^	Cracker Barrel Old Country Store Inc.	507,889	84,807
*	Discovery Communications Inc. Class A	3,022,976	82,860
*	Sally Beauty Holdings Inc.	3,103,531	81,995
	Williams-Sonoma Inc.	1,693,987	81,972
	Jack in the Box Inc.	690,001	77,032
	CST Brands Inc.	1,595,125	76,805
*	Live Nation Entertainment Inc.	2,787,064	74,136
*	AutoNation Inc.	1,516,197	73,763
*	Liberty Media Corp-Liberty SiriusXM Class A	2,103,539	72,614
	Rollins Inc.	2,110,772	71,302
*	Madison Square Garden Co. Class A	414,024	71,009
*	GrubHub Inc.	1,798,786	67,670
*	AMC Networks Inc. Class A	1,276,882	66,832
*	Cabela's Inc.	1,137,053	66,574
*	Bright Horizons Family Solutions Inc.	943,135	66,038
	Texas Roadhouse Inc. Class A	1,346,770	64,968
*	Hawaiian Holdings Inc.	1,078,512	61,475
*	Avis Budget Group Inc.	1,674,815	61,432
*	Pandora Media Inc.	4,668,940	60,883
	Cable One Inc.	96,434	59,956
*	Buffalo Wild Wings Inc.	387,845	59,883
*	Grand Canyon Education Inc.	1,002,664	58,606
*	Beacon Roofing Supply Inc.	1,266,927	58,367
	Wendy's Co.	4,284,410	57,925
*	Yelp Inc. Class A	1,512,860	57,685

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Tribune Media Co. Class A	1,631,159	57,058
	Cheesecake Factory Inc.	932,084	55,813
	GameStop Corp. Class A	2,194,615	55,436
	Brinker International Inc.	1,103,438	54,653
*	Sprouts Farmers Market Inc.	2,882,892	54,544
	John Wiley & Sons Inc. Class A	993,421	54,141
	Lions Gate Entertainment Corp. Class B	2,206,054	54,137
	Chemed Corp.	327,905	52,599
	American Eagle Outfitters Inc.	3,465,092	52,565
*,^	JC Penney Co. Inc.	6,174,853	51,313
*	United Natural Foods Inc.	1,057,501	50,464
	Office Depot Inc.	11,112,668	50,229
*	Dave & Buster's Entertainment Inc.	889,645	50,087
	Dolby Laboratories Inc. Class A	1,107,215	50,035
	Aaron's Inc.	1,539,033	49,234
	Matthews International Corp. Class A	637,301	48,977
	Papa John's International Inc.	567,185	48,540
*	Michaels Cos. Inc.	2,361,154	48,286
*	Murphy USA Inc.	785,239	48,269
	Graham Holdings Co. Class B	93,855	48,049
	Big Lots Inc.	941,921	47,294
	Meredith Corp.	793,029	46,908
	Allegiant Travel Co. Class A	280,600	46,692
	AMERCO	125,958	46,553
	Regal Entertainment Group Class A	2,257,269	46,500
	Sinclair Broadcast Group Inc. Class A	1,385,379	46,202
*	Five Below Inc.	1,149,420	45,931
	Hillenbrand Inc.	1,194,792	45,820
*	Urban Outfitters Inc.	1,608,807	45,819
	Lithia Motors Inc. Class A	470,783	45,586
*	Liberty Expedia Holdings Inc. Class A	1,140,731	45,253
*	Media General Inc.	2,288,722	43,097
	Bloomin' Brands Inc.	2,387,311	43,043
	PriceSmart Inc.	508,707	42,477
	Churchill Downs Inc.	282,056	42,435
*	Acxiom Corp.	1,553,946	41,646
	ILG Inc.	2,269,866	41,243
	Core-Mark Holding Co. Inc.	929,933	40,052
	Choice Hotels International Inc.	713,600	39,997
*	Sotheby's	1,002,526	39,961
	Penske Automotive Group Inc.	762,111	39,508
	Nexstar Broadcasting Group Inc. Class A	614,324	38,887
	SkyWest Inc.	1,060,206	38,645
	Chico's FAS Inc.	2,677,505	38,529
	Children's Place Inc.	380,599	38,421
	New York Times Co. Class A	2,834,449	37,698
*,^	WebMD Health Corp.	760,460	37,696
*	Stamps.com Inc.	327,915	37,595
	Extended Stay America Inc.	2,302,075	37,179
	Monro Muffler Brake Inc.	649,224	37,136
	Marriott Vacations Worldwide Corp.	423,977	35,974
	Time Inc.	1,935,062	34,541
	DeVry Education Group Inc.	1,104,872	34,472
*	Shutterfly Inc.	681,496	34,197
*	Boyd Gaming Corp.	1,663,479	33,552
*	Hyatt Hotels Corp. Class A	578,528	31,969
	Group 1 Automotive Inc.	407,274	31,743
*	Caesars Acquisition Co. Class A	2,305,190	31,120
*	Liberty Media Corp-Liberty Media	985,298	30,869
	DSW Inc. Class A	1,360,374	30,812
*,^	Groupon Inc. Class A	9,080,247	30,146
*	comScore Inc.	953,817	30,122
	SpartanNash Co.	742,471	29,357
	Morningstar Inc.	391,780	28,819

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*,^	Ollie's Bargain Outlet Holdings Inc.	1,007,531	28,664
	Caleres Inc.	862,732	28,315
*	Houghton Mifflin Harcourt Co.	2,589,085	28,092
	DineEquity Inc.	362,260	27,894
*	MSG Networks Inc.	1,288,118	27,695
^	Lions Gate Entertainment Corp. Class A	1,019,433	27,423
*	Popeyes Louisiana Kitchen Inc.	450,739	27,261
^	SeaWorld Entertainment Inc.	1,393,382	26,377
*	SUPERVALU Inc.	5,612,243	26,209
	Tailored Brands Inc.	1,022,651	26,129
*	Asbury Automotive Group Inc.	422,225	26,051
*	Genesco Inc.	416,097	25,840
*	Hertz Global Holdings Inc.	1,188,218	25,618
*	Rush Enterprises Inc. Class A	796,256	25,401
*	La Quinta Holdings Inc.	1,780,249	25,297
*,^	RH	811,803	24,923
	Scholastic Corp.	520,608	24,724
	Dillard's Inc. Class A	391,837	24,564
*	Belmond Ltd. Class A	1,825,081	24,365
*	Etsy Inc.	2,053,408	24,189
*	Ascena Retail Group Inc.	3,881,193	24,025
	Gannett Co. Inc.	2,459,895	23,886
*	Performance Food Group Co.	980,144	23,523
*	EW Scripps Co. Class A	1,207,781	23,346
	Sonic Corp.	872,169	23,121
	HSN Inc.	661,016	22,673
	Bob Evans Farms Inc.	419,849	22,340
*	Herc Holdings Inc.	548,505	22,028
*	Penn National Gaming Inc.	1,577,470	21,753
*	Liberty TripAdvisor Holdings Inc. Class A	1,438,309	21,647
	Capella Education Co.	244,132	21,435
	Planet Fitness Inc. Class A	1,025,883	20,620
^	AMC Entertainment Holdings Inc.	608,282	20,469
*	Denny's Corp.	1,577,438	20,239
	International Speedway Corp. Class A	540,259	19,882
*	Apollo Education Group Inc.	1,924,721	19,055
	ClubCorp Holdings Inc.	1,292,573	18,548
	National CineMedia Inc.	1,254,901	18,485
	Weis Markets Inc.	273,282	18,266
^	Wingstop Inc.	604,748	17,895
*	Hibbett Sports Inc.	470,550	17,552
*	BJ's Restaurants Inc.	436,023	17,136
*	Pinnacle Entertainment Inc.	1,180,729	17,121
*	Express Inc.	1,585,308	17,058
	Abercrombie & Fitch Co.	1,417,964	17,016
*	Strayer Education Inc.	210,386	16,963
*	Fiesta Restaurant Group Inc.	565,112	16,869
	New Media Investment Group Inc.	1,048,589	16,767
	Finish Line Inc. Class A	890,763	16,755
*	Red Robin Gourmet Burgers Inc.	282,342	15,924
	GNC Holdings Inc. Class A	1,440,536	15,904
	Cato Corp. Class A	521,406	15,684
*	Scientific Games Corp. Class A	1,100,379	15,405
*	Francesca's Holdings Corp.	841,660	15,175
	Guess? Inc.	1,242,722	15,037
*	Liberty Media Corp-Liberty Braves Series C	727,698	14,983
*	Quotient Technology Inc.	1,360,063	14,621
*,^	Shake Shack Inc. Class A	404,848	14,490
*	Gray Television Inc.	1,325,315	14,380
	Pier 1 Imports Inc.	1,683,211	14,375
*	SiteOne Landscape Supply Inc.	413,761	14,370
*	Liberty Media Corp-Liberty Media Class A	455,946	14,294
	Buckle Inc.	611,025	13,931
	Ingles Markets Inc. Class A	288,211	13,863

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
^	Fred's Inc. Class A	741,437	13,761
*	Tile Shop Holdings Inc.	700,509	13,695
*,^	TrueCar Inc.	1,089,739	13,622
*	Career Education Corp.	1,337,932	13,500
	Red Rock Resorts Inc. Class A	574,855	13,331
	Barnes & Noble Inc.	1,178,434	13,140
	Sonic Automotive Inc. Class A	562,530	12,882
*	Isle of Capri Casinos Inc.	515,339	12,724
	World Wrestling Entertainment Inc. Class A	671,599	12,357
*	Vitamin Shoppe Inc.	517,965	12,302
	Ruth's Hospitality Group Inc.	667,481	12,215
*	K12 Inc.	705,433	12,105
	Rent-A-Center Inc.	1,063,848	11,968
*	Bankrate Inc.	1,048,451	11,585
*	Diplomat Pharmacy Inc.	906,457	11,421
*	SP Plus Corp.	401,704	11,308
*	Chuy's Holdings Inc.	346,901	11,257
	Marcus Corp.	353,632	11,139
*	Biglari Holdings Inc.	22,935	10,853
*	Carrols Restaurant Group Inc.	708,356	10,802
*	Regis Corp.	743,394	10,794
*,^	Caesars Entertainment Corp.	1,232,713	10,478
*,^	Chegg Inc.	1,417,101	10,458
*	MarineMax Inc.	521,442	10,090
*	Providence Service Corp.	259,701	9,882
*	XO Group Inc.	491,883	9,567
*,^	Zoe's Kitchen Inc.	396,528	9,513
*	Eldorado Resorts Inc.	556,806	9,438
	Entravision Communications Corp. Class A	1,295,206	9,066
^	PetMed Express Inc.	391,792	9,039
*	Del Taco Restaurants Inc.	629,632	8,890
	Blue Nile Inc.	218,074	8,860
*,^	Party City Holdco Inc.	615,017	8,733
*	FTD Cos. Inc.	363,752	8,672
	Haverty Furniture Cos. Inc.	362,955	8,602
*	Smart & Final Stores Inc.	604,461	8,523
*,^	Lumber Liquidators Holdings Inc.	538,273	8,472
*	Barnes & Noble Education Inc.	738,519	8,471
*,^	Zumiez Inc.	387,583	8,469
*	Del Frisco's Restaurant Group Inc.	484,849	8,242
	Shoe Carnival Inc.	292,424	7,890
*	American Public Education Inc.	316,764	7,777
	Carriage Services Inc. Class A	264,488	7,575
*,^	tronc Inc.	544,833	7,557
*	RetailMeNot Inc.	808,524	7,519
*	Angie's List Inc.	852,156	7,013
*,^	Weight Watchers International Inc.	609,855	6,983
^	MDC Partners Inc. Class A	1,065,816	6,981
*	Clean Energy Fuels Corp.	2,438,146	6,973
*	1-800-Flowers.com Inc. Class A	648,433	6,938
*	America's Car-Mart Inc.	157,565	6,893
	Big 5 Sporting Goods Corp.	392,584	6,811
*	Chefs' Warehouse Inc.	425,560	6,724
	Entercom Communications Corp. Class A	437,705	6,697
*	Global Eagle Entertainment Inc.	1,034,576	6,683
*	Potbelly Corp.	505,539	6,521
*	Bojangles' Inc.	346,719	6,466
*	Sportsman's Warehouse Holdings Inc.	658,221	6,181
*	Intrawest Resorts Holdings Inc.	339,365	6,058
*	Habit Restaurants Inc. Class A	348,144	6,005
*	Overstock.com Inc.	338,656	5,926
*	Rubicon Project Inc.	790,152	5,863
	News Corp. Class B	496,186	5,855
	Winmark Corp.	45,000	5,677

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Citi Trends Inc.	296,071	5,578
*	Monarch Casino & Resort Inc.	211,116	5,443
*,^	Trupanion Inc.	349,801	5,429
*,^	Lands' End Inc.	352,618	5,342
*,^	El Pollo Loco Holdings Inc.	432,335	5,318
	Village Super Market Inc. Class A	170,813	5,278
*,^	Duluth Holdings Inc.	204,688	5,199
	RCI Hospitality Holdings Inc.	295,780	5,058
*	J Alexander's Holdings Inc.	466,456	5,014
*	Titan Machinery Inc.	337,978	4,924
*	Daily Journal Corp.	20,306	4,910
	Speedway Motorsports Inc.	224,949	4,875
*	Tuesday Morning Corp.	899,213	4,856
*	Liquidity Services Inc.	493,955	4,816
*	Kirkland's Inc.	309,634	4,802
*	Lindblad Expeditions Holdings Inc.	502,136	4,745
*	Reading International Inc. Class A	267,133	4,434
*,^	Sears Holdings Corp.	474,483	4,408
*	Care.com Inc.	492,474	4,221
^	Natural Health Trends Corp.	169,273	4,206
	CSS Industries Inc.	152,348	4,124
*	Build-A-Bear Workshop Inc.	290,639	3,996
*	Nathan's Famous Inc.	60,924	3,954
*	Ruby Tuesday Inc.	1,191,510	3,849
*,^	Trade Desk Inc. Class A	138,197	3,824
*	PCM Inc.	167,129	3,760
*	Liberty Media Corp-Liberty Braves Series A	180,472	3,698
*	Ascent Capital Group Inc. Class A	227,164	3,694
*	Bridgepoint Education Inc.	363,674	3,684
	Clear Channel Outdoor Holdings Inc. Class A	725,923	3,666
*	Conn's Inc.	285,058	3,606
*	Boot Barn Holdings Inc.	287,466	3,599
	Saga Communications Inc. Class A	71,295	3,586
*	Tilly's Inc. Class A	271,103	3,576
*	Townsquare Media Inc. Class A	341,712	3,557
*	Avid Technology Inc.	792,873	3,489
*	Lee Enterprises Inc.	1,110,959	3,222
	Stein Mart Inc.	583,377	3,197
*	Century Casinos Inc.	377,961	3,111
*	Destination XL Group Inc.	699,917	2,975
*	At Home Group Inc.	199,207	2,914
	A H Belo Corp. Class A	444,082	2,820
*	West Marine Inc.	264,561	2,770
*	Autobytel Inc.	198,457	2,669
*	TechTarget Inc.	304,451	2,597
	Stage Stores Inc.	578,358	2,527
*,^	Kona Grill Inc.	200,313	2,514
	Collectors Universe Inc.	117,187	2,488
*	Natural Grocers by Vitamin Cottage Inc.	206,944	2,461
*	Red Lion Hotels Corp.	280,003	2,338
*	Marchex Inc. Class B	817,652	2,167
*,^	Hemisphere Media Group Inc. Class A	193,265	2,165
*	EVINE Live Inc.	1,408,823	2,113
*	QuinStreet Inc.	549,349	2,066
*	Gaia Inc. Class A	236,794	2,048
*,^	Container Store Group Inc.	314,632	1,998
	Golden Entertainment Inc.	162,280	1,965
*	RealNetworks Inc.	386,288	1,877
*	Leaf Group Ltd.	263,028	1,723
*	Christopher & Banks Corp.	697,604	1,632
*	Fogo De Chao Inc.	113,216	1,625
	McClatchy Co. Class A	119,995	1,582
*	Travelzoo Inc.	166,357	1,564
*	Radio One Inc.	538,531	1,562

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Wayside Technology Group Inc.	79,567	1,488
*	Luby's Inc.	335,552	1,436
*	YuMe Inc.	400,538	1,434
*,^	Papa Murphy's Holdings Inc.	311,582	1,315
	Salem Media Group Inc. Class A	207,043	1,294
*	Cambium Learning Group Inc.	248,408	1,240
*	Peak Resorts Inc.	197,020	1,093
*	Town Sports International Holdings Inc.	404,990	1,012
	Destination Maternity Corp.	185,491	959
*	New York & Co. Inc.	406,347	922
^	Live Ventures Inc.	37,251	895
	Liberty Tax Inc.	64,719	867
*	Remark Media Inc.	219,630	861
	Educational Development Corp.	82,487	821
*	Bravo Brio Restaurant Group Inc.	154,523	587
*	Nevada Gold & Casinos Inc.	312,948	579
*	Profire Energy Inc.	409,919	566
*,^	Good Times Restaurants Inc.	178,652	563
*	Famous Dave's of America Inc.	108,592	538
	Gaming Partners International Corp.	42,577	503
*	Full House Resorts Inc.	193,494	464
*,^	Digital Turbine Inc.	625,025	422
*	CafePress Inc.	139,975	412
	Emmis Communications Corp. Class A	123,802	406
*,^	WeCast Network Inc.	326,461	402
	Ark Restaurants Corp.	15,310	371
*,^	Bon-Ton Stores Inc.	245,651	361
*	TheStreet Inc.	412,547	351
	National American University Holdings Inc.	175,287	342
*	Dover Downs Gaming & Entertainment Inc.	315,936	325
*	Gordmans Stores Inc.	446,665	306
*,^	hhgregg Inc.	207,489	297
*	Cumulus Media Inc. Class A	257,942	263
*	Spark Networks Inc.	283,674	238
*	Rave Restaurant Group Inc.	123,069	231
*	MaxPoint Interactive Inc.	38,149	229
*	Insignia Systems Inc.	95,048	227
*	Diversified Restaurant Holdings Inc.	152,142	213
	Value Line Inc.	9,438	184
*	Spanish Broadcasting System Inc.	51,540	157
	Flanigan's Enterprises Inc.	5,174	128
^	bebe stores inc	23,971	122
*	VistaGen Therapeutics Inc.	30,687	114
*	Rush Enterprises Inc. Class B	2,967	92
*,^	Noodles & Co. Class A	20,188	83
*,^	FunctionX Inc.	15,119	37
*,^	Net Element Inc.	46,142	36
*	NTN Buzztime Inc.	3,841	33
	Haverty Furniture Cos. Inc. Class A	1,375	32
*	SPAR Group Inc.	19,446	19
	Viacom Inc. Class A	300	12
*	Universal Travel Group	42,843	7
*	ONE Group Hospitality Inc.	2,677	6
*	Radio One Inc. Class A	950	3
			64,671,428
Financials (20.6%)
	JPMorgan Chase & Co.	75,817,317	6,542,276
*	Berkshire Hathaway Inc. Class B	39,400,223	6,421,448
	Wells Fargo & Co.	95,774,705	5,278,144
	Bank of America Corp.	214,199,154	4,733,801
	Citigroup Inc.	60,190,801	3,577,139
	Visa Inc. Class A	39,581,531	3,088,151
	Mastercard Inc. Class A	20,405,276	2,106,845
	Goldman Sachs Group Inc.	7,584,395	1,816,083

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	US Bancorp	34,462,772	1,770,353
	American International Group Inc.	21,679,713	1,415,902
	Morgan Stanley	29,800,018	1,259,051
	Chubb Ltd.	9,355,851	1,236,095
	American Express Co.	16,496,910	1,222,091
	PNC Financial Services Group Inc.	10,378,104	1,213,823
	Simon Property Group Inc.	6,656,048	1,182,580
	Bank of New York Mellon Corp.	21,324,482	1,010,354
	MetLife Inc.	18,617,438	1,003,294
	Charles Schwab Corp.	25,193,362	994,382
	American Tower Corporation	9,018,762	953,103
	Prudential Financial Inc.	9,116,711	948,685
	Capital One Financial Corp.	10,278,751	896,718
	BlackRock Inc.	2,239,398	852,181
	BB&T Corp.	17,285,295	812,755
	CME Group Inc.	6,816,896	786,329
	Marsh & McLennan Cos. Inc.	10,957,611	740,625
	Travelers Cos. Inc.	6,025,524	737,645
	Intercontinental Exchange Inc.	12,564,326	708,879
	Public Storage	3,121,279	697,606
	Crown Castle International Corp.	7,632,563	662,278
	Synchrony Financial	17,329,956	628,558
	Aon plc	5,591,582	623,629
	Discover Financial Services	8,416,813	606,768
	Aflac Inc.	8,673,858	603,701
	S&P Global Inc.	5,495,954	591,035
	Prologis Inc.	11,113,911	586,703
	SunTrust Banks Inc.	10,524,918	577,292
	Allstate Corp.	7,785,156	577,036
	State Street Corp.	7,376,312	573,287
	Equinix Inc.	1,509,476	539,502
	AvalonBay Communities Inc.	2,908,334	515,211
	Welltower Inc.	7,660,677	512,729
	Equity Residential	7,741,298	498,230
	Weyerhaeuser Co.	15,845,479	476,790
	M&T Bank Corp.	2,998,952	469,126
	Ventas Inc.	7,489,759	468,260
	Fifth Third Bancorp	16,242,180	438,052
	Progressive Corp.	12,330,185	437,722
	KeyCorp	22,912,617	418,614
	Boston Properties Inc.	3,252,809	409,138
	Northern Trust Corp.	4,556,504	405,757
	Citizens Financial Group Inc.	11,024,777	392,813
	Hartford Financial Services Group Inc.	8,036,329	382,931
	Regions Financial Corp.	26,562,688	381,440
	Vornado Realty Trust	3,596,184	375,334
	Ameriprise Financial Inc.	3,363,873	373,188
	T. Rowe Price Group Inc.	4,934,268	371,353
	Principal Financial Group Inc.	6,085,772	352,123
	Willis Towers Watson plc	2,761,751	337,707
	Digital Realty Trust Inc.	3,362,352	330,385
	General Growth Properties Inc.	13,089,029	326,964
	Moody's Corp.	3,462,359	326,397
	Lincoln National Corp.	4,870,841	322,791
	Essex Property Trust Inc.	1,385,297	322,082
	Realty Income Corp.	5,463,848	314,062
	Huntington Bancshares Inc.	22,990,586	303,936
	Equifax Inc.	2,528,490	298,943
	First Republic Bank	3,214,610	296,194
	Host Hotels & Resorts Inc.	15,711,362	296,002
	HCP Inc.	9,895,628	294,098
	Franklin Resources Inc.	7,278,410	288,079
	Loews Corp.	6,109,144	286,091
*	IHS Markit Ltd.	7,590,070	268,764

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Invesco Ltd.	8,687,070	263,566
*	Markel Corp.	282,185	255,236
*	Liberty Broadband Corp.	3,409,884	252,570
	Cincinnati Financial Corp.	3,323,962	251,790
	Comerica Inc.	3,685,293	251,005
*	Berkshire Hathaway Inc. Class A	978	238,750
	Mid-America Apartment Communities Inc.	2,404,377	235,437
	SL Green Realty Corp.	2,136,310	229,760
	Western Union Co.	10,305,783	223,842
	TD Ameritrade Holding Corp.	5,014,979	218,653
	Unum Group	4,965,894	218,152
	XL Group Ltd.	5,764,145	214,772
	Federal Realty Investment Trust	1,508,967	214,439
*	Arch Capital Group Ltd.	2,479,668	213,971
	Kimco Realty Corp.	8,475,054	213,232
	Annaly Capital Management Inc.	21,350,573	212,865
	UDR Inc.	5,644,811	205,923
	Macerich Co.	2,884,863	204,364
*	E*TRADE Financial Corp.	5,792,329	200,704
	Duke Realty Corp.	7,472,104	198,459
*	CBRE Group Inc. Class A	6,232,611	196,265
	Extra Space Storage Inc.	2,527,298	195,209
	Arthur J Gallagher & Co.	3,753,786	195,047
*	Alleghany Corp.	312,889	190,274
*	SVB Financial Group	1,102,853	189,316
	Raymond James Financial Inc.	2,703,631	187,281
	FNF Group	5,513,907	187,252
	Zions Bancorporation	4,349,908	187,220
	Alexandria Real Estate Equities Inc.	1,671,343	185,736
	CIT Group Inc.	4,303,836	183,688
	Ally Financial Inc.	9,614,451	182,867
	Torchmark Corp.	2,420,000	178,499
	VEREIT Inc.	20,675,209	174,912
	Iron Mountain Inc.	5,298,889	172,108
	Reinsurance Group of America Inc. Class A	1,354,362	170,419
*	Affiliated Managers Group Inc.	1,150,749	167,204
	Nasdaq Inc.	2,468,419	165,680
	Voya Financial Inc.	4,194,113	164,493
*	Signature Bank	1,076,143	161,637
	Brixmor Property Group Inc.	6,432,725	157,087
	New York Community Bancorp Inc.	9,812,915	156,123
	East West Bancorp Inc.	3,065,924	155,841
	Camden Property Trust	1,848,812	155,430
	MSCI Inc. Class A	1,966,555	154,925
	SEI Investments Co.	3,079,911	152,024
	Regency Centers Corp.	2,204,263	151,984
	Apartment Investment & Management Co.	3,306,103	150,262
	Everest Re Group Ltd.	693,123	149,992
	Kilroy Realty Corp.	1,945,593	142,456
	American Campus Communities Inc.	2,805,453	139,627
	National Retail Properties Inc.	3,103,353	137,168
	PacWest Bancorp	2,441,829	132,933
	WP Carey Inc.	2,241,092	132,426
	American Financial Group Inc.	1,486,340	130,976
	WR Berkley Corp.	1,968,813	130,946
	Bank of the Ozarks Inc.	2,437,090	128,167
	People's United Financial Inc.	6,590,671	127,595
^	Omega Healthcare Investors Inc.	4,079,863	127,537
	CBOE Holdings Inc.	1,724,903	127,453
	AGNC Investment Corp.	7,004,599	126,993
	Axis Capital Holdings Ltd.	1,937,338	126,450
	Gaming and Leisure Properties Inc.	4,120,617	126,173
	Endurance Specialty Holdings Ltd.	1,357,657	125,448
	Liberty Property Trust	3,098,068	122,374

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Starwood Property Trust Inc.	5,422,381	119,021
	Lamar Advertising Co. Class A	1,751,046	117,740
	Equity LifeStyle Properties Inc.	1,624,092	117,097
	RenaissanceRe Holdings Ltd.	845,038	115,111
	Assurant Inc.	1,235,076	114,689
	Lazard Ltd. Class A	2,755,291	113,215
	Spirit Realty Capital Inc.	10,302,864	111,889
	MarketAxess Holdings Inc.	759,279	111,553
	Douglas Emmett Inc.	3,027,595	110,689
	Hospitality Properties Trust	3,429,298	108,846
	Commerce Bancshares Inc.	1,861,355	107,605
	Navient Corp.	6,510,028	106,960
	Forest City Realty Trust Inc. Class A	5,102,916	106,345
	Assured Guaranty Ltd.	2,815,097	106,326
	Sun Communities Inc.	1,386,873	106,248
	Brown & Brown Inc.	2,366,545	106,163
	Webster Financial Corp.	1,941,202	105,368
	Highwoods Properties Inc.	2,065,130	105,342
	Cullen/Frost Bankers Inc.	1,188,149	104,830
	Synovus Financial Corp.	2,509,739	103,100
	CubeSmart	3,790,805	101,480
	Prosperity Bancshares Inc.	1,403,121	100,716
	Old Republic International Corp.	5,283,948	100,395
	DDR Corp.	6,550,369	100,024
	First Horizon National Corp.	4,895,563	97,960
*	Western Alliance Bancorp	2,006,918	97,757
	Jones Lang LaSalle Inc.	954,905	96,484
	EPR Properties	1,342,326	96,339
	Popular Inc.	2,198,438	96,336
	Senior Housing Properties Trust	5,030,324	95,224
	Eaton Vance Corp.	2,268,681	95,012
	American Homes 4 Rent Class A	4,528,080	94,999
	Allied World Assurance Co. Holdings AG	1,768,050	94,962
	Investors Bancorp Inc.	6,729,267	93,873
	Weingarten Realty Investors	2,547,494	91,175
	Hudson Pacific Properties Inc.	2,598,293	90,369
	DCT Industrial Trust Inc.	1,886,569	90,329
	Taubman Centers Inc.	1,212,463	89,637
	Validus Holdings Ltd.	1,616,656	88,932
	Umpqua Holdings Corp.	4,693,862	88,151
	Healthcare Trust of America Inc. Class A	3,011,039	87,651
	PrivateBancorp Inc.	1,600,204	86,715
*	Howard Hughes Corp.	756,330	86,297
	First American Financial Corp.	2,330,728	85,375
	Apple Hospitality REIT Inc.	4,265,804	85,231
	Life Storage Inc.	979,369	83,501
	Medical Properties Trust Inc.	6,785,642	83,463
	New Residential Investment Corp.	5,288,026	83,128
	BankUnited Inc.	2,199,383	82,895
	Hanover Insurance Group Inc.	906,533	82,504
	STORE Capital Corp.	3,323,730	82,129
	Gramercy Property Trust	8,920,994	81,895
	Bank of Hawaii Corp.	922,572	81,823
	Radian Group Inc.	4,531,494	81,476
*	Texas Capital Bancshares Inc.	1,036,685	81,276
	Wintrust Financial Corp.	1,112,200	80,712
	Communications Sales & Leasing Inc.	3,172,033	80,601
*	Equity Commonwealth	2,660,044	80,440
	Realogy Holdings Corp.	3,100,275	79,770
*,^	Zillow Group Inc.	2,167,952	79,065
	Associated Banc-Corp	3,198,271	78,997
	IBERIABANK Corp.	934,861	78,295
	Chemical Financial Corp.	1,421,403	76,997
	Retail Properties of America Inc.	4,997,683	76,615

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Hancock Holding Co.	1,749,115	75,387
	United Bankshares Inc.	1,625,602	75,184
	CyrusOne Inc.	1,675,018	74,924
	Healthcare Realty Trust Inc.	2,464,178	74,714
*	MGIC Investment Corp.	7,173,794	73,101
	MB Financial Inc.	1,539,211	72,697
	Outfront Media Inc.	2,911,652	72,413
	LaSalle Hotel Properties	2,375,433	72,379
	Tanger Factory Outlet Centers Inc.	2,004,647	71,726
	FNB Corp.	4,457,193	71,449
	CNO Financial Group Inc.	3,723,420	71,304
	Home BancShares Inc.	2,531,577	70,302
	DuPont Fabros Technology Inc.	1,599,471	70,265
	Aspen Insurance Holdings Ltd.	1,272,833	70,006
	Fulton Financial Corp.	3,704,742	69,649
	Sunstone Hotel Investors Inc.	4,565,392	69,622
	UMB Financial Corp.	901,487	69,523
	Rayonier Inc.	2,599,394	69,144
	First Industrial Realty Trust Inc.	2,442,151	68,502
	Primerica Inc.	980,236	67,783
*	Stifel Financial Corp.	1,339,576	66,912
	White Mountains Insurance Group Ltd.	79,595	66,545
	Education Realty Trust Inc.	1,543,697	65,298
	Washington Federal Inc.	1,899,321	65,242
	Two Harbors Investment Corp.	7,448,470	64,951
	Pinnacle Financial Partners Inc.	933,173	64,669
	Empire State Realty Trust Inc.	3,200,192	64,612
	Chimera Investment Corp.	3,795,811	64,605
	Cousins Properties Inc.	7,579,510	64,502
	TCF Financial Corp.	3,290,159	64,454
	ProAssurance Corp.	1,139,819	64,058
	Piedmont Office Realty Trust Inc. Class A	3,042,020	63,609
*	Liberty Ventures Class A	1,710,988	63,084
	Corporate Office Properties Trust	1,987,246	62,042
	Sterling Bancorp	2,627,083	61,474
	RLJ Lodging Trust	2,502,371	61,283
^	First Financial Bankshares Inc.	1,351,627	61,094
*	CoreCivic Inc.	2,485,721	60,801
	Cathay General Bancorp	1,597,911	60,769
	National Health Investors Inc.	814,458	60,408
	Equity One Inc.	1,966,999	60,367
	Brandywine Realty Trust	3,653,520	60,320
	MFA Financial Inc.	7,889,767	60,199
	LPL Financial Holdings Inc.	1,699,327	59,833
	Hope Bancorp Inc.	2,722,835	59,603
	Valley National Bancorp	5,096,865	59,328
	Legg Mason Inc.	1,972,728	59,004
	Erie Indemnity Co. Class A	521,959	58,694
	First Citizens BancShares Inc. Class A	165,216	58,652
	Paramount Group Inc.	3,646,265	58,304
	Glacier Bancorp Inc.	1,606,358	58,198
	NorthStar Realty Finance Corp.	3,813,308	57,772
	Ryman Hospitality Properties Inc.	914,326	57,612
	Urban Edge Properties	2,081,071	57,250
	Blackstone Mortgage Trust Inc. Class A	1,896,074	57,015
	GEO Group Inc.	1,585,661	56,973
	CoreSite Realty Corp.	715,574	56,795
	Columbia Property Trust Inc.	2,627,869	56,762
	NorthStar Asset Management Group Inc.	3,803,909	56,754
	Community Bank System Inc.	910,114	56,236
	BancorpSouth Inc.	1,807,495	56,123
*	SLM Corp.	5,066,801	55,836
	Columbia Banking System Inc.	1,248,772	55,795
	RLI Corp.	881,587	55,655

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Federated Investors Inc. Class B	1,949,831	55,141
	Physicians Realty Trust	2,883,125	54,664
	Acadia Realty Trust	1,663,247	54,355
	Great Western Bancorp Inc.	1,239,899	54,047
	Selective Insurance Group Inc.	1,219,700	52,508
	Old National Bancorp	2,850,083	51,729
	Washington REIT	1,516,565	49,577
	CVB Financial Corp.	2,153,929	49,390
	Interactive Brokers Group Inc.	1,345,328	49,118
	Mack-Cali Realty Corp.	1,682,898	48,838
	DiamondRock Hospitality Co.	4,228,041	48,749
	International Bancshares Corp.	1,191,695	48,621
	Evercore Partners Inc. Class A	699,068	48,026
*	Essent Group Ltd.	1,481,892	47,969
	EastGroup Properties Inc.	648,358	47,875
	Trustmark Corp.	1,337,499	47,682
	Retail Opportunity Investments Corp.	2,255,244	47,653
	AmTrust Financial Services Inc.	1,734,576	47,493
	Hilltop Holdings Inc.	1,585,042	47,234
	PS Business Parks Inc.	402,652	46,917
	FirstCash Inc.	987,423	46,409
	Colony Capital Inc. Class A	2,275,947	46,088
	Colony Starwood Homes	1,596,631	45,999
	Xenia Hotels & Resorts Inc.	2,333,511	45,317
	Pebblebrook Hotel Trust	1,514,535	45,057
*	Blackhawk Network Holdings Inc.	1,193,895	44,980
	American National Insurance Co.	359,542	44,803
	BGC Partners Inc. Class A	4,341,583	44,414
	Care Capital Properties Inc.	1,772,434	44,311
	Lexington Realty Trust	4,093,792	44,213
	EverBank Financial Corp.	2,255,702	43,873
	Alexander & Baldwin Inc.	976,406	43,811
	South State Corp.	497,284	43,463
	Capitol Federal Financial Inc.	2,618,611	43,102
	First Midwest Bancorp Inc.	1,677,305	42,318
	QTS Realty Trust Inc. Class A	837,411	41,577
	CBL & Associates Properties Inc.	3,608,162	41,494
	Kite Realty Group Trust	1,756,035	41,232
	Janus Capital Group Inc.	3,103,874	41,188
	LTC Properties Inc.	872,212	40,977
	Financial Engines Inc.	1,114,547	40,960
*	Enstar Group Ltd.	206,401	40,805
	Washington Prime Group Inc.	3,908,445	40,687
*	Genworth Financial Inc. Class A	10,551,547	40,201
*	HealthEquity Inc.	989,216	40,083
	Argo Group International Holdings Ltd.	607,558	40,038
*	Eagle Bancorp Inc.	655,010	39,923
*	LendingClub Corp.	7,561,599	39,698
	United Community Banks Inc.	1,338,554	39,648
	American Equity Investment Life Holding Co.	1,758,309	39,632
*,^	Zillow Group Inc. Class A	1,081,448	39,419
	STAG Industrial Inc.	1,641,592	39,185
	Towne Bank	1,165,741	38,761
	WesBanco Inc.	892,158	38,416
	Kennedy-Wilson Holdings Inc.	1,863,911	38,210
*,^	Credit Acceptance Corp.	174,642	37,986
	Monogram Residential Trust Inc.	3,502,213	37,894
	Independent Bank Corp.	533,954	37,617
	Potlatch Corp.	893,389	37,210
	Northwest Bancshares Inc.	2,054,664	37,046
	NBT Bancorp Inc.	880,497	36,875
	LegacyTexas Financial Group Inc.	854,609	36,799
	Banner Corp.	657,364	36,688
*	PRA Group Inc.	936,002	36,598

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	HRG Group Inc.	2,329,944	36,254
	Kemper Corp.	815,521	36,128
	BOK Financial Corp.	434,563	36,086
*	FCB Financial Holdings Inc. Class A	753,470	35,941
	Mercury General Corp.	593,285	35,722
	Horace Mann Educators Corp.	834,415	35,713
	Simmons First National Corp. Class A	573,302	35,631
	Astoria Financial Corp.	1,910,304	35,627
	New York REIT Inc.	3,507,569	35,497
	Renasant Corp.	837,567	35,362
	ServisFirst Bancshares Inc.	941,372	35,245
	First Financial Bancorp	1,238,460	35,234
	American Assets Trust Inc.	817,344	35,211
*,^	BofI Holding Inc.	1,206,759	34,453
	Invesco Mortgage Capital Inc.	2,322,774	33,913
	Yadkin Financial Corp.	986,367	33,793
	Rexford Industrial Realty Inc.	1,439,068	33,372
	First Merchants Corp.	883,833	33,276
	Park National Corp.	275,743	32,995
	Union Bankshares Corp.	922,899	32,984
^	Westamerica Bancorporation	523,424	32,939
	Provident Financial Services Inc.	1,159,292	32,808
	Chesapeake Lodging Trust	1,261,885	32,632
	Waddell & Reed Financial Inc. Class A	1,669,501	32,572
	Select Income REIT	1,292,410	32,569
	Apollo Commercial Real Estate Finance Inc.	1,932,795	32,123
	Sabra Health Care REIT Inc.	1,307,304	31,924
*	Santander Consumer USA Holdings Inc.	2,320,243	31,323
	Franklin Street Properties Corp.	2,392,264	31,004
	Ameris Bancorp	704,638	30,722
*	Quality Care Properties Inc.	1,971,019	30,551
	Navigators Group Inc.	258,649	30,456
	S&T Bancorp Inc.	776,573	30,317
	BNC Bancorp	949,698	30,295
	Summit Hotel Properties Inc.	1,860,443	29,823
	Beneficial Bancorp Inc.	1,615,375	29,723
	WSFS Financial Corp.	635,392	29,450
*	MBIA Inc.	2,743,552	29,356
^	Government Properties Income Trust	1,498,895	28,576
	Four Corners Property Trust Inc.	1,390,269	28,528
	Terreno Realty Corp.	974,606	27,767
	Tompkins Financial Corp.	293,413	27,739
^	WisdomTree Investments Inc.	2,484,407	27,676
	Kearny Financial Corp.	1,775,573	27,610
	Global Net Lease Inc.	3,516,130	27,531
	Ramco-Gershenson Properties Trust	1,609,349	26,683
	Boston Private Financial Holdings Inc.	1,606,113	26,581
	National General Holdings Corp.	1,056,720	26,407
	Pennsylvania REIT	1,387,360	26,304
	Agree Realty Corp.	563,789	25,963
	First Commonwealth Financial Corp.	1,813,455	25,715
*	OneMain Holdings Inc. Class A	1,158,164	25,642
	Employers Holdings Inc.	645,234	25,551
	Redwood Trust Inc.	1,669,300	25,390
	Artisan Partners Asset Management Inc. Class A	843,154	25,084
	Lakeland Financial Corp.	526,041	24,913
	TFS Financial Corp.	1,278,899	24,350
	CenterState Banks Inc.	963,522	24,252
	CYS Investments Inc.	3,136,594	24,246
	Athene Holding Ltd. Class A	503,641	24,170
	Heartland Financial USA Inc.	503,511	24,169
	Nelnet Inc. Class A	473,661	24,038
	AMERISAFE Inc.	382,128	23,826
	Berkshire Hills Bancorp Inc.	624,526	23,014

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	PennyMac Mortgage Investment Trust	1,403,002	22,967
	Hanmi Financial Corp.	649,449	22,666
	HFF Inc. Class A	748,642	22,646
	Maiden Holdings Ltd.	1,295,164	22,601
*	St. Joe Co.	1,186,174	22,537
	Brookline Bancorp Inc.	1,369,649	22,462
	FelCor Lodging Trust Inc.	2,766,343	22,158
	Safety Insurance Group Inc.	300,304	22,132
*	Piper Jaffray Cos.	299,393	21,706
	City Holding Co.	319,938	21,628
	First Busey Corp.	695,457	21,406
	Southside Bancshares Inc.	565,523	21,303
	Cardinal Financial Corp.	647,827	21,242
	Monmouth Real Estate Investment Corp.	1,389,534	21,177
	Capstead Mortgage Corp.	2,063,410	21,026
^	Investors Real Estate Trust	2,935,909	20,933
*	Green Dot Corp. Class A	886,661	20,881
*	Pacific Premier Bancorp Inc.	587,400	20,765
	Stewart Information Services Corp.	446,457	20,573
	NRG Yield Inc.	1,300,071	20,541
	CareTrust REIT Inc.	1,338,727	20,509
	Universal Insurance Holdings Inc.	714,724	20,298
	Universal Health Realty Income Trust	307,776	20,187
	State Bank Financial Corp.	748,638	20,108
*	Customers Bancorp Inc.	560,777	20,087
	Capital Bank Financial Corp.	509,492	19,998
	Lakeland Bancorp Inc.	1,020,457	19,899
*	iStar Inc.	1,602,586	19,824
*	FNFV Group	1,444,386	19,788
	United Fire Group Inc.	401,460	19,740
	RE/MAX Holdings Inc. Class A	351,466	19,682
	Sandy Spring Bancorp Inc.	491,196	19,643
	National Storage Affiliates Trust	888,327	19,605
	National Bank Holdings Corp. Class A	612,415	19,530
	Ladder Capital Corp. Class A	1,423,322	19,528
	Central Pacific Financial Corp.	619,365	19,460
^	Seritage Growth Properties Class A	454,638	19,418
*	Parkway Inc.	869,817	19,353
*,^	Black Knight Financial Services Inc. Class A	509,062	19,243
	Saul Centers Inc.	288,358	19,208
	Meridian Bancorp Inc.	1,010,639	19,101
	New Senior Investment Group Inc.	1,942,629	19,018
	Infinity Property & Casualty Corp.	213,774	18,791
	Stock Yards Bancorp Inc.	399,712	18,766
	Alexander's Inc.	43,464	18,553
	Northfield Bancorp Inc.	927,459	18,521
*	First BanCorp (NYSE)	2,759,476	18,240
	Hersha Hospitality Trust Class A	846,496	18,200
*	Walker & Dunlop Inc.	579,314	18,075
	Getty Realty Corp.	707,451	18,033
	First Interstate BancSystem Inc. Class A	420,595	17,896
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	935,183	17,759
	Banc of California Inc.	1,013,674	17,587
	MainSource Financial Group Inc.	510,368	17,557
	United Financial Bancorp Inc.	961,781	17,466
	OceanFirst Financial Corp.	577,307	17,337
	ARMOUR Residential REIT Inc.	794,527	17,233
	Tier REIT Inc.	985,798	17,143
	Meta Financial Group Inc.	165,530	17,033
	Easterly Government Properties Inc.	846,020	16,937
*	KCG Holdings Inc. Class A	1,274,173	16,883
	ConnectOne Bancorp Inc.	637,291	16,538
	FBL Financial Group Inc. Class A	210,390	16,442
	Enterprise Financial Services Corp.	379,092	16,301

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Flushing Financial Corp.	552,497	16,238
	New York Mortgage Trust Inc.	2,458,382	16,225
	TrustCo Bank Corp. NY	1,834,198	16,049
	First Hawaiian Inc.	457,360	15,925
	Community Trust Bancorp Inc.	320,664	15,905
	Washington Trust Bancorp Inc.	281,064	15,754
	Chatham Lodging Trust	755,302	15,521
	Univest Corp. of Pennsylvania	499,787	15,443
	BancFirst Corp.	164,324	15,290
*	HomeStreet Inc.	482,000	15,231
	Virtus Investment Partners Inc.	128,366	15,154
*,^	LendingTree Inc.	148,953	15,096
	Heritage Financial Corp.	580,664	14,952
	Oritani Financial Corp.	797,224	14,948
*	MTGE Investment Corp.	944,349	14,826
	James River Group Holdings Ltd.	356,811	14,826
	National Western Life Group Inc. Class A	47,243	14,683
	Greenhill & Co. Inc.	526,254	14,577
	Cohen & Steers Inc.	432,586	14,535
*	Third Point Reinsurance Ltd.	1,253,447	14,477
*	Liberty Broadband Corp. Class A	199,415	14,450
	Independent Bank Group Inc.	231,350	14,436
	TriCo Bancshares	419,606	14,342
	Camden National Corp.	321,360	14,284
	Horizon Bancorp	507,428	14,208
	CoBiz Financial Inc.	836,620	14,131
*	Greenlight Capital Re Ltd. Class A	616,392	14,054
	Independence Realty Trust Inc.	1,558,727	13,904
	Moelis & Co. Class A	410,032	13,900
	Bryn Mawr Bank Corp.	329,033	13,869
	Ashford Hospitality Trust Inc.	1,771,741	13,749
*,^	Encore Capital Group Inc.	479,557	13,739
	Armada Hoffler Properties Inc.	932,372	13,585
	Mercantile Bank Corp.	348,954	13,156
	Urstadt Biddle Properties Inc. Class A	543,677	13,108
	Investment Technology Group Inc.	658,215	12,993
	Bridge Bancorp Inc.	341,532	12,944
	Preferred Bank	245,689	12,879
	Heritage Commerce Corp.	891,202	12,860
	First of Long Island Corp.	446,737	12,754
	InfraREIT Inc.	711,885	12,750
	Diamond Hill Investment Group Inc.	60,602	12,749
*	Seacoast Banking Corp. of Florida	572,144	12,622
	German American Bancorp Inc.	237,874	12,515
	First Potomac Realty Trust	1,139,741	12,503
	Great Southern Bancorp Inc.	227,200	12,416
*	NMI Holdings Inc. Class A	1,165,381	12,411
	Anworth Mortgage Asset Corp.	2,346,903	12,134
	OFG Bancorp	917,265	12,016
*	Ambac Financial Group Inc.	528,630	11,894
	Altisource Residential Corp.	1,062,695	11,732
	Gladstone Commercial Corp.	583,419	11,727
	Dime Community Bancshares Inc.	581,604	11,690
	CatchMark Timber Trust Inc. Class A	1,036,624	11,672
	First Financial Corp.	220,334	11,634
*	INTL. FCStone Inc.	293,330	11,616
	NRG Yield Inc. Class A	754,664	11,592
*,^	Nationstar Mortgage Holdings Inc.	638,344	11,529
	AG Mortgage Investment Trust Inc.	657,502	11,250
	Guaranty Bancorp	464,831	11,249
	Silver Bay Realty Trust Corp.	653,836	11,207
	Southwest Bancorp Inc.	376,995	10,933
*	EZCORP Inc. Class A	1,025,805	10,925
	Peoples Bancorp Inc.	336,332	10,917

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Opus Bank	362,857	10,904
	Cedar Realty Trust Inc.	1,627,937	10,630
	Park Sterling Corp.	984,629	10,624
*	Ocwen Financial Corp.	1,959,934	10,564
*	CU Bancorp	294,438	10,541
	QCR Holdings Inc.	243,352	10,537
*	Flagstar Bancorp Inc.	390,362	10,516
	Suffolk Bancorp	240,313	10,290
	PJT Partners Inc.	331,172	10,227
*	Triumph Bancorp Inc.	387,180	10,125
	UMH Properties Inc.	659,642	9,928
	State National Cos. Inc.	708,279	9,817
	Stonegate Bank	230,716	9,628
*	Franklin Financial Network Inc.	229,163	9,590
	Bank Mutual Corp.	991,212	9,367
*	TriState Capital Holdings Inc.	418,854	9,257
	NexPoint Residential Trust Inc.	414,161	9,252
	Independent Bank Corp. Michigan	424,010	9,201
	Waterstone Financial Inc.	499,977	9,200
	United Community Financial Corp.	1,019,232	9,112
	Peapack Gladstone Financial Corp.	294,408	9,091
*	Bancorp Inc.	1,152,119	9,056
	Kinsale Capital Group Inc.	265,729	9,037
	Whitestone REIT	623,647	8,968
	Blue Hills Bancorp Inc.	476,432	8,933
	Virtu Financial Inc. Class A	556,827	8,881
	Fidelity Southern Corp.	372,287	8,812
	Preferred Apartment Communities Inc. Class A	590,553	8,805
	First Defiance Financial Corp.	173,443	8,801
	Financial Institutions Inc.	254,896	8,717
	Pacific Continental Corp.	397,133	8,677
*	Forestar Group Inc.	644,548	8,573
*	HomeTrust Bancshares Inc.	330,585	8,562
	First Bancorp	314,940	8,547
	Arrow Financial Corp.	211,011	8,546
*	Tejon Ranch Co.	335,528	8,532
	Westwood Holdings Group Inc.	141,736	8,503
*	Marcus & Millichap Inc.	318,195	8,502
	Midland States Bancorp Inc.	234,785	8,495
	CorEnergy Infrastructure Trust Inc.	243,143	8,481
	Clifton Bancorp Inc.	501,079	8,478
*,^	Citizens Inc. Class A	863,136	8,476
	Western Asset Mortgage Capital Corp.	824,137	8,299
	Heritage Insurance Holdings Inc.	526,969	8,258
*	First Foundation Inc.	289,377	8,247
*	Atlantic Capital Bancshares Inc.	425,706	8,088
	Federal Agricultural Mortgage Corp.	140,002	8,018
	1st Source Corp.	175,787	7,851
*	World Acceptance Corp.	121,837	7,832
^	Cowen Group Inc. Class A	503,502	7,804
	Community Healthcare Trust Inc.	338,482	7,795
	First Community Bancshares Inc.	258,101	7,779
*	MedEquities Realty Trust Inc.	684,654	7,600
*	Green Bancorp Inc.	499,252	7,589
	Farmers National Banc Corp.	532,236	7,558
	Houlihan Lokey Inc.	238,157	7,411
	West Bancorporation Inc.	297,901	7,358
	Live Oak Bancshares Inc.	396,900	7,343
	People's Utah Bancorp	272,975	7,329
*	Allegiance Bancshares Inc.	201,417	7,281
	Xenith Bankshares Inc.	257,181	7,253
	Ashford Hospitality Prime Inc.	525,960	7,179
	HCI Group Inc.	177,536	7,009
	EMC Insurance Group Inc.	232,856	6,988

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Ares Commercial Real Estate Corp.	506,179	6,950
	Arlington Asset Investment Corp. Class A	462,362	6,852
*	PennyMac Financial Services Inc. Class A	411,092	6,845
	City Office REIT Inc.	519,471	6,841
	One Liberty Properties Inc.	271,435	6,818
*	Global Indemnity Ltd.	178,113	6,806
	American National Bankshares Inc.	195,532	6,805
	Arbor Realty Trust Inc.	911,743	6,802
*	National Commerce Corp.	183,030	6,800
	State Auto Financial Corp.	253,569	6,798
*	PICO Holdings Inc.	446,669	6,767
^	Fidelity & Guaranty Life	283,211	6,712
	OneBeacon Insurance Group Ltd. Class A	418,138	6,711
*,^	Altisource Portfolio Solutions SA	252,370	6,711
	Carolina Financial Corp.	214,105	6,592
*	MoneyGram International Inc.	551,724	6,516
	First Connecticut Bancorp Inc.	286,860	6,497
	MBT Financial Corp.	569,575	6,465
*	HarborOne Bancorp Inc.	333,819	6,456
	Dynex Capital Inc.	933,848	6,369
*	Nicolet Bankshares Inc.	133,261	6,355
	RMR Group Inc. Class A	159,578	6,303
	Cherry Hill Mortgage Investment Corp.	343,342	6,245
*	Enova International Inc.	497,246	6,240
	Old Second Bancorp Inc.	563,540	6,227
	Charter Financial Corp.	372,448	6,209
	RAIT Financial Trust	1,831,718	6,155
*	WMIH Corp.	3,929,491	6,091
	Bank of Marin Bancorp	87,215	6,083
	Prudential Bancorp Inc.	353,203	6,047
^	Peoples Financial Services Corp.	123,049	5,993
^	Orchid Island Capital Inc.	545,124	5,904
	Republic Bancorp Inc. Class A	148,101	5,856
	Hingham Institution for Savings	29,020	5,711
*	Regional Management Corp.	216,812	5,698
*	Veritex Holdings Inc.	211,414	5,647
	Heritage Oaks Bancorp	457,286	5,638
*	NewStar Financial Inc.	608,100	5,625
	National Bankshares Inc.	129,222	5,615
*	Pacific Mercantile Bancorp	767,710	5,604
	Timberland Bancorp Inc.	270,330	5,585
	CNB Financial Corp.	202,637	5,419
*	Safeguard Scientifics Inc.	394,700	5,309
	United Insurance Holdings Corp.	349,790	5,296
	Enterprise Bancorp Inc.	140,874	5,291
	Bluerock Residential Growth REIT Inc. Class A	383,662	5,264
*	FRP Holdings Inc.	139,016	5,241
	Pzena Investment Management Inc. Class A	459,472	5,105
	Farmers Capital Bank Corp.	119,724	5,034
	First Mid-Illinois Bancshares Inc.	147,699	5,022
	Resource Capital Corp.	602,245	5,017
	Macatawa Bank Corp.	480,746	5,005
	MidWestOne Financial Group Inc.	131,944	4,961
*	Southern First Bancshares Inc.	137,728	4,958
*,^	CardConnect Corp.	389,689	4,949
	Consolidated-Tomoka Land Co.	92,551	4,944
	Merchants Bancshares Inc.	90,332	4,896
	Citizens & Northern Corp.	186,835	4,895
	Ames National Corp.	146,601	4,838
*	Republic First Bancorp Inc.	575,397	4,805
	Codorus Valley Bancorp Inc.	166,545	4,763
	Federated National Holding Co.	253,013	4,729
*	First Northwest Bancorp	302,022	4,712
	Orrstown Financial Services Inc.	210,135	4,707

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Stratus Properties Inc.	142,314	4,661
	Sierra Bancorp	173,955	4,625
	Shore Bancshares Inc.	303,151	4,623
	First Bancorp Inc.	138,764	4,593
	Investar Holding Corp.	243,121	4,534
	ESCROW WINTHROP REALTYTRUST	562,609	4,512
*	Cascade Bancorp	551,715	4,480
	Territorial Bancorp Inc.	136,300	4,476
	GAIN Capital Holdings Inc.	677,382	4,457
	Sun Bancorp Inc.	171,177	4,451
	Drive Shack Inc.	1,173,979	4,414
*	Ladenburg Thalmann Financial Services Inc.	1,803,152	4,400
	Owens Realty Mortgage Inc.	232,758	4,311
	Jernigan Capital Inc.	201,980	4,252
	Southern National Bancorp of Virginia Inc.	260,040	4,249
	Western New England Bancorp Inc.	453,610	4,241
	Bank of Commerce Holdings	442,890	4,207
*,^	First Community Financial Partners Inc.	355,182	4,156
	Baldwin & Lyons Inc. Class B	164,743	4,152
	American Farmland Co.	520,817	4,151
^	Global Medical REIT Inc.	463,975	4,139
	BankFinancial Corp.	278,046	4,121
	MidSouth Bancorp Inc.	299,101	4,068
	ESSA Bancorp Inc.	256,659	4,035
	Reis Inc.	180,218	4,010
*	Sutherland Asset Management Corp.	296,505	3,988
	First Financial Northwest Inc.	201,997	3,987
	Ellington Residential Mortgage REIT	302,791	3,939
	First Internet Bancorp	123,009	3,936
	Calamos Asset Management Inc. Class A	459,317	3,927
	Great Ajax Corp.	293,875	3,900
	Bear State Financial Inc.	383,531	3,893
	WashingtonFirst Bankshares Inc.	133,150	3,860
*	eHealth Inc.	362,213	3,858
^	Farmland Partners Inc.	345,562	3,856
	Tiptree Financial Inc. Class A	624,992	3,844
*	On Deck Capital Inc.	810,857	3,754
^	Central Valley Community Bancorp	183,014	3,653
	Bar Harbor Bankshares	77,157	3,652
*	BSB Bancorp Inc.	123,470	3,574
*	Carolina Bank Holdings Inc.	138,316	3,573
*	FB Financial Corp.	137,654	3,572
	Home Bancorp Inc.	91,599	3,537
	Manning & Napier Inc.	464,929	3,510
	Silvercrest Asset Management Group Inc. Class A	264,796	3,482
	Donegal Group Inc. Class A	196,160	3,429
	Investors Title Co.	21,162	3,347
	Marlin Business Services Corp.	158,706	3,317
	Southern Missouri Bancorp Inc.	93,400	3,305
	Wheeler REIT Inc.	1,933,539	3,287
	Lake Sunapee Bank Group	138,742	3,273
	Capital City Bank Group Inc.	159,056	3,257
*	Equity Bancshares Inc. Class A	95,079	3,198
*,^	Impac Mortgage Holdings Inc.	224,990	3,154
	Unity Bancorp Inc.	199,003	3,124
*	UCP Inc.	258,732	3,118
	Sotherly Hotels Inc.	458,677	3,114
	Northrim BanCorp Inc.	98,554	3,114
*	Trinity Place Holdings Inc.	330,021	3,059
	Provident Financial Holdings Inc.	150,670	3,047
	Middleburg Financial Corp.	87,119	3,027
	Penns Woods Bancorp Inc.	59,264	2,993
*	Entegra Financial Corp.	144,122	2,969
*	Atlas Financial Holdings Inc.	159,477	2,879

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	FBR & Co.	219,692	2,856
	Oppenheimer Holdings Inc. Class A	153,353	2,852
*	First NBC Bank Holding Co.	382,989	2,796
	C&F Financial Corp.	55,655	2,774
*	SmartFinancial Inc.	139,194	2,756
	Five Oaks Investment Corp.	553,730	2,752
	MutualFirst Financial Inc.	82,894	2,744
	Century Bancorp Inc. Class A	45,204	2,712
	GAMCO Investors Inc. Class A	87,119	2,691
^	Access National Corp.	96,911	2,690
	Summit Financial Group Inc.	97,574	2,686
*,^	Walter Investment Management Corp.	560,577	2,663
	Old Line Bancshares Inc.	110,778	2,656
	First Business Financial Services Inc.	111,527	2,645
	Associated Capital Group Inc. Class A	80,379	2,640
	United Bancorp Inc.	194,803	2,630
*	AV Homes Inc.	160,363	2,534
*	Malvern Bancorp Inc.	116,188	2,457
	Kingstone Cos. Inc.	175,538	2,414
	SI Financial Group Inc.	155,648	2,397
*	Commerce Union Bancshares Inc.	109,466	2,380
	Federal Agricultural Mortgage Corp. Class A	38,986	2,378
	Gladstone Land Corp.	210,951	2,371
	Independence Holding Co.	120,758	2,361
*	Consumer Portfolio Services Inc.	432,627	2,215
*	Hallmark Financial Services Inc.	190,242	2,213
	HopFed Bancorp Inc.	161,415	2,173
	LCNB Corp.	92,274	2,145
*,^	Centrue Financial Corp.	96,509	2,115
	1st Constitution Bancorp	112,587	2,105
	Premier Financial Bancorp Inc.	104,198	2,094
*	MSB Financial Corp.	137,827	2,026
	FS Bancorp Inc.	55,283	1,987
	Blue Capital Reinsurance Holdings Ltd.	107,626	1,986
	Medley Management Inc. Class A	191,156	1,892
*,^	Health Insurance Innovations Inc. Class A	95,669	1,708
	Global Self Storage Inc.	357,723	1,706
*,^	Stonegate Mortgage Corp.	283,714	1,694
	Civista Bancshares Inc.	86,961	1,690
*	American River Bankshares	111,451	1,684
	First Bancshares Inc.	60,415	1,661
*	Atlantic Coast Financial Corp.	240,434	1,635
*	Westbury Bancorp Inc.	75,189	1,556
	Summit State Bank	101,234	1,519
	Northeast Bancorp	110,689	1,450
*	Performant Financial Corp.	613,513	1,442
*	Nicholas Financial Inc.	120,764	1,436
	Bankwell Financial Group Inc.	43,392	1,410
*	Maui Land & Pineapple Co. Inc.	184,180	1,335
	CB Financial Services Inc.	50,236	1,299
*	Ashford Inc.	28,887	1,274
	Urstadt Biddle Properties Inc.	64,362	1,262
	Manhattan Bridge Capital Inc.	162,879	1,238
	First US Bancshares Inc.	102,457	1,142
	Fifth Street Asset Management Inc.	164,515	1,102
*	Coastway Bancorp Inc.	69,446	1,087
	Parke Bancorp Inc.	53,671	1,081
	Select Bancorp Inc.	102,462	1,009
*	JW Mays Inc.	22,036	989
^	Poage Bankshares Inc.	54,231	984
	AmeriServ Financial Inc.	261,840	969
	Citizens Community Bancorp Inc.	77,102	958
	DNB Financial Corp.	33,690	957
	PB Bancorp Inc.	95,384	949

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Asta Funding Inc.	95,799	939
*	Security National Financial Corp. Class A	143,485	933
	Sussex Bancorp	42,121	880
*	Sunshine Bancorp Inc.	49,892	855
	Mackinac Financial Corp.	63,025	849
*	Conifer Holdings Inc.	103,497	844
	SB Financial Group Inc.	51,539	827
	Hennessy Advisors Inc.	22,997	730
*	Provident Bancorp Inc.	40,760	730
	First Guaranty Bancshares Inc.	30,460	730
	Home Federal Bancorp Inc.	26,980	725
*	1347 Property Insurance Holdings Inc.	91,546	714
*,^	IZEA Inc.	144,706	653
*,^	Altisource Asset Management Corp.	11,228	601
*	Jason Industries Inc.	326,636	588
	Bancorp of New Jersey Inc.	42,822	578
	Eagle Bancorp Montana Inc.	25,938	547
*	FXCM Inc. Class A	70,356	496
	California First National Bancorp	28,965	453
*	Emergent Capital Inc.	366,873	444
*	Anchor Bancorp Inc.	14,890	405
	First Savings Financial Group Inc.	7,979	381
*	First Acceptance Corp.	340,089	354
*	Melrose Bancorp Inc.	19,964	336
*	Connecture Inc.	171,098	287
	United Bancshares Inc.	12,609	277
	US Global Investors Inc. Class A	203,281	276
	Stewardship Financial Corp.	27,139	266
	Wellesley Bank	9,400	261
*	National Holdings Corp.	93,836	252
	Pathfinder Bancorp Inc.	17,572	236
*	Bay Bancorp Inc.	34,372	227
*	Capstar Financial Holdings Inc.	8,149	179
*	InterGroup Corp.	6,301	170
	WVS Financial Corp.	11,313	167
	Oxbridge Re Holdings Ltd.	23,000	137
	Institutional Financial Markets Inc.	102,416	122
*,^	Income Opportunity Realty Investors Inc.	12,550	92
*	Gyrodyne LLC	4,548	83
*	RMG Networks Holding Corp.	111,292	76
*,^	ZAIS Group Holdings Inc.	40,786	60
	Atlantic American Corp.	11,780	48
*	ITUS Corp.	8,580	46
*	Randolph Bancorp Inc.	2,600	42
*	Unico American Corp.	1,600	17
	Lake Shore Bancorp Inc.	1,050	17
*	Intersections Inc.	4,274	17
	National Security Group Inc.	800	14
	Paragon Commercial Corp.	267	12
*	Vestin Realty Mortgage II Inc.	4,452	10
	Porter Bancorp Inc.	631	8
*	LM Funding America Inc.	1,700	7
	Baldwin & Lyons Inc. Class A	225	6
*	American Realty Investors Inc.	668	3
	NorthStar Realty Europe Corp.	22	—
			102,612,418
Health Care (12.2%)
	Johnson & Johnson	57,656,000	6,642,548
	Pfizer Inc.	128,584,313	4,176,419
	Merck & Co. Inc.	58,449,208	3,440,905
	UnitedHealth Group Inc.	20,169,939	3,227,997
	Amgen Inc.	15,786,623	2,308,162
	AbbVie Inc.	34,453,691	2,157,490
	Medtronic plc	29,348,359	2,090,484

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Bristol-Myers Squibb Co.	35,417,036	2,069,772
	Gilead Sciences Inc.	27,919,852	1,999,341
*	Celgene Corp.	16,423,272	1,900,994
*	Allergan plc	7,961,224	1,671,937
	Eli Lilly & Co.	21,046,019	1,547,935
*	Biogen Inc.	4,620,409	1,310,256
	Abbott Laboratories	31,181,236	1,197,671
	Thermo Fisher Scientific Inc.	8,361,155	1,179,759
	Aetna Inc.	7,429,060	921,278
*	Express Scripts Holding Co.	13,092,196	900,612
	Anthem Inc.	5,574,044	801,380
	Stryker Corp.	6,344,487	760,133
	Becton Dickinson and Co.	4,511,558	746,888
	Cigna Corp.	5,434,923	724,964
	Humana Inc.	3,156,838	644,090
*	Boston Scientific Corp.	28,828,593	623,562
*	Regeneron Pharmaceuticals Inc.	1,644,512	603,684
	Zoetis Inc.	10,484,653	561,243
*	Alexion Pharmaceuticals Inc.	4,512,224	552,071
*	Intuitive Surgical Inc.	819,327	519,593
	St. Jude Medical Inc.	6,034,194	483,882
*	HCA Holdings Inc.	6,388,229	472,857
	Baxter International Inc.	10,362,620	459,479
	Zimmer Biomet Holdings Inc.	4,242,269	437,802
*	Edwards Lifesciences Corp.	4,527,416	424,219
*	Illumina Inc.	3,110,766	398,302
*	Vertex Pharmaceuticals Inc.	5,252,462	386,949
	CR Bard Inc.	1,555,698	349,503
*	Mylan NV	9,148,346	349,009
*	Incyte Corp.	3,391,160	340,032
*	BioMarin Pharmaceutical Inc.	3,659,216	303,129
	Dentsply Sirona Inc.	4,939,495	285,157
*	Laboratory Corp. of America Holdings	2,165,718	278,035
	Quest Diagnostics Inc.	2,941,973	270,367
*	Henry Schein Inc.	1,720,382	260,999
	Perrigo Co. plc	2,885,602	240,169
*	Quintiles IMS Holdings Inc.	3,122,406	237,459
*	Hologic Inc.	5,870,261	235,515
*	IDEXX Laboratories Inc.	1,898,841	222,677
*	Waters Corp.	1,619,765	217,680
*	DaVita Inc.	3,384,029	217,255
	Universal Health Services Inc. Class B	1,907,806	202,952
*	Centene Corp.	3,432,516	193,971
	ResMed Inc.	2,980,513	184,941
	Cooper Cos. Inc.	1,027,901	179,811
*	Alkermes plc	3,216,290	178,761
*	Varian Medical Systems Inc.	1,973,044	177,140
	Envision Healthcare Corp.	2,482,196	157,098
	Teleflex Inc.	933,821	150,485
*	Align Technology Inc.	1,524,467	146,547
*	Jazz Pharmaceuticals plc	1,217,612	132,756
*	MEDNAX Inc.	1,984,338	132,276
	West Pharmaceutical Services Inc.	1,555,976	131,993
*	United Therapeutics Corp.	908,270	130,273
*	WellCare Health Plans Inc.	936,334	128,353
	STERIS plc	1,828,297	123,209
*,^	Ionis Pharmaceuticals Inc.	2,565,053	122,686
*	Mallinckrodt plc	2,280,264	113,603
*	DexCom Inc.	1,793,013	107,043
*,^	TESARO Inc.	791,558	106,449
*,^	Seattle Genetics Inc.	1,995,772	105,317
*	ABIOMED Inc.	870,308	98,066
*	Exelixis Inc.	6,087,989	90,772
	Bio-Techne Corp.	786,301	80,855

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Bio-Rad Laboratories Inc. Class A	440,012	80,205
*	Charles River Laboratories International Inc.	995,682	75,861
	HealthSouth Corp.	1,806,146	74,485
*	PAREXEL International Corp.	1,118,280	73,493
	Patterson Cos. Inc.	1,783,252	73,167
*	Neurocrine Biosciences Inc.	1,853,149	71,717
*	Alere Inc.	1,840,162	71,711
*	NuVasive Inc.	1,060,524	71,437
*	Catalent Inc.	2,636,149	71,071
*	Endo International plc	4,252,449	70,038
	Hill-Rom Holdings Inc.	1,240,474	69,640
*,^	OPKO Health Inc.	7,109,171	66,115
*	Masimo Corp.	937,224	63,169
*	Team Health Holdings Inc.	1,411,838	61,344
*,^	ACADIA Pharmaceuticals Inc.	2,037,376	58,758
*	Prestige Brands Holdings Inc.	1,113,665	58,022
*	Alnylam Pharmaceuticals Inc.	1,542,816	57,763
	Healthcare Services Group Inc.	1,456,943	57,068
*	INC Research Holdings Inc. Class A	1,079,131	56,762
*	Ultragenyx Pharmaceutical Inc.	800,948	56,315
	Cantel Medical Corp.	706,750	55,657
*	Horizon Pharma plc	3,406,989	55,125
*	Integra LifeSciences Holdings Corp.	627,281	53,814
*,^	Bluebird Bio Inc.	866,853	53,485
*	Wright Medical Group NV	2,183,525	50,177
*,^	Acadia Healthcare Co. Inc.	1,515,549	50,165
*	Neogen Corp.	758,344	50,051
*	LifePoint Health Inc.	870,946	49,470
*	Molina Healthcare Inc.	900,326	48,852
*	Brookdale Senior Living Inc.	3,920,367	48,691
*	Medicines Co.	1,418,889	48,157
	Bruker Corp.	2,243,265	47,512
*	PRA Health Sciences Inc.	846,880	46,680
	Owens & Minor Inc.	1,318,383	46,526
*,^	ARIAD Pharmaceuticals Inc.	3,681,999	45,804
*	Insulet Corp.	1,214,182	45,750
*	ICU Medical Inc.	309,901	45,664
*	VWR Corp.	1,804,726	45,172
*	Haemonetics Corp.	1,083,070	43,539
*	Ironwood Pharmaceuticals Inc. Class A	2,765,505	42,285
*,^	Ligand Pharmaceuticals Inc.	402,008	40,848
*	Akorn Inc.	1,868,548	40,790
*	Nektar Therapeutics Class A	3,232,013	39,657
*	Nevro Corp.	526,617	38,264
*,^	Kite Pharma Inc.	840,033	37,667
*,^	Intercept Pharmaceuticals Inc.	340,089	36,951
*	Magellan Health Inc.	490,990	36,947
*	Halyard Health Inc.	982,677	36,339
*	NxStage Medical Inc.	1,364,281	35,758
*	Globus Medical Inc.	1,440,236	35,732
*,^	Penumbra Inc.	537,354	34,283
*	Sage Therapeutics Inc.	664,445	33,927
*,^	Zeltiq Aesthetics Inc.	750,574	32,665
*	HMS Holdings Corp.	1,780,557	32,335
*,^	Radius Health Inc.	847,544	32,232
*,^	Juno Therapeutics Inc.	1,677,023	31,612
*,^	Array BioPharma Inc.	3,541,417	31,129
*,^	Clovis Oncology Inc.	690,395	30,667
*,^	Exact Sciences Corp.	2,284,566	30,522
*	Sarepta Therapeutics Inc.	1,094,686	30,027
*	Agios Pharmaceuticals Inc.	705,546	29,442
*	Select Medical Holdings Corp.	2,187,486	28,984
*	Five Prime Therapeutics Inc.	577,430	28,935
*	Inogen Inc.	425,761	28,598

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Portola Pharmaceuticals Inc.	1,265,732	28,403
*,^	Intrexon Corp.	1,124,846	27,334
*	Surgical Care Affiliates Inc.	587,456	27,182
*,^	Theravance Biopharma Inc.	822,532	26,222
*	Aerie Pharmaceuticals Inc.	683,445	25,868
*	Amedisys Inc.	597,855	25,487
*	Supernus Pharmaceuticals Inc.	996,377	25,159
*	Tenet Healthcare Corp.	1,684,616	25,000
*	AMAG Pharmaceuticals Inc.	717,694	24,976
*	Myriad Genetics Inc.	1,464,887	24,420
*	Pacira Pharmaceuticals Inc.	755,205	24,393
*	Omnicell Inc.	714,367	24,217
*,^	Spark Therapeutics Inc.	485,140	24,209
	CONMED Corp.	547,644	24,189
*	Emergent BioSolutions Inc.	719,472	23,627
	Abaxis Inc.	447,079	23,592
*,^	Halozyme Therapeutics Inc.	2,363,700	23,353
*	Depomed Inc.	1,289,353	23,234
*	Merit Medical Systems Inc.	867,972	23,001
*	Momenta Pharmaceuticals Inc.	1,523,043	22,922
*	Natus Medical Inc.	658,341	22,910
*	Air Methods Corp.	719,159	22,905
*	FibroGen Inc.	1,067,525	22,845
*	Cynosure Inc. Class A	495,658	22,602
	Ensign Group Inc.	1,003,286	22,283
*,^	Spectranetics Corp.	899,864	22,047
*	Synergy Pharmaceuticals Inc.	3,619,193	22,041
	Analogic Corp.	263,660	21,871
*	Repligen Corp.	707,161	21,795
*	Xencor Inc.	820,893	21,606
*	Impax Laboratories Inc.	1,576,593	20,890
*	Puma Biotechnology Inc.	659,569	20,249
*	Vascular Solutions Inc.	347,522	19,496
*,^	TherapeuticsMD Inc.	3,335,787	19,248
*,^	Alder Biopharmaceuticals Inc.	893,726	18,590
*,^	MiMedx Group Inc.	2,058,058	18,234
*	Acorda Therapeutics Inc.	966,711	18,174
*,^	Innoviva Inc.	1,635,020	17,495
	US Physical Therapy Inc.	246,689	17,318
*	Insmed Inc.	1,291,964	17,093
*	Dermira Inc.	555,613	16,852
*	Luminex Corp.	813,860	16,464
*	Cardiovascular Systems Inc.	670,219	16,226
*	Acceleron Pharma Inc.	631,615	16,119
*	Vanda Pharmaceuticals Inc.	1,002,665	15,993
*	Healthways Inc.	684,771	15,579
	Meridian Bioscience Inc.	878,960	15,558
*	PharMerica Corp.	611,873	15,389
	Atrion Corp.	30,204	15,319
*,^	Eagle Pharmaceuticals Inc.	192,868	15,302
*	Amicus Therapeutics Inc.	3,038,976	15,104
*	Glaukos Corp.	433,223	14,860
*	LHC Group Inc.	322,858	14,755
*	Retrophin Inc.	778,616	14,739
	National HealthCare Corp.	194,426	14,736
*,^	Lannett Co. Inc.	667,600	14,721
*	Anika Therapeutics Inc.	292,302	14,311
*,^	Coherus Biosciences Inc.	504,563	14,203
*	MacroGenics Inc.	682,934	13,959
*,^	Avexis Inc.	289,499	13,818
*	Blueprint Medicines Corp.	478,675	13,427
*	Amphastar Pharmaceuticals Inc.	728,681	13,422
*,^	ZIOPHARM Oncology Inc.	2,490,571	13,325
	Kindred Healthcare Inc.	1,696,555	13,318

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Orthofix International NV	366,937	13,276
*	K2M Group Holdings Inc.	656,437	13,155
*	HealthStream Inc.	523,152	13,105
*	AtriCure Inc.	666,275	13,039
*	Community Health Systems Inc.	2,279,296	12,741
*	Progenics Pharmaceuticals Inc.	1,469,052	12,693
*	GenMark Diagnostics Inc.	1,034,108	12,657
*	Corcept Therapeutics Inc.	1,733,730	12,587
*	BioTelemetry Inc.	556,003	12,427
*	NeoGenomics Inc.	1,435,960	12,306
*	CryoLife Inc.	640,421	12,264
*,^	Lexicon Pharmaceuticals Inc.	876,363	12,120
*	Quidel Corp.	556,135	11,912
*,^	Accelerate Diagnostics Inc.	559,392	11,607
*	Genomic Health Inc.	381,206	11,204
*	Cytokinetics Inc.	920,131	11,180
*	AngioDynamics Inc.	662,232	11,172
*,^	Merrimack Pharmaceuticals Inc.	2,574,118	10,502
*,^	Enanta Pharmaceuticals Inc.	312,515	10,469
*	Ardelyx Inc.	733,157	10,411
*	Intra-Cellular Therapies Inc. Class A	679,890	10,260
*	Epizyme Inc.	842,227	10,191
*,^	Keryx Biopharmaceuticals Inc.	1,737,331	10,181
*	ANI Pharmaceuticals Inc.	166,165	10,073
*	SciClone Pharmaceuticals Inc.	931,546	10,061
*,^	Inovio Pharmaceuticals Inc.	1,446,159	10,036
*	Universal American Corp.	1,002,853	9,978
*,^	Albany Molecular Research Inc.	529,789	9,939
*	Achillion Pharmaceuticals Inc.	2,386,414	9,856
*	Flexion Therapeutics Inc.	516,746	9,829
*,^	Cerus Corp.	2,233,123	9,714
*	Triple-S Management Corp. Class B	467,641	9,680
*	OraSure Technologies Inc.	1,094,246	9,607
*,^	Endologix Inc.	1,667,658	9,539
*,^	Loxo Oncology Inc.	295,027	9,475
*	Aclaris Therapeutics Inc.	347,009	9,418
*	Capital Senior Living Corp.	583,605	9,367
*,^	Heron Therapeutics Inc.	704,465	9,229
*	BioCryst Pharmaceuticals Inc.	1,452,180	9,192
*	Heska Corp.	127,220	9,109
*,^	Aimmune Therapeutics Inc.	440,723	9,013
*,^	Teladoc Inc.	544,624	8,986
*,^	Lion Biotechnologies Inc.	1,285,885	8,937
*,^	Revance Therapeutics Inc.	429,895	8,899
*,^	CoLucid Pharmaceuticals Inc.	235,320	8,566
*,^	Omeros Corp.	848,938	8,421
*	REGENXBIO Inc.	445,365	8,262
*	Almost Family Inc.	185,824	8,195
*,^	Global Blood Therapeutics Inc.	565,795	8,176
	Invacare Corp.	613,609	8,008
*,^	Achaogen Inc.	610,628	7,950
*	NanoString Technologies Inc.	354,684	7,909
*,^	Celldex Therapeutics Inc.	2,137,785	7,568
*	Otonomy Inc.	472,511	7,513
*,^	Immunomedics Inc.	2,045,575	7,507
*	Accuray Inc.	1,620,010	7,452
*	PTC Therapeutics Inc.	681,864	7,439
	LeMaitre Vascular Inc.	292,738	7,418
*	CorVel Corp.	202,343	7,406
*	Arena Pharmaceuticals Inc.	5,112,192	7,259
*,^	Novavax Inc.	5,756,947	7,254
	PDL BioPharma Inc.	3,418,090	7,246
*,^	Novocure Ltd.	916,783	7,197
*	STAAR Surgical Co.	659,118	7,151

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Curis Inc.	2,298,786	7,080
*,^	Aduro Biotech Inc.	619,537	7,063
*,^	Sucampo Pharmaceuticals Inc. Class A	520,254	7,049
*	Versartis Inc.	466,191	6,946
*	Antares Pharma Inc.	2,955,714	6,887
*	Surmodics Inc.	269,468	6,845
*,^	Geron Corp.	3,303,991	6,839
*	Karyopharm Therapeutics Inc.	720,161	6,770
*,^	Organovo Holdings Inc.	1,969,550	6,677
*,^	Pacific Biosciences of California Inc.	1,738,197	6,605
*	Surgery Partners Inc.	414,087	6,563
*,^	Bellicum Pharmaceuticals Inc.	481,109	6,553
*,^	Editas Medicine Inc.	403,508	6,549
*	Medpace Holdings Inc.	179,778	6,485
*,^	Rockwell Medical Inc.	986,171	6,459
*	Intersect ENT Inc.	531,238	6,428
*	Agenus Inc.	1,555,992	6,411
*	Natera Inc.	540,737	6,332
*	Akebia Therapeutics Inc.	607,265	6,322
*,^	Corbus Pharmaceuticals Holdings Inc.	744,904	6,294
*	Civitas Solutions Inc.	305,684	6,083
*,^	Collegium Pharmaceutical Inc.	390,345	6,078
*	Zogenix Inc.	492,110	5,979
*,^	Minerva Neurosciences Inc.	501,377	5,891
*,^	Teligent Inc.	890,203	5,884
*	Spectrum Pharmaceuticals Inc.	1,319,702	5,846
*	AxoGen Inc.	644,881	5,804
*,^	Insys Therapeutics Inc.	622,935	5,731
*,^	Adamas Pharmaceuticals Inc.	332,937	5,627
*	Exactech Inc.	201,464	5,500
	Utah Medical Products Inc.	75,141	5,467
*,^	ConforMIS Inc.	670,178	5,428
*	BioSpecifics Technologies Corp.	97,325	5,421
*,^	Advaxis Inc.	756,031	5,413
*	Enzo Biochem Inc.	773,112	5,365
*	Addus HomeCare Corp.	153,052	5,364
*	Paratek Pharmaceuticals Inc.	346,115	5,330
*	Aratana Therapeutics Inc.	725,112	5,206
*	Atara Biotherapeutics Inc.	365,179	5,186
*	La Jolla Pharmaceutical Co.	285,899	5,012
*,^	BioTime Inc.	1,386,571	5,006
*,^	Invitae Corp.	623,559	4,951
*	NewLink Genetics Corp.	466,694	4,798
*,^	Foundation Medicine Inc.	269,612	4,772
*	Rigel Pharmaceuticals Inc.	1,993,937	4,746
*,^	Sorrento Therapeutics Inc.	958,302	4,696
*	ChemoCentryx Inc.	632,749	4,682
*	Cutera Inc.	267,094	4,634
*	American Renal Associates Holdings Inc.	216,586	4,609
*	Fluidigm Corp.	627,848	4,571
*	Trevena Inc.	767,965	4,516
*	Edge Therapeutics Inc.	359,777	4,497
*	CytomX Therapeutics Inc.	397,067	4,364
*	MyoKardia Inc.	335,242	4,341
*	Quorum Health Corp.	590,419	4,292
*	Sangamo BioSciences Inc.	1,391,399	4,244
*	Seres Therapeutics Inc.	412,625	4,085
	Protagonist Therapeutics Inc.	185,600	4,081
*,^	Esperion Therapeutics Inc.	323,919	4,055
*,^	MannKind Corp.	6,306,828	4,016
*	Lantheus Holdings Inc.	462,939	3,981
*,^	MediciNova Inc.	650,207	3,921
*,^	Intellia Therapeutics Inc.	298,649	3,915
*,^	Idera Pharmaceuticals Inc.	2,607,756	3,912

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	RadNet Inc.	604,762	3,901
*	Audentes Therapeutics Inc.	210,772	3,851
*,^	ImmunoGen Inc.	1,879,282	3,834
*,^	XBiotech Inc.	373,154	3,776
*	Veracyte Inc.	482,611	3,735
*	Chimerix Inc.	810,753	3,729
*	Stemline Therapeutics Inc.	348,272	3,727
*,^	Cara Therapeutics Inc.	395,999	3,679
*	Assembly Biosciences Inc.	302,456	3,675
*	OncoMed Pharmaceuticals Inc.	469,476	3,620
*	Novan Inc.	133,930	3,619
*	Concert Pharmaceuticals Inc.	347,518	3,576
*,^	TG Therapeutics Inc.	749,917	3,487
*	Durect Corp.	2,576,202	3,452
*,^	Clearside Biomedical Inc.	376,509	3,366
	Aevi Genomic Medicine Inc.	634,352	3,286
*,^	NantKwest Inc.	572,884	3,277
*	Ophthotech Corp.	673,963	3,255
*,^	Voyager Therapeutics Inc.	254,663	3,244
	Digirad Corp.	646,980	3,235
*,^	Dynavax Technologies Corp.	816,600	3,226
*	RTI Surgical Inc.	985,239	3,202
*	Ignyta Inc.	600,099	3,181
*	PharmAthene Inc.	968,713	3,148
*,^	Ocular Therapeutix Inc.	365,932	3,063
*,^	Anavex Life Sciences Corp.	764,285	3,027
	Psychemedics Corp.	119,882	2,959
*	Pfenex Inc.	325,659	2,954
*	Tetraphase Pharmaceuticals Inc.	720,540	2,904
*	FONAR Corp.	150,332	2,879
*	IRIDEX Corp.	204,439	2,874
*	Proteostasis Therapeutics Inc.	231,393	2,837
*,^	Cempra Inc.	967,979	2,710
*	ArQule Inc.	2,137,145	2,693
*	Harvard Bioscience Inc.	878,204	2,679
*,^	InVivo Therapeutics Holdings Corp.	625,909	2,629
*,^	Zynerba Pharmaceuticals Inc.	163,457	2,548
	Fulgent Genetics Inc.	220,000	2,545
*,^	Abeona Therapeutics Inc.	518,436	2,514
*,^	Argos Therapeutics Inc.	497,911	2,440
*	Derma Sciences Inc.	464,190	2,414
*	Alliance HealthCare Services Inc.	241,816	2,321
*,^	BioScrip Inc.	2,231,081	2,320
*,^	Athersys Inc.	1,489,845	2,279
*	Bio-Path Holdings Inc.	1,681,363	2,270
*,^	VIVUS Inc.	1,968,718	2,264
*	Corvus Pharmaceuticals Inc.	157,500	2,252
*,^	Adeptus Health Inc. Class A	288,080	2,201
*	Entellus Medical Inc.	114,578	2,174
*	Applied Genetic Technologies Corp.	221,786	2,074
*	Recro Pharma Inc.	255,810	2,062
*,^	Arrowhead Pharmaceuticals Inc.	1,300,881	2,016
*,^	BioDelivery Sciences International Inc.	1,145,388	2,004
*	Cidara Therapeutics Inc.	191,857	1,995
*,^	Chembio Diagnostics Inc.	290,580	1,976
*,^	Vital Therapies Inc.	442,228	1,924
*,^	AcelRx Pharmaceuticals Inc.	732,481	1,904
*	Endocyte Inc.	735,099	1,875
*,^	Catalyst Pharmaceuticals Inc.	1,748,734	1,836
*,^	T2 Biosystems Inc.	336,001	1,767
*	CTI BioPharma Corp.	4,370,634	1,761
*,^	Bovie Medical Corp.	486,896	1,748
	Tactile Systems Technology Inc.	106,179	1,742
*,^	Asterias Biotherapeutics Inc.	375,039	1,725

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Cascadian Therapeutics Inc.	393,118	1,694
*,^	Kura Oncology Inc.	287,100	1,694
*,^	AAC Holdings Inc.	230,474	1,669
*	GlycoMimetics Inc.	270,870	1,652
*	Syndax Pharmaceuticals Inc.	229,410	1,645
*,^	CytoSorbents Corp.	295,020	1,608
*	Genesis Healthcare Inc.	374,905	1,593
*	Titan Pharmaceuticals Inc.	397,542	1,590
*,^	Genocea Biosciences Inc.	376,301	1,550
*,^	Sophiris Bio Inc.	548,430	1,536
*,^	Avinger Inc.	412,020	1,524
*,^	Fortress Biotech Inc.	559,887	1,512
*,^	Osiris Therapeutics Inc.	307,407	1,509
*	Agile Therapeutics Inc.	259,723	1,480
*,^	Navidea Biopharmaceuticals Inc.	2,346,720	1,475
*	Axsome Therapeutics Inc.	208,908	1,410
*	Dimension Therapeutics Inc.	322,496	1,403
*,^	Senseonics Holdings Inc.	520,900	1,391
*	Juniper Pharmaceuticals Inc.	239,881	1,343
*,^	Tenax Therapeutics Inc.	670,313	1,307
^	Ekso Bionics Holdings Inc.	324,075	1,290
*,^	Adamis Pharmaceuticals Corp.	408,783	1,288
*,^	ContraVir Pharmaceuticals Inc.	1,060,916	1,273
*	pSivida Corp.	699,532	1,196
*,^	ViewRay Inc.	369,163	1,155
*	Kindred Biosciences Inc.	261,521	1,111
*	SeaSpine Holdings Corp.	139,932	1,105
*,^	Biolase Inc.	782,521	1,096
*	Eiger BioPharmaceuticals Inc.	93,838	1,093
*	Palatin Technologies Inc.	2,069,790	1,055
*	Zafgen Inc.	330,152	1,050
*	OvaScience Inc.	672,993	1,030
*	Mirati Therapeutics Inc.	214,806	1,020
*	Aptevo Therapeutics Inc.	410,439	1,001
*,^	Sientra Inc.	116,485	992
*,^	ContraFect Corp.	562,432	984
*	Vericel Corp.	324,459	973
*,^	iRadimed Corp.	87,565	972
*	iRhythm Technologies Inc.	32,239	967
*	Cumberland Pharmaceuticals Inc.	174,158	958
*	Sunesis Pharmaceuticals Inc.	262,053	949
*	Invuity Inc.	164,239	944
*	Aviragen Therapeutics Inc.	765,807	942
*	SCYNEXIS Inc.	279,836	893
*,^	BrainStorm Cell Therapeutics Inc.	345,909	879
*,^	CorMedix Inc.	573,435	877
*	Inotek Pharmaceuticals Corp.	142,704	871
*	Fate Therapeutics Inc.	344,044	864
	Span-America Medical Systems Inc.	46,312	845
*	Oncobiologics Inc.	275,848	830
*,^	Alimera Sciences Inc.	765,933	827
*	Flex Pharma Inc.	149,915	792
*	InfuSystem Holdings Inc.	309,333	789
*,^	Corium International Inc.	193,046	784
*	Calithera Biosciences Inc.	239,944	780
*,^	Conatus Pharmaceuticals Inc.	141,976	748
*,^	VBI Vaccines Inc.	241,319	748
*,^	Corindus Vascular Robotics Inc.	1,065,903	744
*	CareDx Inc.	274,549	741
*	vTv Therapeutics Inc. Class A	150,518	727
*	Misonix Inc.	67,638	707
*,^	Unilife Corp.	306,133	704
*,^	Ampio Pharmaceuticals Inc.	762,451	686
*,^	Repros Therapeutics Inc.	511,083	675

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*,^	Actinium Pharmaceuticals Inc.	761,144	666
*,^	Egalet Corp.	86,983	665
*	CAS Medical Systems Inc.	412,750	665
*,^	Anthera Pharmaceuticals Inc.	949,565	616
*,^	NanoViricides Inc.	566,452	606
*	Ra Pharmaceuticals Inc.	39,693	603
*	Verastem Inc.	537,319	602
*,^	Obalon Therapeutics Inc.	66,929	592
*,^	Trovagene Inc.	281,797	592
*,^	ADMA Biologics Inc.	113,943	583
*	Madrigal Pharmaceuticals Inc.	38,527	574
*,^	Ohr Pharmaceutical Inc.	380,923	571
*	AVEO Pharmaceuticals Inc.	1,031,501	557
*	Aldeyra Therapeutics Inc.	102,570	549
*,^	KemPharm Inc.	184,183	543
*	Immune Design Corp.	98,402	541
	Daxor Corp.	66,468	538
*,^	Tracon Pharmaceuticals Inc.	108,586	532
*	IsoRay Inc.	900,205	522
*,^	Fibrocell Science Inc.	802,852	506
*,^	Pain Therapeutics Inc.	880,267	502
*	Threshold Pharmaceuticals Inc.	1,115,776	492
*	Five Star Quality Care Inc.	180,143	486
*,^	Vermillion Inc.	504,917	480
*,^	Neuralstem Inc.	1,710,759	472
*,^	XOMA Corp.	108,693	459
*	AdCare Health Systems Inc.	309,348	452
*	Cymabay Therapeutics Inc.	258,141	447
	Diversicare Healthcare Services Inc.	42,483	442
*,^	aTyr Pharma Inc.	200,968	432
*,^	Reata Pharmaceuticals Inc. Class A	19,732	431
*	Cogentix Medical Inc.	209,595	421
*,^	CytRx Corp.	1,128,662	420
*	Catabasis Pharmaceuticals Inc.	112,834	407
*,^	Immune Pharmaceuticals Inc.	2,207,433	402
*	Wright Medical Group Inc. CVR Exp. 12/31/2049	288,011	380
*,^	Second Sight Medical Products Inc.	186,783	368
*,^	OncoSec Medical Inc.	292,978	360
*	MGC Diagnostics Corp.	46,649	359
*	Alphatec Holdings Inc.	109,998	353
*	Oncocyte Corp.	46,753	330
*	Imprimis Pharmaceuticals Inc.	129,279	323
^	Sonoma Pharmaceuticals Inc.	63,391	320
^	Pernix Therapeutics Holdings Inc.	145,510	282
*,^	iBio Inc.	695,887	275
*	Adverum Biotechnologies Inc.	86,265	250
*,^	Evoke Pharma Inc.	122,519	248
*,^	Aethlon Medical Inc.	58,207	244
*	Pulse Biosciences Inc.	37,130	241
*,^	Chiasma Inc.	120,825	236
*	CASI Pharmaceuticals Inc.	203,062	234
*,^	Proteon Therapeutics Inc.	120,924	230
*,^	Synthetic Biologics Inc.	288,520	220
*	Vical Inc.	93,764	216
*	Viking Therapeutics Inc.	180,700	215
*,^	Orexigen Therapeutics Inc.	114,777	200
*,^	Cerulean Pharma Inc.	281,559	199
*	Mirna Therapeutics Inc.	110,371	199
*	Joint Corp.	70,775	188
*	ImmuCell Corp.	31,066	185
*	Ritter Pharmaceuticals Inc.	68,184	185
*	Biostage Inc.	206,222	184
*	Alliqua BioMedical Inc.	308,139	182
*	TearLab Corp. Class A	351,759	179

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	GTx Inc.	33,383	176
*,^	Galectin Therapeutics Inc.	178,655	175
*	Retractable Technologies Inc.	177,584	165
*,^	Tokai Pharmaceuticals Inc.	168,149	164
*	ARCA biopharma Inc.	56,421	161
*,^	Cyclacel Pharmaceuticals Inc.	29,908	158
*	Aeglea BioTherapeutics Inc.	36,160	157
*,^	Caladrius Biosciences Inc.	53,621	152
*	Electromed Inc.	38,975	151
*	Dicerna Pharmaceuticals Inc.	50,890	147
*	HTG Molecular Diagnostics Inc.	62,008	139
*,^	OncoGenex Pharmaceuticals Inc.	268,324	134
*	Dextera Surgical Inc.	132,288	127
*	Hemispherx Biopharma Inc.	183,002	126
*,^	KalVista Pharmaceuticals Inc.	16,033	113
*,^	Tandem Diabetes Care Inc.	48,830	105
	PhaseRx Inc.	67,478	105
*,^	Presbia plc	29,300	102
^	Novelion Therapeutics Inc.	11,869	100
*	Capricor Therapeutics Inc.	35,961	96
*	Cancer Genetics Inc.	70,693	95
	Aradigm Corp.	50,300	80
*	Windtree Therapeutics Inc.	61,982	77
*	Celsion Corp.	243,540	76
*,^	BioLife Solutions Inc.	45,286	73
*	Apricus Biosciences Inc.	53,785	70
*,^	EyeGate Pharmaceuticals Inc.	42,337	69
*,^	Cytori Therapeutics Inc.	44,642	67
*,^	Biocept Inc.	85,506	66
*,^	Amedica Corp.	89,379	56
*,^	BioPharmX Corp.	144,970	54
*,^	Arcadia Biosciences Inc.	58,253	54
*	Cleveland BioLabs Inc.	35,225	50
*	Zosano Pharma Corp.	64,011	50
*	Acura Pharmaceuticals Inc.	61,759	47
*	Arrhythmia Research Technology Inc.	12,440	47
*,^	ASTERIAS BIOTHERAPEUTICS INC WARRANTS EXP 2/15/2017	52,036	28
*	Bellerophon Therapeutics Inc.	53,719	28
*	Pro-Dex Inc.	6,000	28
*	Milestone Scientific Inc.	18,945	26
*	MEI Pharma Inc.	15,989	23
*,^	Tonix Pharmaceuticals Holding Corp.	46,320	22
*	ImmunoCellular Therapeutics Ltd.	10,552	22
*,^	Cerecor Inc.	20,749	18
*	OpGen Inc.	14,550	17
*,^	Nobilis Health Corp.	7,679	16
*	Gemphire Therapeutics Inc.	1,600	13
	Viveve Medical Inc.	2,422	12
*	Histogenics Corp.	5,370	9
*,^	Medovex Corp.	5,693	8
*,^	Marinus Pharmaceuticals Inc.	5,791	6
^	Spring Bank Pharmaceuticals Inc.	596	5
*	Ocera Therapeutics Inc.	1,183	2
*	Onconova Therapeutics Inc.	488	1
	Biomerica Inc.	400	1
*	Infinity Pharmaceuticals Inc.	300	—
	Galena Biopharma Inc Warrants Expire 3/18/2020	157,500	—
			60,970,360
Industrials (12.9%)
	General Electric Co.	187,373,784	5,921,012
	3M Co.	12,749,834	2,276,738
	Boeing Co.	12,421,412	1,933,765
	Honeywell International Inc.	16,134,074	1,869,132
	Union Pacific Corp.	17,448,454	1,809,056

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	United Technologies Corp.	15,702,725	1,721,333
	United Parcel Service Inc. Class B	14,577,924	1,671,213
	Accenture plc Class A	13,153,758	1,540,700
	Lockheed Martin Corp.	5,271,465	1,317,550
	Caterpillar Inc.	12,373,665	1,147,534
	Danaher Corp.	13,172,970	1,025,384
*	PayPal Holdings Inc.	24,286,187	958,576
	General Dynamics Corp.	5,493,892	948,575
	FedEx Corp.	5,060,428	942,252
	Automatic Data Processing Inc.	9,104,761	935,787
	Raytheon Co.	6,227,115	884,250
	Northrop Grumman Corp.	3,738,907	869,595
	Illinois Tool Works Inc.	6,704,264	821,004
	Johnson Controls International plc	19,817,144	816,268
	Emerson Electric Co.	13,630,443	759,897
	CSX Corp.	19,833,934	712,633
	Norfolk Southern Corp.	6,187,364	668,668
	Waste Management Inc.	9,386,618	665,605
	Deere & Co.	6,322,170	651,436
	Eaton Corp. plc	9,624,352	645,698
	Fidelity National Information Services Inc.	6,937,207	524,730
	TE Connectivity Ltd.	7,532,304	521,838
*	Fiserv Inc.	4,648,404	494,032
	Cummins Inc.	3,567,039	487,507
	PACCAR Inc.	7,424,449	474,422
	Sherwin-Williams Co.	1,672,653	449,509
	Amphenol Corp. Class A	6,541,564	439,593
	Paychex Inc.	6,864,698	417,923
	Ingersoll-Rand plc	5,460,838	409,781
	Parker-Hannifin Corp.	2,847,572	398,660
	Roper Technologies Inc.	2,148,381	393,326
	Rockwell Automation Inc.	2,739,864	368,238
	Fortive Corp.	6,586,363	353,227
	Vulcan Materials Co.	2,816,497	352,485
	Agilent Technologies Inc.	6,897,395	314,245
	Martin Marietta Materials Inc.	1,340,569	296,976
	Republic Services Inc. Class A	5,110,355	291,546
	Waste Connections Inc.	3,702,044	290,944
	Fastenal Co.	6,115,320	287,298
*	FleetCor Technologies Inc.	1,960,824	277,496
	Ball Corp.	3,691,114	277,092
	WestRock Co.	5,323,772	270,288
	Alliance Data Systems Corp.	1,168,802	267,071
	TransDigm Group Inc.	1,071,313	266,714
*	Verisk Analytics Inc. Class A	3,216,846	261,111
	Rockwell Collins Inc.	2,749,784	255,070
^	WW Grainger Inc.	1,079,869	250,800
	Textron Inc.	5,145,597	249,870
	Dover Corp.	3,285,925	246,214
	AMETEK Inc.	4,929,814	239,589
*	Mettler-Toledo International Inc.	560,203	234,479
	Global Payments Inc.	3,254,600	225,902
	L-3 Communications Holdings Inc.	1,475,048	224,370
	CH Robinson Worldwide Inc.	3,028,338	221,856
	Masco Corp.	7,009,380	221,637
	Acuity Brands Inc.	930,787	214,881
	Cintas Corp.	1,768,112	204,323
	Expeditors International of Washington Inc.	3,845,362	203,650
*	Vantiv Inc. Class A	3,324,346	198,198
	Kansas City Southern	2,288,283	194,161
	Pentair plc	3,458,202	193,901
*	United Rentals Inc.	1,793,335	189,340
	Sealed Air Corp.	4,162,975	188,749
	Xylem Inc.	3,787,218	187,543

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	JB Hunt Transport Services Inc.	1,906,059	185,021
	Huntington Ingalls Industries Inc.	991,737	182,668
*	HD Supply Holdings Inc.	4,249,856	180,661
	Fortune Brands Home & Security Inc.	3,269,675	174,797
	Total System Services Inc.	3,501,515	171,679
	Packaging Corp. of America	1,993,532	169,091
	Broadridge Financial Solutions Inc.	2,505,052	166,085
	Xerox Corp.	18,233,335	159,177
*	Trimble Inc.	5,277,345	159,112
	Valspar Corp.	1,510,976	156,552
*	Crown Holdings Inc.	2,957,510	155,476
	Fluor Corp.	2,950,516	154,961
	Spirit AeroSystems Holdings Inc. Class A	2,615,116	152,592
	Carlisle Cos. Inc.	1,368,243	150,904
	Wabtec Corp.	1,813,121	150,525
	AO Smith Corp.	3,143,567	148,848
	Jack Henry & Associates Inc.	1,671,594	148,404
*	Jacobs Engineering Group Inc.	2,591,813	147,733
	IDEX Corp.	1,608,215	144,836
*	Sensata Technologies Holding NV	3,624,155	141,161
*	Stericycle Inc.	1,800,328	138,697
*	Arrow Electronics Inc.	1,932,061	137,756
	Hubbell Inc. Class B	1,174,359	137,048
	Lennox International Inc.	864,761	132,455
	Flowserve Corp.	2,753,044	132,284
*	Keysight Technologies Inc.	3,616,687	132,262
	Macquarie Infrastructure Corp.	1,617,292	132,133
*	CoStar Group Inc.	690,433	130,140
	Allegion plc	2,028,832	129,845
	ManpowerGroup Inc.	1,450,468	128,903
	B/E Aerospace Inc.	2,139,590	128,782
	Avnet Inc.	2,699,997	128,547
*	Old Dominion Freight Line Inc.	1,492,257	128,021
	Robert Half International Inc.	2,616,704	127,643
	Owens Corning	2,433,890	125,491
*	Berry Plastics Group Inc.	2,572,205	125,344
	Toro Co.	2,214,759	123,916
	PerkinElmer Inc.	2,319,836	120,979
	MDU Resources Group Inc.	4,133,468	118,920
*	AECOM	3,264,091	118,682
	Donaldson Co. Inc.	2,818,692	118,611
	Nordson Corp.	1,057,108	118,449
	Sonoco Products Co.	2,140,500	112,804
	Cognex Corp.	1,712,929	108,977
	Orbital ATK Inc.	1,241,918	108,953
	Booz Allen Hamilton Holding Corp. Class A	2,998,279	108,148
*	Quanta Services Inc.	3,069,417	106,969
*	First Data Corp. Class A	7,464,681	105,924
	FLIR Systems Inc.	2,916,233	105,538
	Allison Transmission Holdings Inc.	3,068,272	103,370
	Oshkosh Corp.	1,574,000	101,696
*,^	XPO Logistics Inc.	2,339,106	100,956
	Hexcel Corp.	1,956,233	100,629
	Lincoln Electric Holdings Inc.	1,293,944	99,207
	AptarGroup Inc.	1,340,321	98,447
	Graco Inc.	1,181,317	98,156
	Bemis Co. Inc.	2,005,719	95,913
	Eagle Materials Inc.	967,282	95,306
*	Zebra Technologies Corp.	1,061,881	91,067
	EMCOR Group Inc.	1,285,680	90,975
*	WEX Inc.	812,274	90,650
*	Genesee & Wyoming Inc. Class A	1,298,360	90,119
	Trinity Industries Inc.	3,211,318	89,146
	MSC Industrial Direct Co. Inc. Class A	952,907	88,039

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	AGCO Corp.	1,470,193	85,065
	CLARCOR Inc.	1,027,842	84,766
	Graphic Packaging Holding Co.	6,743,272	84,156
	Ryder System Inc.	1,125,905	83,812
	Curtiss-Wright Corp.	843,658	82,982
	Jabil Circuit Inc.	3,443,132	81,499
*	Teledyne Technologies Inc.	656,382	80,735
	Watsco Inc.	544,926	80,714
	Woodward Inc.	1,162,286	80,256
	BWX Technologies Inc.	1,960,704	77,840
	Landstar System Inc.	896,096	76,437
	MAXIMUS Inc.	1,368,474	76,347
	National Instruments Corp.	2,474,259	76,257
	Crane Co.	1,053,731	75,995
*	Euronet Worldwide Inc.	1,044,661	75,665
	Deluxe Corp.	1,035,630	74,161
	ITT Inc.	1,899,301	73,256
*	Genpact Ltd.	3,001,400	73,054
*	IPG Photonics Corp.	734,198	72,473
*	Kirby Corp.	1,089,504	72,452
	Littelfuse Inc.	476,435	72,309
	Air Lease Corp. Class A	2,099,197	72,065
*	Coherent Inc.	514,885	70,737
	EnerSys	898,267	70,155
*	CoreLogic Inc.	1,869,333	68,848
	Terex Corp.	2,181,404	68,780
	World Fuel Services Corp.	1,488,531	68,338
	Chicago Bridge & Iron Co. NV	2,132,727	67,714
*	WESCO International Inc.	1,000,413	66,577
	Belden Inc.	889,847	66,534
	Regal Beloit Corp.	956,732	66,254
	HEICO Corp. Class A	972,613	66,040
*	Colfax Corp.	1,836,799	65,996
	Valmont Industries Inc.	455,450	64,173
*	USG Corp.	2,146,806	62,000
*	Clean Harbors Inc.	1,083,366	60,289
*	Owens-Illinois Inc.	3,445,926	59,994
*	TransUnion	1,932,123	59,761
	Timken Co.	1,493,380	59,287
	Joy Global Inc.	2,074,316	58,081
*	Sanmina Corp.	1,556,711	57,053
*	Generac Holdings Inc.	1,400,120	57,041
*	Louisiana-Pacific Corp.	3,009,848	56,976
*	WageWorks Inc.	775,044	56,191
*	Esterline Technologies Corp.	619,721	55,279
	GATX Corp.	871,633	53,675
*	MasTec Inc.	1,378,322	52,721
	Kennametal Inc.	1,675,624	52,380
*	Cardtronics plc Class A	954,121	52,066
	Tetra Tech Inc.	1,200,593	51,806
	Barnes Group Inc.	1,080,815	51,252
	KBR Inc.	3,042,105	50,773
	John Bean Technologies Corp.	590,440	50,748
*	Itron Inc.	805,661	50,636
*,^	Universal Display Corp.	896,345	50,464
*	KLX Inc.	1,109,734	50,060
*	Anixter International Inc.	592,911	48,055
	Mueller Industries Inc.	1,201,737	48,021
*	Summit Materials Inc. Class A	1,969,168	46,847
^	Silgan Holdings Inc.	899,687	46,046
	Vishay Intertechnology Inc.	2,829,637	45,840
	MSA Safety Inc.	660,269	45,776
	Applied Industrial Technologies Inc.	768,268	45,635
*,^	Cimpress NV	497,833	45,606

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	ABM Industries Inc.	1,116,167	45,584
*	Moog Inc. Class A	690,450	45,349
*	On Assignment Inc.	1,024,816	45,256
	Granite Construction Inc.	821,203	45,166
	UniFirst Corp.	313,882	45,089
	Knight Transportation Inc.	1,355,588	44,802
	Convergys Corp.	1,823,655	44,789
*	RBC Bearings Inc.	470,004	43,621
*	Masonite International Corp.	659,621	43,403
	Mueller Water Products Inc. Class A	3,224,081	42,913
	Universal Forest Products Inc.	418,107	42,722
*	LifeLock Inc.	1,762,784	42,166
*	Rexnord Corp.	2,147,215	42,064
	CEB Inc.	678,123	41,094
*,^	Swift Transportation Co.	1,680,689	40,942
*	FTI Consulting Inc.	892,438	40,231
	G&K Services Inc. Class A	416,237	40,146
*	Trex Co. Inc.	617,869	39,791
	Brink's Co.	958,061	39,520
*	AMN Healthcare Services Inc.	1,015,062	39,029
	Covanta Holding Corp.	2,490,971	38,859
	Simpson Manufacturing Co. Inc.	879,276	38,468
*	NeuStar Inc. Class A	1,142,509	38,160
*	DigitalGlobe Inc.	1,322,349	37,885
	Watts Water Technologies Inc. Class A	576,817	37,608
*	Plexus Corp.	695,727	37,597
	Brady Corp. Class A	984,298	36,960
	Otter Tail Corp.	903,841	36,877
*	Armstrong World Industries Inc.	875,731	36,606
*,^	Ambarella Inc.	656,746	35,550
	AZZ Inc.	555,786	35,515
*	Headwaters Inc.	1,482,517	34,869
*	ExlService Holdings Inc.	668,164	33,702
	Greif Inc. Class A	655,214	33,619
*,^	Navistar International Corp.	1,040,655	32,645
*	II-VI Inc.	1,099,097	32,588
	Apogee Enterprises Inc.	608,331	32,582
	Matson Inc.	913,588	32,332
	Franklin Electric Co. Inc.	822,072	31,979
	Korn/Ferry International	1,086,270	31,969
	Exponent Inc.	523,210	31,550
*	Benchmark Electronics Inc.	1,030,224	31,422
*,^	Knowles Corp.	1,872,560	31,290
*	MACOM Technology Solutions Holdings Inc.	675,789	31,276
	Methode Electronics Inc.	743,012	30,724
	EnPro Industries Inc.	449,363	30,269
	Actuant Corp. Class A	1,165,591	30,247
*	Hub Group Inc. Class A	687,873	30,094
	Forward Air Corp.	631,707	29,930
*	Fabrinet	727,296	29,310
*	OSI Systems Inc.	381,289	29,024
*	Rogers Corp.	377,758	29,016
*	TopBuild Corp.	808,769	28,792
*	Advisory Board Co.	861,159	28,634
	Astec Industries Inc.	421,529	28,436
	Mobile Mini Inc.	934,619	28,272
	ESCO Technologies Inc.	494,835	28,032
*	Gibraltar Industries Inc.	669,452	27,883
	Albany International Corp.	599,760	27,769
	AAON Inc.	839,224	27,736
	Triumph Group Inc.	1,044,795	27,687
*	Atlas Air Worldwide Holdings Inc.	523,760	27,314
	Kaman Corp.	554,474	27,130
*	SPX FLOW Inc.	841,922	26,992

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*,^	TASER International Inc.	1,095,534	26,556
	Insperity Inc.	373,111	26,472
*	Navigant Consulting Inc.	997,690	26,120
	Tennant Co.	365,735	26,040
	Comfort Systems USA Inc.	778,169	25,913
*	Proto Labs Inc.	499,491	25,649
*	Veeco Instruments Inc.	861,854	25,123
	Aircastle Ltd.	1,202,773	25,078
*,^	Smith & Wesson Holding Corp.	1,182,124	24,919
	Werner Enterprises Inc.	919,409	24,778
*	TTM Technologies Inc.	1,798,754	24,517
*	Aerojet Rocketdyne Holdings Inc.	1,361,936	24,447
	Cubic Corp.	507,697	24,344
	RR Donnelley & Sons Co.	1,481,991	24,186
*	Imperva Inc.	617,797	23,723
	Standex International Corp.	267,681	23,516
*	Saia Inc.	530,664	23,429
	Multi-Color Corp.	301,693	23,411
*	Sykes Enterprises Inc.	810,873	23,402
*	BMC Stock Holdings Inc.	1,198,979	23,380
	EVERTEC Inc.	1,316,926	23,375
*	Tutor Perini Corp.	830,396	23,251
	Greenbrier Cos. Inc.	557,116	23,148
*	Huron Consulting Group Inc.	456,207	23,107
*	Meritor Inc.	1,852,880	23,013
	AAR Corp.	693,593	22,923
*	Team Inc.	583,800	22,914
	Harsco Corp.	1,677,981	22,821
*	TriNet Group Inc.	884,061	22,650
*	TriMas Corp.	954,314	22,426
	CIRCOR International Inc.	344,369	22,343
	US Ecology Inc.	450,775	22,156
	ManTech International Corp. Class A	519,156	21,934
*	American Woodmark Corp.	291,145	21,909
*	TrueBlue Inc.	886,917	21,863
*	Patrick Industries Inc.	285,020	21,747
*	Wabash National Corp.	1,368,822	21,655
	Badger Meter Inc.	577,943	21,355
^	Sturm Ruger & Co. Inc.	400,273	21,094
*	Lydall Inc.	340,447	21,057
*	ICF International Inc.	375,840	20,746
	Heartland Express Inc.	1,002,424	20,409
*,^	US Concrete Inc.	309,966	20,303
	Griffon Corp.	771,490	20,213
	MTS Systems Corp.	350,474	19,872
	Primoris Services Corp.	868,913	19,794
	Federal Signal Corp.	1,252,910	19,558
*	Builders FirstSource Inc.	1,770,693	19,425
*	Continental Building Products Inc.	839,225	19,386
	Raven Industries Inc.	760,023	19,153
*	Integer Holdings Corp.	648,416	19,096
	General Cable Corp.	1,000,035	19,051
	Argan Inc.	269,260	18,996
	Sun Hydraulics Corp.	474,272	18,957
	McGrath RentCorp	478,526	18,753
*	SPX Corp.	782,270	18,555
	Viad Corp.	418,298	18,447
*	Boise Cascade Co.	818,595	18,418
	Altra Industrial Motion Corp.	498,901	18,409
*	PHH Corp.	1,195,086	18,118
	Encore Wire Corp.	411,107	17,822
*	Babcock & Wilcox Enterprises Inc.	1,066,344	17,691
*	Installed Building Products Inc.	425,501	17,573
	Materion Corp.	442,249	17,513

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Aegion Corp. Class A	712,514	16,887
*	Wesco Aircraft Holdings Inc.	1,125,395	16,825
*	Paylocity Holding Corp.	560,614	16,824
*	Air Transport Services Group Inc.	1,048,600	16,736
	Essendant Inc.	797,779	16,674
	Quad/Graphics Inc.	619,800	16,660
	Global Brass & Copper Holdings Inc.	477,031	16,362
	LSC Communications Inc.	548,885	16,291
	Lindsay Corp.	214,768	16,024
	AVX Corp.	1,005,166	15,711
	H&E Equipment Services Inc.	675,097	15,696
*	Manitowoc Co. Inc.	2,575,142	15,399
	Kimball International Inc. Class B	874,493	15,356
	Advanced Drainage Systems Inc.	738,067	15,204
	Douglas Dynamics Inc.	445,385	14,987
*	MYR Group Inc.	395,222	14,892
	CTS Corp.	655,001	14,672
	HEICO Corp.	189,056	14,586
*,^	Inovalon Holdings Inc. Class A	1,412,018	14,544
	Quanex Building Products Corp.	716,108	14,537
	Alamo Group Inc.	189,031	14,385
	Cass Information Systems Inc.	193,883	14,264
*	Echo Global Logistics Inc.	566,083	14,180
	Kelly Services Inc. Class A	614,192	14,077
	Insteel Industries Inc.	392,861	14,002
	Resources Connection Inc.	725,749	13,971
	Schnitzer Steel Industries Inc.	536,498	13,788
*	CBIZ Inc.	1,002,273	13,731
*	NCI Building Systems Inc.	874,944	13,693
	ArcBest Corp.	492,355	13,614
	Triton International Ltd.	853,190	13,480
	Kadant Inc.	215,927	13,215
*	Astronics Corp.	382,643	12,949
*	Engility Holdings Inc.	382,826	12,901
*	Novanta Inc.	614,157	12,897
*	Thermon Group Holdings Inc.	662,857	12,654
*	Donnelley Financial Solutions Inc.	545,096	12,526
*	FARO Technologies Inc.	347,235	12,500
	Kforce Inc.	515,389	11,905
*	Aerovironment Inc.	442,074	11,861
	TeleTech Holdings Inc.	380,883	11,617
*	TimkenSteel Corp.	731,559	11,325
*	RPX Corp.	1,036,797	11,197
	Marten Transport Ltd.	479,616	11,175
*	DXP Enterprises Inc.	320,408	11,131
*	PGT Innovations Inc.	959,013	10,981
	Gorman-Rupp Co.	349,977	10,832
*	Evolent Health Inc. Class A	705,597	10,443
*	Milacron Holdings Corp.	558,910	10,413
*	GMS Inc.	354,155	10,370
*	Kimball Electronics Inc.	563,106	10,249
*,^	MINDBODY Inc. Class A	478,259	10,187
*	Cross Country Healthcare Inc.	651,701	10,173
*	Cotiviti Holdings Inc.	289,835	9,970
	NN Inc.	522,482	9,953
*	Armstrong Flooring Inc.	497,991	9,915
	Hyster-Yale Materials Handling Inc.	154,918	9,879
	Columbus McKinnon Corp.	364,129	9,846
	Miller Industries Inc.	370,944	9,811
*	Casella Waste Systems Inc. Class A	758,397	9,412
	Landauer Inc.	195,406	9,399
*	InnerWorkings Inc.	947,326	9,331
*	Multi Packaging Solutions International Ltd.	648,561	9,248
*	Atkore International Group Inc.	386,294	9,236

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Horizon Global Corp.	379,406	9,106
	Ennis Inc.	524,240	9,096
	Barrett Business Services Inc.	141,804	9,090
	Heidrick & Struggles International Inc.	376,061	9,082
	AEP Industries Inc.	78,106	9,068
*	Mistras Group Inc.	352,153	9,043
*	Kratos Defense & Security Solutions Inc.	1,218,060	9,014
*	YRC Worldwide Inc.	653,433	8,678
	Daktronics Inc.	739,088	7,908
^	American Railcar Industries Inc.	174,425	7,900
	CECO Environmental Corp.	561,668	7,835
	Mesa Laboratories Inc.	63,759	7,826
	Myers Industries Inc.	542,871	7,763
*	Forterra Inc.	354,684	7,682
	Park-Ohio Holdings Corp.	180,019	7,669
*,^	Energy Recovery Inc.	726,691	7,521
*	GP Strategies Corp.	262,840	7,517
	NVE Corp.	102,925	7,352
*	Bazaarvoice Inc.	1,507,644	7,312
	Spartan Motors Inc.	780,194	7,217
*	Advanced Disposal Services Inc.	323,808	7,195
*	Landec Corp.	518,187	7,151
*	Ply Gem Holdings Inc.	427,713	6,950
	Park Electrochemical Corp.	371,028	6,920
	Powell Industries Inc.	172,369	6,722
*	Acacia Research Corp.	1,029,137	6,689
	NACCO Industries Inc. Class A	73,097	6,619
*	Roadrunner Transportation Systems Inc.	632,957	6,576
*	ServiceSource International Inc.	1,133,418	6,438
*	Era Group Inc.	379,091	6,433
	CRA International Inc.	174,695	6,394
*	Lionbridge Technologies Inc.	1,044,911	6,060
*	DHI Group Inc.	967,787	6,049
	International Seaways Inc.	428,920	6,022
	VSE Corp.	149,982	5,825
*	Kemet Corp.	869,933	5,768
	B. Riley Financial Inc.	310,035	5,720
*,^	Energous Corp.	336,127	5,664
*	Ducommun Inc.	217,433	5,558
*	NV5 Global Inc.	164,303	5,488
*	Intevac Inc.	628,101	5,370
*	Hudson Technologies Inc.	667,944	5,350
	Bel Fuse Inc. Class B	172,239	5,322
*	Orion Group Holdings Inc.	499,478	4,970
	Overseas Shipholding Group Inc. Class A	1,286,761	4,928
	Black Box Corp.	307,270	4,686
*	Covenant Transportation Group Inc. Class A	241,973	4,680
	DMC Global Inc.	294,290	4,665
	LSI Industries Inc.	474,117	4,618
*	Great Lakes Dredge & Dock Corp.	1,095,081	4,599
*,^	Layne Christensen Co.	418,918	4,554
*,^	Advanced Emissions Solutions Inc.	488,559	4,514
	Supreme Industries Inc. Class A	283,231	4,447
*	Vicor Corp.	289,060	4,365
*	Control4 Corp.	426,000	4,345
*	Sparton Corp.	182,157	4,344
*	PRGX Global Inc.	734,620	4,334
*	Franklin Covey Co.	212,060	4,273
	Graham Corp.	179,845	3,984
*	Heritage-Crystal Clean Inc.	253,510	3,980
	National Research Corp. Class A	208,582	3,963
*	CyberOptics Corp.	151,509	3,954
	Crawford & Co. Class B	313,468	3,937
	Celadon Group Inc.	549,932	3,932

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Northwest Pipe Co.	227,039	3,910
	FreightCar America Inc.	261,724	3,908
*	Commercial Vehicle Group Inc.	686,712	3,798
*	Information Services Group Inc.	1,033,241	3,761
*	Astronics Corp. Class B	111,356	3,753
*,^	CUI Global Inc.	539,270	3,737
*	Vishay Precision Group Inc.	195,688	3,699
*	Sterling Construction Co. Inc.	435,913	3,688
*	ARC Document Solutions Inc.	724,577	3,681
^	National Research Corp. Class B	87,271	3,637
*	Willdan Group Inc.	158,055	3,570
	Hurco Cos. Inc.	104,659	3,464
	Eastern Co.	156,839	3,278
	Houston Wire & Cable Co.	501,322	3,259
	Hardinge Inc.	294,077	3,258
*,^	Aqua Metals Inc.	248,259	3,255
*	Twin Disc Inc.	222,915	3,255
*	Neff Corp. Class A	228,288	3,219
	BG Staffing Inc.	203,010	3,167
*	CAI International Inc.	361,967	3,138
*	TRC Cos. Inc.	295,261	3,130
*	Maxwell Technologies Inc.	610,039	3,123
*	Willis Lease Finance Corp.	121,866	3,117
*	EnerNOC Inc.	519,268	3,116
	LB Foster Co. Class A	228,304	3,105
*	Electro Scientific Industries Inc.	524,444	3,105
*	UFP Technologies Inc.	121,044	3,081
*,^	Workhorse Group Inc.	435,995	3,078
*	IES Holdings Inc.	158,506	3,035
*	Planet Payment Inc.	720,688	2,940
*	Hill International Inc.	643,055	2,797
*	Everi Holdings Inc.	1,265,707	2,747
	Allied Motion Technologies Inc.	126,738	2,711
*	CDI Corp.	362,987	2,686
*	Goldfield Corp.	522,323	2,664
	Universal Logistics Holdings Inc.	157,806	2,580
*	Gencor Industries Inc.	162,211	2,547
*	Omega Flex Inc.	45,587	2,542
*,^	Blue Bird Corp.	161,939	2,502
	United States Lime & Minerals Inc.	32,014	2,425
*	Napco Security Technologies Inc.	273,313	2,323
*	Lawson Products Inc.	96,392	2,294
*	PFSweb Inc.	265,272	2,255
	Richardson Electronics Ltd.	356,807	2,248
*	Arotech Corp.	624,710	2,186
	Crawford & Co. Class A	222,466	2,107
*	Mattersight Corp.	532,688	1,971
*	ALJ Regional Holdings Inc.	433,860	1,905
*,^	American Superconductor Corp.	248,483	1,831
*	Iteris Inc.	491,878	1,790
	Huttig Building Products Inc.	267,332	1,767
*	LMI Aerospace Inc.	201,975	1,741
*,^	ExOne Co.	185,756	1,735
*	PAM Transportation Services Inc.	65,144	1,692
*	Manitex International Inc.	246,535	1,691
*	Ameresco Inc. Class A	297,398	1,636
*	Volt Information Sciences Inc.	237,249	1,625
*	Aspen Aerogels Inc.	392,456	1,621
^	Eagle Bulk Shipping Inc.	269,339	1,576
*	StarTek Inc.	185,124	1,564
*	Ballantyne Strong Inc.	193,214	1,546
*	Perceptron Inc.	229,932	1,527
*	ModusLink Global Solutions Inc.	1,045,604	1,527
	Global Water Resources Inc.	154,220	1,403

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Sharps Compliance Corp.	358,366	1,373
*	Radiant Logistics Inc.	350,329	1,366
*,^	Energy Focus Inc.	300,272	1,276
*,^	Synthesis Energy Systems Inc.	1,217,100	1,217
*	CPI Aerostructures Inc.	120,875	1,118
*	MFRI Inc.	136,141	1,103
*	Broadwind Energy Inc.	270,895	1,096
*	Taylor Devices Inc.	67,327	1,023
*	Xerium Technologies Inc.	180,929	1,017
*	Frequency Electronics Inc.	92,589	1,000
*	Key Technology Inc.	84,925	990
*	Ultralife Corp.	193,856	960
*	Patriot Transportation Holding Inc.	39,973	931
*	Cenveo Inc.	131,158	917
*	Asure Software Inc.	106,300	905
*	Orion Energy Systems Inc.	409,453	889
*	Lincoln Educational Services Corp.	438,257	841
*,^	MicroVision Inc.	638,927	805
*	Perma-Fix Environmental Services	198,880	776
*	Innovative Solutions & Support Inc.	227,411	757
*	Nuvectra Corp.	143,510	722
	EnviroStar Inc.	47,800	693
*	IEC Electronics Corp.	191,258	683
*	eMagin Corp.	316,500	680
	Universal Technical Institute Inc.	230,576	671
*,^	Vertex Energy Inc.	482,481	632
*,^	Research Frontiers Inc.	336,660	613
*,^	Applied DNA Sciences Inc.	328,013	607
*	USA Truck Inc.	67,991	592
^	Patriot National Inc.	124,959	581
*	ENGlobal Corp.	238,948	571
*,^	Cemtrex Inc.	76,243	563
	Textainer Group Holdings Ltd.	72,760	542
*,^	CryoPort Inc.	166,681	540
	AMCON Distributing Co.	4,565	526
*,^	Revolution Lighting Technologies Inc.	90,476	498
	Chicago Rivet & Machine Co.	11,186	465
*,^	Digital Ally Inc.	110,620	465
*,^	EnSync Inc.	630,942	455
*	Air T Inc.	19,270	441
	BlueLinx Holdings Inc.	58,466	437
*,^	ClearSign Combustion Corp.	121,920	415
*	Wireless Telecom Group Inc.	205,351	392
*,^	Turtle Beach Corp.	273,113	358
*,^	Odyssey Marine Exploration Inc.	102,472	350
*,^	Astrotech Corp.	220,560	329
*	Image Sensing Systems Inc.	88,673	328
*	LightPath Technologies Inc. Class A	209,228	322
*	AMREP Corp.	41,186	306
*	DLH Holdings Corp.	50,884	302
*,^	GEE Group Inc.	67,770	298
*,^	Capstone Turbine Corp.	419,339	285
*	Luna Innovations Inc.	190,541	280
*,^	Power Solutions International Inc.	37,180	279
	Bel Fuse Inc. Class A	10,580	268
*	UQM Technologies Inc.	561,390	241
*	Rand Logistics Inc.	289,234	240
*	Fuel Tech Inc.	201,954	232
*	Versar Inc.	164,937	228
	Ecology and Environment Inc.	21,480	227
*	SIFCO Industries Inc.	29,538	226
*	Marathon Patent Group Inc.	127,181	219
*	Continental Materials Corp.	8,941	214
	RF Industries Ltd.	117,256	205

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Echelon Corp.	42,263	199
*	Sevcon Inc.	21,782	186
*	Pioneer Power Solutions Inc.	27,339	163
*	SigmaTron International Inc.	30,411	144
*	IntriCon Corp.	16,574	114
*	American Electric Technologies Inc.	73,150	113
*	General Finance Corp.	20,286	113
*	Sypris Solutions Inc.	114,894	101
*	Quest Resource Holding Corp.	37,893	93
*	Industrial Services of America Inc.	49,467	89
*	American DG Energy Inc.	304,050	85
*	Nortech Systems Inc.	17,942	70
*,^	Payment Data Systems Inc.	37,516	69
	Servotronics Inc.	4,914	49
	L3 Technologies Inc.	296	45
*	Command Security Corp.	13,027	36
*	AeroCentury Corp.	3,772	36
*	Art's-Way Manufacturing Co. Inc.	7,669	26
*	Tel-Instrument Electronics Corp.	4,297	19
	Greif Inc. Class B	197	13
*	Micronet Enertec Technologies Inc.	9,444	13
	American Outdoor Brands Corp.	312	7
	Issuer Direct Corp.	600	5
*	Electro-Sensors Inc.	1,291	4
*	Interlink Electronics Inc.	462	3
*	Jewett-Cameron Trading Co. Ltd.	185	2
*	CTPartners Executive Search Inc.	100,659	—
*	LGL Group Inc. Warrants expire 6/8/2018	3,000	—
			64,247,397
Oil & Gas (7.0%)
	Exxon Mobil Corp.	87,889,990	7,932,951
	Chevron Corp.	40,008,346	4,708,982
	Schlumberger Ltd.	29,469,666	2,473,978
	ConocoPhillips	26,248,049	1,316,077
	EOG Resources Inc.	12,212,402	1,234,674
	Occidental Petroleum Corp.	16,181,173	1,152,585
	Halliburton Co.	17,328,004	937,272
	Kinder Morgan Inc.	40,205,372	832,653
	Anadarko Petroleum Corp.	11,835,539	825,292
	Phillips 66	9,409,557	813,080
	Valero Energy Corp.	9,609,772	656,540
	Pioneer Natural Resources Co.	3,591,344	646,693
	Spectra Energy Corp.	14,861,863	610,674
	Baker Hughes Inc.	8,991,063	584,149
	Marathon Petroleum Corp.	11,196,567	563,747
	Apache Corp.	8,035,523	510,015
	Williams Cos. Inc.	15,910,031	495,438
	Devon Energy Corp.	10,533,487	481,064
*	Concho Resources Inc.	3,092,414	410,054
	Hess Corp.	6,033,203	375,808
	Noble Energy Inc.	9,100,268	346,356
	Marathon Oil Corp.	17,948,050	310,681
	National Oilwell Varco Inc.	7,989,987	299,145
	Cimarex Energy Co.	2,009,742	273,124
	EQT Corp.	3,654,241	238,987
	Cabot Oil & Gas Corp.	9,851,151	230,123
	Tesoro Corp.	2,492,911	218,005
	Targa Resources Corp.	3,629,998	203,534
*	Diamondback Energy Inc.	1,875,665	189,555
	Range Resources Corp.	5,244,223	180,192
*	Cheniere Energy Inc.	4,237,954	175,578
*	Newfield Exploration Co.	4,202,765	170,212
*	FMC Technologies Inc.	4,756,057	168,983
	Helmerich & Payne Inc.	2,165,117	167,580

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	OGE Energy Corp.	4,198,738	140,448
*,^	Chesapeake Energy Corp.	18,886,545	132,584
	HollyFrontier Corp.	3,732,669	122,282
*	Parsley Energy Inc. Class A	3,449,864	121,573
*	Energen Corp.	2,054,102	118,460
*,^	Transocean Ltd.	7,746,303	114,181
*	Southwestern Energy Co.	10,475,028	113,340
	Core Laboratories NV	931,135	111,773
*	Antero Resources Corp.	4,651,947	110,019
	Murphy Oil Corp.	3,465,667	107,886
*	WPX Energy Inc.	7,304,915	106,433
*,^	Weatherford International plc	20,842,910	104,006
*	Continental Resources Inc.	1,984,550	102,284
*	RSP Permian Inc.	2,157,855	96,284
*	QEP Resources Inc.	5,078,912	93,503
	Nabors Industries Ltd.	5,687,332	93,272
*	PDC Energy Inc.	1,193,927	86,655
	Patterson-UTI Energy Inc.	2,948,246	79,367
*	Oasis Petroleum Inc.	5,028,507	76,132
*	Rice Energy Inc.	3,447,398	73,602
*	Whiting Petroleum Corp.	6,045,446	72,666
*	Gulfport Energy Corp.	3,271,632	70,798
	SM Energy Co.	2,043,328	70,454
*	Callon Petroleum Co.	4,257,672	65,440
	Western Refining Inc.	1,717,434	65,005
	PBF Energy Inc. Class A	2,290,525	63,860
	Ensco plc Class A	6,388,311	62,094
	SemGroup Corp. Class A	1,417,976	59,201
	Oceaneering International Inc.	2,084,073	58,792
	Superior Energy Services Inc.	3,219,664	54,348
*,^	First Solar Inc.	1,642,650	52,713
*	Rowan Cos. plc Class A	2,697,426	50,954
*	Matador Resources Co.	1,899,587	48,933
*	Carrizo Oil & Gas Inc.	1,308,455	48,871
*	Dril-Quip Inc.	805,811	48,389
*	NOW Inc.	2,159,202	44,199
*	Laredo Petroleum Inc.	3,069,387	43,401
*	Oil States International Inc.	1,099,948	42,898
*	MRC Global Inc.	1,943,664	39,379
*	McDermott International Inc.	5,149,771	38,057
*,^	Synergy Resources Corp.	4,031,820	35,924
*	Denbury Resources Inc.	8,420,992	30,989
*	Forum Energy Technologies Inc.	1,404,961	30,909
	Noble Corp. plc	5,110,650	30,255
*	Centennial Resource Development Inc. Class A	1,491,016	29,403
*	Unit Corp.	1,091,205	29,321
	Delek US Holdings Inc.	1,177,545	28,344
	Pattern Energy Group Inc. Class A	1,463,199	27,786
*	SEACOR Holdings Inc.	345,733	24,644
*,^	Diamond Offshore Drilling Inc.	1,325,100	23,454
*	Chart Industries Inc.	642,205	23,132
^	RPC Inc.	1,164,371	23,066
	Green Plains Inc.	752,153	20,947
*	Helix Energy Solutions Group Inc.	2,366,691	20,874
	Archrock Inc.	1,399,470	18,473
^	Atwood Oceanics Inc.	1,328,919	17,449
*	Exterran Corp.	713,382	17,050
^	California Resources Corp.	785,630	16,726
*	Resolute Energy Corp.	377,498	15,549
*	Matrix Service Co.	580,632	13,180
*	Newpark Resources Inc.	1,689,337	12,670
*,^	Clayton Williams Energy Inc.	103,481	12,341
*	REX American Resources Corp.	119,225	11,773
*	TETRA Technologies Inc.	2,252,177	11,306

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Ring Energy Inc.	858,440	11,151
*,^	Flotek Industries Inc.	1,139,200	10,697
*,^	Sanchez Energy Corp.	1,181,915	10,673
*,^	Bill Barrett Corp.	1,492,964	10,436
*	Pioneer Energy Services Corp.	1,516,281	10,387
	Bristow Group Inc.	503,180	10,305
*	Natural Gas Services Group Inc.	319,571	10,274
*	Cobalt International Energy Inc.	7,912,482	9,653
*	Par Pacific Holdings Inc.	661,146	9,613
	CVR Energy Inc.	374,207	9,501
	Midstates Petroleum Co. Inc.	420,300	8,717
	Halcon Resources Corp.	857,700	8,011
*	Tesco Corp.	941,004	7,763
*,^	SunPower Corp. Class A	1,173,805	7,759
	SandRidge Energy Inc.	328,219	7,730
	Alon USA Energy Inc.	672,814	7,657
	Panhandle Oil and Gas Inc. Class A	321,643	7,575
*,^	Renewable Energy Group Inc.	723,319	7,016
*	Abraxas Petroleum Corp.	2,646,359	6,801
	Evolution Petroleum Corp.	648,491	6,485
*	Parker Drilling Co.	2,423,500	6,301
*	CARBO Ceramics Inc.	541,252	5,662
*,^	Jones Energy Inc. Class A	1,109,905	5,550
*	Pacific Ethanol Inc.	580,879	5,518
*,^	Extraction Oil & Gas Inc.	274,571	5,502
*,^	EP Energy Corp. Class A	811,259	5,314
	Gulf Island Fabrication Inc.	438,021	5,212
*	Geospace Technologies Corp.	255,500	5,202
*,^	Green Brick Partners Inc.	477,433	4,798
*,^	Plug Power Inc.	3,778,705	4,534
*,^	Eclipse Resources Corp.	1,674,787	4,472
*	Contango Oil & Gas Co.	472,614	4,414
*	Hornbeck Offshore Services Inc.	607,776	4,388
*	PHI Inc. Non-Voting Shares	223,641	4,030
*	Independence Contract Drilling Inc.	594,489	3,983
*	Trecora Resources	283,725	3,930
*	Willbros Group Inc.	1,135,786	3,680
*	Gastar Exploration Inc.	2,249,277	3,486
*	Dawson Geophysical Co.	429,604	3,454
*,^	Mammoth Energy Services Inc.	222,470	3,382
	Smart Sand Inc.	198,992	3,293
*,^	Northern Oil and Gas Inc.	1,037,885	2,854
*,^	EXCO Resources Inc.	3,232,988	2,825
*,^	Approach Resources Inc.	823,916	2,760
*,^	TPI Composites Inc.	153,652	2,465
*,^	W&T Offshore Inc.	874,096	2,421
*,^	TerraVia Holdings Inc.	1,670,800	1,921
	Isramco Inc.	15,179	1,887
*,^	Tidewater Inc.	540,990	1,845
*	VAALCO Energy Inc.	1,300,873	1,353
	Adams Resources & Energy Inc.	34,060	1,351
*,^	Harvest Natural Resources Inc.	212,634	1,314
*	Zion Oil & Gas Inc.	900,079	1,233
*,^	Bonanza Creek Energy Inc.	1,176,141	1,200
*,^	Amyris Inc.	1,624,711	1,186
*,^	ION Geophysical Corp.	196,829	1,181
	Lonestar Resources US Inc. Class A	133,474	1,140
*	Gulfmark Offshore Inc.	651,155	1,140
*	Stone Energy Corp.	143,132	1,023
^	Comstock Resources Inc.	103,685	1,021
*	Mitcham Industries Inc.	241,556	1,002
*	PetroQuest Energy Inc.	178,180	590
*,^	Rex Energy Corp.	1,232,669	581
*	Enphase Energy Inc.	552,794	558

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*,^	Yuma Energy Inc.	122,763	417
*,^	Ideal Power Inc.	125,202	413
*,^	Torchlight Energy Resources Inc.	334,264	394
*,^	Triangle Petroleum Corp.	1,572,497	371
*	Enservco Corp.	573,746	321
*	Aemetis Inc.	226,506	315
*	PrimeEnergy Corp.	5,740	310
*,^	MagneGas Corp.	575,218	259
*	Superior Drilling Products Inc.	113,740	150
*	Eco-Stim Energy Solutions Inc.	78,636	78
*	PHI Inc. Voting Shares	2,641	45
*,^	Basic Energy Services Inc.	168	6
			34,776,121
Other (0.0%)[2]
*	Dyax Corp CVR Expire 12/31/2019	2,750,063	3,053
*	Tobira Therapeutics Inc. CVR	201,001	2,762
*	Leap Wireless International Inc. CVR	872,848	2,200
*	Adolor Corp. Rights Exp. 07/01/2019	592,629	308
*	Chelsea Therapeutics International Ltd. CVR Exp. 12/31/2049	1,157,305	127
*	Ambit Biosciences Corp. CVR	201,330	121
*	Omthera Pharmaceuticals Inc. CVR	121,311	73
*	Alexza Pharmaceuticals Inc CVR	327,391	11
	Bagger Dave's Burger Tavern Inc.	151,742	9
*	Clinical Data CVR	216,285	—
*	Gerber Scientific Inc. CVR	388,581	—
*,^	Cubist Pharmaceuticals, Inc. CVR	511,822	—
*,^	Biosante Pharmaceutical Inc CVR	253,823	—
	ClearSign Combustion Corp Rights Expire 1/13/2017	180,408	—
*	Allen Organ Co. Escrow Shares	11,462	—
^	Basic Energy Services Warrants Expire 12/23/23	4,642	—
*	NuPathe Inc. CVR	158,681	—
			8,664
Technology (16.2%)
	Apple Inc.	107,359,335	12,434,358
	Microsoft Corp.	156,550,284	9,728,035
*	Facebook Inc. Class A	49,598,883	5,706,351
*	Alphabet Inc. Class A	6,319,126	5,007,591
*	Alphabet Inc.	6,168,588	4,761,040
	Intel Corp.	100,431,928	3,642,666
	Cisco Systems Inc.	106,408,771	3,215,673
	International Business Machines Corp.	18,123,544	3,008,327
	Oracle Corp.	65,315,224	2,511,370
	QUALCOMM Inc.	31,299,189	2,040,707
	Texas Instruments Inc.	21,227,731	1,548,988
	Broadcom Ltd.	7,996,975	1,413,625
	NVIDIA Corp.	10,851,556	1,158,295
*	Adobe Systems Inc.	10,544,515	1,085,558
*	salesforce.com Inc.	14,016,038	959,538
	Hewlett Packard Enterprise Co.	35,217,285	814,928
	Applied Materials Inc.	22,862,377	737,769
*	Cognizant Technology Solutions Corp. Class A	12,853,335	720,172
*	Yahoo! Inc.	18,179,988	703,020
	Intuit Inc.	5,148,565	590,077
	HP Inc.	36,234,128	537,714
	Corning Inc.	20,371,237	494,410
*	Micron Technology Inc.	22,059,402	483,542
	Analog Devices Inc.	6,511,859	472,891
	Western Digital Corp.	6,039,047	410,353
	Lam Research Corp.	3,432,594	362,928
*	Autodesk Inc.	4,493,230	332,544
	Xilinx Inc.	5,367,335	324,026
	Linear Technology Corp.	5,084,926	317,045
	Symantec Corp.	13,170,354	314,640
*	Cerner Corp.	6,447,524	305,419

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Skyworks Solutions Inc.	3,966,831	296,164
	Microchip Technology Inc.	4,563,470	292,747
	Motorola Solutions Inc.	3,531,237	292,704
*	Citrix Systems Inc.	3,131,546	279,678
	Harris Corp.	2,640,921	270,615
*	Red Hat Inc.	3,831,589	267,062
	KLA-Tencor Corp.	3,302,105	259,810
*	Dell Technologies Inc. Class V	4,718,176	259,358
*	ServiceNow Inc.	3,344,950	248,664
	Seagate Technology plc	6,276,315	239,567
*	Akamai Technologies Inc.	3,518,706	234,627
	Maxim Integrated Products Inc.	6,008,800	231,759
*	Palo Alto Networks Inc.	1,843,283	230,503
	Juniper Networks Inc.	7,699,682	217,593
	CA Inc.	6,654,251	211,406
	NetApp Inc.	5,897,288	207,997
*	F5 Networks Inc.	1,400,915	202,740
*	Twitter Inc.	12,119,536	197,548
	CDK Global Inc.	3,185,767	190,158
*	Advanced Micro Devices Inc.	16,693,853	189,308
*	Synopsys Inc.	3,212,804	189,106
	CDW Corp.	3,429,915	178,664
	Computer Sciences Corp.	2,967,238	176,313
*	ANSYS Inc.	1,848,609	170,978
*	Workday Inc. Class A	2,580,019	170,513
*	Gartner Inc.	1,665,997	168,382
	Leidos Holdings Inc.	3,160,212	161,613
*	Cadence Design Systems Inc.	6,191,732	156,155
*	CommScope Holding Co. Inc.	4,075,535	151,610
*	Splunk Inc.	2,858,283	146,201
*,^	VeriSign Inc.	1,919,640	146,027
*	Qorvo Inc.	2,706,773	142,728
*	Microsemi Corp.	2,434,553	131,393
*	ARRIS International plc	4,038,650	121,685
	Marvell Technology Group Ltd.	8,320,376	115,404
*,^	VMware Inc. Class A	1,450,053	114,163
*	PTC Inc.	2,426,623	112,280
*	ON Semiconductor Corp.	8,787,995	112,135
	CSRA Inc.	3,459,843	110,161
	Teradyne Inc.	4,293,940	109,066
	Brocade Communications Systems Inc.	8,570,572	107,046
	Garmin Ltd.	2,200,507	106,703
*	NCR Corp.	2,618,964	106,225
*	Ultimate Software Group Inc.	581,693	106,072
	SS&C Technologies Holdings Inc.	3,616,658	103,436
*	IAC/InterActiveCorp	1,567,715	101,572
*	Tyler Technologies Inc.	693,762	99,048
*	Fortinet Inc.	3,101,825	93,427
*	Aspen Technology Inc.	1,696,391	92,759
*	Nuance Communications Inc.	6,069,391	90,434
*	athenahealth Inc.	832,489	87,553
*	Arista Networks Inc.	883,890	85,534
*	Cavium Inc.	1,354,326	84,564
	Mentor Graphics Corp.	2,276,732	83,989
*	Veeva Systems Inc. Class A	2,026,423	82,475
*	Manhattan Associates Inc.	1,519,200	80,563
	j2 Global Inc.	965,487	78,977
	Fair Isaac Corp.	651,024	77,615
*	Cirrus Logic Inc.	1,357,802	76,770
	SYNNEX Corp.	633,559	76,673
*	Guidewire Software Inc.	1,537,681	75,854
*	Teradata Corp.	2,752,501	74,785
*	ViaSat Inc.	1,125,934	74,559
	Cypress Semiconductor Corp.	6,491,736	74,265

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	DST Systems Inc.	688,319	73,753
*	Ciena Corp.	2,918,559	71,242
*	Finisar Corp.	2,330,888	70,556
	MKS Instruments Inc.	1,130,849	67,172
	InterDigital Inc.	722,094	65,963
	Science Applications International Corp.	776,625	65,858
*	EPAM Systems Inc.	1,022,160	65,735
	Intersil Corp. Class A	2,886,522	64,369
	Blackbaud Inc.	1,001,526	64,098
*	CACI International Inc. Class A	513,703	63,853
*	Integrated Device Technology Inc.	2,702,571	63,673
*	Tech Data Corp.	746,070	63,177
	Monolithic Power Systems Inc.	767,217	62,858
*	Proofpoint Inc.	849,043	59,985
	Pitney Bowes Inc.	3,921,368	59,566
*	NetScout Systems Inc.	1,868,877	58,870
*	Medidata Solutions Inc.	1,151,093	57,175
*,^	Cree Inc.	2,137,056	56,397
*	Ellie Mae Inc.	671,052	56,154
*	Silicon Laboratories Inc.	834,554	54,246
*	Entegris Inc.	2,987,288	53,472
*	TiVo Corp.	2,455,020	51,310
*	Tableau Software Inc. Class A	1,212,541	51,109
*,^	Dycom Industries Inc.	628,379	50,453
	LogMeIn Inc.	509,390	49,182
*	Verint Systems Inc.	1,323,596	46,657
	Tessera Holding Corp.	1,028,920	45,478
*	Advanced Energy Industries Inc.	829,384	45,409
*	Cornerstone OnDemand Inc.	1,062,990	44,975
*	ACI Worldwide Inc.	2,475,331	44,927
*	Square Inc.	3,266,096	44,517
*	Lumentum Holdings Inc.	1,133,748	43,819
*	Electronics For Imaging Inc.	991,447	43,485
*	CommVault Systems Inc.	843,441	43,353
*	Semtech Corp.	1,369,327	43,202
*	Paycom Software Inc.	949,071	43,173
*	VeriFone Systems Inc.	2,335,156	41,402
*	Allscripts Healthcare Solutions Inc.	3,985,400	40,691
*	Synaptics Inc.	745,993	39,970
*	Viavi Solutions Inc.	4,850,206	39,675
	Power Integrations Inc.	580,130	39,362
	Plantronics Inc.	716,878	39,256
*	MicroStrategy Inc. Class A	198,253	39,135
*	FireEye Inc.	3,274,121	38,962
*	Zendesk Inc.	1,801,890	38,200
*	GoDaddy Inc. Class A	1,090,025	38,096
*	EchoStar Corp. Class A	723,877	37,200
	Diebold Nixdorf Inc.	1,443,224	36,297
*	RealPage Inc.	1,196,508	35,895
*	NETGEAR Inc.	651,954	35,434
	Cogent Communications Holdings Inc.	855,551	35,377
*	Inphi Corp.	779,032	34,760
*	Synchronoss Technologies Inc.	857,110	32,827
	CSG Systems International Inc.	663,847	32,130
*	HubSpot Inc.	679,788	31,950
*	Rambus Inc.	2,313,239	31,853
	Progress Software Corp.	990,531	31,628
*	Gigamon Inc.	685,037	31,203
*	Insight Enterprises Inc.	770,377	31,154
	NIC Inc.	1,302,663	31,134
	Cabot Microelectronics Corp.	490,385	30,978
*,^	Ubiquiti Networks Inc.	520,363	30,077
*,^	3D Systems Corp.	2,247,478	29,869
*	Premier Inc. Class A	983,635	29,863

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Envestnet Inc.	842,504	29,698
*	Oclaro Inc.	3,295,180	29,492
*,^	2U Inc.	934,872	28,186
^	Ebix Inc.	477,885	27,263
*	MaxLinear Inc.	1,213,197	26,448
	Pegasystems Inc.	729,009	26,244
*	BroadSoft Inc.	617,747	25,482
*	Infinera Corp.	2,998,825	25,460
	West Corp.	1,026,476	25,416
*	SPS Commerce Inc.	352,599	24,643
*	Ixia	1,528,663	24,611
*	Mercury Systems Inc.	810,713	24,500
	Brooks Automation Inc.	1,370,939	23,402
*	RingCentral Inc. Class A	1,122,741	23,128
	ADTRAN Inc.	1,027,969	22,975
*	Super Micro Computer Inc.	808,628	22,682
*	InvenSense Inc.	1,770,176	22,641
*	New Relic Inc.	786,088	22,207
*	Callidus Software Inc.	1,311,964	22,041
*	ScanSource Inc.	541,547	21,851
*	Web.com Group Inc.	995,853	21,062
*	Bottomline Technologies de Inc.	815,071	20,393
*	Diodes Inc.	766,918	19,687
*	Amkor Technology Inc.	1,857,221	19,594
*,^	Shutterstock Inc.	407,472	19,363
*	Qualys Inc.	611,351	19,349
*	Q2 Holdings Inc.	622,505	17,959
*	Lattice Semiconductor Corp.	2,412,631	17,757
*	Cray Inc.	856,305	17,726
*,^	Acacia Communications Inc.	285,414	17,624
	Monotype Imaging Holdings Inc.	857,432	17,020
*	FormFactor Inc.	1,490,834	16,697
	Inteliquent Inc.	716,750	16,428
*	Photronics Inc.	1,434,801	16,213
*	ePlus Inc.	136,808	15,760
*,^	Unisys Corp.	1,046,667	15,648
*,^	Twilio Inc. Class A	519,727	14,994
*	CEVA Inc.	445,248	14,938
*,^	Match Group Inc.	860,459	14,714
*	Barracuda Networks Inc.	683,718	14,652
*	Quality Systems Inc.	1,092,750	14,370
*	Virtusa Corp.	564,256	14,174
	Syntel Inc.	712,623	14,103
*	Rudolph Technologies Inc.	603,250	14,086
*	Intralinks Holdings Inc.	1,012,735	13,692
*	Endurance International Group Holdings Inc.	1,440,290	13,395
*	Applied Micro Circuits Corp.	1,621,347	13,376
*	Box Inc.	962,564	13,341
*,^	Pure Storage Inc. Class A	1,175,271	13,292
*	Ultratech Inc.	520,053	12,471
*	Five9 Inc.	874,674	12,412
*	PDF Solutions Inc.	548,518	12,369
*	Perficient Inc.	704,205	12,317
*	Nanometrics Inc.	488,999	12,254
*	Blucora Inc.	794,216	11,715
*,^	Gogo Inc.	1,264,563	11,659
*	PROS Holdings Inc.	541,703	11,657
*	Extreme Networks Inc.	2,268,344	11,410
*	Exar Corp.	1,027,262	11,074
*	Loral Space & Communications Inc.	264,029	10,838
*	CalAmp Corp.	735,002	10,658
*,^	Nimble Storage Inc.	1,312,512	10,395
*	Actua Corp.	733,975	10,276
*,^	Nutanix Inc.	378,419	10,051

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	ShoreTel Inc.	1,395,049	9,975
*	Silver Spring Networks Inc.	744,061	9,903
*	Vocera Communications Inc.	533,146	9,858
*	Benefitfocus Inc.	322,809	9,587
	Forrester Research Inc.	217,134	9,326
	Hackett Group Inc.	518,141	9,150
*	Boingo Wireless Inc.	748,003	9,118
*	Axcelis Technologies Inc.	613,732	8,930
*	CommerceHub Inc.	587,683	8,833
*,^	KEYW Holding Corp.	739,954	8,724
*,^	Alarm.com Holdings Inc.	312,451	8,696
*	Harmonic Inc.	1,707,962	8,540
*	VASCO Data Security International Inc.	620,153	8,465
*	NeoPhotonics Corp.	759,547	8,211
*	Applied Optoelectronics Inc.	347,495	8,145
*	Xcerra Corp.	1,059,120	8,092
*	A10 Networks Inc.	964,375	8,014
*	LivePerson Inc.	1,058,961	7,995
*	Alpha & Omega Semiconductor Ltd.	375,311	7,983
*	Varonis Systems Inc.	294,932	7,904
*	RigNet Inc.	336,443	7,789
*	Carbonite Inc.	439,069	7,201
*	Workiva Inc.	520,376	7,103
*	Jive Software Inc.	1,613,587	7,019
*	Ultra Clean Holdings Inc.	716,809	6,953
*,^	Impinj Inc.	195,219	6,899
*	Calix Inc.	874,595	6,734
*	ChannelAdvisor Corp.	466,637	6,696
*	PC Connection Inc.	237,077	6,660
	Cohu Inc.	469,834	6,531
*	Immersion Corp.	602,045	6,400
*,^	Hortonworks Inc.	769,051	6,391
*	Digi International Inc.	464,566	6,388
*,^	Digimarc Corp.	209,003	6,270
	American Software Inc. Class A	606,253	6,263
*	Sonus Networks Inc.	992,265	6,251
*	Tangoe Inc.	745,190	5,872
	IXYS Corp.	488,571	5,814
*,^	MeetMe Inc.	1,131,173	5,577
	Comtech Telecommunications Corp.	459,437	5,444
*	Exa Corp.	354,366	5,443
^	Computer Programs & Systems Inc.	230,292	5,435
*	Vectrus Inc.	223,969	5,342
*	Zix Corp.	1,051,977	5,197
	QAD Inc. Class A	165,520	5,032
*	Model N Inc.	561,393	4,968
*	Brightcove Inc.	614,528	4,947
*	Instructure Inc.	249,872	4,885
*	DSP Group Inc.	371,532	4,849
*	GSI Technology Inc.	781,430	4,845
*	Sigma Designs Inc.	802,765	4,817
	EMCORE Corp.	549,620	4,782
*	Blackline Inc.	171,889	4,749
*	Radisys Corp.	1,033,859	4,580
*	Rapid7 Inc.	365,157	4,444
*,^	Coupa Software Inc.	174,565	4,366
*	Datalink Corp.	377,762	4,254
*	KVH Industries Inc.	360,452	4,253
*	Quantum Corp.	5,080,784	4,228
*	Clearfield Inc.	200,171	4,144
*,^	Appfolio Inc.	173,046	4,127
*	CommerceHub Inc. Class A	269,882	4,051
*,^	Mitek Systems Inc.	646,054	3,973
*	Xactly Corp.	345,015	3,795

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	GigPeak Inc.	1,473,942	3,714
*	Everbridge Inc.	199,295	3,677
*	Guidance Software Inc.	518,568	3,671
*	Telenav Inc.	518,426	3,655
*	Rosetta Stone Inc.	406,874	3,625
*	AXT Inc.	721,559	3,463
*	Limelight Networks Inc.	1,365,485	3,441
*	Castlight Health Inc. Class B	687,159	3,401
*	USA Technologies Inc.	772,430	3,321
*	Amber Road Inc.	363,220	3,298
*	Apptio Inc. Class A	176,170	3,264
*	Kopin Corp.	1,134,754	3,223
*	Agilysys Inc.	300,463	3,113
*	MobileIron Inc.	810,395	3,039
*	SecureWorks Corp. Class A	270,060	2,860
*	Quantenna Communications Inc.	155,875	2,826
	Simulations Plus Inc.	286,767	2,767
*	ARI Network Services Inc.	500,995	2,710
	PC-Tel Inc.	471,771	2,538
	Preformed Line Products Co.	43,570	2,532
*	VOXX International Corp. Class A	524,627	2,466
*	Key Tronic Corp.	314,337	2,458
	NCI Inc. Class A	175,318	2,446
*	Aerohive Networks Inc.	424,692	2,421
*,^	Park City Group Inc.	188,474	2,394
*	Aware Inc.	387,102	2,361
	Computer Task Group Inc.	540,202	2,274
*,^	VirnetX Holding Corp.	1,007,331	2,216
	Tabula Rasa HealthCare Inc.	146,500	2,195
	Airgain Inc.	149,522	2,153
*	Datawatch Corp.	390,284	2,147
	Great Elm Capital Group Inc.	558,900	2,096
*	Edgewater Technology Inc.	271,591	2,037
*	BSQUARE Corp.	345,151	2,019
*	Pendrell Corp.	268,136	1,810
*,^	Pixelworks Inc.	642,411	1,799
*	Ooma Inc.	195,376	1,758
	Systemax Inc.	196,928	1,727
*,^	Neonode Inc.	911,744	1,678
*	RCM Technologies Inc.	257,001	1,635
	TransAct Technologies Inc.	246,089	1,624
*	iPass Inc.	983,950	1,624
	ClearOne Inc.	141,648	1,615
*	Rightside Group Ltd.	192,546	1,592
	TESSCO Technologies Inc.	121,875	1,584
*,^	TransEnterix Inc.	1,165,497	1,515
*	Tremor Video Inc.	598,009	1,489
*	Numerex Corp. Class A	192,180	1,422
*	NetSol Technologies Inc.	268,367	1,396
	Concurrent Computer Corp.	245,188	1,312
*,^	Inseego Corp.	480,281	1,172
*,^	QuickLogic Corp.	841,787	1,170
*	ID Systems Inc.	207,353	1,124
*	Synacor Inc.	359,073	1,113
*	Aviat Networks Inc.	79,504	1,104
*	Amtech Systems Inc.	258,398	1,098
*	PAR Technology Corp.	189,722	1,059
	LRAD Corp.	602,425	1,030
*,^	Netlist Inc.	1,005,691	1,026
*	MRV Communications Inc.	125,429	1,022
	Evolving Systems Inc.	239,404	982
	QAD Inc. Class B	38,321	979
*	GSE Systems Inc.	275,429	964
*,^	CVD Equipment Corp.	107,442	933

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	WidePoint Corp.	1,178,418	931
*,^	Sunworks Inc.	459,758	920
*,^	Rocket Fuel Inc.	536,942	918
*	Upland Software Inc.	101,213	906
	GlobalSCAPE Inc.	213,477	869
*,^	SITO Mobile Ltd.	225,398	832
*	Covisint Corp.	408,547	776
	AstroNova Inc.	50,100	714
*	Icad Inc.	214,839	695
*	Xplore Technologies Corp.	312,216	631
*	Inuvo Inc.	363,197	607
	RELM Wireless Corp.	127,563	606
*	ARC Group Worldwide Inc.	126,690	557
*	Resonant Inc.	101,540	513
*	Westell Technologies Inc. Class A	696,943	453
*	Identiv Inc.	128,529	409
*	DASAN Zhone Solutions Inc.	414,351	408
*	Intermolecular Inc.	420,975	399
*	eGain Corp.	180,736	380
	Communications Systems Inc.	75,909	351
*	inTEST Corp.	75,255	346
*	Data I/O Corp.	79,543	332
*	Qumu Corp.	136,998	326
*	FalconStor Software Inc.	703,835	317
*	Marin Software Inc.	133,535	314
	CSP Inc.	29,660	314
*	FORM Holdings Corp.	143,235	305
*,^	ParkerVision Inc.	141,148	260
*,^	Aehr Test Systems	93,715	226
*	Streamline Health Solutions Inc.	181,006	224
*	SharpSpring Inc.	35,880	189
*	Lantronix Inc.	107,354	183
*	BroadVision Inc.	38,131	177
*	Network-1 Technologies Inc.	45,755	156
*	Smith Micro Software Inc.	93,135	146
*	Adesto Technologies Corp.	63,582	118
*	Mastech Digital Inc.	15,394	105
*	Cinedigm Corp. Class A	67,058	97
*,^	NXT-ID Inc.	33,800	93
*	Determine Inc.	48,769	90
*	Sonic Foundry Inc.	17,328	86
*	ADDvantage Technologies Group Inc.	29,519	52
*	Fusion Telecommunications International Inc.	31,290	47
*	Internap Corp.	15,400	24
*	Imation Corp.	26,366	22
*	Atomera Inc.	2,980	20
*	Socket Mobile Inc.	5,000	19
*	Finjan Holdings Inc.	6,800	8
	Intelligent Systems Corp.	1,383	6
*	Infosonics Corp.	14,144	6
*,^	Voltari Corp.	2,237	5
			80,674,890
Telecommunications (2.4%)
	AT&T Inc.	130,162,950	5,535,830
	Verizon Communications Inc.	86,383,145	4,611,132
*	T-Mobile US Inc.	6,098,353	350,716
*	Level 3 Communications Inc.	6,095,827	343,561
	CenturyLink Inc.	11,566,995	275,063
*	SBA Communications Corp. Class A	2,638,586	272,460
*,^	Sprint Corp.	12,641,148	106,439
*	Zayo Group Holdings Inc.	3,063,282	100,659
	Frontier Communications Corp.	24,792,580	83,799
	Telephone & Data Systems Inc.	1,924,246	55,553
	Shenandoah Telecommunications Co.	995,747	27,184

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Consolidated Communications Holdings Inc.	1,003,325	26,939
*	Vonage Holdings Corp.	3,915,472	26,821
*	8x8 Inc.	1,775,688	25,392
	Cincinnati Bell Inc.	962,075	21,502
	ATN International Inc.	226,525	18,152
*,^	Iridium Communications Inc.	1,691,911	16,242
*	GTT Communications Inc.	527,326	15,161
	Windstream Holdings Inc.	1,996,364	14,633
*,^	Globalstar Inc.	8,993,896	14,210
	EarthLink Holdings Corp.	2,317,427	13,070
*	United States Cellular Corp.	270,905	11,844
*	ORBCOMM Inc.	1,366,538	11,301
*	General Communication Inc. Class A	538,965	10,483
*	FairPoint Communications Inc.	479,503	8,967
	Spok Holdings Inc.	405,283	8,410
*	Hawaiian Telcom Holdco Inc.	286,751	7,106
*	Lumos Networks Corp.	433,706	6,775
	IDT Corp. Class B	357,074	6,620
*,^	pdvWireless Inc.	259,979	5,863
*,^	Straight Path Communications Inc. Class B	151,385	5,134
*	HC2 Holdings Inc.	545,396	3,234
*	Alaska Communications Systems Group Inc.	1,432,201	2,349
*,^	Intelsat SA	587,792	1,569
*	Pareteum Corp.	1,003,978	120
*	Otelco Inc. Class A	2,754	18
			12,044,311
Utilities (3.1%)
	NextEra Energy Inc.	10,151,300	1,212,674
	Duke Energy Corp.	14,559,005	1,130,070
	Southern Co.	20,710,219	1,018,736
	Dominion Resources Inc.	13,278,827	1,017,025
	Exelon Corp.	19,490,339	691,712
	American Electric Power Co. Inc.	10,392,347	654,302
	PG&E Corp.	10,691,639	649,731
	Sempra Energy	5,297,058	533,096
	Edison International	6,895,174	496,384
	PPL Corp.	14,344,058	488,415
	Consolidated Edison Inc.	6,431,161	473,848
	Public Service Enterprise Group Inc.	10,690,290	469,090
	Xcel Energy Inc.	10,712,314	435,991
	WEC Energy Group Inc.	6,664,429	390,869
	DTE Energy Co.	3,788,881	373,243
	Eversource Energy	6,709,627	370,573
	FirstEnergy Corp.	8,991,483	278,466
	Entergy Corp.	3,760,547	276,287
	American Water Works Co. Inc.	3,709,756	268,438
	Ameren Corp.	5,115,316	268,349
	ONEOK Inc.	4,449,934	255,471
	CMS Energy Corp.	5,796,580	241,254
	CenterPoint Energy Inc.	8,616,913	212,321
	SCANA Corp.	2,709,475	198,550
	Pinnacle West Capital Corp.	2,363,366	184,413
	Alliant Energy Corp.	4,814,252	182,412
	UGI Corp.	3,675,744	169,378
	Westar Energy Inc. Class A	2,993,028	168,657
	Atmos Energy Corp.	2,198,392	163,011
	AES Corp.	13,988,954	162,552
	NiSource Inc.	6,798,443	150,518
	Great Plains Energy Inc.	4,466,692	122,164
	Aqua America Inc.	3,635,610	109,214
	National Fuel Gas Co.	1,708,703	96,781
	Vectren Corp.	1,781,811	92,921
	IDACORP Inc.	1,111,140	89,502
*	Calpine Corp.	7,596,927	86,833

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Portland General Electric Co.	1,951,812	84,572
	WGL Holdings Inc.	1,074,636	81,973
	NRG Energy Inc.	6,670,306	81,778
	Hawaiian Electric Industries Inc.	2,283,128	75,503
	Southwest Gas Corp.	952,916	73,012
	Black Hills Corp.	1,162,905	71,333
	ONE Gas Inc.	1,099,153	70,302
	ALLETE Inc.	1,062,323	68,190
	New Jersey Resources Corp.	1,817,280	64,513
	PNM Resources Inc.	1,772,187	60,786
	Spire Inc.	931,528	60,130
	Avista Corp.	1,486,614	59,450
	NorthWestern Corp.	1,030,704	58,616
	South Jersey Industries Inc.	1,675,782	56,457
	MGE Energy Inc.	842,635	55,024
	Avangrid Inc.	1,340,894	50,793
	Ormat Technologies Inc.	850,518	45,605
	El Paso Electric Co.	906,080	42,133
	California Water Service Group	1,108,292	37,571
	Northwest Natural Gas Co.	601,574	35,974
	American States Water Co.	759,874	34,620
	Empire District Electric Co.	923,557	31,484
*	TerraForm Power Inc. Class A	1,825,120	23,380
	Chesapeake Utilities Corp.	335,144	22,438
*	Dynegy Inc.	2,493,045	21,091
	SJW Group	373,840	20,928
	Connecticut Water Service Inc.	330,836	18,477
	Unitil Corp.	406,314	18,422
	Middlesex Water Co.	369,766	15,878
	York Water Co.	285,431	10,903
*,^	Sunrun Inc.	1,496,357	7,946
	Artesian Resources Corp. Class A	226,518	7,235
*	Atlantic Power Corp.	2,261,958	5,655
	Delta Natural Gas Co. Inc.	191,597	5,620
*,^	Cadiz Inc.	367,102	4,589
	Gas Natural Inc.	345,011	4,330
^	Spark Energy Inc. Class A	125,328	3,797
*	Pure Cycle Corp.	483,835	2,661
	Genie Energy Ltd. Class B	296,510	1,705
*	US Geothermal Inc.	378,870	1,550
*,^	Vivint Solar Inc.	225,836	576
*	AquaVenture Holdings Ltd.	21,284	522
			15,680,773
Total Common Stocks (Cost $341,328,447)			496,147,408

Total Stock Market Index Fund

				Face
			Maturity	Amount
		Coupon	Date	($000)
Convertible Bonds (0.0%)

	Catalyst Biosciences Inc. Cvt.	0.000%	2/19/18	649	424
Total Convertible Bonds (Cost $0)					424

				Shares
Temporary Cash Investments (0.7%)[1]
Money Market Fund (0.7%)
3,4	Vanguard Market Liquidity Fund	0.823%		32,961,150	3,296,445

				Face
				Amount
				($000)
U.S. Government and Agency Obligations (0.0%)
	United States Treasury Bill	0.290%	1/5/17	5,000	5,000
5	United States Treasury Bill	0.406%	2/9/17	210	210
	United States Treasury Bill	0.601%	4/27/17	1,900	1,896
5	United States Treasury Bill	0.564%-0.567%	5/4/17	29,900	29,842
5	United States Treasury Bill	0.623%	5/18/17	12,100	12,073
5,6	United States Treasury Bill	0.607%-0.618%	5/25/17	52,600	52,474
					101,495
Total Temporary Cash Investments (Cost $3,397,810)					3,397,940
Total Investments (100.2%) (Cost $344,726,257)					499,545,772
					Amount
					($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard					36,779
Receivables for Investment Securities Sold					82,440
Receivables for Accrued Income					646,428
Receivables for Capital Shares Issued					945,632
Other Assets					18,556
Total Other Assets					1,729,835
Liabilities
Payable for Investment Securities Purchased					(34,246)
Collateral for Securities on Loan					(1,635,086))
Payables for Capital Shares Redeemed					(924,771)
Payables to Vanguard					(219,349)
Other Liabilities					(10,223)
Total Liabilities					(2,823,675)
Net Assets (100%)					498,451,932

Total Stock Market Index Fund

At December 31, 2016, net assets consisted of:

Amount
($000)
Paid-in Capital	344,186,084
Overdistributed Net Investment Income	(85,889)
Accumulated Net Realized Losses	(447,121)
Unrealized Appreciation (Depreciation)
Investment Securities	154,819,515
Futures Contracts	(20,158)
Swap Contracts	(499)
Net Assets	498,451,932

Investor Shares—Net Assets
Applicable to 1,853,895,846 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	103,932,248
Net Asset Value Per Share—Investor Shares	$56.06

ETF Shares—Net Assets
Applicable to 606,640,639 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	69,888,585
Net Asset Value Per Share—ETF Shares	$115.21

Admiral Shares—Net Assets
Applicable to 2,703,472,409 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	151,612,481
Net Asset Value Per Share—Admiral Shares	$56.08

Institutional Shares—Net Assets
Applicable to 1,416,356,578 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	79,442,669
Net Asset Value Per Share—Institutional Shares	$56.09

Institutional Plus Shares—Net Assets
Applicable to 808,393,630 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	85,030,555
Net Asset Value Per Share—Institutional Plus Shares	$105.18

Institutional Select Shares—Net Assets
Applicable to 77,425,599 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,545,394
Net Asset Value Per Share—Institutional Select Shares	$110.37

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,517,319,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and swap contracts. After giving effect to futures and swap investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and
0.2%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $1,635,086,000 of collateral received for securities on loan.
5 Securities with a value of $92,987,000 have been segregated as initial margin for open futures contracts.
6 Securities with a value of $1,501,000 have been segregated as collateral for open over-the-counter swap contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements

Total Stock Market Index Fund

Financial Statements

Statement of Net Assets
As of December 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room.

		Market
		Value
	Shares	($000)
Common Stocks (99.4%)[1]
Basic Materials (2.3%)
Dow Chemical Co.	21,244,888	1,093,687
EI du Pont de Nemours & Co.	16,068,993	1,070,195
LyondellBasell Industries NV Class A	6,594,731	573,082
Ecolab Inc.	4,876,503	557,774
Praxair Inc.	5,260,231	538,648
PPG Industries Inc.	4,945,385	488,703
Air Products & Chemicals Inc.	3,557,694	462,892
International Paper Co.	7,607,539	286,804
Alcoa Inc.	24,016,095	237,039
Nucor Corp.	5,868,560	236,503
Celanese Corp. Class A	2,758,833	185,752
International Flavors & Fragrances Inc.	1,463,479	175,091
Newmont Mining Corp.	9,691,000	174,341
Eastman Chemical Co.	2,581,855	174,301
CF Industries Holdings Inc.	4,270,226	174,268
Airgas Inc.	1,189,293	164,503
Mosaic Co.	5,834,327	160,969
Freeport-McMoRan Inc.	21,194,290	143,485
* WR Grace & Co.	1,298,145	129,282
Ashland Inc.	1,222,040	125,504
Albemarle Corp.	2,050,215	114,833
RPM International Inc.	2,424,634	106,829
Avery Dennison Corp.	1,672,637	104,807
FMC Corp.	2,439,152	95,444
Steel Dynamics Inc.	4,198,505	75,027
Reliance Steel & Aluminum Co.	1,265,220	73,269
NewMarket Corp.	190,115	72,382
* Axalta Coating Systems Ltd.	2,603,057	69,371
Sensient Technologies Corp.	843,329	52,978
Olin Corp.	3,016,297	52,061
PolyOne Corp.	1,594,973	50,656
Compass Minerals International Inc.	616,963	46,439
Royal Gold Inc.	1,198,792	43,720
Huntsman Corp.	3,808,925	43,307
Domtar Corp.	1,135,328	41,950
Cabot Corp.	1,022,798	41,812
Westlake Chemical Corp.	711,836	38,667
KapStone Paper and Packaging Corp.	1,577,003	35,624
Balchem Corp.	566,582	34,448
* Chemtura Corp.	1,235,279	33,686
^ CONSOL Energy Inc.	4,181,788	33,036
HB Fuller Co.	885,817	32,306
Minerals Technologies Inc.	633,080	29,033
Commercial Metals Co.	2,100,061	28,750
* Platform Specialty Products Corp.	2,162,310	27,742
Carpenter Technology Corp.	895,258	27,099
* Cambrex Corp.	574,942	27,074
Kaiser Aluminum Corp.	305,018	25,518
Worthington Industries Inc.	830,634	25,035

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Allegheny Technologies Inc.	1,993,314	22,425
	Innospec Inc.	411,426	22,345
^	United States Steel Corp.	2,664,319	21,261
	Axiall Corp.	1,279,737	19,708
*	Stillwater Mining Co.	2,189,665	18,765
	Neenah Paper Inc.	299,096	18,673
^	US Silica Holdings Inc.	979,076	18,338
	Chemours Co.	3,310,036	17,742
	Stepan Co.	357,047	17,742
	Quaker Chemical Corp.	227,172	17,551
*	Ferro Corp.	1,551,380	17,251
	Calgon Carbon Corp.	943,025	16,267
	A Schulman Inc.	492,103	15,078
*	Clearwater Paper Corp.	327,381	14,906
	PH Glatfelter Co.	785,707	14,488
	Aceto Corp.	504,105	13,601
	Hecla Mining Co.	6,858,625	12,963
	Globe Specialty Metals Inc.	1,201,691	12,918
	Deltic Timber Corp.	202,255	11,907
*	CSW Industrials Inc.	284,057	10,700
*	Univar Inc.	621,690	10,575
	Innophos Holdings Inc.	338,261	9,803
*	Resolute Forest Products Inc.	1,185,835	8,977
*	Kraton Performance Polymers Inc.	509,037	8,455
	Haynes International Inc.	221,753	8,136
	Wausau Paper Corp.	776,889	7,948
	Rayonier Advanced Materials Inc.	775,831	7,595
*,^	AK Steel Holding Corp.	3,072,188	6,882
	American Vanguard Corp.	484,761	6,792
*	Koppers Holdings Inc.	345,861	6,312
	Tredegar Corp.	458,923	6,251
*	Coeur Mining Inc.	2,460,580	6,102
	FutureFuel Corp.	414,559	5,597
	Hawkins Inc.	153,812	5,502
*	Veritiv Corp.	146,119	5,292
*	OMNOVA Solutions Inc.	758,640	4,650
	Tronox Ltd. Class A	1,132,443	4,428
	Chase Corp.	100,230	4,082
	SunCoke Energy Inc.	1,152,206	3,998
*	Century Aluminum Co.	861,083	3,806
*,^	AgroFresh Solutions Inc.	598,300	3,787
*	Real Industry Inc.	466,580	3,747
*,^	Cliffs Natural Resources Inc.	2,357,380	3,725
	KMG Chemicals Inc.	151,079	3,478
*	Intrepid Potash Inc.	1,033,295	3,048
*,^	Senomyx Inc.	780,100	2,941
	Kronos Worldwide Inc.	461,593	2,603
*,^	Peabody Energy Corp.	336,547	2,585
*	LSB Industries Inc.	340,485	2,469
*	Cloud Peak Energy Inc.	1,104,456	2,297
*,^	Horsehead Holding Corp.	1,064,636	2,183
	Olympic Steel Inc.	171,066	1,981
*,^	Westmoreland Coal Co.	335,642	1,974
	Ampco-Pittsburgh Corp.	179,902	1,846
*,^	Uranium Energy Corp.	1,716,068	1,819
	Rentech Inc.	506,989	1,785
*	Codexis Inc.	415,606	1,758
	Gold Resource Corp.	839,595	1,394
*	Fairmount Santrol Holdings Inc.	586,854	1,379
	Synalloy Corp.	168,394	1,159
*,^	Ur-Energy Inc.	1,772,000	1,152
*	Universal Stainless & Alloy Products Inc.	113,899	1,058
	Hallador Energy Co.	206,031	939
*	Northern Technologies International Corp.	62,556	868
*	Ryerson Holding Corp.	128,702	601

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Friedman Industries Inc.	86,825	479
	United-Guardian Inc.	22,924	439
*	Comstock Mining Inc.	1,090,693	436
^	Arch Coal Inc.	379,939	375
*,^	Marrone Bio Innovations Inc.	288,282	317
	Empire Resources Inc.	78,065	290
*	Dynasil Corp. of America	158,073	283
*	NL Industries Inc.	92,843	282
*	Solitario Exploration & Royalty Corp.	537,224	265
*,^	Uranium Resources Inc.	509,666	265
*	General Moly Inc.	1,063,551	213
*,^	Metabolix Inc.	93,474	144
*,^	Golden Minerals Co.	688,429	138
*,^	Uni-Pixel Inc.	197,660	103
*	Pershing Gold Corp.	28,854	101
*	Ikonics Corp.	6,410	72
*	Centrus Energy Corp. Class A	33,592	44
*	Paramount Gold Nevada Corp.	26,153	27
*	TOR Minerals International Inc.	2,580	12
*	Finjan Holdings Inc.	6,800	8
			9,158,407
Consumer Goods (10.2%)
	Procter & Gamble Co.	49,897,085	3,962,328
	Coca-Cola Co.	71,806,305	3,084,799
	PepsiCo Inc.	26,732,123	2,671,074
	Philip Morris International Inc.	28,417,610	2,498,192
	Altria Group Inc.	35,954,691	2,092,923
	NIKE Inc. Class B	24,746,368	1,546,648
	Mondelez International Inc. Class A	27,712,845	1,242,644
	Colgate-Palmolive Co.	16,462,788	1,096,751
	Ford Motor Co.	71,467,623	1,006,979
	General Motors Co.	25,682,193	873,451
	Kimberly-Clark Corp.	6,645,576	845,982
	Kraft Heinz Co.	11,123,611	809,354
	Monsanto Co.	8,071,363	795,191
	Reynolds American Inc.	15,704,149	724,746
	General Mills Inc.	10,958,032	631,840
	Johnson Controls Inc.	11,889,966	469,535
	Delphi Automotive plc	5,144,804	441,064
*,^	Tesla Motors Inc.	1,800,517	432,142
	Constellation Brands Inc. Class A	3,007,306	428,361
*	Monster Beverage Corp.	2,806,400	418,041
	Archer-Daniels-Midland Co.	10,955,349	401,842
	VF Corp.	6,248,523	388,971
*	Electronic Arts Inc.	5,409,251	371,724
	Activision Blizzard Inc.	9,373,775	362,859
	Estee Lauder Cos. Inc. Class A	4,085,375	359,758
	ConAgra Foods Inc.	7,920,205	333,916
	Kellogg Co.	4,528,893	327,303
	Dr Pepper Snapple Group Inc.	3,441,528	320,750
	Clorox Co.	2,358,820	299,169
	Stanley Black & Decker Inc.	2,774,816	296,156
	Tyson Foods Inc. Class A	5,435,322	289,866
	Mead Johnson Nutrition Co.	3,632,818	286,811
	JM Smucker Co.	2,189,300	270,028
*	Under Armour Inc. Class A	3,299,890	266,004
	Molson Coors Brewing Co. Class B	2,684,731	252,150
	Hershey Co.	2,575,588	229,923
	Genuine Parts Co.	2,630,170	225,905
*	Jarden Corp.	3,835,257	219,070
*	Mohawk Industries Inc.	1,151,349	218,054
	Newell Rubbermaid Inc.	4,899,356	215,964
	Whirlpool Corp.	1,441,251	211,677
	Hanesbrands Inc.	7,177,481	211,233

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	DR Horton Inc.	6,418,579	205,587
	Church & Dwight Co. Inc.	2,387,876	202,683
	Hormel Foods Corp.	2,412,244	190,760
	Brown-Forman Corp. Class B	1,888,287	187,469
	Keurig Green Mountain Inc.	2,047,183	184,206
	Coca-Cola Enterprises Inc.	3,728,793	183,606
	Snap-on Inc.	1,058,390	181,440
	Campbell Soup Co.	3,391,016	178,198
	Bunge Ltd.	2,605,566	177,908
	BorgWarner Inc.	4,099,441	177,219
	McCormick & Co. Inc.	2,009,171	171,905
	Lear Corp.	1,386,460	170,299
	Mattel Inc.	6,217,702	168,935
	Coach Inc.	5,075,871	166,133
	Goodyear Tire & Rubber Co.	4,923,279	160,844
	Harley-Davidson Inc.	3,521,631	159,847
	Lennar Corp. Class A	3,173,754	155,228
*	LKQ Corp.	5,021,104	148,775
	Hasbro Inc.	2,059,669	138,739
*	Michael Kors Holdings Ltd.	3,211,315	128,645
*	WhiteWave Foods Co. Class A	3,222,132	125,373
	Ingredion Inc.	1,302,219	124,805
	Harman International Industries Inc.	1,306,055	123,043
	Ralph Lauren Corp. Class A	1,079,862	120,383
*	Middleby Corp.	1,047,909	113,038
*	NVR Inc.	67,744	111,303
	PVH Corp.	1,510,933	111,280
	PulteGroup Inc.	5,740,038	102,287
	Leucadia National Corp.	5,875,189	102,170
*	WABCO Holdings Inc.	996,139	101,865
	Leggett & Platt Inc.	2,365,249	99,388
	Polaris Industries Inc.	1,145,852	98,486
*	Toll Brothers Inc.	2,894,745	96,395
*,^	lululemon athletica Inc.	1,793,627	94,112
	Pinnacle Foods Inc.	2,111,752	89,665
*	Edgewell Personal Care Co.	1,126,414	88,277
*	Visteon Corp.	743,256	85,103
	Gentex Corp.	5,278,677	84,512
	Brunswick Corp.	1,667,396	84,220
*	Tempur Sealy International Inc.	1,138,263	80,202
	Carter's Inc.	893,922	79,586
*	Hain Celestial Group Inc.	1,873,422	75,668
*	Skechers U.S.A. Inc. Class A	2,377,203	71,815
	Flowers Foods Inc.	3,287,021	70,638
*	Post Holdings Inc.	1,133,407	69,931
*,^	Herbalife Ltd.	1,182,085	63,383
	Pool Corp.	734,587	59,340
*	TreeHouse Foods Inc.	742,828	58,282
	CalAtlantic Group Inc.	1,435,613	54,438
	Scotts Miracle-Gro Co. Class A	837,003	53,995
*	Vista Outdoor Inc.	1,146,659	51,038
*	Take-Two Interactive Software Inc.	1,453,057	50,624
*	Helen of Troy Ltd.	514,520	48,494
	Thor Industries Inc.	859,578	48,265
*	Tenneco Inc.	1,039,878	47,741
	Spectrum Brands Holdings Inc.	429,859	43,760
	Tupperware Brands Corp.	783,305	43,591
*	Kate Spade & Co.	2,334,856	41,490
	Snyder's-Lance Inc.	1,196,019	41,023
	Dana Holding Corp.	2,940,188	40,575
	Lancaster Colony Corp.	350,646	40,486
	Cooper Tire & Rubber Co.	1,040,367	39,378
	Vector Group Ltd.	1,650,625	38,938
	Energizer Holdings Inc.	1,128,100	38,423

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
^	Nu Skin Enterprises Inc. Class A	1,001,424	37,944
	B&G Foods Inc.	1,044,654	36,584
*	Zynga Inc. Class A	13,520,122	36,234
*	Boston Beer Co. Inc. Class A	167,208	33,761
*	TRI Pointe Group Inc.	2,617,214	33,160
*	G-III Apparel Group Ltd.	745,677	33,004
	Avon Products Inc.	7,975,667	32,301
*,^	Fitbit Inc. Class A	1,080,525	31,973
	J&J Snack Foods Corp.	272,916	31,841
*	Darling Ingredients Inc.	2,971,041	31,255
*	Gentherm Inc.	652,626	30,934
	Herman Miller Inc.	1,076,322	30,890
*	Steven Madden Ltd.	1,020,655	30,844
	Wolverine World Wide Inc.	1,770,692	29,588
	HNI Corp.	805,937	29,062
	Dean Foods Co.	1,684,689	28,892
*,^	GoPro Inc. Class A	1,520,089	27,377
*,^	Fossil Group Inc.	744,182	27,207
*	Deckers Outdoor Corp.	575,754	27,176
*	Dorman Products Inc.	572,247	27,165
	Sanderson Farms Inc.	341,522	26,475
^	Pilgrim's Pride Corp.	1,169,464	25,833
	Coty Inc. Class A	997,909	25,576
	Columbia Sportswear Co.	516,818	25,200
	Drew Industries Inc.	412,790	25,135
	Fresh Del Monte Produce Inc.	637,764	24,796
*	American Axle & Manufacturing Holdings Inc.	1,298,670	24,597
	WD-40 Co.	248,130	24,478
*	Meritage Homes Corp.	718,810	24,432
^	Cal-Maine Foods Inc.	515,644	23,895
	Schweitzer-Mauduit International Inc.	547,797	23,002
	La-Z-Boy Inc.	913,849	22,316
	Steelcase Inc. Class A	1,449,511	21,598
	Universal Corp.	383,170	21,488
*,^	Wayfair Inc.	449,123	21,387
	Interface Inc. Class A	1,116,972	21,379
*	Cooper-Standard Holding Inc.	264,830	20,548
	KB Home	1,629,309	20,089
*	Select Comfort Corp.	919,820	19,693
*	Diamond Foods Inc.	483,710	18,647
*	iRobot Corp.	491,183	17,388
	MDC Holdings Inc.	676,440	17,270
*	Tumi Holdings Inc.	1,028,668	17,107
	Oxford Industries Inc.	264,999	16,912
	Knoll Inc.	830,746	15,618
	Callaway Golf Co.	1,638,702	15,437
	Andersons Inc.	483,029	15,278
*	TiVo Inc.	1,756,844	15,162
	Coca-Cola Bottling Co. Consolidated	82,736	15,100
*	Seaboard Corp.	5,158	14,931
*	ACCO Brands Corp.	1,980,908	14,124
	Calavo Growers Inc.	284,544	13,943
*	Crocs Inc.	1,332,238	13,642
*	Universal Electronics Inc.	265,058	13,611
*,^	Blue Buffalo Pet Products Inc.	717,174	13,418
*	USANA Health Sciences Inc.	104,879	13,398
	Standard Motor Products Inc.	348,854	13,274
*	Cavco Industries Inc.	157,454	13,117
	Ethan Allen Interiors Inc.	466,555	12,980
	Briggs & Stratton Corp.	747,396	12,930
*	Boulder Brands Inc.	1,051,290	11,543
^	Tootsie Roll Industries Inc.	362,276	11,444
	Nutrisystem Inc.	516,721	11,182
*	Motorcar Parts of America Inc.	327,259	11,065

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Lennar Corp. Class B	270,198	10,857
	Tower International Inc.	351,438	10,041
*	WCI Communities Inc.	424,199	9,451
	Winnebago Industries Inc.	474,301	9,439
*	Taylor Morrison Home Corp. Class A	586,912	9,391
*	National Beverage Corp.	205,420	9,334
*	M/I Homes Inc.	417,578	9,153
	Phibro Animal Health Corp. Class A	303,349	9,140
*	Nautilus Inc.	533,621	8,922
*	RealD Inc.	822,627	8,679
*	Blount International Inc.	865,771	8,493
*	Omega Protein Corp.	368,871	8,189
*	Beazer Homes USA Inc.	712,102	8,182
	John B Sanfilippo & Son Inc.	150,542	8,134
	Movado Group Inc.	310,748	7,989
	Libbey Inc.	369,370	7,875
	National Presto Industries Inc.	94,028	7,791
*	Unifi Inc.	276,404	7,781
*	Modine Manufacturing Co.	854,773	7,736
	Superior Industries International Inc.	419,432	7,726
	Inter Parfums Inc.	316,690	7,544
*	DTS Inc.	327,606	7,397
*,^	LGI Homes Inc.	290,354	7,064
*	William Lyon Homes Class A	407,454	6,723
*	Stoneridge Inc.	440,144	6,514
	Orchids Paper Products Co.	206,129	6,373
*	Central Garden & Pet Co. Class A	450,283	6,124
*	Revlon Inc. Class A	217,362	6,051
	Medifast Inc.	197,637	6,004
*	Fox Factory Holding Corp.	343,326	5,675
*	Century Communities Inc.	319,982	5,667
*	Vera Bradley Inc.	357,670	5,637
*,^	Iconix Brand Group Inc.	819,840	5,599
*	ZAGG Inc.	509,700	5,576
*,^	Eastman Kodak Co.	441,782	5,540
*,^	Sequential Brands Group Inc.	671,449	5,311
	Flexsteel Industries Inc.	115,074	5,084
*	Malibu Boats Inc. Class A	309,834	5,072
	Kimball International Inc. Class B	499,744	4,882
	Bassett Furniture Industries Inc.	189,727	4,758
	MGP Ingredients Inc.	183,270	4,756
	Hooker Furniture Corp.	185,294	4,677
*	Glu Mobile Inc.	1,880,352	4,569
*	Primo Water Corp.	565,387	4,523
*	Central Garden & Pet Co.	333,932	4,515
	Culp Inc.	168,561	4,293
*,^	Elizabeth Arden Inc.	430,117	4,258
	Metaldyne Performance Group Inc.	224,564	4,118
*	Federal-Mogul Holdings Corp.	596,048	4,083
*,^	Jamba Inc.	293,398	3,958
*	Nutraceutical International Corp.	151,045	3,900
*,^	Hovnanian Enterprises Inc. Class A	2,124,056	3,845
*	Perry Ellis International Inc.	208,575	3,842
	Arctic Cat Inc.	225,505	3,694
*	Lipocine Inc.	275,528	3,563
	Oil-Dri Corp. of America	95,357	3,512
	Strattec Security Corp.	60,661	3,427
*,^	Amplify Snack Brands Inc.	282,781	3,258
*,^	JAKKS Pacific Inc.	401,411	3,195
	Titan International Inc.	795,454	3,134
*,^	Freshpet Inc.	365,703	3,105
*	Farmer Brothers Co.	94,199	3,040
	Superior Uniform Group Inc.	178,068	3,024
	Weyco Group Inc.	112,378	3,007

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Seneca Foods Corp. Class A	99,386	2,880
*	New Home Co. Inc.	219,031	2,839
*	Cherokee Inc.	159,726	2,755
	A-Mark Precious Metals Inc.	141,896	2,724
^	Limoneira Co.	179,488	2,682
*	Inventure Foods Inc.	340,141	2,415
*	Lifevantage Corp.	245,200	2,334
*	Craft Brew Alliance Inc.	269,268	2,254
*,^	Vuzix Corp.	279,152	2,119
*	Black Diamond Inc.	465,414	2,057
*	Castle Brands Inc.	1,613,664	1,985
	Lifetime Brands Inc.	148,347	1,967
	Escalade Inc.	141,344	1,873
	Alico Inc.	47,911	1,854
*	Fenix Parts Inc.	272,016	1,847
	Rocky Brands Inc.	154,882	1,790
*	Skullcandy Inc.	368,189	1,742
	Crown Crafts Inc.	204,279	1,734
*	Core Molding Technologies Inc.	134,770	1,729
	Alliance One International Inc.	147,489	1,692
*	MCBC Holdings Inc.	119,686	1,640
*	Dixie Group Inc.	312,289	1,633
	Nature's Sunshine Products Inc.	160,581	1,625
*	Fuel Systems Solutions Inc.	326,103	1,595
*	LoJack Corp.	276,852	1,539
	Johnson Outdoors Inc. Class A	69,364	1,518
*	Delta Apparel Inc.	107,852	1,514
*	Vince Holding Corp.	328,510	1,505
*	Lakeland Industries Inc.	122,201	1,459
*	Lifeway Foods Inc.	95,840	1,064
	Marine Products Corp.	166,467	1,005
	LS Starrett Co. Class A	95,823	931
*	LeapFrog Enterprises Inc.	1,202,231	854
*	Reed's Inc.	148,219	794
*	S&W Seed Co.	179,327	757
*	Shiloh Industries Inc.	140,270	735
	Rocky Mountain Chocolate Factory Inc.	67,227	723
*	US Auto Parts Network Inc.	236,188	694
*	Mannatech Inc.	36,471	693
	Kewaunee Scientific Corp.	36,368	647
*	Stanley Furniture Co. Inc.	230,972	644
*	Female Health Co.	415,043	602
*	Tandy Leather Factory Inc.	77,119	566
*,^	DS Healthcare Group Inc.	152,892	393
*	Coffee Holding Co. Inc.	96,178	370
*	Summer Infant Inc.	163,915	366
	Acme United Corp.	20,357	346
*,^	Quantum Fuel Systems Technologies Worldwide Inc.	469,988	343
*,^	Nova Lifestyle Inc.	171,576	309
*	Alpha Pro Tech Ltd.	169,806	297
*	Charles & Colvard Ltd.	233,777	262
*	Skyline Corp.	72,991	261
*	RiceBran Technologies	114,553	218
*,^	Clean Diesel Technologies Inc.	229,646	216
*	Natural Alternatives International Inc.	20,875	216
*	Emerson Radio Corp.	183,685	182
*	P&F Industries Inc. Class A	16,709	148
*	Tofutti Brands Inc.	34,800	145
*	Joe's Jeans Inc.	839,567	138
*	Cyanotech Corp.	23,066	126
*	Willamette Valley Vineyards Inc.	15,015	106
*	CCA Industries Inc.	27,573	86
	Unique Fabricating Inc.	6,623	82
	Compx International Inc.	5,846	67

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	CTI Industries Corp.	11,946	60
	Golden Enterprises Inc.	9,731	47
*	Hovnanian Enterprises Inc. Class B	19,300	35
*	Crystal Rock Holdings Inc.	60,150	35
*	Koss Corp.	12,072	24
*	Ocean Bio-Chem Inc.	9,942	21
*	Virco Manufacturing Corp.	4,291	14
*,^	Comstock Holding Cos. Inc. Class A	9,193	13
*	Reliv International Inc.	19,300	12
			41,061,184
Consumer Services (13.9%)
*	Amazon.com Inc.	6,875,454	4,647,051
	Home Depot Inc.	23,256,656	3,075,693
	Walt Disney Co.	27,282,122	2,866,805
	Comcast Corp. Class A	44,784,115	2,527,168
	McDonald's Corp.	16,838,583	1,989,310
	CVS Health Corp.	20,301,420	1,984,870
	Wal-Mart Stores Inc.	26,454,106	1,621,637
	Starbucks Corp.	25,866,651	1,552,775
	Costco Wholesale Corp.	8,020,055	1,295,239
	Lowe's Cos. Inc.	16,969,243	1,290,341
	Walgreens Boots Alliance Inc.	14,970,245	1,274,791
*	Priceline Group Inc.	912,678	1,163,619
	Time Warner Cable Inc.	5,188,549	962,943
	Time Warner Inc.	13,924,268	900,482
*	Netflix Inc.	7,444,052	851,451
	TJX Cos. Inc.	11,747,138	832,990
	McKesson Corp.	4,218,758	832,066
	Target Corp.	11,293,004	819,985
	Twenty-First Century Fox Inc. Class A	29,256,384	794,603
	Delta Air Lines Inc.	14,428,207	731,366
	Kroger Co.	16,943,388	708,742
	Yum! Brands Inc.	7,905,295	577,482
*	eBay Inc.	20,907,830	574,547
	Cardinal Health Inc.	6,029,168	538,224
	Southwest Airlines Co.	11,929,317	513,676
	American Airlines Group Inc.	11,565,030	489,779
*	O'Reilly Automotive Inc.	1,718,221	435,432
	L Brands Inc.	4,520,650	433,169
*	AutoZone Inc.	558,862	414,625
	Carnival Corp.	7,558,051	411,763
	Ross Stores Inc.	7,477,112	402,343
*	United Continental Holdings Inc.	7,002,326	401,233
	Sysco Corp.	9,370,317	384,183
	AmerisourceBergen Corp. Class A	3,621,555	375,591
	Dollar General Corp.	5,123,622	368,235
	CBS Corp. Class B	7,767,569	366,086
	Omnicom Group Inc.	4,424,308	334,743
	Royal Caribbean Cruises Ltd.	3,219,478	325,843
	Las Vegas Sands Corp.	7,312,983	320,601
*	Dollar Tree Inc.	4,086,172	315,534
	Nielsen Holdings plc	6,047,652	281,821
*	Chipotle Mexican Grill Inc. Class A	571,735	274,347
	Expedia Inc.	2,133,231	265,161
	Viacom Inc. Class B	6,225,579	256,245
*,^	Charter Communications Inc. Class A	1,331,957	243,881
*	DISH Network Corp. Class A	3,907,584	223,436
*	Liberty Interactive Corp. QVC Group Class A	8,108,261	221,518
	Starwood Hotels & Resorts Worldwide Inc.	3,095,463	214,454
	Hilton Worldwide Holdings Inc.	9,947,654	212,880
	Whole Foods Market Inc.	6,286,158	210,586
	Tractor Supply Co.	2,459,083	210,252
	Marriott International Inc. Class A	3,120,620	209,206
*	Ulta Salon Cosmetics & Fragrance Inc.	1,111,290	205,589

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Macy's Inc.	5,764,318	201,636
*	CarMax Inc.	3,713,703	200,429
	Advance Auto Parts Inc.	1,275,543	191,982
*	MGM Resorts International	8,260,777	187,685
	Alaska Air Group Inc.	2,316,268	186,483
	Signet Jewelers Ltd.	1,458,833	180,443
*	TripAdvisor Inc.	2,045,878	174,411
	Interpublic Group of Cos. Inc.	7,395,519	172,168
*	Norwegian Cruise Line Holdings Ltd.	2,910,904	170,579
	Kohl's Corp.	3,551,310	169,149
	H&R Block Inc.	5,055,486	168,398
	Foot Locker Inc.	2,547,252	165,801
	Best Buy Co. Inc.	5,365,045	163,366
*	Sirius XM Holdings Inc.	38,404,725	156,307
	Wyndham Worldwide Corp.	2,126,612	154,498
	Tiffany & Co.	1,994,642	152,171
*	Rite Aid Corp.	19,171,449	150,304
*	IHS Inc. Class A	1,243,303	147,244
*	Bed Bath & Beyond Inc.	2,905,859	140,208
	Aramark	4,153,096	133,937
	Darden Restaurants Inc.	2,098,333	133,538
*	Liberty Media Corp.	3,438,982	130,956
*	JetBlue Airways Corp.	5,761,582	130,500
	Nordstrom Inc.	2,587,180	128,867
	Cablevision Systems Corp. Class A	3,868,448	123,403
*	Discovery Communications Inc.	4,804,425	121,168
	News Corp. Class A	8,732,731	116,669
	FactSet Research Systems Inc.	714,979	116,234
	Staples Inc.	11,791,679	111,667
	Domino's Pizza Inc.	992,705	110,438
	TEGNA Inc.	4,075,100	103,997
	Wynn Resorts Ltd.	1,496,394	103,535
	Gap Inc.	4,129,044	101,987
*	Hertz Global Holdings Inc.	6,926,163	98,559
*	ServiceMaster Global Holdings Inc.	2,443,090	95,867
	KAR Auction Services Inc.	2,541,628	94,116
	Service Corp. International	3,443,435	89,598
	Williams-Sonoma Inc.	1,490,276	87,047
*	Panera Bread Co. Class A	438,771	85,464
*	AutoNation Inc.	1,426,559	85,108
	Casey's General Stores Inc.	704,094	84,808
	Vail Resorts Inc.	657,913	84,206
*	AMC Networks Inc. Class A	1,106,998	82,671
*	Sally Beauty Holdings Inc.	2,830,851	78,952
*,^	Copart Inc.	2,058,726	78,252
*	VCA Inc.	1,394,547	76,700
	Scripps Networks Interactive Inc. Class A	1,367,563	75,503
	Six Flags Entertainment Corp.	1,362,215	74,840
	Dunkin' Brands Group Inc.	1,717,957	73,168
*	Discovery Communications Inc. Class A	2,693,157	71,853
*	Sprouts Farmers Market Inc.	2,613,807	69,501
	Dun & Bradstreet Corp.	654,104	67,981
*	Avis Budget Group Inc.	1,823,283	66,167
*	Liberty Media Corp. Class A	1,662,441	65,251
*	Live Nation Entertainment Inc.	2,560,169	62,903
	Cinemark Holdings Inc.	1,878,899	62,812
	Sabre Corp.	2,177,388	60,902
*	Madison Square Garden Co. Class A	373,590	60,447
*	Burlington Stores Inc.	1,387,187	59,510
	Dick's Sporting Goods Inc.	1,642,137	58,050
^	Lions Gate Entertainment Corp.	1,755,077	56,847
*	Office Depot Inc.	10,027,091	56,553
*	Restoration Hardware Holdings Inc.	697,449	55,412
*	Buffalo Wild Wings Inc.	347,078	55,411

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*,^	SolarCity Corp.	1,071,388	54,662
^	Cracker Barrel Old Country Store Inc.	430,379	54,585
^	GameStop Corp. Class A	1,928,067	54,063
*	Starz	1,580,969	52,962
	Brinker International Inc.	1,095,603	52,534
*	Spirit Airlines Inc.	1,312,572	52,306
*	Houghton Mifflin Harcourt Co.	2,391,907	52,096
	Jack in the Box Inc.	670,466	51,431
*	Bright Horizons Family Solutions Inc.	769,105	51,376
	CST Brands Inc.	1,293,917	50,644
*	Pandora Media Inc.	3,702,919	49,656
	American Eagle Outfitters Inc.	3,189,492	49,437
*	Murphy USA Inc.	813,339	49,402
	Tribune Media Co. Class A	1,453,225	49,134
	GNC Holdings Inc. Class A	1,538,416	47,722
	Rollins Inc.	1,820,260	47,145
	Wendy's Co.	4,256,744	45,845
*	Beacon Roofing Supply Inc.	1,063,950	43,813
	Chemed Corp.	290,561	43,526
	Lithia Motors Inc. Class A	407,442	43,462
	AMERCO	110,638	43,093
	John Wiley & Sons Inc. Class A	944,630	42,537
*	Cabela's Inc.	887,947	41,494
	Allegiant Travel Co. Class A	246,090	41,301
	Texas Roadhouse Inc. Class A	1,127,948	40,347
	Graham Holdings Co. Class B	82,906	40,207
	Sinclair Broadcast Group Inc. Class A	1,233,497	40,138
	Cable One Inc.	91,501	39,680
*	Urban Outfitters Inc.	1,685,571	38,347
	Cheesecake Factory Inc.	790,149	36,434
	Bloomin' Brands Inc.	2,149,528	36,306
	Monro Muffler Brake Inc.	547,806	36,276
	Big Lots Inc.	933,892	35,992
	Churchill Downs Inc.	247,592	35,032
*,^	JC Penney Co. Inc.	5,255,408	35,001
*	Yelp Inc. Class A	1,197,810	34,497
	Gannett Co. Inc.	2,093,294	34,100
	Abercrombie & Fitch Co.	1,260,481	34,033
*	United Natural Foods Inc.	864,252	34,017
*	Grand Canyon Education Inc.	837,830	33,614
*	DreamWorks Animation SKG Inc. Class A	1,271,703	32,772
*	SUPERVALU Inc.	4,823,871	32,706
	Core-Mark Holding Co. Inc.	395,934	32,443
*	Hawaiian Holdings Inc.	912,642	32,244
*	Pinnacle Entertainment Inc.	1,031,985	32,115
	DSW Inc. Class A	1,344,150	32,071
	New York Times Co. Class A	2,375,572	31,880
*	Ascena Retail Group Inc.	3,221,266	31,729
	Choice Hotels International Inc.	627,594	31,637
	Penske Automotive Group Inc.	741,574	31,398
	Nexstar Broadcasting Group Inc. Class A	529,717	31,094
*	WebMD Health Corp.	640,297	30,926
	Matthews International Corp. Class A	568,071	30,363
	Hillenbrand Inc.	1,020,672	30,243
*	Five Below Inc.	936,500	30,062
	Dolby Laboratories Inc. Class A	889,359	29,927
	Papa John's International Inc.	533,836	29,825
*	Stamps.com Inc.	271,658	29,776
*	Asbury Automotive Group Inc.	440,187	29,686
	PriceSmart Inc.	355,114	29,471
	Aaron's Inc.	1,316,032	29,466
	Group 1 Automotive Inc.	387,960	29,369
*	Michaels Cos. Inc.	1,325,237	29,301
	Meredith Corp.	674,205	29,159

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	HSN Inc.	573,224	29,045
	Sotheby's	1,112,183	28,650
	Sonic Corp.	880,481	28,448
*	Acxiom Corp.	1,341,868	28,072
	Time Inc.	1,776,309	27,835
*	Boyd Gaming Corp.	1,393,204	27,683
	Morningstar Inc.	342,868	27,570
	DeVry Education Group Inc.	1,085,214	27,467
*	Hyatt Hotels Corp. Class A	581,431	27,339
^	Regal Entertainment Group Class A	1,419,269	26,782
	Chico's FAS Inc.	2,501,938	26,696
	Dillard's Inc. Class A	400,820	26,338
*	Shutterfly Inc.	589,763	26,280
*	Media General Inc.	1,627,165	26,279
*,^	GrubHub Inc.	1,079,460	26,123
*	Diplomat Pharmacy Inc.	759,393	25,986
*,^	Groupon Inc. Class A	8,346,095	25,623
	DineEquity Inc.	299,405	25,351
*	Express Inc.	1,461,835	25,260
*	Dave & Buster's Entertainment Inc.	602,895	25,165
*	comScore Inc.	607,442	24,996
	SeaWorld Entertainment Inc.	1,245,115	24,516
*	Popeyes Louisiana Kitchen Inc.	405,715	23,734
*	Genesco Inc.	411,435	23,382
*	MSG Networks Inc.	1,118,335	23,261
*	La Quinta Holdings Inc.	1,630,273	22,188
	Marriott Vacations Worldwide Corp.	372,098	21,191
	Extended Stay America Inc.	1,319,759	20,984
*	Penn National Gaming Inc.	1,281,690	20,533
*,^	Diamond Resorts International Inc.	801,134	20,437
	Guess? Inc.	1,072,896	20,256
	ClubCorp Holdings Inc.	1,103,136	20,154
	Children's Place Inc.	362,271	19,997
	Caleres Inc.	742,620	19,917
	EW Scripps Co. Class A	1,036,248	19,689
*	Four Corners Property Trust Inc.	790,307	19,094
	MDC Partners Inc. Class A	870,531	18,908
*	Fresh Market Inc.	789,618	18,493
*	Gray Television Inc.	1,125,967	18,353
*	Vitamin Shoppe Inc.	537,492	17,576
*	Krispy Kreme Doughnuts Inc.	1,142,439	17,217
	Cato Corp. Class A	461,622	16,997
*	Pep Boys-Manny Moe & Jack	920,952	16,955
*	Constant Contact Inc.	577,886	16,897
	Scholastic Corp.	430,786	16,611
	SkyWest Inc.	867,321	16,496
	National CineMedia Inc.	1,034,070	16,245
	International Speedway Corp. Class A	481,639	16,241
*	Fiesta Restaurant Group Inc.	482,800	16,222
^	Buckle Inc.	525,887	16,187
*,^	Mattress Firm Holding Corp.	355,356	15,860
*	Red Robin Gourmet Burgers Inc.	250,945	15,493
	New Media Investment Group Inc.	792,690	15,426
*	BJ's Restaurants Inc.	351,845	15,295
	Finish Line Inc. Class A	845,064	15,279
	Bob Evans Farms Inc.	390,830	15,184
*	Belmond Ltd. Class A	1,590,202	15,107
*	Rush Enterprises Inc. Class A	676,346	14,805
*	Denny's Corp.	1,501,625	14,761
	SpartanNash Co.	650,445	14,076
*	Bankrate Inc.	1,045,421	13,904
	Rent-A-Center Inc.	903,863	13,531
	Sonic Automotive Inc. Class A	586,768	13,355
*	Hibbett Sports Inc.	440,173	13,311

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Francesca's Holdings Corp.	751,132	13,077
*	Caesars Acquisition Co. Class A	1,882,153	12,817
	Men's Wearhouse Inc.	872,305	12,805
*	Apollo Education Group Inc.	1,630,964	12,509
*,^	Weight Watchers International Inc.	523,224	11,929
*,^	Conn's Inc.	494,934	11,616
*,^	Virgin America Inc.	318,317	11,463
	Interval Leisure Group Inc.	715,694	11,172
*	Strayer Education Inc.	183,426	11,028
	Ingles Markets Inc. Class A	246,180	10,852
*	Providence Service Corp.	229,033	10,746
	Fred's Inc. Class A	646,551	10,584
*	Tile Shop Holdings Inc.	614,875	10,084
	Barnes & Noble Inc.	1,154,605	10,057
^	World Wrestling Entertainment Inc. Class A	555,022	9,902
*,^	Zoe's Kitchen Inc.	345,619	9,670
*	Smart & Final Stores Inc.	527,161	9,600
	Ruth's Hospitality Group Inc.	598,086	9,522
*	SP Plus Corp.	398,323	9,520
	Weis Markets Inc.	214,573	9,506
*	Carmike Cinemas Inc.	413,728	9,491
*	Regis Corp.	662,148	9,369
*,^	TrueCar Inc.	972,813	9,281
*,^	Etsy Inc.	1,113,853	9,200
	AMC Entertainment Holdings Inc.	382,444	9,179
	Capella Education Co.	198,166	9,159
*	Chuy's Holdings Inc.	289,515	9,073
*	Rubicon Project Inc.	546,753	8,994
*	FTD Cos. Inc.	342,200	8,955
*,^	Quotient Technology Inc.	1,310,505	8,938
*,^	Scientific Games Corp. Class A	948,640	8,509
*	Performance Food Group Co.	365,632	8,461
*	MarineMax Inc.	458,548	8,446
*,^	Caesars Entertainment Corp.	1,055,446	8,327
	Entravision Communications Corp. Class A	1,079,873	8,326
*	RetailMeNot Inc.	824,172	8,176
*,^	Sears Holdings Corp.	397,331	8,169
*,^	Lands' End Inc.	346,701	8,127
*	Global Eagle Entertainment Inc.	819,922	8,093
*,^	Chegg Inc.	1,200,723	8,081
*,^	Lumber Liquidators Holdings Inc.	465,200	8,076
	Pier 1 Imports Inc.	1,555,636	7,918
*	Blue Nile Inc.	211,426	7,850
*	Lindblad Expeditions Holdings Inc.	701,800	7,797
	Carriage Services Inc. Class A	310,852	7,492
*	Angie's List Inc.	799,487	7,475
	Haverty Furniture Cos. Inc.	339,726	7,284
	Twenty-First Century Fox Inc.	264,459	7,201
*	Carrols Restaurant Group Inc.	586,984	6,891
*	American Public Education Inc.	363,048	6,756
*	XO Group Inc.	418,700	6,724
*	Biglari Holdings Inc.	20,452	6,664
*	Del Frisco's Restaurant Group Inc.	414,753	6,644
*	J Alexander's Holdings Inc.	603,199	6,587
*	Party City Holdco Inc.	505,683	6,528
	Journal Media Group Inc.	540,261	6,494
*	Barnes & Noble Education Inc.	649,286	6,460
	Shoe Carnival Inc.	271,103	6,290
*	Chefs' Warehouse Inc.	370,246	6,176
*	Isle of Capri Casinos Inc.	440,472	6,136
*	Zumiez Inc.	392,083	5,928
	Marcus Corp.	311,052	5,901
	PetMed Express Inc.	336,217	5,763

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Citi Trends Inc.	268,452	5,705
*	Ruby Tuesday Inc.	1,027,649	5,662
*	Sportsman's Warehouse Holdings Inc.	431,762	5,570
	News Corp. Class B	374,454	5,227
*	Eldorado Resorts Inc.	471,674	5,188
*	Tuesday Morning Corp.	795,858	5,173
^	Stage Stores Inc.	546,184	4,976
*	Avid Technology Inc.	681,928	4,971
^	Natural Health Trends Corp.	144,942	4,860
*	K12 Inc.	549,934	4,839
*,^	El Pollo Loco Holdings Inc.	381,396	4,817
*	Townsquare Media Inc. Class A	400,835	4,794
*,^	Habit Restaurants Inc. Class A	199,883	4,609
	Speedway Motorsports Inc.	219,771	4,554
*,^	Planet Fitness Inc. Class A	290,732	4,544
*,^	Clean Energy Fuels Corp.	1,261,153	4,540
	Village Super Market Inc. Class A	169,481	4,466
*	Autobytel Inc.	192,349	4,339
	Tribune Publishing Co.	468,895	4,323
*,^	Shake Shack Inc. Class A	107,205	4,245
*	Entercom Communications Corp. Class A	375,390	4,216
*	Potbelly Corp.	355,650	4,165
	Winmark Corp.	44,738	4,161
*	Career Education Corp.	1,115,784	4,050
*,^	TubeMogul Inc.	297,026	4,040
	CSS Industries Inc.	139,794	3,967
	Kirkland's Inc.	273,465	3,965
*	Daily Journal Corp.	19,399	3,919
*	Monarch Casino & Resort Inc.	171,291	3,892
*	Clear Channel Outdoor Holdings Inc. Class A	680,697	3,805
*	Destination XL Group Inc.	687,306	3,794
*	Ascent Capital Group Inc. Class A	223,581	3,738
*	America's Car-Mart Inc.	139,832	3,732
*	1-800-Flowers.com Inc. Class A	505,922	3,683
	Stein Mart Inc.	544,971	3,668
*	Republic Airways Holdings Inc.	913,533	3,590
*	Natural Grocers by Vitamin Cottage Inc.	167,179	3,405
*	Titan Machinery Inc.	310,341	3,392
*	Reading International Inc. Class A	257,620	3,377
*	Overstock.com Inc.	274,766	3,374
	Big 5 Sporting Goods Corp.	329,666	3,293
*,^	Trupanion Inc.	333,826	3,258
*	Build-A-Bear Workshop Inc.	251,847	3,083
	Harte-Hanks Inc.	914,956	2,964
*,^	Boot Barn Holdings Inc.	237,746	2,922
	Liberty Tax Inc.	121,848	2,904
*,^	Wingstop Inc.	126,131	2,877
*	Century Casinos Inc.	368,214	2,865
*	Ollie's Bargain Outlet Holdings Inc.	165,064	2,808
*	Liquidity Services Inc.	428,471	2,785
*	Bravo Brio Restaurant Group Inc.	306,073	2,755
	Saga Communications Inc. Class A	70,337	2,704
	Nathan's Famous Inc.	50,301	2,594
*,^	Container Store Group Inc.	306,721	2,515
*	Intrawest Resorts Holdings Inc.	312,628	2,445
*	RCI Hospitality Holdings Inc.	238,848	2,386
*	Kona Grill Inc.	149,304	2,368
*,^	Bojangles' Inc.	148,014	2,349
*	QuinStreet Inc.	543,218	2,330
*	TechTarget Inc.	283,276	2,275
*	Bridgepoint Education Inc.	294,656	2,242
*	West Marine Inc.	262,221	2,226

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Destination Maternity Corp.	246,070	2,146
	Marchex Inc. Class B	550,813	2,143
*,^	Papa Murphy's Holdings Inc.	189,982	2,139
*,^	Noodles & Co. Class A	207,783	2,013
*	Everyday Health Inc.	313,070	1,885
*	Red Lion Hotels Corp.	266,079	1,865
*	Sears Hometown and Outlet Stores Inc.	224,008	1,792
*	PCM Inc.	177,713	1,765
	Collectors Universe Inc.	113,601	1,761
*	Gaiam Inc. Class A	281,679	1,758
	Liberator Medical Holdings Inc.	519,440	1,735
*	Tilly's Inc. Class A	249,034	1,651
	A H Belo Corp. Class A	324,764	1,624
*	Golden Entertainment Inc.	158,464	1,621
*	RealNetworks Inc.	372,913	1,585
*	Sizmek Inc.	429,148	1,566
*,^	Gordmans Stores Inc.	477,553	1,504
*	Morgans Hotel Group Co.	443,336	1,494
*	Care.com Inc.	202,548	1,450
*,^	ITT Educational Services Inc.	384,143	1,433
*	Spark Networks Inc.	371,772	1,431
*	Lee Enterprises Inc.	846,548	1,422
*	Luby's Inc.	299,531	1,339
*,^	Fogo De Chao Inc.	87,957	1,333
*	Travelzoo Inc.	157,028	1,314
*	EVINE Live Inc.	730,135	1,300
*	McClatchy Co. Class A	1,026,888	1,243
*	Cambium Learning Group Inc.	244,281	1,185
	Wayside Technology Group Inc.	60,780	1,115
*	Christopher & Banks Corp.	655,885	1,082
*,^	Empire Resorts Inc.	54,664	984
*	New York & Co. Inc.	425,060	973
*,^	Digital Turbine Inc.	699,068	930
*	Radio One Inc.	538,531	926
*	Cumulus Media Inc. Class A	2,759,359	911
*,^	Rave Restaurant Group Inc.	139,116	889
*,^	hhgregg Inc.	239,391	876
*	Demand Media Inc.	155,814	857
	Salem Media Group Inc. Class A	161,980	807
*	Good Times Restaurants Inc.	160,052	768
*	YuMe Inc.	218,763	768
	TheStreet Inc.	477,535	716
*	Famous Dave's of America Inc.	102,790	713
	Peak Resorts Inc.	115,009	691
*,^	YOU On Demand Holdings Inc.	325,761	616
*	Ignite Restaurant Group Inc.	132,916	558
*,^	Remark Media Inc.	105,624	547
^	Bon-Ton Stores Inc.	260,323	547
*	CafePress Inc.	132,674	509
	Town Sports International Holdings Inc.	423,943	504
*	Gaming Partners International Corp.	42,177	375
	National American University Holdings Inc.	175,287	366
*,^	Profire Energy Inc.	365,619	362
*,^	Aeropostale Inc.	1,268,354	355
*	Diversified Restaurant Holdings Inc.	148,684	335
*	Dover Downs Gaming & Entertainment Inc.	339,612	330
	Ark Restaurants Corp.	14,102	326
	bebe stores inc	566,914	320
*,^	ReachLocal Inc.	193,721	320
*	Emmis Communications Corp. Class A	479,209	307
*	MaxPoint Interactive Inc.	172,345	295
*	Insignia Systems Inc.	95,048	278

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Full House Resorts Inc.	160,784	268
*,^	Live Ventures Inc.	171,799	251
*,^	Cosi Inc.	542,509	239
*,^	Fairway Group Holdings Corp.	340,880	225
*,^	Pacific Sunwear of California Inc.	804,550	194
	Educational Development Corp.	17,310	192
*,^	SFX Entertainment Inc.	960,564	183
*	Spanish Broadcasting System Inc.	51,140	166
	Value Line Inc.	9,438	127
*	Nevada Gold & Casinos Inc.	53,790	122
	Flanigan's Enterprises Inc.	5,074	111
*	Interpace Diagnostics Group Inc.	177,317	88
	Beasley Broadcast Group Inc. Class A	22,997	83
*,^	Viggle Inc.	203,922	73
*	NTN Buzztime Inc.	354,386	57
*	Trans World Entertainment Corp.	15,785	56
*	Perfumania Holdings Inc.	23,034	56
*	Speed Commerce Inc.	811,944	49
	Canterbury Park Holding Corp.	4,200	43
*,^	Net Element Inc.	174,274	33
	Haverty Furniture Cos. Inc. Class A	1,375	29
*	SPAR Group Inc.	19,446	19
*	Premier Exhibitions Inc.	10,767	7
*	Universal Travel Group	42,843	7
*	ONE Group Hospitality Inc.	300	1
			55,577,588
Financials (19.3%)
	Wells Fargo & Co.	84,407,813	4,588,409
*	Berkshire Hathaway Inc. Class B	33,807,482	4,463,940
	JPMorgan Chase & Co.	67,562,732	4,461,167
	Bank of America Corp.	190,988,325	3,214,334
	Visa Inc. Class A	35,691,364	2,767,865
	Citigroup Inc.	51,916,315	2,686,669
	MasterCard Inc. Class A	18,163,115	1,768,361
	American International Group Inc.	21,554,653	1,335,742
	US Bancorp	30,629,004	1,306,940
	Goldman Sachs Group Inc.	7,038,847	1,268,611
	Simon Property Group Inc.	5,678,931	1,104,211
	American Express Co.	15,344,266	1,067,194
	PNC Financial Services Group Inc.	9,327,346	888,989
	Morgan Stanley	26,624,644	846,930
	MetLife Inc.	16,319,273	786,752
	Bank of New York Mellon Corp.	19,048,505	785,179
	American Tower Corporation	7,775,241	753,810
	Charles Schwab Corp.	21,730,113	715,573
	Capital One Financial Corp.	9,750,033	703,757
	Prudential Financial Inc.	8,237,407	670,607
	Public Storage	2,699,851	668,753
	BlackRock Inc.	1,955,921	666,030
	ACE Ltd.	5,649,267	660,117
	Travelers Cos. Inc.	5,636,865	636,177
	Intercontinental Exchange Inc.	2,171,788	556,542
	Chubb Corp.	4,173,676	553,596
	Equity Residential	6,677,475	544,815
	BB&T Corp.	14,350,224	542,582
	CME Group Inc.	5,876,227	532,386
	Marsh & McLennan Cos. Inc.	9,592,538	531,906
	Crown Castle International Corp.	6,122,659	529,304
	McGraw Hill Financial Inc.	4,949,567	487,928
	Aon plc	5,063,107	466,869
	State Street Corp.	7,028,878	466,436

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Synchrony Financial	15,271,249	464,399
	AvalonBay Communities Inc.	2,507,652	461,734
	Allstate Corp.	7,102,609	441,001
	Welltower Inc.	6,479,963	440,832
	Aflac Inc.	7,060,815	422,943
	Discover Financial Services	7,823,712	419,507
	Prologis Inc.	9,603,324	412,175
	SunTrust Banks Inc.	9,362,972	401,110
	Boston Properties Inc.	2,814,623	358,977
	Ventas Inc.	6,095,026	343,942
	Ameriprise Financial Inc.	3,218,587	342,522
	Equinix Inc.	1,128,474	341,251
	Hartford Financial Services Group Inc.	7,504,605	326,150
	HCP Inc.	8,509,350	325,398
	Progressive Corp.	10,170,495	323,422
	M&T Bank Corp.	2,640,138	319,932
	T. Rowe Price Group Inc.	4,391,615	313,957
	Vornado Realty Trust	3,107,420	310,618
	Moody's Corp.	3,074,585	308,504
	Fifth Third Bancorp	14,567,569	292,808
	Northern Trust Corp.	4,018,936	289,725
	Essex Property Trust Inc.	1,206,030	288,736
	Weyerhaeuser Co.	9,366,028	280,794
	General Growth Properties Inc.	9,697,301	263,864
	Invesco Ltd.	7,756,414	259,685
	Citizens Financial Group Inc.	9,663,091	253,076
	Franklin Resources Inc.	6,739,244	248,139
	Principal Financial Group Inc.	5,370,649	241,572
	Equifax Inc.	2,163,684	240,969
	Realty Income Corp.	4,555,343	235,192
	Macerich Co.	2,898,245	233,859
	Regions Financial Corp.	23,930,162	229,730
	Lincoln National Corp.	4,538,453	228,103
*	Markel Corp.	241,991	213,763
	XL Group plc Class A	5,428,455	212,687
	Host Hotels & Resorts Inc.	13,848,233	212,432
	Loews Corp.	5,456,617	209,534
	SL Green Realty Corp.	1,821,309	205,771
	Digital Realty Trust Inc.	2,674,555	202,250
	KeyCorp	15,303,016	201,847
	Kimco Realty Corp.	7,158,715	189,420
	Extra Space Storage Inc.	2,135,944	188,412
	Federal Realty Investment Trust	1,264,518	184,746
*	CBRE Group Inc. Class A	5,187,136	179,371
	UDR Inc.	4,763,687	178,972
	First Republic Bank	2,654,307	175,344
*	Berkshire Hathaway Inc. Class A	863	170,701
	Cincinnati Financial Corp.	2,819,235	166,814
	FNF Group	4,808,563	166,713
	Western Union Co.	9,214,336	165,029
	Annaly Capital Management Inc.	17,207,649	161,408
	Huntington Bancshares Inc.	14,593,506	161,404
*	E*TRADE Financial Corp.	5,356,600	158,770
*	Affiliated Managers Group Inc.	990,418	158,229
	TD Ameritrade Holding Corp.	4,447,234	154,363
	Plum Creek Timber Co. Inc.	3,181,368	151,815
	Voya Financial Inc.	4,061,691	149,917
	Unum Group	4,447,275	148,050
*	Arch Capital Group Ltd.	2,116,904	147,654
*	Ally Financial Inc.	7,871,203	146,719
	CIT Group Inc.	3,678,621	146,041
	Willis Group Holdings plc	2,963,830	143,953

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	SEI Investments Co.	2,703,471	141,662
	New York Community Bancorp Inc.	8,407,049	137,203
	Raymond James Financial Inc.	2,350,799	136,276
	Comerica Inc.	3,242,703	135,642
*	Signature Bank	874,396	134,106
	Duke Realty Corp.	6,257,907	131,541
	Jones Lang LaSalle Inc.	818,024	130,769
*	Alleghany Corp.	273,210	130,575
	VEREIT Inc.	16,438,100	130,190
	MSCI Inc. Class A	1,750,826	126,287
	Arthur J Gallagher & Co.	3,068,774	125,636
	Mid-America Apartment Communities Inc.	1,369,728	124,385
	Torchmark Corp.	2,166,173	123,818
	Nasdaq Inc.	2,124,232	123,567
	Camden Property Trust	1,569,378	120,465
	Alexandria Real Estate Equities Inc.	1,314,401	118,769
	Omega Healthcare Investors Inc.	3,390,467	118,599
	Regency Centers Corp.	1,703,021	116,010
	Apartment Investment & Management Co.	2,830,882	113,320
*	SVB Financial Group	945,386	112,406
	PartnerRe Ltd.	790,662	110,487
	Everest Re Group Ltd.	599,507	109,764
*	Liberty Ventures Class A	2,428,398	109,545
	East West Bancorp Inc.	2,630,643	109,330
	American Capital Agency Corp.	6,283,735	108,960
	Lazard Ltd. Class A	2,374,198	106,863
	Kilroy Realty Corp.	1,679,761	106,295
	WP Carey Inc.	1,746,220	103,027
	Reinsurance Group of America Inc. Class A	1,199,484	102,616
	Zions Bancorporation	3,734,777	101,959
*	Realogy Holdings Corp.	2,668,918	97,869
	National Retail Properties Inc.	2,441,421	97,779
	Equity LifeStyle Properties Inc.	1,458,280	97,224
	CBOE Holdings Inc.	1,495,231	97,040
	Axis Capital Holdings Ltd.	1,721,972	96,809
	Assurant Inc.	1,192,040	96,007
*	Forest City Enterprises Inc. Class A	4,313,147	94,587
	Iron Mountain Inc.	3,466,104	93,619
	DDR Corp.	5,517,375	92,913
	WR Berkley Corp.	1,693,962	92,744
	RenaissanceRe Holdings Ltd.	815,653	92,324
	CubeSmart	3,001,374	91,902
	American Financial Group Inc.	1,256,372	90,559
	Brixmor Property Group Inc.	3,481,622	89,895
	Lamar Advertising Co. Class A	1,495,323	89,689
	People's United Financial Inc.	5,541,705	89,499
	BioMed Realty Trust Inc.	3,729,096	88,342
	StanCorp Financial Group Inc.	775,695	88,336
	PacWest Bancorp	2,005,143	86,422
	American Campus Communities Inc.	2,032,074	84,006
	Starwood Property Trust Inc.	4,077,418	83,832
	Liberty Property Trust	2,691,301	83,565
	Taubman Centers Inc.	1,042,541	79,984
	Douglas Emmett Inc.	2,534,116	79,014
	Old Republic International Corp.	4,213,872	78,504
	Legg Mason Inc.	1,980,989	77,714
	Navient Corp.	6,679,125	76,476
	Spirit Realty Capital Inc.	7,541,421	75,565
	Highwoods Properties Inc.	1,708,607	74,495
	Investors Bancorp Inc.	5,988,007	74,491
	Synovus Financial Corp.	2,270,821	73,529
	Hospitality Properties Trust	2,766,278	72,338

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Howard Hughes Corp.	635,988	71,968
	Endurance Specialty Holdings Ltd.	1,123,662	71,903
	Sovran Self Storage Inc.	668,428	71,729
	MarketAxess Holdings Inc.	641,857	71,625
	Bank of the Ozarks Inc.	1,445,722	71,505
	First American Financial Corp.	1,965,556	70,563
	First Niagara Financial Group Inc.	6,456,357	70,051
	Assured Guaranty Ltd.	2,629,780	69,505
*	Liberty Broadband Corp.	1,336,109	69,291
	Weingarten Realty Investors	1,976,149	68,335
	Validus Holdings Ltd.	1,447,879	67,022
	Brown & Brown Inc.	2,075,537	66,625
	Commerce Bancshares Inc.	1,553,228	66,074
	CNO Financial Group Inc.	3,437,789	65,627
	Eaton Vance Corp.	2,007,732	65,111
*	Equity Commonwealth	2,333,859	64,718
	Hanover Insurance Group Inc.	782,398	63,640
	BankUnited Inc.	1,757,473	63,374
	Healthcare Trust of America Inc. Class A	2,347,137	63,302
	Senior Housing Properties Trust	4,250,640	63,080
	Retail Properties of America Inc.	4,254,557	62,840
	Umpqua Holdings Corp.	3,951,372	62,827
	Sun Communities Inc.	914,902	62,698
^	LPL Financial Holdings Inc.	1,469,530	62,675
	EPR Properties	1,057,409	61,806
	Cullen/Frost Bankers Inc.	1,024,487	61,469
	Webster Financial Corp.	1,644,378	61,154
	First Horizon National Corp.	4,190,960	60,853
^	Apple Hospitality REIT Inc.	3,009,824	60,106
	American Homes 4 Rent Class A	3,600,991	59,993
	Post Properties Inc.	1,007,205	59,586
*	Western Alliance Bancorp	1,660,212	59,535
	NorthStar Realty Finance Corp.	3,471,288	59,116
	White Mountains Insurance Group Ltd.	81,138	58,972
	Gramercy Property Trust	7,635,592	58,947
	DCT Industrial Trust Inc.	1,570,342	58,684
	Prosperity Bancshares Inc.	1,210,896	57,953
	Allied World Assurance Co. Holdings AG	1,558,057	57,944
*	LendingClub Corp.	5,176,452	57,200
	Corrections Corp. of America	2,122,576	56,227
	Tanger Factory Outlet Centers Inc.	1,717,704	56,169
	FirstMerit Corp.	2,983,730	55,647
	PrivateBancorp Inc.	1,352,027	55,460
	Paramount Group Inc.	3,051,852	55,239
	Outfront Media Inc.	2,499,228	54,558
*	MGIC Investment Corp.	6,172,238	54,501
	Healthcare Realty Trust Inc.	1,898,316	53,760
	Aspen Insurance Holdings Ltd.	1,104,963	53,370
	Popular Inc.	1,877,472	53,208
	Two Harbors Investment Corp.	6,543,829	53,005
	Columbia Property Trust Inc.	2,239,081	52,574
	LaSalle Hotel Properties	2,057,642	51,770
	New Residential Investment Corp.	4,201,966	51,096
	Piedmont Office Realty Trust Inc. Class A	2,704,712	51,065
	Associated Banc-Corp	2,708,342	50,781
	Radian Group Inc.	3,770,479	50,487
*,^	Zillow Group Inc.	2,146,891	50,409
*	Stifel Financial Corp.	1,188,073	50,327
	Rayonier Inc.	2,250,470	49,960
	Bank of Hawaii Corp.	794,086	49,948
	Chimera Investment Corp.	3,659,848	49,920
	RLJ Lodging Trust	2,302,058	49,794

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	AmTrust Financial Services Inc.	800,653	49,304
	Medical Properties Trust Inc.	4,282,836	49,295
	ProAssurance Corp.	1,006,289	48,835
	Federated Investors Inc. Class B	1,687,154	48,337
	Interactive Brokers Group Inc.	1,097,784	47,863
	First Industrial Realty Trust Inc.	2,135,878	47,267
	Sunstone Hotel Investors Inc.	3,772,793	47,122
	Gaming and Leisure Properties Inc.	1,673,646	46,527
	Hudson Pacific Properties Inc.	1,638,075	46,095
	Care Capital Properties Inc.	1,506,713	46,060
	RLI Corp.	728,080	44,959
	Symetra Financial Corp.	1,384,647	43,990
	United Bankshares Inc.	1,185,526	43,853
	Cathay General Bancorp	1,397,804	43,793
	MFA Financial Inc.	6,623,734	43,717
*	Blackhawk Network Holdings Inc.	983,041	43,460
	Fulton Financial Corp.	3,327,698	43,293
	Brandywine Realty Trust	3,161,752	43,190
	Home BancShares Inc.	1,064,105	43,118
	CyrusOne Inc.	1,131,429	42,372
	MB Financial Inc.	1,303,246	42,186
	Wintrust Financial Corp.	868,642	42,147
	FNB Corp.	3,157,534	42,122
	Blackstone Mortgage Trust Inc. Class A	1,569,024	41,987
	Primerica Inc.	887,951	41,938
	Erie Indemnity Co. Class A	438,369	41,926
	Urban Edge Properties	1,776,923	41,669
*	OneMain Holdings Inc. Class A	1,001,894	41,619
	Washington Federal Inc.	1,746,097	41,609
	Waddell & Reed Financial Inc. Class A	1,443,717	41,377
	Communications Sales & Leasing Inc.	2,207,642	41,261
	Ryman Hospitality Properties Inc.	798,953	41,258
*	Texas Capital Bancshares Inc.	832,548	41,145
	IBERIABANK Corp.	745,546	41,057
	GEO Group Inc.	1,412,184	40,826
	NorthStar Asset Management Group Inc.	3,362,748	40,824
	Kennedy-Wilson Holdings Inc.	1,689,949	40,694
	Acadia Realty Trust	1,209,235	40,086
	National Health Investors Inc.	655,949	39,928
	Valley National Bancorp	4,051,275	39,905
	Corporate Office Properties Trust	1,789,494	39,065
	TCF Financial Corp.	2,740,490	38,696
	Kite Realty Group Trust	1,476,098	38,275
	Equity One Inc.	1,405,962	38,172
	CBL & Associates Properties Inc.	3,071,332	37,992
	Education Realty Trust Inc.	997,518	37,786
*	Liberty TripAdvisor Holdings Inc. Class A	1,242,006	37,682
	Janus Capital Group Inc.	2,660,732	37,490
	BancorpSouth Inc.	1,556,640	37,344
	Cousins Properties Inc.	3,949,835	37,247
	DuPont Fabros Technology Inc.	1,170,751	37,218
	Colony Capital Inc. Class A	1,890,426	36,826
	Pebblebrook Hotel Trust	1,301,839	36,478
	American Equity Investment Life Holding Co.	1,515,182	36,410
	Hancock Holding Co.	1,439,756	36,239
	WP Glimcher Inc.	3,361,761	35,668
	Sterling Bancorp	2,172,249	35,234
	UMB Financial Corp.	753,370	35,069
	Retail Opportunity Investments Corp.	1,955,410	35,002
	DiamondRock Hospitality Co.	3,616,283	34,897
	Glacier Bancorp Inc.	1,304,754	34,615
	First Financial Bankshares Inc.	1,131,550	34,139

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	First Citizens BancShares Inc. Class A	132,227	34,137
*	Genworth Financial Inc. Class A	9,129,259	34,052
	Evercore Partners Inc. Class A	627,763	33,943
	WisdomTree Investments Inc.	2,160,421	33,875
	PS Business Parks Inc.	381,900	33,390
	BGC Partners Inc. Class A	3,401,520	33,369
	Pinnacle Financial Partners Inc.	649,215	33,344
	Columbia Banking System Inc.	1,023,589	33,277
	New York REIT Inc.	2,884,148	33,168
	Mack-Cali Realty Corp.	1,419,063	33,135
*,^	Credit Acceptance Corp.	154,647	33,098
	Xenia Hotels & Resorts Inc.	2,142,762	32,849
	Selective Insurance Group Inc.	972,729	32,664
	Washington REIT	1,205,285	32,615
	Great Western Bancorp Inc.	1,091,903	31,687
	QTS Realty Trust Inc. Class A	698,376	31,504
	National Penn Bancshares Inc.	2,551,281	31,457
^	Financial Engines Inc.	932,709	31,404
*	PRA Group Inc.	887,509	30,788
*	Santander Consumer USA Holdings Inc.	1,942,090	30,782
	EastGroup Properties Inc.	552,836	30,743
	South State Corp.	422,606	30,407
	American Assets Trust Inc.	784,081	30,070
	CoreSite Realty Corp.	530,065	30,065
	Community Bank System Inc.	749,291	29,927
	Argo Group International Holdings Ltd.	497,661	29,780
	Monogram Residential Trust Inc.	3,038,734	29,658
	Capitol Federal Financial Inc.	2,352,567	29,548
	CVB Financial Corp.	1,743,418	29,499
	Old National Bancorp	2,129,781	28,880
	Alexander & Baldwin Inc.	812,514	28,690
	Physicians Realty Trust	1,699,247	28,649
	EverBank Financial Corp.	1,782,662	28,487
	LTC Properties Inc.	639,822	27,602
	Trustmark Corp.	1,197,795	27,597
*	Enstar Group Ltd.	183,177	27,484
*	Hilltop Holdings Inc.	1,427,189	27,431
	Kemper Corp.	727,405	27,096
	Chesapeake Lodging Trust	1,071,913	26,969
	Astoria Financial Corp.	1,696,872	26,895
	Invesco Mortgage Capital Inc.	2,159,472	26,756
*	Eagle Bancorp Inc.	529,901	26,744
	Lexington Realty Trust	3,324,680	26,597
	STORE Capital Corp.	1,142,388	26,503
	International Bancshares Corp.	1,030,645	26,488
	Pennsylvania REIT	1,175,540	25,709
	First Midwest Bancorp Inc.	1,371,741	25,281
^	Global Net Lease Inc.	3,163,710	25,151
	Simmons First National Corp. Class A	486,544	24,989
*	Liberty Broadband Corp. Class A	481,375	24,863
	Renasant Corp.	718,297	24,717
*	HRG Group Inc.	1,787,229	24,235
	Horace Mann Educators Corp.	729,212	24,195
	Artisan Partners Asset Management Inc. Class A	670,533	24,179
	BBCN Bancorp Inc.	1,402,229	24,146
	Ramco-Gershenson Properties Trust	1,440,769	23,931
	S&T Bancorp Inc.	766,088	23,611
	Sabra Health Care REIT Inc.	1,164,566	23,559
	Chemical Financial Corp.	686,005	23,509
	Select Income REIT	1,183,897	23,465
	Parkway Properties Inc.	1,490,688	23,299
*	FCB Financial Holdings Inc. Class A	648,838	23,222

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Mercury General Corp.	496,975	23,144
*,^	Zillow Group Inc. Class A	883,551	23,008
	Banner Corp.	494,322	22,670
	BOK Financial Corp.	374,993	22,421
	Hatteras Financial Corp.	1,690,199	22,226
	TFS Financial Corp.	1,177,068	22,164
	STAG Industrial Inc.	1,200,774	22,154
	Potlatch Corp.	732,507	22,151
*	SLM Corp.	3,388,804	22,095
	Westamerica Bancorporation	472,230	22,077
	NBT Bancorp Inc.	788,905	21,995
*	Essent Group Ltd.	1,003,565	21,968
	National General Holdings Corp.	986,409	21,563
*,^	St. Joe Co.	1,163,187	21,531
	Northwest Bancshares Inc.	1,607,352	21,522
	Independent Bank Corp.	460,996	21,446
	Empire State Realty Trust Inc.	1,172,196	21,182
	Talmer Bancorp Inc. Class A	1,143,703	20,712
	Provident Financial Services Inc.	1,021,621	20,586
*,^	BofI Holding Inc.	971,598	20,452
	Park National Corp.	225,414	20,395
*	Beneficial Bancorp Inc.	1,524,340	20,304
	PennyMac Mortgage Investment Trust	1,326,931	20,249
	CYS Investments Inc.	2,836,947	20,227
	Rexford Industrial Realty Inc.	1,229,149	20,109
	Union Bankshares Corp.	794,185	20,045
	BNC Bancorp	783,869	19,895
	HFF Inc. Class A	640,064	19,887
	Redwood Trust Inc.	1,505,430	19,872
	LegacyTexas Financial Group Inc.	781,767	19,560
	WesBanco Inc.	651,318	19,553
	Government Properties Income Trust	1,225,240	19,445
	First Financial Bancorp	1,050,577	18,984
	ServisFirst Bancshares Inc.	393,383	18,697
*	MBIA Inc.	2,876,974	18,643
	United Community Banks Inc.	949,540	18,507
*	iStar Inc.	1,526,614	17,907
*	Navigators Group Inc.	208,556	17,892
	Ameris Bancorp	526,354	17,891
	Apollo Commercial Real Estate Finance Inc.	1,035,716	17,845
	Virtus Investment Partners Inc.	151,860	17,837
	First Merchants Corp.	701,688	17,837
	Hersha Hospitality Trust Class A	816,225	17,761
	Summit Hotel Properties Inc.	1,471,930	17,590
*	First Cash Financial Services Inc.	468,088	17,521
^	Seritage Growth Properties Class A	435,524	17,517
	Franklin Street Properties Corp.	1,680,734	17,396
	Terreno Realty Corp.	765,536	17,316
	ARMOUR Residential REIT Inc.	788,742	17,163
	FelCor Lodging Trust Inc.	2,336,712	17,058
	AMERISAFE Inc.	325,810	16,584
	NRG Yield Inc.	1,112,519	16,421
	Inland Real Estate Corp.	1,543,585	16,393
*	Third Point Reinsurance Ltd.	1,215,752	16,303
	Boston Private Financial Holdings Inc.	1,414,360	16,039
	WSFS Financial Corp.	490,950	15,887
	Infinity Property & Casualty Corp.	193,111	15,880
*	FNFV Group	1,408,932	15,822
	Towne Bank	755,258	15,762
*	HealthEquity Inc.	618,548	15,507
	Investors Real Estate Trust	2,230,165	15,500
	Berkshire Hills Bancorp Inc.	526,767	15,334

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	National Bank Holdings Corp. Class A	714,297	15,265
	New Senior Investment Group Inc.	1,544,545	15,229
	Capital Bank Financial Corp.	471,736	15,086
	First Commonwealth Financial Corp.	1,660,161	15,058
	Lakeland Financial Corp.	322,561	15,038
	Cash America International Inc.	493,420	14,778
	Capstead Mortgage Corp.	1,690,254	14,773
	Wilshire Bancorp Inc.	1,276,478	14,743
	Starwood Waypoint Residential Trust	647,963	14,670
	Maiden Holdings Ltd.	983,228	14,660
	Employers Holdings Inc.	534,143	14,582
	Alexander's Inc.	37,594	14,440
	Tompkins Financial Corp.	255,689	14,359
	Tier REIT Inc.	964,914	14,232
	Greenhill & Co. Inc.	487,566	13,949
	Brookline Bancorp Inc.	1,210,183	13,917
	Northfield Bancorp Inc.	871,427	13,873
*	Walker & Dunlop Inc.	481,438	13,870
	Safety Insurance Group Inc.	244,721	13,797
	Chatham Lodging Trust	664,523	13,609
	Stewart Information Services Corp.	363,593	13,573
^	Universal Insurance Holdings Inc.	575,264	13,335
*	KCG Holdings Inc. Class A	1,081,622	13,315
	Hanmi Financial Corp.	560,242	13,289
	Cardinal Financial Corp.	580,539	13,207
	City Holding Co.	287,914	13,140
*	Green Dot Corp. Class A	795,882	13,068
	Nelnet Inc. Class A	386,475	12,974
	Meridian Bancorp Inc.	917,049	12,930
	State Bank Financial Corp.	609,473	12,817
	Agree Realty Corp.	374,719	12,737
*	Encore Capital Group Inc.	434,664	12,640
*	Black Knight Financial Services Inc. Class A	380,691	12,586
	CenterState Banks Inc.	798,736	12,500
*	Ocwen Financial Corp.	1,782,861	12,427
*	Pacific Premier Bancorp Inc.	582,678	12,382
	American Capital Mortgage Investment Corp.	885,471	12,361
	United Fire Group Inc.	321,720	12,325
	Universal Health Realty Income Trust	246,177	12,311
	InfraREIT Inc.	660,598	12,221
	Altisource Residential Corp.	981,321	12,178
*	LendingTree Inc.	135,951	12,138
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	640,771	12,123
*	Customers Bancorp Inc.	437,200	11,901
	Central Pacific Financial Corp.	535,959	11,802
	FBL Financial Group Inc. Class A	185,357	11,796
	First Potomac Realty Trust	1,028,979	11,730
	Heartland Financial USA Inc.	373,410	11,710
	Sandy Spring Bancorp Inc.	429,396	11,577
	Oritani Financial Corp.	697,676	11,512
	MainSource Financial Group Inc.	501,492	11,474
	Saul Centers Inc.	221,619	11,362
	RE/MAX Holdings Inc. Class A	303,045	11,304
	United Financial Bancorp Inc.	877,161	11,298
*	Piper Jaffray Cos.	276,583	11,174
	Diamond Hill Investment Group Inc.	58,828	11,118
	First Interstate BancSystem Inc. Class A	378,751	11,010
	Heritage Commerce Corp.	902,835	10,798
	Cohen & Steers Inc.	351,801	10,723
	American Residential Properties Inc.	564,193	10,663
	Yadkin Financial Corp.	421,795	10,617
	Flushing Financial Corp.	488,489	10,571

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Opus Bank	282,742	10,453
	Ashford Hospitality Trust Inc.	1,644,892	10,379
*,^	Nationstar Mortgage Holdings Inc.	775,676	10,371
	Community Trust Bancorp Inc.	291,171	10,179
^	New York Mortgage Trust Inc.	1,898,075	10,117
*	Greenlight Capital Re Ltd. Class A	537,893	10,064
	Southside Bancshares Inc.	417,110	10,019
	Urstadt Biddle Properties Inc. Class A	520,127	10,007
	Monmouth Real Estate Investment Corp.	956,491	10,005
	Virtu Financial Inc. Class A	441,536	9,996
	TriCo Bancshares	363,998	9,988
	TrustCo Bank Corp. NY	1,626,538	9,987
	Investment Technology Group Inc.	581,600	9,899
	Bridge Bancorp Inc.	325,132	9,894
	Silver Bay Realty Trust Corp.	626,703	9,814
	Cedar Realty Trust Inc.	1,378,908	9,763
	Rouse Properties Inc.	666,348	9,702
	1st Source Corp.	313,162	9,667
	Anworth Mortgage Asset Corp.	2,213,554	9,629
	National Western Life Group Inc. Class A	38,151	9,612
	Moelis & Co. Class A	323,629	9,443
	Heritage Insurance Holdings Inc.	431,372	9,413
	Washington Trust Bancorp Inc.	237,326	9,379
	Heritage Financial Corp.	494,525	9,317
*	First NBC Bank Holding Co.	247,857	9,267
*,^	Walter Investment Management Corp.	649,993	9,243
	Dime Community Bancshares Inc.	519,929	9,094
	ConnectOne Bancorp Inc.	479,470	8,961
	CareTrust REIT Inc.	806,015	8,826
*	INTL. FCStone Inc.	263,037	8,801
	Banc of California Inc.	592,872	8,668
	First Busey Corp.	415,127	8,564
	NRG Yield Inc. Class A	610,679	8,495
	Enterprise Financial Services Corp.	299,296	8,485
*	WMIH Corp.	3,260,272	8,444
*	Flagstar Bancorp Inc.	358,569	8,287
	Stock Yards Bancorp Inc.	219,008	8,276
	Getty Realty Corp.	481,922	8,265
	CoBiz Financial Inc.	615,139	8,255
*	HomeStreet Inc.	380,015	8,250
*	Campus Crest Communities Inc.	1,210,310	8,230
	CatchMark Timber Trust Inc. Class A	707,004	7,996
*	Ambac Financial Group Inc.	564,694	7,957
	Winthrop Realty Trust	610,401	7,917
*	Marcus & Millichap Inc.	270,404	7,880
	Great Southern Bancorp Inc.	174,050	7,878
	BancFirst Corp.	132,554	7,770
	James River Group Holdings Ltd.	230,910	7,745
	Bank Mutual Corp.	965,348	7,530
	NewBridge Bancorp	617,261	7,518
	Preferred Apartment Communities Inc. Class A	571,338	7,473
^	Western Asset Mortgage Capital Corp.	729,446	7,455
*,^	On Deck Capital Inc.	705,422	7,266
	Resource Capital Corp.	565,960	7,222
	Camden National Corp.	163,470	7,207
	First Financial Corp.	212,035	7,203
	Ladder Capital Corp.	570,565	7,086
	Ashford Hospitality Prime Inc.	480,898	6,973
*	NMI Holdings Inc. Class A	1,019,255	6,900
	Westwood Holdings Group Inc.	131,472	6,848
*,^	Altisource Portfolio Solutions SA	245,969	6,840
*	HomeTrust Bancshares Inc.	337,097	6,826

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	First Foundation Inc.	288,580	6,808
*	First BanCorp	2,088,949	6,789
	Apollo Residential Mortgage Inc.	560,981	6,704
	Bryn Mawr Bank Corp.	232,630	6,681
*	Del Taco Restaurants Inc.	625,400	6,661
*	CU Bancorp	262,546	6,658
	National Storage Affiliates Trust	388,553	6,656
	Stonegate Bank	202,361	6,650
	Waterstone Financial Inc.	471,058	6,642
	Preferred Bank	200,420	6,618
*	Cowen Group Inc. Class A	1,723,132	6,600
	Federated National Holding Co.	222,595	6,580
	Armada Hoffler Properties Inc.	625,383	6,554
*	Anchor BanCorp Wisconsin Inc.	149,439	6,504
	Metro Bancorp Inc.	206,687	6,486
	Fidelity Southern Corp.	290,304	6,477
	State National Cos. Inc.	650,765	6,384
*	Triumph Bancorp Inc.	386,881	6,384
*	Forestar Group Inc.	583,496	6,383
	Financial Institutions Inc.	226,057	6,330
*	Tejon Ranch Co.	328,059	6,282
*	Seacoast Banking Corp. of Florida	416,525	6,240
	Independent Bank Corp.	406,582	6,192
	AG Mortgage Investment Trust Inc.	482,053	6,190
^	United Development Funding IV	553,167	6,085
	Independence Realty Trust Inc.	806,075	6,054
	Blue Hills Bancorp Inc.	392,810	6,014
	United Community Financial Corp.	1,013,343	5,979
	Lakeland Bancorp Inc.	506,287	5,969
	German American Bancorp Inc.	176,860	5,893
	Southwest Bancorp Inc.	335,700	5,868
	Fidelity & Guaranty Life	230,572	5,850
	EMC Insurance Group Inc.	231,197	5,849
*	Atlantic Capital Bancshares Inc.	390,443	5,849
	West Bancorporation Inc.	295,741	5,841
	QCR Holdings Inc.	239,488	5,817
	OFG Bancorp	783,644	5,736
	One Liberty Properties Inc.	265,789	5,704
	Independent Bank Group Inc.	177,410	5,677
	Meta Financial Group Inc.	123,306	5,663
	Dynex Capital Inc.	890,813	5,657
	Peoples Bancorp Inc.	297,170	5,599
	HCI Group Inc.	160,352	5,588
	Mercantile Bank Corp.	223,978	5,496
	NexPoint Residential Trust Inc.	418,055	5,472
	Arlington Asset Investment Corp. Class A	413,395	5,469
	Whitestone REIT	454,416	5,458
	First Defiance Financial Corp.	143,156	5,408
	Kearny Financial Corp.	424,483	5,378
	Prudential Bancorp Inc.	354,077	5,368
	First Bancorp	279,699	5,242
*	Franklin Financial Network Inc.	166,949	5,239
	United Insurance Holdings Corp.	306,171	5,236
*	TriState Capital Holdings Inc.	373,844	5,230
*	PennyMac Financial Services Inc. Class A	339,342	5,212
	First of Long Island Corp.	173,690	5,211
	Arrow Financial Corp.	190,991	5,189
*	Green Bancorp Inc.	493,130	5,168
	Ares Commercial Real Estate Corp.	449,212	5,139
*	Safeguard Scientifics Inc.	353,585	5,131
	State Auto Financial Corp.	246,676	5,079
	First Connecticut Bancorp Inc.	283,698	4,939

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Univest Corp. of Pennsylvania	236,037	4,924
	Charter Financial Corp.	371,930	4,913
	Easterly Government Properties Inc.	285,535	4,905
*	Ladenburg Thalmann Financial Services Inc.	1,773,604	4,895
	OneBeacon Insurance Group Ltd. Class A	388,427	4,820
	Newcastle Investment Corp.	1,159,643	4,731
	Horizon Bancorp	169,107	4,728
	Gladstone Commercial Corp.	323,934	4,726
	Suffolk Bancorp	164,229	4,656
^	Peoples Financial Services Corp.	121,669	4,633
*,^	Citizens Inc. Class A	619,412	4,602
	Consolidated-Tomoka Land Co.	87,122	4,592
	GAIN Capital Holdings Inc.	565,801	4,589
	First Community Bancshares Inc.	245,292	4,570
	RAIT Financial Trust	1,686,759	4,554
	UMH Properties Inc.	446,383	4,517
	Peapack Gladstone Financial Corp.	216,221	4,458
*	EZCORP Inc. Class A	881,706	4,400
	Park Sterling Corp.	600,468	4,395
	ZAIS Financial Corp.	290,581	4,382
*	World Acceptance Corp.	117,751	4,369
	Arbor Realty Trust Inc.	605,587	4,330
	Bank of Marin Bancorp	80,364	4,291
*	PICO Holdings Inc.	414,379	4,276
*	First Northwest Bancorp	301,846	4,271
	Houlihan Lokey Inc.	161,454	4,232
*	Bancorp Inc.	648,583	4,131
	Reis Inc.	173,327	4,113
	Federal Agricultural Mortgage Corp.	129,190	4,079
*	FRP Holdings Inc.	119,852	4,068
	OceanFirst Financial Corp.	201,519	4,036
	Cherry Hill Mortgage Investment Corp.	301,492	3,919
	Baldwin & Lyons Inc.	161,081	3,871
*	Phoenix Cos. Inc.	104,501	3,871
	Clifton Bancorp Inc.	267,254	3,832
	Tiptree Financial Inc. Class A	622,227	3,820
	Guaranty Bancorp	230,124	3,806
	Republic Bancorp Inc. Class A	141,050	3,725
^	Orchid Island Capital Inc.	374,028	3,714
	Territorial Bancorp Inc.	132,776	3,683
	Heritage Oaks Bancorp	454,038	3,637
	Bluerock Residential Growth REIT Inc. Class A	303,137	3,592
	Ellington Residential Mortgage REIT	290,777	3,591
	Pacific Continental Corp.	240,884	3,584
*,^	CorEnergy Infrastructure Trust Inc.	241,424	3,583
	Investar Holding Corp.	203,421	3,580
*	Global Indemnity plc	122,407	3,552
	Westfield Financial Inc.	415,733	3,492
	ESSA Bancorp Inc.	252,258	3,451
*	MoneyGram International Inc.	547,471	3,433
	CNB Financial Corp.	189,417	3,415
*	NewStar Financial Inc.	380,250	3,415
	Citizens & Northern Corp.	161,906	3,400
	Southern National Bancorp of Virginia Inc.	258,700	3,379
*	National Commerce Corp.	133,060	3,333
*	Associated Capital Group Inc. Class A	108,856	3,320
*	Sun Bancorp Inc.	160,401	3,311
*	Cascade Bancorp	545,291	3,310
*	C1 Financial Inc.	136,246	3,299
	National Interstate Corp.	122,886	3,281
	City Office REIT Inc.	267,545	3,259
	National Bankshares Inc.	91,093	3,237

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Old Second Bancorp Inc.	412,781	3,236
	Calamos Asset Management Inc. Class A	330,422	3,198
	Great Ajax Corp.	262,672	3,184
	BankFinancial Corp.	249,742	3,154
*	Southern First Bancshares Inc.	137,887	3,116
	Owens Realty Mortgage Inc.	231,509	3,109
*	Regional Management Corp.	200,718	3,105
*	Enova International Inc.	468,830	3,099
*	CommunityOne Bancorp	225,141	3,033
*	Farmers Capital Bank Corp.	111,552	3,024
*	eHealth Inc.	295,368	2,948
*,^	CPI Card Group Inc.	275,003	2,932
	Macatawa Bank Corp.	476,968	2,886
	Sierra Bancorp	162,405	2,866
*	Atlas Financial Holdings Inc.	143,307	2,852
*,^	Hemisphere Media Group Inc. Class A	193,265	2,851
*	BSB Bancorp Inc.	120,857	2,827
	Provident Financial Holdings Inc.	149,165	2,818
	Pzena Investment Management Inc. Class A	325,258	2,797
	First Financial Northwest Inc.	199,551	2,786
	MidWestOne Financial Group Inc.	91,437	2,781
	Fox Chase Bancorp Inc.	136,431	2,768
	Community Healthcare Trust Inc.	149,247	2,751
*	Entegra Financial Corp.	144,122	2,747
	Ames National Corp.	112,988	2,744
	First Bancorp Inc.	131,912	2,700
	Donegal Group Inc. Class A	191,748	2,700
*,^	Ohr Pharmaceutical Inc.	435,204	2,672
	MidSouth Bancorp Inc.	293,501	2,665
	American National Bankshares Inc.	103,500	2,651
	Oppenheimer Holdings Inc. Class A	151,744	2,637
	Farmland Partners Inc.	239,672	2,629
	Manning & Napier Inc.	301,038	2,556
	Bar Harbor Bankshares	74,164	2,553
	First Business Financial Services Inc.	100,666	2,518
	FBR & Co.	125,966	2,507
^	JAVELIN Mortgage Investment Corp.	399,722	2,506
	Marlin Business Services Corp.	155,534	2,498
	Penns Woods Bancorp Inc.	58,050	2,465
	GAMCO Investors Inc. Class A	78,746	2,444
*	Kansas City Life Insurance Co.	63,502	2,431
	Capital City Bank Group Inc.	153,843	2,361
	Jernigan Capital Inc.	157,394	2,353
*	Republic First Bancorp Inc.	534,080	2,313
	Monarch Financial Holdings Inc.	127,241	2,289
	Northrim BanCorp Inc.	85,717	2,280
	Home Bancorp Inc.	86,917	2,258
	Cape Bancorp Inc.	179,168	2,227
*	Hallmark Financial Services Inc.	184,502	2,157
	Merchants Bancshares Inc.	68,100	2,144
	Hingham Institution for Savings	17,894	2,144
	C&F Financial Corp.	54,712	2,134
	Silvercrest Asset Management Group Inc. Class A	176,868	2,103
	Pulaski Financial Corp.	128,630	2,053
	County Bancorp Inc.	100,841	2,046
^	Wheeler REIT Inc.	1,047,163	2,021
	SI Financial Group Inc.	147,248	2,010
	Investors Title Co.	20,745	2,008
*	Malvern Bancorp Inc.	113,788	1,998
	Enterprise Bancorp Inc.	86,568	1,978
	MutualFirst Financial Inc.	79,243	1,975
	Central Valley Community Bancorp	158,873	1,964

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*,^	Impac Mortgage Holdings Inc.	108,621	1,955
*	American Farmland Co.	277,601	1,954
	Sotherly Hotels Inc.	316,777	1,951
*	AV Homes Inc.	149,431	1,914
	Century Bancorp Inc. Class A	44,025	1,913
*	Bear State Financial Inc.	174,664	1,892
	Old Line Bancshares Inc.	105,897	1,861
*	Consumer Portfolio Services Inc.	358,404	1,860
	Blue Capital Reinsurance Holdings Ltd.	107,626	1,846
*	RMR Group Inc. Class A	127,910	1,843
	HF Financial Corp.	95,631	1,806
*	Hampton Roads Bankshares Inc.	974,850	1,794
*	Steel Excel Inc.	121,400	1,786
	Access National Corp.	85,934	1,758
	First Internet Bancorp	61,215	1,756
*	Emergent Capital Inc.	459,330	1,695
	Resource America Inc. Class A	275,524	1,689
*	Veritex Holdings Inc.	101,430	1,644
	Ameriana Bancorp	68,369	1,567
	Middleburg Financial Corp.	83,887	1,550
^	FXCM Inc. Class A	91,929	1,538
*,^	Stonegate Mortgage Corp.	275,084	1,499
*	ASB Bancorp Inc.	58,307	1,499
*	Asta Funding Inc.	187,680	1,492
*	Ashford Inc.	27,884	1,485
*	Southcoast Financial Corp.	95,214	1,481
	Five Oaks Investment Corp.	271,157	1,481
	Cheviot Financial Corp.	96,189	1,475
	Baylake Corp.	100,569	1,469
*	Jason Industries Inc.	381,213	1,441
	Independence Holding Co.	103,421	1,432
	Premier Financial Bancorp Inc.	85,897	1,412
	Chemung Financial Corp.	47,686	1,319
*	Howard Bancorp Inc.	95,866	1,266
*	Nicholas Financial Inc.	107,564	1,253
*	Westbury Bancorp Inc.	69,724	1,238
	Gladstone Land Corp.	140,106	1,212
	HopFed Bancorp Inc.	95,055	1,140
*	UCP Inc.	156,732	1,128
	Urstadt Biddle Properties Inc.	63,312	1,127
	FS Bancorp Inc.	43,203	1,114
*	American River Bankshares	102,892	1,089
*	Performant Financial Corp.	607,474	1,087
*	Atlantic Coast Financial Corp.	182,552	1,070
	Northeast Bancorp	99,071	1,040
*	Naugatuck Valley Financial Corp.	94,777	1,038
	Federal Agricultural Mortgage Corp. Class A	38,986	1,033
*	Maui Land & Pineapple Co. Inc.	183,834	1,004
*,^	22nd Century Group Inc.	685,715	960
*	Coastway Bancorp Inc.	69,446	913
	Timberland Bancorp Inc.	73,350	910
	Medley Management Inc. Class A	159,760	909
*	Connecture Inc.	250,120	903
	Eastern Virginia Bankshares Inc.	125,374	900
*	First Acceptance Corp.	371,196	883
	River Valley Bancorp	23,724	841
*	BRT Realty Trust	131,617	834
	AmeriServ Financial Inc.	260,540	834
	CB Financial Services Inc.	36,136	828
*,^	Health Insurance Innovations Inc. Class A	119,568	801
*	Security National Financial Corp. Class A	117,672	771
*	First United Corp.	66,348	770

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Bankwell Financial Group Inc.	38,361	761
	First Capital Bancorp Inc.	134,352	747
*	Hamilton Bancorp Inc.	51,930	741
*	Carolina Bank Holdings Inc.	38,934	718
*	Avenue Financial Holdings Inc.	47,482	697
	Hennessy Advisors Inc.	22,997	689
	First Bancshares Inc.	37,481	687
*	1347 Property Insurance Holdings Inc.	86,788	664
	Fifth Street Asset Management Inc.	199,952	652
*	First Bank	82,347	544
	Kingstone Cos. Inc.	58,974	531
*,^	Jacksonville Bancorp Inc.	28,010	525
*	JG Wentworth Co. Class A	291,315	524
*	First Marblehead Corp.	120,617	508
	Ocean Shore Holding Co.	29,568	507
*	Allegiance Bancshares Inc.	21,054	498
	Chicopee Bancorp Inc.	26,693	463
	Salisbury Bancorp Inc.	13,251	443
	United Bancorp Inc.	46,010	442
	Community West Bancshares	59,145	420
	NorthStar Realty Europe Corp.	34,903	412
*,^	Intersections Inc.	137,800	395
	Landmark Bancorp Inc.	14,421	379
*	Royal Bancshares of Pennsylvania Inc.	180,890	378
	California First National Bancorp	28,965	377
	United Community Bancorp	24,354	364
*	Atlanticus Holdings Corp.	108,773	348
	People's Utah Bancorp	19,791	341
*,^	Altisource Asset Management Corp.	19,195	329
	Manhattan Bridge Capital Inc.	71,654	317
	Eagle Bancorp Montana Inc.	25,338	313
*,^	RCS Capital Corp. Class A	965,979	294
	US Global Investors Inc. Class A	231,835	271
	First Savings Financial Group Inc.	7,388	269
	IF Bancorp Inc.	13,647	252
*	Provident Bancorp Inc.	18,153	239
	Pathfinder Bancorp Inc.	14,872	192
	Summit State Bank	13,701	187
	Parke Bancorp Inc.	13,912	174
*	InterGroup Corp.	6,184	158
	Institutional Financial Markets Inc.	124,173	144
	WVS Financial Corp.	11,313	139
	QC Holdings Inc.	83,632	122
*	National Holdings Corp.	37,954	107
*	Conifer Holdings Inc.	11,145	103
*	Income Opportunity Realty Investors Inc.	12,550	93
	Unity Bancorp Inc.	7,242	91
*	Polonia Bancorp Inc.	7,462	86
*	Sunshine Bancorp Inc.	5,288	80
	CIFC Corp.	13,144	73
	Atlantic American Corp.	11,780	59
*	CVSL Inc.	51,533	51
	Two River Bancorp	4,825	48
	Citizens First Corp.	3,499	48
	United Bancshares Inc.	2,200	40
*	RMG Networks Holding Corp.	50,792	38
*	JW Mays Inc.	600	35
*	Vestin Realty Mortgage II Inc.	12,810	33
*	Anchor Bancorp Inc.	1,000	26
*	Cordia Bancorp Inc.	5,680	22
	Home Federal Bancorp Inc.	980	22
	Sussex Bancorp	1,550	20

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	ZAIS Group Holdings Inc.	2,192	20
	Southwest Georgia Financial Corp.	1,200	19
*	Melrose Bancorp Inc.	1,100	17
*	Unico American Corp.	1,200	12
*	ITUS Corp.	3,555	11
*	Prism Technologies Group Inc.	8,626	9
*	Tejon Ranch Co. Warrants Exp. 08/31/2016	33,339	—
			77,555,749
Health Care (14.0%)
	Johnson & Johnson	50,733,121	5,211,306
	Pfizer Inc.	113,180,468	3,653,465
	Merck & Co. Inc.	51,221,217	2,705,505
	Gilead Sciences Inc.	26,426,025	2,674,049
*	Allergan plc	7,225,025	2,257,820
	Amgen Inc.	13,901,042	2,256,556
	Bristol-Myers Squibb Co.	30,580,497	2,103,632
	UnitedHealth Group Inc.	17,475,043	2,055,764
	Medtronic plc	25,931,450	1,994,647
*	Celgene Corp.	14,402,865	1,724,887
	AbbVie Inc.	28,470,169	1,686,573
	Eli Lilly & Co.	18,279,233	1,540,208
*	Biogen Inc.	4,086,058	1,251,764
	Abbott Laboratories	27,366,182	1,229,015
*	Express Scripts Holding Co.	12,401,484	1,084,014
	Thermo Fisher Scientific Inc.	7,329,041	1,039,624
*	Regeneron Pharmaceuticals Inc.	1,403,975	762,176
*	Alexion Pharmaceuticals Inc.	3,922,621	748,240
	Aetna Inc.	6,390,085	690,896
	Cigna Corp.	4,719,304	690,576
	Anthem Inc.	4,780,138	666,542
	Becton Dickinson and Co.	3,863,842	595,379
*	Vertex Pharmaceuticals Inc.	4,503,682	566,698
*	Illumina Inc.	2,684,211	515,221
	Stryker Corp.	5,510,254	512,123
	Humana Inc.	2,713,921	484,462
*	Boston Scientific Corp.	24,644,073	454,437
*	HCA Holdings Inc.	6,001,714	405,896
	Zoetis Inc.	8,197,970	392,847
*	Mylan NV	7,207,967	389,735
	Baxalta Inc.	9,944,281	388,125
	Baxter International Inc.	10,025,455	382,471
*	Intuitive Surgical Inc.	684,797	374,009
	Perrigo Co. plc	2,547,348	368,601
*	Incyte Corp.	3,067,264	332,645
	Zimmer Biomet Holdings Inc.	3,173,511	325,570
	St. Jude Medical Inc.	5,179,864	319,960
*	Edwards Lifesciences Corp.	3,953,646	312,259
*	BioMarin Pharmaceutical Inc.	2,952,190	309,271
	CR Bard Inc.	1,352,479	256,214
*	Endo International plc	4,148,360	253,963
*	Henry Schein Inc.	1,517,597	240,069
*	Laboratory Corp. of America Holdings	1,847,630	228,441
*	Alkermes plc	2,743,461	217,776
*	DaVita HealthCare Partners Inc.	3,115,565	217,186
	Universal Health Services Inc. Class B	1,664,373	198,876
*	Waters Corp.	1,425,830	191,888
	Quest Diagnostics Inc.	2,613,472	185,922
*	Hologic Inc.	4,654,074	180,066
*	Mallinckrodt plc	2,133,085	159,192
	DENTSPLY International Inc.	2,559,080	155,720
*	Jazz Pharmaceuticals plc	1,081,606	152,031

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Medivation Inc.	2,994,570	144,757
*	Varian Medical Systems Inc.	1,773,747	143,319
	ResMed Inc.	2,556,662	137,267
*	Ionis Pharmaceuticals Inc.	2,205,055	136,559
*	Centene Corp.	2,068,862	136,152
*	Alnylam Pharmaceuticals Inc.	1,326,002	124,830
*	United Therapeutics Corp.	791,549	123,964
*	MEDNAX Inc.	1,714,421	122,855
*	IDEXX Laboratories Inc.	1,664,159	121,350
	Cooper Cos. Inc.	890,131	119,456
*	STERIS plc	1,567,231	118,075
*	DexCom Inc.	1,414,422	115,841
*	Sirona Dental Systems Inc.	1,020,614	111,829
*	Dyax Corp.	2,693,690	101,337
*	Quintiles Transnational Holdings Inc.	1,462,539	100,418
	Teleflex Inc.	752,854	98,963
*	Health Net Inc.	1,327,842	90,904
*	Neurocrine Biosciences Inc.	1,587,190	89,787
*	Envision Healthcare Holdings Inc.	3,416,119	88,717
*	Seattle Genetics Inc.	1,841,442	82,644
*	Align Technology Inc.	1,233,804	81,246
*	Anacor Pharmaceuticals Inc.	690,780	78,037
	West Pharmaceutical Services Inc.	1,243,437	74,880
*	Amsurg Corp.	984,588	74,829
	Patterson Cos. Inc.	1,595,327	72,125
*	Ultragenyx Pharmaceutical Inc.	642,894	72,120
*	Charles River Laboratories International Inc.	847,564	68,136
*	PAREXEL International Corp.	994,409	67,739
*	Acadia Healthcare Co. Inc.	1,044,944	65,267
*	ABIOMED Inc.	706,357	63,770
*	WellCare Health Plans Inc.	803,356	62,830
*	Brookdale Senior Living Inc.	3,374,386	62,291
*	Alere Inc.	1,569,954	61,369
	Bio-Techne Corp.	678,367	61,053
*,^	OPKO Health Inc.	6,016,612	60,467
*	LifePoint Health Inc.	798,405	58,603
*	Team Health Holdings Inc.	1,327,687	58,272
*	Horizon Pharma plc	2,634,163	57,082
*,^	Juno Therapeutics Inc.	1,289,140	56,683
*	Tenet Healthcare Corp.	1,819,677	55,136
*,^	Myriad Genetics Inc.	1,276,479	55,093
*	Akorn Inc.	1,458,115	54,402
*	Community Health Systems Inc.	2,049,124	54,363
	HealthSouth Corp.	1,558,883	54,265
*	Impax Laboratories Inc.	1,253,753	53,610
*	ACADIA Pharmaceuticals Inc.	1,482,360	52,846
	Hill-Rom Holdings Inc.	1,075,391	51,683
*	Bio-Rad Laboratories Inc. Class A	367,550	50,964
*	Pacira Pharmaceuticals Inc.	644,418	49,485
*	Prestige Brands Holdings Inc.	941,508	48,469
*	Cepheid	1,316,296	48,084
*	NuVasive Inc.	888,536	48,079
*	Bruker Corp.	1,977,764	48,000
*	Molina Healthcare Inc.	761,940	45,815
*	Medicines Co.	1,202,701	44,909
*	Portola Pharmaceuticals Inc.	858,683	44,179
*	Intercept Pharmaceuticals Inc.	291,012	43,463
	Healthcare Services Group Inc.	1,239,028	43,205
*,^	Kite Pharma Inc.	698,567	43,046
*	Catalent Inc.	1,685,978	42,200
*	Bluebird Bio Inc.	643,668	41,336
*	Nektar Therapeutics	2,435,231	41,034

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Owens & Minor Inc.	1,135,780	40,865
*	Wright Medical Group NV	1,680,652	40,638
*	Puma Biotechnology Inc.	503,927	39,508
*	Novavax Inc.	4,689,152	39,342
*	Insulet Corp.	1,038,249	39,256
*	Ophthotech Corp.	483,976	38,007
*	Integra LifeSciences Holdings Corp.	557,711	37,802
	Cantel Medical Corp.	600,944	37,343
*	Neogen Corp.	645,099	36,461
*	Radius Health Inc.	592,098	36,438
*	Masimo Corp.	830,138	34,459
*	Ligand Pharmaceuticals Inc.	315,733	34,232
*	Globus Medical Inc.	1,227,034	34,136
*,^	Agios Pharmaceuticals Inc.	519,987	33,758
*	Acorda Therapeutics Inc.	777,630	33,267
*	Halozyme Therapeutics Inc.	1,861,213	32,255
*	Magellan Health Inc.	489,241	30,167
*	VWR Corp.	1,064,485	30,136
*	Haemonetics Corp.	922,875	29,753
*,^	Intrexon Corp.	974,595	29,384
*	ICU Medical Inc.	259,637	29,282
*,^	Sarepta Therapeutics Inc.	741,967	28,625
*	Celldex Therapeutics Inc.	1,821,465	28,561
*	Halyard Health Inc.	847,531	28,316
*	Intra-Cellular Therapies Inc. Class A	517,090	27,814
*	TESARO Inc.	524,235	27,428
*	FibroGen Inc.	892,014	27,180
*	Natus Medical Inc.	563,072	27,056
*	Air Methods Corp.	642,839	26,954
*	Ironwood Pharmaceuticals Inc. Class A	2,266,013	26,263
*	INC Research Holdings Inc. Class A	533,095	25,860
*	TherapeuticsMD Inc.	2,435,219	25,253
*	Emergent BioSolutions Inc.	630,217	25,215
*	Sage Therapeutics Inc.	415,594	24,229
*,^	Exelixis Inc.	4,118,507	23,228
*	NxStage Medical Inc.	1,034,902	22,675
	Select Medical Holdings Corp.	1,857,693	22,125
	Abaxis Inc.	390,511	21,744
*	Clovis Oncology Inc.	618,426	21,645
*	ImmunoGen Inc.	1,573,922	21,358
*	Acceleron Pharma Inc.	437,644	21,340
*	Achillion Pharmaceuticals Inc.	1,974,731	21,307
*	Surgical Care Affiliates Inc.	531,336	21,152
*	Amedisys Inc.	537,771	21,145
*	Alder Biopharmaceuticals Inc.	625,724	20,668
*	Nevro Corp.	305,728	20,640
*	Amicus Therapeutics Inc.	2,119,438	20,559
*	Insmed Inc.	1,130,354	20,516
*,^	Lannett Co. Inc.	507,166	20,347
*	Depomed Inc.	1,121,912	20,340
	CONMED Corp.	448,618	19,762
*	HMS Holdings Corp.	1,579,406	19,490
*	ARIAD Pharmaceuticals Inc.	3,073,425	19,209
*	Zeltiq Aesthetics Inc.	671,256	19,151
*	AMAG Pharmaceuticals Inc.	626,116	18,902
*,^	Cempra Inc.	607,177	18,901
	Kindred Healthcare Inc.	1,583,734	18,862
*	Omnicell Inc.	599,489	18,632
*	PharMerica Corp.	530,568	18,570
	Ensign Group Inc.	818,962	18,533
*,^	ZIOPHARM Oncology Inc.	2,191,857	18,214
	Analogic Corp.	220,510	18,214

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Five Prime Therapeutics Inc.	436,658	18,121
*	PTC Therapeutics Inc.	549,158	17,793
*,^	MiMedx Group Inc.	1,883,199	17,646
*	PRA Health Sciences Inc.	385,804	17,465
*	Dynavax Technologies Corp.	716,498	17,311
*	Momenta Pharmaceuticals Inc.	1,161,671	17,239
*	Cynosure Inc. Class A	381,866	17,058
*	MacroGenics Inc.	533,323	16,517
*	HeartWare International Inc.	327,573	16,510
*,^	Exact Sciences Corp.	1,746,174	16,117
*,^	Pacific Biosciences of California Inc.	1,222,462	16,051
*	Repligen Corp.	563,887	15,952
^	Theravance Inc.	1,491,407	15,719
*,^	Eagle Pharmaceuticals Inc.	172,434	15,290
*,^	Insys Therapeutics Inc.	523,380	14,984
*,^	Heron Therapeutics Inc.	557,671	14,890
*,^	Relypsa Inc.	524,397	14,861
*,^	Merrimack Pharmaceuticals Inc.	1,870,269	14,775
*	Luminex Corp.	689,348	14,745
	Meridian Bioscience Inc.	712,814	14,627
*	NewLink Genetics Corp.	400,395	14,570
*	BioCryst Pharmaceuticals Inc.	1,404,293	14,492
*,^	Spark Therapeutics Inc.	315,240	14,284
*	Affymetrix Inc.	1,393,612	14,062
*	Merit Medical Systems Inc.	748,510	13,915
*,^	Geron Corp.	2,839,865	13,745
*,^	Aduro Biotech Inc.	471,946	13,281
*	LHC Group Inc.	284,019	12,863
*	Inogen Inc.	320,749	12,859
*	Orthofix International NV	318,405	12,485
*,^	Adeptus Health Inc. Class A	218,967	11,938
*,^	Accelerate Diagnostics Inc.	544,968	11,711
*	Retrophin Inc.	606,109	11,692
*	Spectranetics Corp.	772,782	11,638
*,^	Endologix Inc.	1,152,584	11,411
*	AtriCure Inc.	505,275	11,338
*	Sangamo BioSciences Inc.	1,222,912	11,165
	US Physical Therapy Inc.	206,863	11,104
*	Revance Therapeutics Inc.	324,489	11,085
*	Genomic Health Inc.	314,161	11,058
*	LDR Holding Corp.	440,211	11,054
*	Quidel Corp.	520,616	11,037
*	Supernus Pharmaceuticals Inc.	815,185	10,956
*,^	Cerus Corp.	1,730,614	10,937
*	Array BioPharma Inc.	2,550,098	10,761
*,^	Synergy Pharmaceuticals Inc.	1,875,417	10,634
*	HealthStream Inc.	481,863	10,601
*	Capital Senior Living Corp.	497,461	10,377
*	Aerie Pharmaceuticals Inc.	422,430	10,286
*,^	Omeros Corp.	652,315	10,261
	PDL BioPharma Inc.	2,896,267	10,253
*	Dermira Inc.	292,007	10,106
	National HealthCare Corp.	163,572	10,092
*,^	Lexicon Pharmaceuticals Inc.	745,220	9,919
*	Triple-S Management Corp. Class B	414,116	9,901
*	Vascular Solutions Inc.	287,788	9,897
*	Amphastar Pharmaceuticals Inc.	695,030	9,890
*	Hanger Inc.	598,929	9,852
*	Anika Therapeutics Inc.	250,309	9,552
	Invacare Corp.	537,033	9,339
	Atrion Corp.	24,498	9,339
*	CorVel Corp.	211,601	9,294

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Mirati Therapeutics Inc.	293,744	9,282
*	Accuray Inc.	1,358,816	9,172
*	Blueprint Medicines Corp.	340,865	8,978
*	Enanta Pharmaceuticals Inc.	270,949	8,947
*,^	Albany Molecular Research Inc.	445,836	8,850
*	K2M Group Holdings Inc.	443,495	8,755
*	Civitas Solutions Inc.	301,189	8,671
*,^	Rockwell Medical Inc.	839,802	8,600
*	Bellicum Pharmaceuticals Inc.	415,337	8,419
*	Cardiovascular Systems Inc.	555,733	8,403
*	Arena Pharmaceuticals Inc.	4,410,516	8,380
*	Coherus Biosciences Inc.	346,812	7,963
*	Xencor Inc.	536,520	7,844
*	Otonomy Inc.	277,261	7,694
*,^	Inovio Pharmaceuticals Inc.	1,144,108	7,688
*	Progenics Pharmaceuticals Inc.	1,254,119	7,688
*	Intersect ENT Inc.	340,014	7,650
*,^	Theravance Biopharma Inc.	460,010	7,540
*	Atara Biotherapeutics Inc.	285,353	7,536
*	Raptor Pharmaceutical Corp.	1,447,340	7,526
*	SciClone Pharmaceuticals Inc.	805,597	7,411
*,^	Keryx Biopharmaceuticals Inc.	1,443,078	7,288
*	TG Therapeutics Inc.	610,297	7,281
*,^	MannKind Corp.	5,017,167	7,275
*,^	Epizyme Inc.	448,166	7,180
*,^	Spectrum Pharmaceuticals Inc.	1,187,212	7,159
*	Chimerix Inc.	786,672	7,041
*	Corcept Therapeutics Inc.	1,405,492	6,999
*	Healthways Inc.	543,445	6,994
	Universal American Corp.	978,330	6,848
*	Infinity Pharmaceuticals Inc.	869,739	6,827
*,^	Vanda Pharmaceuticals Inc.	729,027	6,787
*	Surgery Partners Inc.	328,645	6,734
*,^	Teligent Inc.	756,216	6,730
*	Trevena Inc.	639,641	6,716
*,^	ANI Pharmaceuticals Inc.	147,114	6,639
*,^	La Jolla Pharmaceutical Co.	244,938	6,613
*	NeoGenomics Inc.	832,720	6,553
*	Cytokinetics Inc.	623,437	6,521
*	Sagent Pharmaceuticals Inc.	409,442	6,514
*,^	Arrowhead Research Corp.	1,047,279	6,441
*	Sucampo Pharmaceuticals Inc. Class A	370,486	6,406
*	OraSure Technologies Inc.	979,501	6,308
*	Ocata Therapeutics Inc.	738,783	6,221
*	Zogenix Inc.	399,687	5,891
*	Esperion Therapeutics Inc.	260,312	5,795
*	Curis Inc.	1,980,613	5,764
*	Cara Therapeutics Inc.	341,738	5,762
*,^	Advaxis Inc.	572,145	5,756
*	XenoPort Inc.	1,037,253	5,695
*	Lion Biotechnologies Inc.	736,490	5,686
*	Agenus Inc.	1,243,252	5,644
*	AngioDynamics Inc.	463,977	5,633
*,^	Seres Therapeutics Inc.	160,462	5,631
*	GenMark Diagnostics Inc.	724,812	5,625
*	Almost Family Inc.	144,434	5,522
*	Fluidigm Corp.	508,444	5,496
*,^	Global Blood Therapeutics Inc.	167,077	5,402
*,^	Idera Pharmaceuticals Inc.	1,731,485	5,350
*	Tetraphase Pharmaceuticals Inc.	532,272	5,339
*	BioTelemetry Inc.	452,839	5,289
*	Ignyta Inc.	391,853	5,251

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*,^	Regulus Therapeutics Inc.	595,312	5,191
*	Flexion Therapeutics Inc.	265,035	5,107
*	Concert Pharmaceuticals Inc.	267,850	5,081
*,^	Avinger Inc.	220,290	5,003
	CryoLife Inc.	459,695	4,955
*	Paratek Pharmaceuticals Inc.	260,630	4,944
*	SurModics Inc.	243,117	4,928
*	Akebia Therapeutics Inc.	379,515	4,903
*	KemPharm Inc.	245,552	4,877
*	Aegerion Pharmaceuticals Inc.	478,208	4,830
*,^	Immunomedics Inc.	1,555,801	4,776
*,^	Foundation Medicine Inc.	226,696	4,774
*	Rigel Pharmaceuticals Inc.	1,565,724	4,744
*,^	Vital Therapies Inc.	406,446	4,682
*	STAAR Surgical Co.	654,148	4,671
*	Adamas Pharmaceuticals Inc.	159,159	4,507
*	Vitae Pharmaceuticals Inc.	246,418	4,460
*,^	Karyopharm Therapeutics Inc.	334,828	4,436
*	Loxo Oncology Inc.	154,757	4,403
*	Aimmune Therapeutics Inc.	237,211	4,377
*	OncoMed Pharmaceuticals Inc.	186,062	4,194
*	Durect Corp.	1,878,561	4,152
*,^	NantKwest Inc.	239,065	4,143
*,^	Galena Biopharma Inc.	2,816,417	4,140
*	Ardelyx Inc.	225,130	4,079
*,^	Orexigen Therapeutics Inc.	2,320,007	3,990
*,^	BioDelivery Sciences International Inc.	829,997	3,976
*	Oncothyreon Inc.	1,783,153	3,959
*,^	Invitae Corp.	478,321	3,927
*	Versartis Inc.	315,486	3,909
*,^	OvaScience Inc.	397,215	3,881
*,^	Peregrine Pharmaceuticals Inc.	3,311,554	3,875
*,^	ChemoCentryx Inc.	473,107	3,832
*	RTI Surgical Inc.	959,917	3,811
	LeMaitre Vascular Inc.	220,830	3,809
*	Sorrento Therapeutics Inc.	432,002	3,763
*	Pfenex Inc.	302,966	3,751
*,^	Teladoc Inc.	204,400	3,671
*,^	Organovo Holdings Inc.	1,465,710	3,650
*	Tandem Diabetes Care Inc.	308,946	3,649
*,^	InVivo Therapeutics Holdings Corp.	504,254	3,631
*	RadNet Inc.	587,256	3,629
*	Glaukos Corp.	146,622	3,620
*	Immune Design Corp.	179,204	3,598
*,^	CytomX Therapeutics Inc.	172,307	3,596
*	Heska Corp.	92,855	3,592
*	BioSpecifics Technologies Corp.	83,460	3,586
*	Inotek Pharmaceuticals Corp.	310,399	3,517
*,^	Sequenom Inc.	2,122,549	3,481
*	Aclaris Therapeutics Inc.	128,815	3,470
*	Pernix Therapeutics Holdings Inc.	1,175,001	3,466
*,^	CTI BioPharma Corp.	2,813,037	3,460
*	POZEN Inc.	504,525	3,446
*,^	Synthetic Biologics Inc.	1,501,112	3,438
	Utah Medical Products Inc.	58,208	3,407
*	Applied Genetic Technologies Corp.	166,190	3,390
*,^	T2 Biosystems Inc.	307,270	3,362
*	Collegium Pharmaceutical Inc.	120,974	3,327
*	Cutera Inc.	256,696	3,283
*	Avalanche Biotechnologies Inc.	338,758	3,225
*	Enzo Biochem Inc.	710,691	3,198
*,^	ConforMIS Inc.	184,488	3,190

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*,^	BioTime Inc.	773,439	3,171
*	Aratana Therapeutics Inc.	567,500	3,167
*,^	Navidea Biopharmaceuticals Inc.	2,347,470	3,122
*,^	Northwest Biotherapeutics Inc.	968,768	3,100
*,^	XBiotech Inc.	283,224	3,079
*,^	AAC Holdings Inc.	158,125	3,014
^	Osiris Therapeutics Inc.	288,347	2,993
*,^	Antares Pharma Inc.	2,472,043	2,991
*	NanoString Technologies Inc.	201,894	2,970
*	Catalyst Pharmaceuticals Inc.	1,199,800	2,939
*,^	Ampio Pharmaceuticals Inc.	839,379	2,938
*	Exactech Inc.	161,785	2,936
*	SeaSpine Holdings Corp.	168,394	2,893
*	Dicerna Pharmaceuticals Inc.	243,040	2,885
*	Egalet Corp.	258,605	2,850
*,^	Corindus Vascular Robotics Inc.	869,217	2,790
*,^	REGENXBIO Inc.	165,369	2,745
*	Anthera Pharmaceuticals Inc.	591,332	2,744
*,^	Nobilis Health Corp.	966,224	2,725
*,^	Trovagene Inc.	490,953	2,651
*	Tobira Therapeutics Inc.	263,795	2,651
*,^	XOMA Corp.	1,983,120	2,638
*	Harvard Bioscience Inc.	756,857	2,626
*	iRadimed Corp.	93,477	2,620
*,^	CytRx Corp.	974,643	2,583
*	Ocular Therapeutix Inc.	266,506	2,497
*,^	Tenax Therapeutics Inc.	761,068	2,496
*	Addus HomeCare Corp.	106,130	2,471
*	FONAR Corp.	139,817	2,413
*	Medgenics Inc.	393,767	2,370
*	Symmetry Surgical Inc.	253,270	2,330
	Digirad Corp.	402,221	2,329
*	Zafgen Inc.	363,269	2,285
*	Tonix Pharmaceuticals Holding Corp.	296,420	2,274
*,^	Endocyte Inc.	566,005	2,270
*	Chiasma Inc.	115,872	2,268
*,^	pSivida Corp.	464,129	2,237
*,^	Natera Inc.	199,033	2,150
*	Five Star Quality Care Inc.	663,749	2,111
*	Assembly Biosciences Inc.	280,974	2,110
*	ArQule Inc.	938,958	2,038
*,^	BioScrip Inc.	1,163,038	2,035
*,^	Actinium Pharmaceuticals Inc.	621,760	2,008
*,^	Fibrocell Science Inc.	439,139	1,998
*	Penumbra Inc.	36,548	1,967
*	AcelRx Pharmaceuticals Inc.	505,369	1,946
*	Sientra Inc.	323,353	1,914
*	Kura Oncology Inc.	223,467	1,877
*	Juniper Pharmaceuticals Inc.	178,912	1,843
*,^	CytoSorbents Corp.	328,449	1,829
*	Entellus Medical Inc.	108,082	1,822
*	Corium International Inc.	220,335	1,789
*,^	PharmAthene Inc.	936,223	1,779
*,^	Cidara Therapeutics Inc.	102,887	1,766
*	Derma Sciences Inc.	385,577	1,762
*,^	VIVUS Inc.	1,700,568	1,735
*	Proteon Therapeutics Inc.	111,423	1,728
*	Flex Pharma Inc.	130,930	1,630
*	Stemline Therapeutics Inc.	257,682	1,626
*	Genocea Biosciences Inc.	296,791	1,564
*	AxoGen Inc.	309,020	1,545
*,^	Neuralstem Inc.	1,460,535	1,504

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*,^	ContraFect Corp.	316,601	1,504
*	Edge Therapeutics Inc.	118,617	1,483
*,^	Fortress Biotech Inc.	526,032	1,468
*,^	Bio-Path Holdings Inc.	1,169,661	1,462
*	Calithera Biosciences Inc.	189,325	1,450
*	Genesis Healthcare Inc.	403,126	1,399
*,^	Athersys Inc.	1,271,125	1,309
*	Alliance HealthCare Services Inc.	140,174	1,287
*,^	Tokai Pharmaceuticals Inc.	145,408	1,268
*	Anavex Life Sciences Corp.	226,958	1,264
*	Nivalis Therapeutics Inc.	161,630	1,251
*	Verastem Inc.	657,912	1,224
*	Dipexium Pharmaceuticals Inc.	107,079	1,199
*	AVEO Pharmaceuticals Inc.	940,983	1,186
*,^	Abeona Therapeutics Inc.	350,821	1,179
*,^	Provectus Biopharmaceuticals Inc. Class A	2,998,219	1,169
*,^	Alimera Sciences Inc.	480,433	1,163
	Psychemedics Corp.	113,707	1,153
*	Pain Therapeutics Inc.	648,731	1,135
*,^	CorMedix Inc.	557,462	1,132
*	Sunesis Pharmaceuticals Inc.	1,253,164	1,125
*	Fate Therapeutics Inc.	328,006	1,105
*,^	Mast Therapeutics Inc.	2,595,186	1,091
*	Marinus Pharmaceuticals Inc.	142,124	1,086
*	aTyr Pharma Inc.	108,007	1,062
*	Tracon Pharmaceuticals Inc.	111,895	1,034
*,^	Rexahn Pharmaceuticals Inc.	2,845,469	1,033
*,^	Asterias Biotherapeutics Inc.	260,159	1,022
*	MediciNova Inc.	286,212	1,016
*,^	Unilife Corp.	2,046,607	1,013
*	IRIDEX Corp.	107,201	996
*	Vericel Corp.	381,091	983
*	Adamis Pharmaceuticals Corp.	175,999	950
*	SCYNEXIS Inc.	152,100	945
*	Kindred Biosciences Inc.	274,066	932
*	InfuSystems Holdings Inc.	303,633	926
*	Veracyte Inc.	127,777	920
*	Achaogen Inc.	157,672	905
*,^	NanoViricides Inc.	765,867	904
*	Neos Therapeutics Inc.	62,411	894
*	Cumberland Pharmaceuticals Inc.	168,495	886
	Span-America Medical Systems Inc.	44,436	882
*	Imprimis Pharmaceuticals Inc.	126,879	879
*	EndoChoice Holdings Inc.	105,116	878
*	OncoSec Medical Inc.	370,200	877
*,^	Caladrius Biosciences Inc.	803,356	868
*,^	IsoRay Inc.	924,245	866
*	Synta Pharmaceuticals Corp.	2,453,522	864
*	EPIRUS Biopharmaceuticals Inc.	276,873	856
*	Carbylan Therapeutics Inc.	234,831	850
*	Ocera Therapeutics Inc.	264,414	825
*	MEI Pharma Inc.	506,940	811
*,^	ContraVir Pharmaceuticals Inc.	498,249	767
*	GlycoMimetics Inc.	131,030	749
	AdCare Health Systems Inc.	298,748	744
*	Alliqua BioMedical Inc.	347,173	743
*	StemCells Inc.	1,769,454	737
*,^	Apricus Biosciences Inc.	729,018	722
*	Lantheus Holdings Inc.	212,533	718
*	CAS Medical Systems Inc.	400,050	708
*	Brainstorm Cell Therapeutics Inc.	244,224	698
*	Aldeyra Therapeutics Inc.	101,870	691

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	TriVascular Technologies Inc.	101,441	675
*	Chembio Diagnostics Inc.	123,989	661
*,^	Biolase Inc.	763,675	642
*,^	TearLab Corp.	459,841	639
*	vTv Therapeutics Inc. Class A	93,692	638
*,^	Conatus Pharmaceuticals Inc.	219,865	633
*	Cancer Genetics Inc.	191,189	631
*,^	Corbus Pharmaceuticals Holdings Inc.	381,789	630
*	Recro Pharma Inc.	67,102	604
*	Repros Therapeutics Inc.	495,954	600
*,^	Second Sight Medical Products Inc.	101,204	596
*	Threshold Pharmaceuticals Inc.	1,217,315	584
*	Misonix Inc.	62,103	583
*,^	Celator Pharmaceuticals Inc.	322,916	568
*,^	Galectin Therapeutics Inc.	345,606	567
*,^	Cerulean Pharma Inc.	199,192	558
*	MyoKardia Inc.	37,810	554
*	ImmunoCellular Therapeutics Ltd.	1,547,621	550
*	Retractable Technologies Inc.	175,484	544
*,^	Mirna Therapeutics Inc.	86,203	539
*,^	Catabasis Pharmaceuticals Inc.	67,939	539
*	Cymabay Therapeutics Inc.	317,847	537
*	Vical Inc.	1,299,653	533
*,^	OncoGenex Pharmaceuticals Inc.	437,026	529
*	Catalyst Biosciences Inc.	166,056	520
*,^	CEL-SCI Corp.	1,376,786	509
*	Agile Therapeutics Inc.	52,123	509
*	Zynerba Pharmaceuticals Inc.	50,479	508
*	Celsion Corp.	262,411	504
	Daxor Corp.	66,468	502
*	Bovie Medical Corp.	235,448	494
*,^	Vermillion Inc.	259,215	467
*	CareDx Inc.	68,515	438
	Enzon Pharmaceuticals Inc.	624,707	426
*	Alphatec Holdings Inc.	1,416,564	425
*	Harvard Apparatus Regenerative Technology Inc.	192,845	420
*	BIND Therapeutics Inc.	183,435	420
*,^	iBio Inc.	683,611	383
*	Eleven Biotherapeutics Inc.	126,551	381
*	Minerva Neurosciences Inc.	61,586	374
*,^	Palatin Technologies Inc.	562,490	373
*	Cogentix Medical Inc.	289,122	373
*,^	Cytori Therapeutics Inc.	1,931,804	359
*,^	Celladon Corp.	243,153	357
*,^	Sunshine Heart Inc.	258,495	349
*	Oragenics Inc.	227,875	340
*,^	Hansen Medical Inc.	143,205	334
*	CoLucid Pharmaceuticals Inc.	38,043	318
*	Discovery Laboratories Inc.	1,479,737	317
*,^	Sophiris Bio Inc.	172,289	312
*	MGC Diagnostics Corp.	46,575	306
*	Joint Corp.	50,675	303
*	Aethlon Medical Inc.	44,092	299
*,^	GTx Inc.	426,578	299
*,^	Alexza Pharmaceuticals Inc.	425,033	298
*,^	Biocept Inc.	215,365	297
*	Wright Medical Group Inc. CVR Exp. 12/31/2049	288,011	294
*	HTG Molecular Diagnostics Inc.	65,650	286
*,^	Oculus Innovative Sciences Inc.	246,641	284
*	Invuity Inc.	31,432	277
*	Argos Therapeutics Inc.	119,485	276
	Diversicare Healthcare Services Inc.	33,583	274

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Bellerophon Therapeutics Inc.	87,474	259
*	ARCA biopharma Inc.	55,421	258
*,^	OXiGENE Inc.	343,666	256
*	AmpliPhi Biosciences Corp.	62,000	247
*	Opexa Therapeutics Inc.	88,089	245
*	Echo Therapeutics Inc.	171,131	243
*	Biodel Inc.	698,555	239
*,^	EnteroMedics Inc.	1,825,754	238
*	Cyclacel Pharmaceuticals Inc.	465,134	233
*	CASI Pharmaceuticals Inc.	241,336	232
*	Hemispherx Biopharma Inc.	2,858,987	230
*	TetraLogic Pharmaceuticals Corp.	126,006	218
*,^	Heat Biologics Inc.	88,564	216
*	Cardica Inc.	1,355,279	210
*	Zosano Pharma Corp.	88,338	197
*,^	Stereotaxis Inc.	261,780	195
*	Onconova Therapeutics Inc.	191,299	183
*,^	Neothetics Inc.	124,418	173
*	Acura Pharmaceuticals Inc.	67,640	171
*	ADMA Biologics Inc.	20,635	167
*,^	Venaxis Inc.	540,580	165
*,^	RXi Pharmaceuticals Corp.	396,875	152
*,^	Amedica Corp.	1,269,139	151
*	Presbia plc	27,300	144
*,^	Cleveland BioLabs Inc.	40,540	141
*,^	PhotoMedex Inc.	304,543	137
*	Evoke Pharma Inc.	39,971	132
*	ERBA Diagnostics Inc.	94,045	131
*	GenVec Inc.	61,174	113
*,^	NephroGenex Inc.	64,091	103
*	Bioanalytical Systems Inc.	65,847	100
*	Allied Healthcare Products Inc.	87,500	97
*,^	BioLife Solutions Inc.	44,586	97
*	CombiMatrix Corp.	129,015	95
*,^	Atossa Genetics Inc.	295,017	94
*	Ritter Pharmaceuticals Inc.	55,031	94
*	Dimension Therapeutics Inc.	7,585	86
*	ProPhase Labs Inc.	56,433	85
*	Cesca Therapeutics Inc.	438,429	80
*	Akers Biosciences Inc.	60,354	73
*	Pulmatrix Inc.	17,594	69
*	Arcadia Biosciences Inc.	22,553	69
*	Arrhythmia Research Technology Inc.	12,440	68
*	BioPharmX Corp.	44,533	68
*,^	Viking Therapeutics Inc.	18,275	62
*	Titan Pharmaceuticals Inc.	13,800	61
*	Capricor Therapeutics Inc.	19,771	61
*	Transgenomic Inc.	53,000	57
*	ImmuCell Corp.	7,633	56
*,^	Signal Genetics Inc.	70,186	52
*	NovaBay Pharmaceuticals Inc.	21,037	43
*	Immune Pharmaceuticals Inc.	58,351	43
*	USMD Holdings Inc.	5,047	37
*	Escalon Medical Corp.	29,989	33
*	EyeGate Pharmaceuticals Inc.	10,728	29
*	Milestone Scientific Inc.	10,745	25
*	Biota Pharmaceuticals Inc.	11,900	23
	Birner Dental Management Services Inc.	1,710	19
*	Hooper Holmes Inc.	289,917	18
*	Roka Bioscience Inc.	13,614	17
*	Electromed Inc.	7,600	14
*	Histogenics Corp.	3,570	12
*	Jaguar Animal Health Inc.	4,425	10
*	GlobeImmune Inc.	2,318	9
*	VBI Vaccines Inc.	3,563	8

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Semler Scientific Inc.	3,107	8
			56,149,676
Industrials (12.3%)
	General Electric Co.	173,064,066	5,390,946
	3M Co.	11,294,457	1,701,397
	Boeing Co.	11,679,686	1,688,766
	United Technologies Corp.	15,458,459	1,485,094
	Honeywell International Inc.	13,433,615	1,391,320
	United Parcel Service Inc. Class B	12,777,393	1,229,569
	Union Pacific Corp.	15,655,272	1,224,242
	Accenture plc Class A	11,454,978	1,197,045
	Lockheed Martin Corp.	4,792,721	1,040,739
	Danaher Corp.	10,690,439	992,928
*	PayPal Holdings Inc.	21,271,962	770,045
	FedEx Corp.	4,917,667	732,683
	Caterpillar Inc.	10,679,232	725,761
	Raytheon Co.	5,519,771	687,377
	Automatic Data Processing Inc.	8,093,836	685,710
	General Dynamics Corp.	4,935,072	677,882
	Northrop Grumman Corp.	3,343,433	631,274
	Emerson Electric Co.	12,011,011	574,487
	Precision Castparts Corp.	2,397,369	556,214
	Illinois Tool Works Inc.	5,674,001	525,866
*	LinkedIn Corp. Class A	2,116,216	476,318
	CSX Corp.	17,839,897	462,945
	Norfolk Southern Corp.	5,469,307	462,649
	TE Connectivity Ltd.	7,153,566	462,192
	Eaton Corp. plc	8,487,866	441,709
	Waste Management Inc.	8,187,451	436,964
	Deere & Co.	5,715,727	435,939
*	Fiserv Inc.	4,239,123	387,710
	Sherwin-Williams Co.	1,451,677	376,855
	Roper Technologies Inc.	1,843,728	349,921
	Paychex Inc.	5,927,109	313,485
	Fidelity National Information Services Inc.	5,167,567	313,155
	PACCAR Inc.	6,478,834	307,097
	Amphenol Corp. Class A	5,653,897	295,303
*	Alliance Data Systems Corp.	1,063,389	294,102
	Cummins Inc.	3,258,552	286,785
	Ingersoll-Rand plc	4,797,043	265,229
	Agilent Technologies Inc.	6,086,197	254,464
	Rockwell Automation Inc.	2,421,424	248,462
	Tyco International plc	7,752,094	247,214
	Parker-Hannifin Corp.	2,500,036	242,454
	AMETEK Inc.	4,367,598	234,060
	Vulcan Materials Co.	2,439,394	231,669
*	FleetCor Technologies Inc.	1,601,789	228,944
	Rockwell Collins Inc.	2,397,956	221,331
	WestRock Co.	4,804,070	219,162
	WW Grainger Inc.	1,061,668	215,083
*	Verisk Analytics Inc. Class A	2,793,720	214,781
*	TransDigm Group Inc.	933,194	213,188
^	Fastenal Co.	5,036,266	205,580
	Republic Services Inc. Class A	4,427,328	194,758
	Textron Inc.	4,503,690	189,200
	Xerox Corp.	17,782,304	189,026
*	Stericycle Inc.	1,556,518	187,716
	Acuity Brands Inc.	798,163	186,611
	Ball Corp.	2,498,656	181,727
	Masco Corp.	6,197,489	175,389
	Dover Corp.	2,836,827	173,926
*	Mettler-Toledo International Inc.	502,413	170,383
	Martin Marietta Materials Inc.	1,212,033	165,539
	Sealed Air Corp.	3,705,438	165,263
	Pentair plc	3,301,849	163,541

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Towers Watson & Co. Class A	1,269,303	163,055
	CH Robinson Worldwide Inc.	2,623,718	162,723
	Fortune Brands Home & Security Inc.	2,919,197	162,015
	L-3 Communications Holdings Inc.	1,289,509	154,109
	Expeditors International of Washington Inc.	3,408,168	153,708
	Global Payments Inc.	2,374,674	153,190
	Total System Services Inc.	3,017,924	150,293
	Kansas City Southern	1,993,577	148,860
	Cintas Corp.	1,588,914	144,671
*	Sensata Technologies Holding NV	3,111,252	143,304
*	Vantiv Inc. Class A	2,848,008	135,053
*	Crown Holdings Inc.	2,552,837	129,429
*	Spirit AeroSystems Holdings Inc. Class A	2,560,336	128,196
	Waste Connections Inc.	2,237,772	126,031
	JB Hunt Transport Services Inc.	1,709,018	125,374
	Fluor Corp.	2,612,859	123,379
*	United Rentals Inc.	1,700,490	123,354
	Valspar Corp.	1,449,967	120,275
	Wabtec Corp.	1,678,654	119,386
	Xylem Inc.	3,266,730	119,236
	ManpowerGroup Inc.	1,389,352	117,108
*	CoStar Group Inc.	561,135	115,981
	Broadridge Financial Solutions Inc.	2,146,663	115,340
	Allegion plc	1,745,636	115,072
	Jack Henry & Associates Inc.	1,469,157	114,682
	Packaging Corp. of America	1,791,747	112,970
	PerkinElmer Inc.	2,044,685	109,534
	Huntington Ingalls Industries Inc.	862,194	109,369
*	HD Supply Holdings Inc.	3,635,290	109,168
	Robert Half International Inc.	2,308,431	108,819
	IDEX Corp.	1,404,675	107,612
	Carlisle Cos. Inc.	1,185,103	105,107
	AO Smith Corp.	1,368,345	104,829
	Avnet Inc.	2,416,634	103,529
	ADT Corp.	3,053,402	100,701
	Flowserve Corp.	2,383,915	100,315
*	Trimble Navigation Ltd.	4,587,744	98,407
	Lennox International Inc.	781,144	97,565
*	Hubbell Inc. Class B	956,359	96,631
	Orbital ATK Inc.	1,067,514	95,372
	Macquarie Infrastructure Corp.	1,306,191	94,829
	Owens Corning	2,013,894	94,713
*	Jacobs Engineering Group Inc.	2,236,442	93,819
*	Arrow Electronics Inc.	1,721,897	93,292
*	Keysight Technologies Inc.	3,095,189	87,687
	AptarGroup Inc.	1,139,779	82,805
*	AECOM	2,751,121	82,616
	B/E Aerospace Inc.	1,908,728	80,873
	Hexcel Corp.	1,731,912	80,447
*	Berry Plastics Group Inc.	2,196,231	79,460
	Bemis Co. Inc.	1,756,725	78,508
	Graphic Packaging Holding Co.	6,001,171	76,995
	Graco Inc.	1,045,656	75,360
	Sonoco Products Co.	1,839,977	75,200
	Allison Transmission Holdings Inc.	2,880,208	74,569
*	Genpact Ltd.	2,931,956	73,240
	Jabil Circuit Inc.	3,137,809	73,080
	FLIR Systems Inc.	2,557,467	71,788
*	Old Dominion Freight Line Inc.	1,191,245	70,367
	Toro Co.	958,946	70,070
	Donaldson Co. Inc.	2,441,130	69,963
^	Chicago Bridge & Iron Co. NV	1,741,970	67,919
	Trinity Industries Inc.	2,789,499	67,004
*	Zebra Technologies Corp.	952,166	66,318

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Euronet Worldwide Inc.	902,892	65,396
	MDU Resources Group Inc.	3,562,409	65,263
	MAXIMUS Inc.	1,151,681	64,782
	Lincoln Electric Holdings Inc.	1,230,838	63,868
	Nordson Corp.	992,461	63,666
*	WEX Inc.	699,794	61,862
	Booz Allen Hamilton Holding Corp. Class A	1,982,171	61,150
	AGCO Corp.	1,336,597	60,668
	National Instruments Corp.	2,100,070	60,251
	Heartland Payment Systems Inc.	632,944	60,016
	FEI Co.	748,595	59,730
	ITT Corp.	1,618,459	58,782
	Air Lease Corp. Class A	1,750,444	58,605
*	Quanta Services Inc.	2,851,912	57,751
	BWX Technologies Inc.	1,795,341	57,038
*	IPG Photonics Corp.	625,606	55,779
*	Genesee & Wyoming Inc. Class A	1,032,471	55,433
	RR Donnelley & Sons Co.	3,754,987	55,273
	Oshkosh Corp.	1,407,340	54,943
	Ryder System Inc.	964,228	54,797
	Watsco Inc.	466,547	54,647
*	CoreLogic Inc.	1,611,591	54,568
	Curtiss-Wright Corp.	769,169	52,688
	Eagle Materials Inc.	867,806	52,442
*	First Data Corp. Class A	3,261,243	52,245
	EMCOR Group Inc.	1,087,280	52,233
*	Kirby Corp.	985,950	51,881
	Woodward Inc.	1,041,024	51,697
*	Teledyne Technologies Inc.	576,959	51,176
*	Owens-Illinois Inc.	2,937,466	51,171
	Cognex Corp.	1,485,957	50,181
	World Fuel Services Corp.	1,292,893	49,725
*,^	XPO Logistics Inc.	1,806,559	49,229
	Deluxe Corp.	901,436	49,164
	MSC Industrial Direct Co. Inc. Class A	868,136	48,850
	EnerSys	858,048	47,991
	Landstar System Inc.	815,349	47,820
	Regal Beloit Corp.	810,791	47,448
*	Louisiana-Pacific Corp.	2,575,815	46,390
	CLARCOR Inc.	903,749	44,898
*	Esterline Technologies Corp.	550,728	44,609
	KBR Inc.	2,618,865	44,311
	Littelfuse Inc.	403,853	43,216
	Silgan Holdings Inc.	784,913	42,166
	Valmont Industries Inc.	394,926	41,870
*	Universal Display Corp.	765,349	41,666
	Convergys Corp.	1,600,720	39,842
	Crane Co.	830,296	39,721
	Timken Co.	1,387,901	39,680
	HEICO Corp. Class A	790,372	38,886
*	USG Corp.	1,588,848	38,593
*	On Assignment Inc.	853,157	38,349
*	Moog Inc. Class A	630,640	38,217
*	Advisory Board Co.	768,054	38,103
*	Clean Harbors Inc.	900,357	37,500
	CEB Inc.	604,974	37,139
*	Generac Holdings Inc.	1,245,231	37,071
*	Colfax Corp.	1,578,917	36,868
	Belden Inc.	768,978	36,665
*,^	Cimpress NV	439,544	35,665
	Triumph Group Inc.	895,711	35,605
*	Armstrong World Industries Inc.	767,641	35,104
	Terex Corp.	1,878,190	34,709
^	Manitowoc Co. Inc.	2,230,773	34,242

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	WESCO International Inc.	780,308	34,084
	Matson Inc.	792,404	33,780
	GATX Corp.	777,617	33,088
	Covanta Holding Corp.	2,047,952	31,723
*	Masonite International Corp.	515,519	31,565
	Barnes Group Inc.	877,979	31,072
	Korn/Ferry International	933,470	30,973
*	Imperva Inc.	486,540	30,803
*,^	Ambarella Inc.	549,287	30,617
*	Anixter International Inc.	503,392	30,400
*	Sanmina Corp.	1,471,283	30,279
*	Greatbatch Inc.	573,063	30,086
*	OSI Systems Inc.	333,446	29,563
*	WageWorks Inc.	647,768	29,389
*	KLX Inc.	951,900	29,309
*	Coherent Inc.	446,312	29,059
	Vishay Intertechnology Inc.	2,400,947	28,931
	UniFirst Corp.	275,567	28,714
	Kennametal Inc.	1,452,861	27,895
	Mueller Industries Inc.	1,025,590	27,793
	Granite Construction Inc.	642,733	27,580
	ABM Industries Inc.	963,076	27,419
	Knight Transportation Inc.	1,129,953	27,379
*	Cardtronics Inc.	804,882	27,084
*	Proto Labs Inc.	423,276	26,958
	Tetra Tech Inc.	1,032,333	26,861
*	AMN Healthcare Services Inc.	862,855	26,792
	Applied Industrial Technologies Inc.	657,442	26,620
*	Rexnord Corp.	1,468,322	26,606
*	FTI Consulting Inc.	755,330	26,180
*	RBC Bearings Inc.	400,296	25,855
	John Bean Technologies Corp.	517,206	25,772
	Mobile Mini Inc.	822,669	25,610
	Simpson Manufacturing Co. Inc.	746,606	25,497
	Brink's Co.	881,134	25,430
	Universal Forest Products Inc.	371,281	25,384
*	ExlService Holdings Inc.	562,623	25,279
	Watts Water Technologies Inc. Class A	503,554	25,012
	MSA Safety Inc.	572,413	24,883
*	Huron Consulting Group Inc.	412,924	24,528
	Actuant Corp. Class A	1,021,502	24,475
	AZZ Inc.	437,262	24,299
	Forward Air Corp.	555,922	23,910
*,^	NeuStar Inc. Class A	977,655	23,434
	Apogee Enterprises Inc.	538,354	23,424
	Mueller Water Products Inc. Class A	2,713,586	23,337
*	Itron Inc.	640,851	23,186
	Aircastle Ltd.	1,089,761	22,765
	Essendant Inc.	696,556	22,645
	Exponent Inc.	450,527	22,504
*,^	LifeLock Inc.	1,550,901	22,255
	Joy Global Inc.	1,763,023	22,232
*	Swift Transportation Co.	1,576,503	21,787
*	Trex Co. Inc.	571,131	21,726
*	Sykes Enterprises Inc.	702,134	21,612
*	Smith & Wesson Holding Corp.	979,751	21,535
	G&K Services Inc. Class A	341,929	21,507
*,^	Knowles Corp.	1,608,854	21,446
*	Headwaters Inc.	1,260,569	21,266
*	TopBuild Corp.	685,562	21,095
	Methode Electronics Inc.	661,360	21,051
*	Plexus Corp.	600,906	20,984
	Kaman Corp.	505,766	20,640

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Hub Group Inc. Class A	619,513	20,413
*	MasTec Inc.	1,162,672	20,207
	Sturm Ruger & Co. Inc.	337,941	20,145
*	Babcock & Wilcox Enterprises Inc.	964,684	20,133
	Heartland Express Inc.	1,180,769	20,097
*	DigitalGlobe Inc.	1,280,677	20,055
*	American Woodmark Corp.	249,520	19,957
*	Benchmark Electronics Inc.	959,408	19,831
	Franklin Electric Co. Inc.	732,112	19,789
*	SPX FLOW Inc.	706,129	19,708
*	TrueBlue Inc.	762,544	19,643
	Werner Enterprises Inc.	830,940	19,436
	Albany International Corp.	527,395	19,276
*	ExamWorks Group Inc.	717,365	19,082
	Standex International Corp.	229,236	19,061
	Comfort Systems USA Inc.	669,558	19,029
*	TransUnion	685,211	18,891
	Otter Tail Corp.	708,591	18,870
	EVERTEC Inc.	1,123,245	18,803
	Brady Corp. Class A	817,987	18,797
*	Summit Materials Inc. Class A	932,486	18,687
	EnPro Industries Inc.	425,376	18,648
	Tennant Co.	330,400	18,588
*	Atlas Air Worldwide Holdings Inc.	448,179	18,528
	Cubic Corp.	391,868	18,516
*	II-VI Inc.	995,279	18,472
*	Boise Cascade Co.	703,134	17,951
*	PHH Corp.	1,105,468	17,909
*	M/A-COM Technology Solutions Holdings Inc.	429,963	17,581
	Federal Signal Corp.	1,087,208	17,232
	MTS Systems Corp.	270,434	17,148
*	Rogers Corp.	329,419	16,988
*	TASER International Inc.	972,745	16,819
	Insperity Inc.	346,305	16,675
	ESCO Technologies Inc.	460,765	16,652
	AAON Inc.	716,143	16,629
	Greif Inc. Class A	536,920	16,543
	Greenbrier Cos. Inc.	497,052	16,214
	AAR Corp.	606,050	15,933
*	Inovalon Holdings Inc. Class A	934,113	15,880
	Primoris Services Corp.	714,659	15,744
*	Aerojet Rocketdyne Holdings Inc.	977,422	15,306
*	TriMas Corp.	807,610	15,062
*	Veeco Instruments Inc.	726,222	14,931
	Advanced Drainage Systems Inc.	619,265	14,881
*	Paylocity Holding Corp.	365,859	14,836
^	Lindsay Corp.	203,608	14,741
*	TriNet Group Inc.	754,392	14,597
*	Meritor Inc.	1,736,237	14,498
	Badger Meter Inc.	247,350	14,492
*	US Concrete Inc.	272,033	14,325
*	Wabash National Corp.	1,209,344	14,307
*	Builders FirstSource Inc.	1,289,951	14,293
*	Fabrinet	599,777	14,287
*	Navigant Consulting Inc.	881,448	14,156
*	Rofin-Sinar Technologies Inc.	506,909	13,575
	US Ecology Inc.	371,929	13,553
	Quanex Building Products Corp.	649,003	13,532
	Griffon Corp.	756,094	13,458
	Multi-Color Corp.	223,505	13,368
	Astec Industries Inc.	328,223	13,359
	ManTech International Corp. Class A	440,570	13,323
*	Gibraltar Industries Inc.	523,531	13,319
	Sun Hydraulics Corp.	414,467	13,151
	CIRCOR International Inc.	310,455	13,086

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Continental Building Products Inc.	746,326	13,031
*	Aegion Corp. Class A	664,260	12,827
*	Astronics Corp.	307,978	12,538
	Encore Wire Corp.	335,468	12,443
*	Wesco Aircraft Holdings Inc.	1,024,862	12,268
	Kforce Inc.	477,263	12,065
^	Outerwall Inc.	328,780	12,014
*	ICF International Inc.	335,143	11,918
*	Tutor Perini Corp.	710,442	11,893
*	Team Inc.	366,745	11,721
*	UTi Worldwide Inc.	1,645,862	11,570
	McGrath RentCorp	449,634	11,326
	Harsco Corp.	1,435,546	11,312
*	Press Ganey Holdings Inc.	357,985	11,294
	Altra Industrial Motion Corp.	448,660	11,252
	General Cable Corp.	837,486	11,247
*	Newport Corp.	679,726	10,787
	Resources Connection Inc.	657,303	10,740
	Raven Industries Inc.	683,380	10,661
*	Aerovironment Inc.	361,726	10,660
*	Engility Holdings Inc.	328,182	10,659
	AVX Corp.	869,075	10,551
	Materion Corp.	369,028	10,333
	CTS Corp.	584,495	10,311
*	Lydall Inc.	290,586	10,310
*	RPX Corp.	934,750	10,282
*	Saia Inc.	457,713	10,184
*	Patrick Industries Inc.	233,384	10,152
	HEICO Corp.	183,907	9,997
*	Echo Global Logistics Inc.	490,143	9,994
	H&E Equipment Services Inc.	571,321	9,987
*	Cross Country Healthcare Inc.	602,449	9,874
	Viad Corp.	348,308	9,833
	Cass Information Systems Inc.	186,902	9,618
*	Thermon Group Holdings Inc.	567,686	9,605
	TAL International Group Inc.	596,941	9,491
	TeleTech Holdings Inc.	338,986	9,461
*	PGT Inc.	830,316	9,457
	ArcBest Corp.	435,747	9,321
*	Air Transport Services Group Inc.	916,508	9,238
*	FARO Technologies Inc.	308,251	9,100
*	Monster Worldwide Inc.	1,548,420	8,872
	Gorman-Rupp Co.	323,580	8,649
	Alamo Group Inc.	165,456	8,620
*	Installed Building Products Inc.	345,338	8,575
	Ennis Inc.	444,926	8,565
	Kelly Services Inc. Class A	528,603	8,537
	Heidrick & Struggles International Inc.	309,538	8,426
	Global Brass & Copper Holdings Inc.	387,534	8,254
*	CBIZ Inc.	837,164	8,254
*,^	Navistar International Corp.	910,776	8,051
*	TTM Technologies Inc.	1,231,743	8,019
*	YRC Worldwide Inc.	565,371	8,017
	Douglas Dynamics Inc.	378,881	7,983
*	Rentrak Corp.	164,848	7,835
^	American Railcar Industries Inc.	169,298	7,835
	Marten Transport Ltd.	439,231	7,774
	Hyster-Yale Materials Handling Inc.	146,599	7,689
	Kadant Inc.	188,546	7,657
*	Nortek Inc.	174,992	7,633
*	MYR Group Inc.	367,787	7,580
	Argan Inc.	230,647	7,473
	NN Inc.	454,172	7,240

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	DHI Group Inc.	762,782	6,995
	Myers Industries Inc.	508,799	6,777
*	GSI Group Inc.	492,032	6,701
*	NCI Building Systems Inc.	537,677	6,673
*	DXP Enterprises Inc.	282,162	6,433
	Schnitzer Steel Industries Inc.	447,002	6,423
	Columbus McKinnon Corp.	338,415	6,396
	Insteel Industries Inc.	297,269	6,219
*	Kimball Electronics Inc.	557,228	6,124
	SPX Corp.	655,166	6,113
*	GP Strategies Corp.	233,269	5,857
	Park-Ohio Holdings Corp.	157,875	5,807
	American Science & Engineering Inc.	140,124	5,798
*	Mistras Group Inc.	302,673	5,778
^	Textainer Group Holdings Ltd.	408,298	5,761
*	PowerSecure International Inc.	381,734	5,745
	Landauer Inc.	170,328	5,607
	TimkenSteel Corp.	659,866	5,530
	Daktronics Inc.	629,183	5,486
*	Roadrunner Transportation Systems Inc.	581,350	5,482
*	AEP Industries Inc.	68,682	5,299
*	Bazaarvoice Inc.	1,209,617	5,298
	Park Electrochemical Corp.	351,447	5,293
	Barrett Business Services Inc.	121,174	5,276
*	Landec Corp.	439,138	5,195
*	Everi Holdings Inc.	1,177,183	5,168
	Mesa Laboratories Inc.	50,766	5,051
	Celadon Group Inc.	501,560	4,960
*	InnerWorkings Inc.	661,185	4,959
*	Lionbridge Technologies Inc.	994,607	4,884
*	Multi Packaging Solutions International Ltd.	272,320	4,725
	NVE Corp.	83,161	4,672
*	ServiceSource International Inc.	1,013,396	4,672
	LSI Industries Inc.	376,911	4,595
*	Ply Gem Holdings Inc.	365,798	4,587
	Quad/Graphics Inc.	488,621	4,544
	VSE Corp.	72,692	4,520
	Checkpoint Systems Inc.	715,192	4,484
*,^	Energy Recovery Inc.	626,168	4,427
*	Furmanite Corp.	643,065	4,283
	Powell Industries Inc.	164,271	4,276
	FreightCar America Inc.	219,111	4,257
*	Covenant Transportation Group Inc. Class A	224,480	4,240
*	BMC Stock Holdings Inc.	243,883	4,085
*	Great Lakes Dredge & Dock Corp.	1,021,756	4,046
*	Milacron Holdings Corp.	303,629	3,798
*	Era Group Inc.	340,079	3,792
	CECO Environmental Corp.	491,025	3,771
	Acacia Research Corp.	870,953	3,736
*	Maxwell Technologies Inc.	521,313	3,722
*	Casella Waste Systems Inc. Class A	611,602	3,657
*	Multi-Fineline Electronix Inc.	168,651	3,488
	Miller Industries Inc.	154,675	3,369
*	Kratos Defense & Security Solutions Inc.	819,552	3,360
*	Horizon Global Corp.	314,114	3,257
*	Franklin Covey Co.	189,805	3,177
*	CAI International Inc.	300,803	3,032
	NACCO Industries Inc. Class A	71,825	3,031
*	CRA International Inc.	160,733	2,998
*,^	MINDBODY Inc. Class A	198,077	2,997
	LB Foster Co. Class A	219,290	2,996
*	Ducommun Inc.	183,802	2,981
*	ARC Document Solutions Inc.	672,458	2,972
	Graham Corp.	174,711	2,939
	Bel Fuse Inc. Class B	169,743	2,935

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Sparton Corp.	145,783	2,914
*	PFSweb Inc.	223,840	2,881
*	UFP Technologies Inc.	120,128	2,861
	Allied Motion Technologies Inc.	108,637	2,844
	Electro Rent Corp.	304,296	2,800
	Hurco Cos. Inc.	103,360	2,745
*	USA Truck Inc.	157,251	2,744
*	TRC Cos. Inc.	291,232	2,694
	Hardinge Inc.	288,250	2,687
*	Evolent Health Inc. Class A	219,720	2,661
*	Sharps Compliance Corp.	305,221	2,655
	Black Box Corp.	271,577	2,588
*,^	CUI Global Inc.	366,457	2,580
*	Vicor Corp.	272,529	2,485
*	Heritage-Crystal Clean Inc.	232,668	2,466
*	Willis Lease Finance Corp.	122,689	2,466
*	Hill International Inc.	616,720	2,393
*,^	Control4 Corp.	329,066	2,392
*,^	MicroVision Inc.	821,900	2,351
*	Electro Scientific Industries Inc.	452,298	2,347
*,^	Eagle Bulk Shipping Inc.	654,989	2,306
	Twin Disc Inc.	213,122	2,242
*	Lawson Products Inc.	94,237	2,200
	Universal Truckload Services Inc.	155,946	2,189
*	Vishay Precision Group Inc.	187,891	2,127
*	Xerium Technologies Inc.	176,654	2,093
*	Energy Focus Inc.	150,203	2,065
*	Orion Marine Group Inc.	490,153	2,044
*	Higher One Holdings Inc.	618,084	2,003
	Houston Wire & Cable Co.	378,648	1,999
*,^	NV5 Global Inc.	90,895	1,998
*	Northwest Pipe Co.	175,280	1,961
*	EnerNOC Inc.	504,744	1,943
*	Intevac Inc.	411,139	1,936
*	Kemet Corp.	800,263	1,897
*,^	Research Frontiers Inc.	360,926	1,880
*	Astronics Corp. Class B	46,196	1,878
	Eastern Co.	96,910	1,817
*	Ameresco Inc. Class A	288,977	1,806
*	Sterling Construction Co. Inc.	296,187	1,801
*	Layne Christensen Co.	341,451	1,796
*,^	Energous Corp.	226,093	1,788
	National Research Corp. Class A	109,976	1,764
*	PRGX Global Inc.	470,499	1,750
*	Planet Payment Inc.	568,961	1,735
*	SL Industries Inc.	54,078	1,724
*	LMI Aerospace Inc.	170,345	1,715
	United States Lime & Minerals Inc.	31,038	1,706
	Supreme Industries Inc. Class A	248,880	1,705
*	PAM Transportation Services Inc.	61,693	1,702
	Dynamic Materials Corp.	242,869	1,698
	CDI Corp.	246,500	1,666
*,^	Blue Bird Corp.	161,939	1,642
	Universal Technical Institute Inc.	351,925	1,640
	Spartan Motors Inc.	527,159	1,639
*,^	Manitex International Inc.	269,638	1,604
*,^	Power Solutions International Inc.	87,093	1,589
	ModusLink Global Solutions Inc.	634,148	1,573
*,^	ExOne Co.	153,900	1,545
	Richardson Electronics Ltd.	271,503	1,539
	Information Services Group Inc.	419,236	1,518
*	Commercial Vehicle Group Inc.	536,566	1,481
	Omega Flex Inc.	44,518	1,470
*	Accuride Corp.	867,885	1,441

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*,^	Patriot National Inc.	212,461	1,426
*	Neff Corp. Class A	185,510	1,421
*	Hudson Global Inc.	479,777	1,401
*,^	American Superconductor Corp.	219,586	1,399
*	Aspen Aerogels Inc.	225,000	1,366
*	Perceptron Inc.	168,972	1,316
*	Hudson Technologies Inc.	436,201	1,296
*	Mattersight Corp.	196,394	1,288
*	Napco Security Technologies Inc.	215,491	1,271
*	Willdan Group Inc.	146,259	1,226
*	CPI Aerostructures Inc.	120,673	1,174
	Crawford & Co. Class B	219,434	1,165
*,^	Applied DNA Sciences Inc.	351,468	1,139
	Crawford & Co. Class A	217,594	1,103
*,^	Synthesis Energy Systems Inc.	1,117,647	1,072
*	Ultralife Corp.	165,009	1,066
*	Radiant Logistics Inc.	310,329	1,064
	Global Power Equipment Group Inc.	287,939	1,002
*	Orion Energy Systems Inc.	453,341	984
	National Research Corp. Class B	26,971	966
*	Breeze-Eastern Corp.	47,816	947
*	Frequency Electronics Inc.	88,389	939
*	Iteris Inc.	426,979	918
*	Gencor Industries Inc.	79,762	901
*	CyberOptics Corp.	116,386	890
*	General Finance Corp.	220,467	880
*,^	Cenveo Inc.	994,568	867
*,^	ClearSign Combustion Corp.	175,508	851
*	Volt Information Sciences Inc.	101,733	828
	MOCON Inc.	55,449	806
	Espey Manufacturing & Electronics Corp.	30,766	801
*	Patriot Transportation Holding Inc.	34,473	800
*	Integrated Electrical Services Inc.	70,864	784
*	Ballantyne Strong Inc.	163,571	746
*	Key Technology Inc.	67,425	699
*	Arotech Corp.	334,820	683
*	Innovative Solutions & Support Inc.	238,921	659
*	Lincoln Educational Services Corp.	330,578	658
*,^	Revolution Lighting Technologies Inc.	820,317	652
*	StarTek Inc.	181,371	649
*	Rand Logistics Inc.	380,273	608
*,^	A. M. Castle & Co.	370,719	589
*	MFRI Inc.	85,003	556
*	Perma-Fix Environmental Services	144,397	540
*,^	Rubicon Technology Inc.	456,333	520
	RF Industries Ltd.	117,094	514
*	Versar Inc.	164,937	510
	Air Industries Group	63,766	505
*	Goldfield Corp.	322,941	501
*	Air T Inc.	19,270	472
*	Fuel Tech Inc.	249,091	471
*	Broadwind Energy Inc.	220,680	459
*,^	Digital Ally Inc.	72,345	457
*,^	Capstone Turbine Corp.	292,067	409
*,^	Turtle Beach Corp.	191,477	385
*	UQM Technologies Inc.	574,458	382
*,^	Odyssey Marine Exploration Inc.	1,346,953	364
*,^	Vertex Energy Inc.	323,481	356
*	Wireless Telecom Group Inc.	205,351	353
*	LightPath Technologies Inc. Class A	122,799	348
	AMCON Distributing Co.	4,112	333
*	Image Sensing Systems Inc.	88,473	323
*	Active Power Inc.	244,883	318
*	BlueLinx Holdings Inc.	597,002	316

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Astrotech Corp.	194,445	298
*	eMagin Corp.	211,710	294
*	SIFCO Industries Inc.	29,538	281
*	Echelon Corp.	49,428	279
	Chicago Rivet & Machine Co.	11,046	258
*	IEC Electronics Corp.	78,991	258
*	Erickson Inc.	123,800	255
*	ENGlobal Corp.	236,848	230
*	Sevcon Inc.	21,782	228
*	SigmaTron International Inc.	30,172	227
*,^	Lightbridge Corp.	203,945	206
*	Quest Resource Holding Corp.	301,550	202
*	DLH Holdings Corp.	47,352	198
	EnviroStar Inc.	47,800	198
*	API Technologies Corp.	131,804	182
*	AMREP Corp.	41,386	180
*	Asure Software Inc.	38,646	174
*	Swisher Hygiene Inc.	175,315	169
*	Onvia Inc.	44,738	166
*	Marathon Patent Group Inc.	103,606	166
*,^	Nuverra Environmental Solutions Inc.	304,361	156
*	Sypris Solutions Inc.	141,883	155
	Bel Fuse Inc. Class A	10,580	154
*	American Electric Technologies Inc.	72,950	152
*	Luna Innovations Inc.	127,530	138
	Ecology and Environment Inc.	13,280	136
*	Aqua Metals Inc.	21,121	113
*	American DG Energy Inc.	324,240	108
*	Continental Materials Corp.	7,139	107
*	Overseas Shipholding Group Inc. Class B	31,082	103
*	Pioneer Power Solutions Inc.	26,639	103
*	Giga-tronics Inc.	59,200	96
*	Flextronics International Ltd.	7,608	85
*	Cartesian Inc.	33,694	74
*	Nortech Systems Inc.	17,942	70
*	Industrial Services of America Inc.	48,993	64
*	IntriCon Corp.	7,964	60
*,^	Spherix Inc.	391,700	57
*	Vicon Industries Inc.	29,860	53
*	CryoPort Inc.	23,613	48
*	AeroCentury Corp.	3,772	48
*,^	EnSync Inc.	111,094	42
*	Micronet Enertec Technologies Inc.	19,850	42
	Servotronics Inc.	4,914	40
*	Payment Data Systems Inc.	18,232	36
*	Document Security Systems Inc.	203,373	35
	WSI Industries Inc.	6,300	27
	Art's-Way Manufacturing Co. Inc.	7,669	24
*	Command Security Corp.	9,727	22
*	Tel-Instrument Electronics Corp.	4,297	21
*	Cemtrex Inc.	3,752	9
*	Overseas Shipholding Group Inc. Class A	3,108	9
*	Electro-Sensors Inc.	1,300	5
*	JetPay Corp.	729	2
*	CTPartners Executive Search Inc.	100,659	—
*	LGL GROUP INC WARRANTS EXP 6/8/18	3,000	—
			49,185,181
Oil & Gas (6.0%)
	Exxon Mobil Corp.	76,325,369	5,949,562
	Chevron Corp.	34,502,641	3,103,858
	Schlumberger Ltd.	23,113,905	1,612,195
	ConocoPhillips	22,627,022	1,056,456
	Occidental Petroleum Corp.	13,992,254	946,016
	Phillips 66	8,796,856	719,583

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	EOG Resources Inc.	10,073,065	713,072
	Valero Energy Corp.	8,823,174	623,887
	Kinder Morgan Inc.	34,771,661	518,793
	Halliburton Co.	14,885,384	506,698
	Marathon Petroleum Corp.	9,768,176	506,382
	Anadarko Petroleum Corp.	9,309,920	452,276
	Baker Hughes Inc.	7,984,167	368,469
	Pioneer Natural Resources Co.	2,736,272	343,074
	Williams Cos. Inc.	12,369,888	317,906
	Apache Corp.	6,921,511	307,800
	Spectra Energy Corp.	12,281,561	294,021
	Noble Energy Inc.	7,831,542	257,893
	Tesoro Corp.	2,206,936	232,545
	National Oilwell Varco Inc.	6,932,060	232,155
	Devon Energy Corp.	7,177,581	229,683
	Hess Corp.	4,700,097	227,861
*	Cameron International Corp.	3,495,783	220,933
*	Concho Resources Inc.	2,363,760	219,499
	Marathon Oil Corp.	12,425,514	156,437
	Cimarex Energy Co.	1,729,101	154,547
	EQT Corp.	2,787,052	145,289
	Columbia Pipeline Group Inc.	7,111,097	142,222
*	Cheniere Energy Inc.	3,690,142	137,458
	HollyFrontier Corp.	3,404,815	135,818
	Cabot Oil & Gas Corp.	7,570,104	133,915
*	Weatherford International plc	14,439,462	121,147
*	FMC Technologies Inc.	4,156,420	120,578
*,^	Antero Resources Corp.	4,822,006	105,120
	Helmerich & Payne Inc.	1,854,137	99,289
*	Newfield Exploration Co.	2,982,622	97,114
	OGE Energy Corp.	3,611,158	94,937
*	First Solar Inc.	1,384,590	91,369
^	Core Laboratories NV	806,683	87,719
*	Diamondback Energy Inc.	1,214,789	81,269
^	Transocean Ltd.	6,399,313	79,223
	Range Resources Corp.	2,940,820	72,374
	Murphy Oil Corp.	2,994,876	67,235
	Oceaneering International Inc.	1,769,485	66,391
	PBF Energy Inc. Class A	1,786,061	65,745
	Ensco plc Class A	4,260,540	65,570
	Energen Corp.	1,429,900	58,612
*,^	Southwestern Energy Co.	7,014,782	49,875
^	Chesapeake Energy Corp.	11,026,789	49,621
	Nabors Industries Ltd.	5,824,699	49,568
*	Gulfport Energy Corp.	1,983,369	48,731
^	Noble Corp. plc	4,373,005	46,135
	Western Refining Inc.	1,290,164	45,956
	QEP Resources Inc.	3,250,864	43,562
*	Dril-Quip Inc.	699,898	41,455
*,^	Continental Resources Inc.	1,762,213	40,496
*	PDC Energy Inc.	725,813	38,744
	Patterson-UTI Energy Inc.	2,533,888	38,211
	Rowan Cos. plc Class A	2,236,457	37,908
	Superior Energy Services Inc.	2,741,631	36,930
*	Whiting Petroleum Corp.	3,828,139	36,138
*	Cobalt International Energy Inc.	6,406,433	34,595
*	Parsley Energy Inc. Class A	1,829,062	33,746
*	Memorial Resource Development Corp.	1,851,344	29,899
*,^	SunPower Corp. Class A	996,290	29,899
*	Carrizo Oil & Gas Inc.	1,010,654	29,895
*	WPX Energy Inc.	5,181,267	29,740
*,^	NOW Inc.	1,849,493	29,259
*	RSP Permian Inc.	1,133,441	27,645
	Targa Resources Corp.	975,578	26,399

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Matador Resources Co.	1,329,527	26,285
*	Oil States International Inc.	929,312	25,324
	SM Energy Co.	1,271,596	25,000
	Delek US Holdings Inc.	993,431	24,438
^	Diamond Offshore Drilling Inc.	1,114,202	23,510
	SemGroup Corp. Class A	809,147	23,352
*	MRC Global Inc.	1,755,828	22,650
	Pattern Energy Group Inc. Class A	1,005,233	21,019
*,^	Oasis Petroleum Inc.	2,492,849	18,372
*,^	Laredo Petroleum Inc.	2,172,852	17,361
*	SEACOR Holdings Inc.	301,624	15,853
	Bristow Group Inc.	594,929	15,409
^	RPC Inc.	1,251,327	14,953
*	Rice Energy Inc.	1,361,790	14,843
	Green Plains Inc.	646,557	14,806
*	McDermott International Inc.	4,338,738	14,535
*	Synergy Resources Corp.	1,596,701	13,604
*	Forum Energy Technologies Inc.	1,078,558	13,439
	California Resources Corp.	5,754,154	13,407
^	Denbury Resources Inc.	6,555,179	13,241
	CVR Energy Inc.	330,545	13,007
*	Callon Petroleum Co.	1,404,994	11,718
*	Unit Corp.	918,989	11,212
^	Atwood Oceanics Inc.	1,085,138	11,101
*	TETRA Technologies Inc.	1,426,526	10,727
*,^	Flotek Industries Inc.	918,901	10,512
*	Chart Industries Inc.	553,375	9,939
*	Matrix Service Co.	475,860	9,774
*	Exterran Corp.	591,589	9,495
*	Par Pacific Holdings Inc.	399,428	9,402
*	Helix Energy Solutions Group Inc.	1,728,399	9,091
*	Archrock Inc.	1,195,562	8,991
	Alon USA Energy Inc.	566,290	8,404
*	Newpark Resources Inc.	1,423,481	7,516
*,^	Plug Power Inc.	3,245,462	6,848
*,^	Ultra Petroleum Corp.	2,681,289	6,703
*	REX American Resources Corp.	122,176	6,606
^	CARBO Ceramics Inc.	360,993	6,209
^	Tidewater Inc.	848,681	5,907
*	Hornbeck Offshore Services Inc.	576,208	5,727
*	Renewable Energy Group Inc.	551,301	5,122
*,^	C&J Energy Services Ltd.	1,059,628	5,044
*	Natural Gas Services Group Inc.	207,024	4,617
	Tesco Corp.	637,507	4,616
*	Pacific Ethanol Inc.	958,004	4,579
*	Stone Energy Corp.	1,009,385	4,330
*,^	Sanchez Energy Corp.	988,338	4,260
	Panhandle Oil and Gas Inc. Class A	258,414	4,176
*	Bonanza Creek Energy Inc.	760,561	4,008
*,^	Northern Oil and Gas Inc.	1,023,306	3,950
*	Parker Drilling Co.	2,131,049	3,878
*,^	EXCO Resources Inc.	3,014,219	3,738
*,^	Bill Barrett Corp.	925,753	3,638
*	Trecora Resources	272,819	3,380
*	Green Brick Partners Inc.	466,828	3,361
*	Clayton Williams Energy Inc.	111,863	3,308
*	PHI Inc.	199,995	3,282
*	Ring Energy Inc.	456,180	3,216
*,^	EP Energy Corp. Class A	729,650	3,196
*	Geospace Technologies Corp.	220,904	3,108
	Gulf Island Fabrication Inc.	294,520	3,081
*,^	Solazyme Inc.	1,146,264	2,843
*	Willbros Group Inc.	977,494	2,629
*	Pioneer Energy Services Corp.	1,157,343	2,511

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*,^	FuelCell Energy Inc.	423,635	2,101
*,^	SandRidge Energy Inc.	10,461,259	2,092
*	Abraxas Petroleum Corp.	1,957,369	2,075
*,^	Gulfmark Offshore Inc.	442,494	2,066
*,^	Basic Energy Services Inc.	744,281	1,995
*	Jones Energy Inc. Class A	510,685	1,966
*,^	Enphase Energy Inc.	552,239	1,938
*	Gastar Exploration Inc.	1,441,735	1,889
*,^	Halcon Resources Corp.	1,459,991	1,840
^	Energy XXI Ltd.	1,810,190	1,828
*	Contango Oil & Gas Co.	283,542	1,817
	Evolution Petroleum Corp.	361,379	1,738
*	VAALCO Energy Inc.	1,083,761	1,734
*,^	Approach Resources Inc.	849,924	1,564
*,^	Eclipse Resources Corp.	825,126	1,502
*	Key Energy Services Inc.	3,039,165	1,465
*,^	W&T Offshore Inc.	623,979	1,441
*,^	Comstock Resources Inc.	760,452	1,422
*	Independence Contract Drilling Inc.	266,700	1,347
	Dawson Geophysical Co.	380,690	1,317
*,^	Triangle Petroleum Corp.	1,666,236	1,283
*	ION Geophysical Corp.	2,531,976	1,274
	Adams Resources & Energy Inc.	32,683	1,255
*,^	Rex Energy Corp.	1,112,967	1,169
*,^	Resolute Energy Corp.	1,334,836	1,161
*,^	Seventy Seven Energy Inc.	1,097,172	1,152
*	Ideal Power Inc.	124,302	994
*	Zion Oil & Gas Inc.	442,206	822
*	Aemetis Inc.	269,539	782
*,^	Amyris Inc.	471,488	764
*,^	MagneGas Corp.	426,306	686
*	Mitcham Industries Inc.	217,180	654
*	PetroQuest Energy Inc.	1,079,148	540
*,^	Penn Virginia Corp.	1,260,560	379
*	Dakota Plains Holdings Inc.	1,276,479	317
*	Harvest Natural Resources Inc.	708,487	301
*	Warren Resources Inc.	1,371,765	288
*	Eco-Stim Energy Solutions Inc.	76,612	240
*,^	Goodrich Petroleum Corp.	887,364	236
*	PrimeEnergy Corp.	4,540	233
*,^	Blue Earth Inc.	399,346	200
*	Enservco Corp.	365,671	197
*,^	Torchlight Energy Resources Inc.	189,285	191
*,^	Glori Energy Inc.	472,092	168
*,^	Gevo Inc.	220,570	137
*	SAExploration Holdings Inc.	65,685	131
*,^	Emerald Oil Inc.	112,534	127
*,^	Midstates Petroleum Co. Inc.	61,659	125
*	Superior Drilling Products Inc.	97,596	103
*	Yuma Energy Inc.	215,013	41
*	PHI Inc.	2,285	41
*	Forbes Energy Services Ltd.	85,788	25
*	Tengasco Inc.	177,040	21
*	Royale Energy Inc.	54,098	19
*	US Energy Corp. Wyoming	119,438	19
*	GreenHunter Resources Inc.	145,065	15
*	FX Energy Inc.	2,200	2
*	Magellan Petroleum Corp.	3,526	2
			23,905,794
Other (0.0%)[2]
*	Leap Wireless International Inc CVR	872,848	2,200
*	Adolor Corp. Rights Exp. 07/01/2019	592,629	308
*	Chelsea Therapeutics International Ltd. CVR Exp. 12/31/2016	1,157,305	127
*	Ambit Biosciences Corp. CVR Rights	201,330	121

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	NuPathe Inc. CVR	158,681	95
*	Omthera Pharmaceuticals Inc. CVR	121,311	73
*,^	Cubist Pharmaceuticals, Inc. CVR	511,822	67
*	Clinical Data Contingent Value Rights	216,285	—
*	Gerber Scientific Inc. CVR	388,581	—
*	Hooper Holmes Inc. Rights Expire 1/18/2016	438,539	—
*,^	Biosante Pharmaceutical Inc CVR	253,823	—
*,^	Magnum Hunter Resources Corp. Warrants Expire 4/15/2016	224,250	—
*	Allen Organ Co. Escrow Shares	11,462	—
*	Trubion Pharmaceuticals Inc. CVR	104	—
			2,991
Technology (16.1%)
	Apple Inc.	97,115,836	10,222,413
	Microsoft Corp.	139,139,690	7,719,470
*	Alphabet Inc. Class A	5,349,364	4,161,859
*	Facebook Inc. Class A	39,548,793	4,139,177
*	Alphabet Inc.	5,376,206	4,079,895
	Intel Corp.	86,562,141	2,982,066
	Cisco Systems Inc.	93,085,371	2,527,733
	International Business Machines Corp.	16,011,036	2,203,439
	Oracle Corp.	58,669,027	2,143,180
	QUALCOMM Inc.	27,557,132	1,377,443
	Texas Instruments Inc.	18,606,365	1,019,815
	EMC Corp.	35,567,422	913,371
*	salesforce.com inc	11,563,653	906,590
*	Adobe Systems Inc.	8,685,075	815,876
	Avago Technologies Ltd. Class A	4,806,244	697,626
*	Cognizant Technology Solutions Corp. Class A	11,145,023	668,924
	Broadcom Corp. Class A	10,284,313	594,639
*	Yahoo! Inc.	15,577,409	518,105
	Hewlett Packard Enterprise Co.	33,067,963	502,633
	Intuit Inc.	4,599,062	443,809
	Applied Materials Inc.	22,020,420	411,121
	Corning Inc.	21,708,526	396,832
	HP Inc.	33,073,760	391,593
*	Cerner Corp.	5,638,662	339,278
	Analog Devices Inc.	5,720,667	316,467
	NVIDIA Corp.	9,364,408	308,651
*	Micron Technology Inc.	19,908,420	281,903
	SanDisk Corp.	3,678,984	279,566
*	Red Hat Inc.	3,344,724	276,977
	Skyworks Solutions Inc.	3,503,365	269,164
*	Palo Alto Networks Inc.	1,494,118	263,174
	Symantec Corp.	12,353,471	259,423
*	Autodesk Inc.	4,142,950	252,430
	Western Digital Corp.	4,033,837	242,232
*	ServiceNow Inc.	2,761,518	239,037
	Lam Research Corp.	2,901,127	230,408
	Xilinx Inc.	4,711,384	221,294
*	Twitter Inc.	9,399,611	217,507
	Motorola Solutions Inc.	2,974,861	203,629
*	Citrix Systems Inc.	2,690,110	203,507
	Seagate Technology plc	5,478,189	200,830
	KLA-Tencor Corp.	2,858,754	198,255
	Maxim Integrated Products Inc.	5,204,057	197,754
	Harris Corp.	2,264,663	196,799
	Linear Technology Corp.	4,378,883	185,971
	Juniper Networks Inc.	6,703,289	185,011
	CA Inc.	5,993,480	171,174
	Microchip Technology Inc.	3,614,526	168,220
*	Akamai Technologies Inc.	3,095,358	162,909
*	Workday Inc. Class A	2,029,672	161,724
*,^	VeriSign Inc.	1,742,586	152,232
*	ANSYS Inc.	1,630,438	150,816

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	NetApp Inc.	5,412,603	143,596
*	Splunk Inc.	2,347,378	138,049
	CDK Global Inc.	2,904,745	137,888
*	Qorvo Inc.	2,590,682	131,866
*	Synopsys Inc.	2,843,363	129,686
*	Gartner Inc.	1,428,353	129,552
*	F5 Networks Inc.	1,299,123	125,963
	CDW Corp.	2,767,779	116,357
*,^	athenahealth Inc.	710,271	114,332
*	Cadence Design Systems Inc.	5,435,073	113,104
	SS&C Technologies Holdings Inc.	1,500,371	102,430
*	Tyler Technologies Inc.	579,359	100,994
*	Ultimate Software Group Inc.	494,469	96,674
*	Tableau Software Inc. Class A	961,015	90,547
*	Nuance Communications Inc.	4,527,745	90,057
*	Manhattan Associates Inc.	1,326,854	87,798
	IAC/InterActiveCorp	1,399,567	84,044
*	Fortinet Inc.	2,677,187	83,448
	Ingram Micro Inc.	2,717,899	82,570
	Computer Sciences Corp.	2,508,024	81,962
*,^	VMware Inc. Class A	1,437,405	81,314
	Teradyne Inc.	3,821,503	78,990
	Garmin Ltd.	2,089,801	77,678
*	Guidewire Software Inc.	1,282,607	77,162
	Pitney Bowes Inc.	3,621,558	74,785
	CSRA Inc.	2,486,624	74,599
*	ON Semiconductor Corp.	7,537,548	73,868
	Leidos Holdings Inc.	1,308,963	73,642
*	ARRIS Group Inc.	2,397,661	73,297
*,^	NCR Corp.	2,950,891	72,179
*	PTC Inc.	2,072,092	71,757
*	Integrated Device Technology Inc.	2,674,964	70,485
	Brocade Communications Systems Inc.	7,541,976	69,235
	j2 Global Inc.	832,315	68,516
	DST Systems Inc.	598,037	68,212
	Solera Holdings Inc.	1,230,333	67,459
	Marvell Technology Group Ltd.	7,569,737	66,765
*	SolarWinds Inc.	1,132,070	66,679
*	Teradata Corp.	2,473,857	65,359
*	Cavium Inc.	969,601	63,712
	Atmel Corp.	7,302,255	62,872
*	NetSuite Inc.	732,385	61,974
*	IMS Health Holdings Inc.	2,385,869	60,768
*	EPAM Systems Inc.	767,817	60,366
*	CommScope Holding Co. Inc.	2,256,665	58,425
*	Aspen Technology Inc.	1,509,506	56,999
*	Microsemi Corp.	1,746,161	56,907
	Cypress Semiconductor Corp.	5,769,707	56,601
	Blackbaud Inc.	845,443	55,681
*	VeriFone Systems Inc.	1,970,603	55,216
*	Rackspace Hosting Inc.	2,172,648	55,011
*	FireEye Inc.	2,638,284	54,718
*	NetScout Systems Inc.	1,752,443	53,800
*	Qlik Technologies Inc.	1,691,139	53,541
*	Synaptics Inc.	661,767	53,166
*,^	Arista Networks Inc.	680,862	52,998
	Fair Isaac Corp.	561,675	52,899
*	Allscripts Healthcare Solutions Inc.	3,412,655	52,487
*	Ciena Corp.	2,454,312	50,780
*,^	Cree Inc.	1,887,457	50,338
	SYNNEX Corp.	535,801	48,185
*	ViaSat Inc.	787,028	48,017
*	Medidata Solutions Inc.	949,429	46,797

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Proofpoint Inc.	712,356	46,310
*	Verint Systems Inc.	1,131,466	45,892
*	ACI Worldwide Inc.	2,128,339	45,546
*	Infinera Corp.	2,508,912	45,461
*	Fairchild Semiconductor International Inc. Class A	2,076,142	42,997
*	Tech Data Corp.	637,912	42,345
*	PMC-Sierra Inc.	3,642,316	42,324
	Monolithic Power Systems Inc.	642,283	40,920
*	Dycom Industries Inc.	583,304	40,808
*	CACI International Inc. Class A	434,853	40,346
*	Electronics For Imaging Inc.	858,837	40,142
	Mentor Graphics Corp.	2,114,010	38,940
	Lexmark International Inc. Class A	1,119,915	36,341
*	Veeva Systems Inc. Class A	1,247,561	35,992
	MKS Instruments Inc.	984,029	35,425
*	Fleetmatics Group plc	690,035	35,047
*	Zendesk Inc.	1,324,897	35,030
*	Silicon Laboratories Inc.	712,865	34,602
*	Cirrus Logic Inc.	1,161,250	34,292
*	Entegris Inc.	2,566,423	34,056
*	Demandware Inc.	614,699	33,175
*,^	Advanced Micro Devices Inc.	11,515,748	33,050
	Plantronics Inc.	687,577	32,605
*	OmniVision Technologies Inc.	1,112,473	32,284
	Science Applications International Corp.	704,323	32,244
	InterDigital Inc.	654,244	32,084
*	MedAssets Inc.	1,027,553	31,792
	Diebold Inc.	1,055,000	31,745
*	EchoStar Corp. Class A	797,187	31,178
*	Ellie Mae Inc.	512,963	30,896
*	Polycom Inc.	2,412,144	30,369
	Intersil Corp. Class A	2,376,140	30,320
*	Cornerstone OnDemand Inc.	873,646	30,167
*	MicroStrategy Inc. Class A	167,543	30,039
*	Syntel Inc.	643,238	29,107
*	CommVault Systems Inc.	737,653	29,027
*	LogMeIn Inc.	424,548	28,487
	Tessera Technologies Inc.	941,504	28,255
*	Finisar Corp.	1,938,944	28,192
*,^	SunEdison Inc.	5,507,584	28,034
*	Premier Inc. Class A	780,192	27,517
*	Rovi Corp.	1,586,555	26,432
*	Paycom Software Inc.	699,161	26,309
*	Viavi Solutions Inc.	4,249,778	25,881
	Cogent Communications Holdings Inc.	733,534	25,446
*	Rambus Inc.	2,126,980	24,652
*	Synchronoss Technologies Inc.	694,976	24,484
*	HubSpot Inc.	425,995	23,988
	Power Integrations Inc.	492,009	23,926
*	NETGEAR Inc.	549,122	23,014
*	Cray Inc.	702,918	22,810
*	Semtech Corp.	1,184,187	22,405
	NIC Inc.	1,120,521	22,052
*	RingCentral Inc. Class A	928,422	21,892
*	Progress Software Corp.	906,931	21,766
*	Bottomline Technologies de Inc.	703,324	20,910
	CSG Systems International Inc.	578,815	20,826
*	SPS Commerce Inc.	295,488	20,746
*	RealPage Inc.	921,678	20,692
*	Envestnet Inc.	674,175	20,124
*	Advanced Energy Industries Inc.	704,705	19,894
*	Virtusa Corp.	480,193	19,851

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Callidus Software Inc.	1,063,637	19,752
*	Marketo Inc.	679,163	19,499
	West Corp.	896,242	19,332
*	QLogic Corp.	1,564,425	19,086
*	Lumentum Holdings Inc.	855,915	18,847
*	Cabot Microelectronics Corp.	424,479	18,584
*	BroadSoft Inc.	522,735	18,484
*	Cvent Inc.	526,639	18,385
*	Insight Enterprises Inc.	720,042	18,087
*	Infoblox Inc.	970,284	17,844
*	Web.com Group Inc.	877,550	17,560
*	Ixia	1,395,201	17,342
*	Inphi Corp.	634,214	17,136
	Pegasystems Inc.	620,935	17,076
	Monotype Imaging Holdings Inc.	719,105	17,000
*	Super Micro Computer Inc.	688,978	16,887
*,^	3D Systems Corp.	1,924,284	16,722
*	ScanSource Inc.	510,595	16,451
	ADTRAN Inc.	954,789	16,441
*,^	Gogo Inc.	921,802	16,408
	Quality Systems Inc.	1,010,935	16,296
*	Ruckus Wireless Inc.	1,507,303	16,143
*,^	2U Inc.	555,486	15,543
^	Ebix Inc.	466,853	15,308
*	Diodes Inc.	661,708	15,206
*,^	Ubiquiti Networks Inc.	476,876	15,112
*	Qualys Inc.	456,170	15,095
*	Photronics Inc.	1,211,663	15,085
*	GoDaddy Inc. Class A	467,980	15,003
*,^	InvenSense Inc.	1,413,524	14,460
*	New Relic Inc.	390,766	14,236
*	MaxLinear Inc.	936,256	13,791
*	Lattice Semiconductor Corp.	2,110,572	13,655
	Brooks Automation Inc.	1,170,461	12,501
*	CalAmp Corp.	613,225	12,222
*,^	Endurance International Group Holdings Inc.	1,111,830	12,152
*	Gigamon Inc.	455,998	12,116
*	ePlus Inc.	119,972	11,189
*	Q2 Holdings Inc.	412,695	10,883
*	Amkor Technology Inc.	1,782,906	10,840
*	Mercury Systems Inc.	584,371	10,729
*,^	Shutterstock Inc.	325,794	10,536
*	PROS Holdings Inc.	448,338	10,330
*	Perficient Inc.	594,746	10,182
	Inteliquent Inc.	568,602	10,104
*	ShoreTel Inc.	1,140,629	10,095
*	Unisys Corp.	900,480	9,950
*	Xura Inc.	404,799	9,950
*	Interactive Intelligence Group Inc.	305,152	9,588
*	Ultratech Inc.	479,096	9,496
	Computer Programs & Systems Inc.	190,071	9,456
*	FormFactor Inc.	1,033,815	9,304
*	Applied Micro Circuits Corp.	1,457,148	9,282
*	Workiva Inc.	527,197	9,263
*	Loral Space & Communications Inc.	227,398	9,257
*	Hortonworks Inc.	419,054	9,177
*,^	Box Inc.	634,933	8,864
*,^	VASCO Data Security International Inc.	529,003	8,850
*	CEVA Inc.	366,543	8,562
*,^	Nimble Storage Inc.	916,349	8,430
*	Silver Spring Networks Inc.	562,789	8,110
*,^	Pure Storage Inc. Class A	513,031	7,988
*	Rudolph Technologies Inc.	558,224	7,938
*	Intralinks Holdings Inc.	870,585	7,896

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Barracuda Networks Inc.	413,441	7,723
*	Benefitfocus Inc.	208,913	7,602
*	Actua Corp.	661,410	7,573
*,^	Textura Corp.	333,307	7,193
	Hackett Group Inc.	431,780	6,939
*	Extreme Networks Inc.	1,689,857	6,895
*	Blucora Inc.	687,151	6,734
	Epiq Systems Inc.	514,386	6,723
*	Vocera Communications Inc.	536,914	6,550
*	Harmonic Inc.	1,599,675	6,511
*	RigNet Inc.	313,014	6,476
*	LivePerson Inc.	928,521	6,268
*	Nanometrics Inc.	407,597	6,171
*	SciQuest Inc.	473,915	6,147
*	Internap Corp.	939,175	6,011
*	Calix Inc.	755,657	5,947
*	Sonus Networks Inc.	832,833	5,938
	Forrester Research Inc.	207,949	5,922
*	SunEdison Semiconductor Ltd.	744,694	5,838
*	Immersion Corp.	499,192	5,821
*,^	Oclaro Inc.	1,658,759	5,772
*	Applied Optoelectronics Inc.	336,095	5,767
	IXYS Corp.	453,563	5,729
*	Xcerra Corp.	946,419	5,726
	Comtech Telecommunications Corp.	275,755	5,540
*	Tangoe Inc.	659,336	5,532
	American Software Inc. Class A	540,785	5,505
*	NeoPhotonics Corp.	500,982	5,441
*	ChannelAdvisor Corp.	386,218	5,349
*	Exar Corp.	853,076	5,229
*	Axcelis Technologies Inc.	2,011,532	5,210
*,^	Digimarc Corp.	142,568	5,205
*	Model N Inc.	464,520	5,184
*	A10 Networks Inc.	782,376	5,132
	PC Connection Inc.	223,682	5,064
*	Zix Corp.	996,774	5,064
*	PDF Solutions Inc.	459,304	4,979
	Cohu Inc.	410,635	4,956
*	Mattson Technology Inc.	1,300,214	4,590
*	Digi International Inc.	399,200	4,543
*	TeleCommunication Systems Inc. Class A	875,672	4,352
*,^	OPOWER Inc.	409,059	4,320
*	Boingo Wireless Inc.	634,807	4,202
*	Ciber Inc.	1,138,523	3,996
*	Quantum Corp.	4,248,868	3,951
*	Five9 Inc.	448,649	3,903
*	Vectrus Inc.	185,703	3,879
*	Sigma Designs Inc.	601,318	3,800
*	Seachange International Inc.	554,590	3,738
*	Alliance Fiber Optic Products Inc.	237,539	3,601
*	Silicon Graphics International Corp.	610,070	3,599
*,^	KEYW Holding Corp.	585,670	3,526
*	DSP Group Inc.	358,994	3,389
*	Brightcove Inc.	545,638	3,383
*	United Online Inc.	263,385	3,105
*	Varonis Systems Inc.	164,878	3,100
*	Jive Software Inc.	756,082	3,085
*	Cascade Microtech Inc.	187,531	3,047
*	MeetMe Inc.	830,996	2,975
*	Carbonite Inc.	299,765	2,938
*	Agilysys Inc.	292,386	2,921
*	Imprivata Inc.	257,394	2,909
*	Alpha & Omega Semiconductor Ltd.	314,662	2,892
	QAD Inc. Class A	140,881	2,891

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Simulations Plus Inc.	284,393	2,818
*,^	Castlight Health Inc. Class B	651,468	2,782
*	EMCORE Corp.	449,964	2,758
*,^	MobileIron Inc.	761,763	2,750
*	Telenav Inc.	483,246	2,750
*,^	Rapid7 Inc.	179,469	2,715
*,^	Clearfield Inc.	194,605	2,610
*	VOXX International Corp. Class A	482,434	2,538
*	Ultra Clean Holdings Inc.	490,321	2,510
*	Kopin Corp.	922,852	2,510
*	Datalink Corp.	345,986	2,353
*	GigOptix Inc.	765,068	2,326
*,^	USA Technologies Inc.	744,357	2,293
*	KVH Industries Inc.	238,592	2,248
*	Radisys Corp.	806,798	2,235
*	Exa Corp.	191,587	2,224
*	Mitek Systems Inc.	536,293	2,204
*,^	TransEnterix Inc.	852,369	2,114
*,^	VirnetX Holding Corp.	815,266	2,095
*	Rosetta Stone Inc.	306,547	2,051
*	Alarm.com Holdings Inc.	120,300	2,007
*,^	Park City Group Inc.	167,676	1,997
*	Hutchinson Technology Inc.	544,466	1,955
	Computer Task Group Inc.	281,333	1,862
*	Neonode Inc.	721,721	1,826
	Preformed Line Products Co.	43,037	1,812
	NCI Inc. Class A	132,403	1,807
	TESSCO Technologies Inc.	91,391	1,779
*	Covisint Corp.	707,709	1,769
*	Guidance Software Inc.	287,426	1,730
*	BSQUARE Corp.	279,967	1,705
*	Systemax Inc.	194,630	1,674
*	Key Tronic Corp.	219,212	1,666
	TransAct Technologies Inc.	192,208	1,649
*	Unwired Planet Inc.	1,896,706	1,637
	PC-Tel Inc.	357,424	1,626
*	Amtech Systems Inc.	246,648	1,544
*,^	Pixelworks Inc.	644,421	1,534
*,^	Rightside Group Ltd.	179,340	1,489
*	Rocket Fuel Inc.	425,137	1,484
*,^	Aerohive Networks Inc.	283,110	1,447
*	Edgewater Technology Inc.	179,253	1,436
*	AXT Inc.	576,188	1,429
*	Match Group Inc.	99,094	1,343
*	Marin Software Inc.	364,803	1,306
*	Limelight Networks Inc.	893,306	1,304
*,^	Violin Memory Inc.	1,420,191	1,278
*	Xactly Corp.	145,952	1,245
*	NetSol Technologies Inc.	156,023	1,211
*,^	Apigee Corp.	147,783	1,187
	Evolving Systems Inc.	213,915	1,177
*	GSI Technology Inc.	316,241	1,176
*	Numerex Corp. Class A	182,247	1,170
	Concurrent Computer Corp.	233,786	1,157
*	PAR Technology Corp.	170,416	1,147
*	Pendrell Corp.	2,275,890	1,140
*	QuickLogic Corp.	1,008,202	1,139
*	Amber Road Inc.	219,870	1,119
	ClearOne Inc.	85,252	1,102
*	Icad Inc.	209,738	1,084
*	Support.com Inc.	1,053,784	1,064
*	Aware Inc.	323,417	1,054
*	Appfolio Inc.	70,210	1,025
*	eGain Corp.	227,199	975

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	FalconStor Software Inc.	517,449	973
*	ARI Network Services Inc.	212,114	955
*	Inuvo Inc.	346,977	937
*	ID Systems Inc.	202,190	930
*	Datawatch Corp.	153,785	920
*	MRV Communications Inc.	75,244	918
*	MoSys Inc.	842,033	918
*	ANADIGICS Inc.	1,404,456	895
*	LRAD Corp.	448,300	892
*	Westell Technologies Inc. Class A	696,943	878
*	Ooma Inc.	138,261	878
*	iPass Inc.	869,631	870
*	WidePoint Corp.	1,241,370	863
*	Tremor Video Inc.	412,155	849
*,^	Novatel Wireless Inc.	507,221	847
*,^	CVD Equipment Corp.	81,790	824
*	Imation Corp.	592,364	812
*	Intermolecular Inc.	349,185	810
*	Aviat Networks Inc.	980,603	753
*,^	Netlist Inc.	768,374	676
*	GSE Systems Inc.	274,729	659
*	Upland Software Inc.	87,982	620
*,^	Solar3D Inc.	166,567	616
	GlobalSCAPE Inc.	155,517	616
	Communications Systems Inc.	74,329	578
*	RELM Wireless Corp.	126,563	499
	Astro-Med Inc.	33,759	488
	RCM Technologies Inc.	82,170	452
	QAD Inc. Class B	22,665	418
*	Zhone Technologies Inc.	414,475	414
*	Qumu Corp.	152,829	414
*	SITO Mobile Ltd.	198,848	414
*	Smith Micro Software Inc.	492,957	359
*	Xplore Technologies Corp.	69,450	356
*	Synacor Inc.	201,945	353
*,^	ParkerVision Inc.	1,494,998	348
*,^	Vringo Inc.	139,890	346
*	Identiv Inc.	172,117	343
*	inTEST Corp.	75,035	317
*,^	InterCloud Systems Inc.	312,215	312
*,^	Cinedigm Corp. Class A	1,115,699	292
*	Streamline Health Solutions Inc.	203,637	287
*	Xcel Brands Inc.	37,448	281
*,^	Code Rebel Corp.	93,478	251
*,^	Resonant Inc.	90,940	241
*	BroadVision Inc.	38,059	228
*,^	Infosonics Corp.	140,874	223
*,^	Crossroads Systems Inc.	193,362	207
*	Data I/O Corp.	78,543	198
*	ARC Group Worldwide Inc.	109,790	181
*	Aehr Test Systems	93,715	176
*,^	Sysorex Global Holdings Corp.	288,616	165
*	Lantronix Inc.	138,633	157
*,^	Determine Inc.	51,869	134
*	Innodata Inc.	40,013	114
*	Mastech Holdings Inc.	15,394	113
*	SharpSpring Inc.	34,445	110
*	Sonic Foundry Inc.	17,328	91
*	Square Inc.	5,663	74
	CSP Inc.	9,402	65
*	Fusion Telecommunications International Inc.	18,890	62
*	ADDvantage Technologies Group Inc.	29,519	53
*	Adesto Technologies Corp.	4,336	33
*	Qualstar Corp.	34,975	27

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
*	Trio-Tech International	5,845	17
*,^	NXT-ID Inc.	58,739	14
*	Network-1 Technologies Inc.	5,571	12
*	Glowpoint Inc.	12,965	6
			64,479,970
Telecommunications (2.2%)
	AT&T Inc.	112,756,002	3,879,934
	Verizon Communications Inc.	74,579,172	3,447,049
*	Level 3 Communications Inc.	5,206,950	283,050
	CenturyLink Inc.	10,139,308	255,105
*	SBA Communications Corp. Class A	2,313,847	243,116
*	T-Mobile US Inc.	5,221,831	204,278
	Frontier Communications Corp.	21,267,630	99,320
	Telephone & Data Systems Inc.	1,627,201	42,128
*,^	Sprint Corp.	11,206,292	40,567
*	Zayo Group Holdings Inc.	955,765	25,414
*	Vonage Holdings Corp.	3,235,220	18,570
	Consolidated Communications Holdings Inc.	867,413	18,172
	Shenandoah Telecommunications Co.	411,045	17,696
*	8x8 Inc.	1,511,741	17,309
	Atlantic Tele-Network Inc.	189,307	14,809
	EarthLink Holdings Corp.	1,860,082	13,820
*	Cincinnati Bell Inc.	3,733,228	13,440
*,^	Iridium Communications Inc.	1,438,561	12,098
^	Windstream Holdings Inc.	1,859,107	11,973
*,^	Globalstar Inc.	7,393,304	10,646
*	General Communication Inc. Class A	524,787	10,380
*	inContact Inc.	1,041,580	9,937
*	United States Cellular Corp.	241,433	9,853
*	ORBCOMM Inc.	1,133,391	8,206
*	GTT Communications Inc.	439,174	7,492
*,^	pdvWireless Inc.	243,279	6,690
	Spok Holdings Inc.	364,056	6,670
*	FairPoint Communications Inc.	412,021	6,621
*	Hawaiian Telcom Holdco Inc.	263,722	6,556
*	Lumos Networks Corp.	378,513	4,239
	IDT Corp. Class B	321,337	3,747
*,^	Straight Path Communications Inc. Class B	188,781	3,236
*	NTELOS Holdings Corp.	314,525	2,875
*	HC2 Holdings Inc.	508,327	2,689
*	Alaska Communications Systems Group Inc.	1,392,987	2,438
*,^	Intelsat SA	468,301	1,948
*,^	Towerstream Corp.	1,074,829	408
*	Elephant Talk Communications Corp.	1,050,107	284
*	Otelco Inc. Class A	2,454	17
			8,762,780
Utilities (3.1%)
	Duke Energy Corp.	12,603,601	899,771
	NextEra Energy Inc.	8,443,693	877,215
	Southern Co.	16,649,249	779,018
	Dominion Resources Inc.	10,938,569	739,885
	American Electric Power Co. Inc.	8,956,722	521,908
	PG&E Corp.	8,981,688	477,736
	Exelon Corp.	16,844,160	467,762
	PPL Corp.	12,225,291	417,249
	Sempra Energy	4,327,858	406,862
	Public Service Enterprise Group Inc.	9,268,707	358,606
	Edison International	5,958,127	352,781
	Consolidated Edison Inc.	5,355,641	344,207
	Xcel Energy Inc.	9,232,271	331,531
	WEC Energy Group Inc.	5,749,814	295,023
	Eversource Energy	5,746,858	293,492
	DTE Energy Co.	3,268,553	262,105
	FirstEnergy Corp.	7,718,752	244,916

Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Entergy Corp.	3,243,610	221,733
	American Water Works Co. Inc.	3,250,599	194,223
	Ameren Corp.	4,412,017	190,731
	CMS Energy Corp.	5,039,753	181,834
	SCANA Corp.	2,328,983	140,880
	AGL Resources Inc.	2,204,679	140,681
	CenterPoint Energy Inc.	7,453,171	136,840
	Pinnacle West Capital Corp.	2,007,695	129,456
	Alliant Energy Corp.	2,060,709	128,691
	Pepco Holdings Inc.	4,641,785	120,733
	AES Corp.	12,330,308	118,001
	TECO Energy Inc.	4,312,866	114,938
	Atmos Energy Corp.	1,822,342	114,880
	NiSource Inc.	5,808,802	113,330
	ITC Holdings Corp.	2,860,092	112,259
	Westar Energy Inc. Class A	2,635,057	111,753
	UGI Corp.	3,131,957	105,735
	Aqua America Inc.	3,195,743	95,233
	ONEOK Inc.	3,830,310	94,455
*	Calpine Corp.	6,522,817	94,385
	Piedmont Natural Gas Co. Inc.	1,450,599	82,713
	Great Plains Energy Inc.	2,788,675	76,159
	NRG Energy Inc.	5,732,429	67,471
	IDACORP Inc.	946,939	64,392
	Vectren Corp.	1,513,404	64,199
	National Fuel Gas Co.	1,467,717	62,745
	Questar Corp.	3,166,544	61,684
	Portland General Electric Co.	1,668,262	60,675
	Hawaiian Electric Industries Inc.	2,005,544	58,060
	Cleco Corp.	1,111,108	58,011
	WGL Holdings Inc.	900,823	56,743
	New Jersey Resources Corp.	1,678,452	55,322
	NorthWestern Corp.	896,162	48,617
	ONE Gas Inc.	963,545	48,341
	ALLETE Inc.	924,126	46,973
	PNM Resources Inc.	1,513,557	46,269
	Southwest Gas Corp.	797,332	43,981
*	Avangrid Inc.	1,128,928	43,351
	Laclede Group Inc.	717,387	42,620
	Black Hills Corp.	908,502	42,182
	Avista Corp.	1,174,869	41,555
	MGE Energy Inc.	758,963	35,216
	El Paso Electric Co.	770,459	29,663
*	Dynegy Inc.	2,197,119	29,441
	South Jersey Industries Inc.	1,236,422	29,081
	American States Water Co.	681,607	28,593
	Northwest Natural Gas Co.	495,497	25,077
	Empire District Electric Co.	871,490	24,463
	Ormat Technologies Inc.	654,152	23,857
	California Water Service Group	857,185	19,947
	TerraForm Power Inc. Class A	1,400,411	17,617
	Chesapeake Utilities Corp.	269,108	15,272
	Unitil Corp.	323,015	11,590
*	Talen Energy Corp.	1,507,722	9,393
	SJW Corp.	301,436	8,938
	Middlesex Water Co.	329,705	8,750
	Connecticut Water Service Inc.	185,740	7,060
	York Water Co.	280,678	7,000
*,^	Sunrun Inc.	410,894	4,836
	Atlantic Power Corp.	2,208,448	4,351
	Artesian Resources Corp. Class A	147,518	4,086
	Delta Natural Gas Co. Inc.	191,073	4,011
*	Vivint Solar Inc.	402,153	3,845
	Genie Energy Ltd. Class B	286,954	3,200

Total Stock Market Index Fund

					Market
					Value
				Shares	($000)
*	Pure Cycle Corp.			481,535	2,311
	Gas Natural Inc.			236,853	1,765
*,^	Cadiz Inc.			305,837	1,609
	Spark Energy Inc. Class A			68,151	1,412
*	US Geothermal Inc.			1,534,806	959
					12,266,244
Total Common Stocks (Cost $285,446,454)					398,105,564

		Coupon
Temporary Cash Investments (1.2%)[1]
Money Market Fund (1.2%)
3,4	Vanguard Market Liquidity Fund	0.363%		4,729,461,508	4,729,462

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
5	Federal Home Loan Bank Discount Notes	0.200%	2/5/16	5,000	4,999
[5,6,7]	Federal Home Loan Bank Discount Notes	0.245%	3/2/16	35,000	34,977
5,6	Federal Home Loan Bank Discount Notes	0.320%-0.466%	3/7/16	13,500	13,490
5,6	Federal Home Loan Bank Discount Notes	0.501%	5/3/16	500	499
5	Federal Home Loan Bank Discount Notes	0.391%	5/27/16	600	599
5	Federal Home Loan Bank Discount Notes	0.571%	6/9/16	30,000	29,927
6	United States Treasury Bill	0.386%	5/26/16	10,000	9,984
6	United States Treasury Bill	0.536%	6/9/16	51,000	50,900
6	United States Treasury Note/Bond	0.375%	5/31/16	10,000	9,997
					155,372
Total Temporary Cash Investments (Cost $4,884,822)					4,884,834
Total Investments (100.6%) (Cost $290,331,276)					402,990,398

					Amount
					($000)
Other Assets and Liabilities (-0.6%)
Other Assets
Investment in Vanguard					35,094
Receivables for Investment Securities Sold					3,884
Receivables for Accrued Income					547,739
Receivables for Capital Shares Issued					1,566,239
Other Assets[6]					65,945
Total Other Assets					2,218,901

Liabilities
Payables for Investment Securities Purchased					(2,290,037)
Collateral for Securities on Loan					(1,834,498)
Payables for Capital Shares Redeemed					(118,817)
Payables to Vanguard					(211,279)
Other Liabilities					(103,611)
Total Liabilities					(4,558,242)

Net Assets (100%)					400,651,057

Total Stock Market Index Fund

At December 31, 2015, net assets consisted of:

Amount
($000)
Paid-in Capital	289,350,157
Overdistributed Net Investment Income	(83,137)
Accumulated Net Realized Losses	(1,300,679)
Unrealized Appreciation (Depreciation)
Investment Securities	112,659,122
Futures Contracts	26,225
Swap Contracts	(631)
Net Assets	400,651,057

Investor Shares—Net Assets
Applicable to 1,896,992,122 outstanding $.001 par value shares of beneficial interest (unlimited
authorization)	96,322,638
Net Asset Value Per Share—Investor Shares	$50.78

ETF Shares—Net Assets
Applicable to 550,446,327 outstanding $.001 par value shares of beneficial interest (unlimited
authorization)	57,433,884
Net Asset Value Per Share—ETF Shares	$104.34

Admiral Shares—Net Assets
Applicable to 2,487,891,207 outstanding $.001 par value shares of beneficial interest (unlimited
authorization)	126,363,349
Net Asset Value Per Share—Admiral Shares	$50.79

Institutional Shares—Net Assets
Applicable to 1,130,676,081 outstanding $.001 par value shares of beneficial interest (unlimited
authorization)	57,437,744
Net Asset Value Per Share—Institutional Shares	$50.80

Institutional Plus Shares—Net Assets
Applicable to 662,298,557 outstanding $.001 par value shares of beneficial interest (unlimited
authorization)	63,093,442
Net Asset Value Per Share—Institutional Plus Shares	$95.26

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,713,056,000.
The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and swap contracts. After giving effect to futures and swap
1
investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.6%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 Includes $1,834,498,000 of collateral received for securities on loan.

The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S.
5
government.
6 Securities with a value of $118,549,000 and cash of $31,198,000 have been segregated as initial margin for open futures contracts.
7 Securities with a value of $1,156,000 have been segregated as collateral for open over-the-counter swap contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Fund

Statement of Operations

	Year Ended	Year Ended
	December 31,	December 31,
	2016	2015
	($000)	($000)
Investment Income
Income
Dividends	9,226,677	7,909,018
Interest[1]	12,010	3,502
Securities Lending—Net	106,116	95,010
Total Income	9,344,803	8,007,530
Expenses
The Vanguard Group—Note B
Investment Advisory Services	22,563	22,376
Management and Administrative—Investor Shares	123,186	148,542
Management and Administrative—ETF Shares	18,321	17,914
Management and Administrative—Admiral Shares	40,675	41,686
Management and Administrative—Institutional Shares	16,945	16,720
Management and Administrative—Institutional Plus Shares	9,367	4,372
Management and Administrative—Institutional Select Shares	66	—
Marketing and Distribution—Investor Shares	18,235	22,020
Marketing and Distribution—ETF Shares	3,749	5,330
Marketing and Distribution—Admiral Shares	9,833	11,237
Marketing and Distribution—Institutional Shares	2,248	7,494
Marketing and Distribution—Institutional Plus Shares	961	182
Marketing and Distribution—Institutional Select Shares	—	—
Custodian Fees	3,617	3,636
Auditing Fees	46	48
Shareholders' Reports—Investor Shares	217	53
Shareholders' Reports—ETF Shares	807	718
Shareholders' Reports—Admiral Shares	255	269
Shareholders' Reports—Institutional Shares	48	107
Shareholders' Reports—Institutional Plus Shares	7	—
Shareholders' Reports—Institutional Select Shares	—	—
Trustees' Fees and Expenses	235	268
Total Expenses	271,381	302,972
Net Investment Income	9,073,422	7,704,558
Realized Net Gain (Loss)
Investment Securities Sold[2]	3,736,834	12,605,126
Futures Contracts	256,746	225,238
Swap Contracts	20,576	(16,047)
Realized Net Gain (Loss)	4,014,156	12,814,317

Total Stock Market Index Fund

Statement of Operations

Change in Unrealized Appreciation (Depreciation)
Investment Securities	42,160,393	(18,389,876)
Futures Contracts	(46,383)	(27,409)
Swap Contracts	132	(2,854)
Change in Unrealized Appreciation (Depreciation)	42,114,142	(18,420,139)
Net Increase (Decrease) in Net Assets Resulting from Operations	55,201,720	2,098,736

1 For the years ended December 31, 2016 and December 31, 2015, interest income from an affiliated company of the fund was
$11,485,000 and $3,307,000, respectively.
2 For the years ended December 31, 2016 and December 31, 2015, realized net gain (loss) from an affiliated company of the fund were
$203,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,073,422	7,704,558
Realized Net Gain (Loss)	4,014,156	12,814,317
Change in Unrealized Appreciation (Depreciation)	42,114,142	(18,420,139)
Net Increase (Decrease) in Net Assets Resulting from Operations	55,201,720	2,098,736
Distributions
Net Investment Income
Investor Shares	(1,930,782)	(2,011,483)
ETF Shares	(1,282,510)	(1,092,307)
Admiral Shares	(2,820,690)	(2,411,516)
Institutional Shares	(1,428,815)	(1,465,290)
Institutional Plus Shares	(1,567,690)	(670,898)
Institutional Select Shares	(66,263)	—
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Institutional Plus Shares	—	—
Institutional Select Shares	—	—
Total Distributions	(9,096,750)	(7,651,494)
Capital Share Transactions
Investor Shares	(2,633,123)	(20,386,722)
ETF Shares	6,156,065	7,518,595
Admiral Shares	11,172,716	10,860,724
Institutional Shares	14,683,001	(40,464,087)
Institutional Plus Shares	13,965,811	65,672,415
Institutional Select Shares	8,351,435	—
Net Increase (Decrease) from Capital Share Transactions	51,695,905	23,200,925
Total Increase (Decrease)	97,800,875	17,648,167
Net Assets
Beginning of Period	400,651,057	383,002,890
End of Period[1]	498,451,932	400,651,057
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($85,889,000) and ($83,137,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Fund

Financial Highlights

Investor Shares!!!!!!!!For a Share Outstanding! Year Ended December 31,! !!!					!Throughout Each
Period
Investor Shares
For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of
Period	$50.78	$51.58	$46.67	$35.64	$31.29
Investment Operations
Net Investment Income	1.022	.954	.854	.757	.720
Net Realized and Unrealized Gain
(Loss) on Investments	5.282	(.807)	4.907	11.038	4.350
Total from Investment Operations	6.304	.147	5.761	11.795	5.070
Distributions
Dividends from Net Investment
Income	(1.024)	(.947)	(.851)	(.765)	(.720)
Distributions from Realized Capital
Gains	—	—	—	—	—
Total Distributions	(1.024)	(.947)	(.851)	(.765)	(.720)
Net Asset Value, End of Period	$56.06	$50.78	$51.58	$46.67	$35.64

Total Return[1]	12.53%	0.29%	12.43%	33.35%	16.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$103,932	$96,323	$117,966	$105,008	$78,936
Ratio of Total Expenses to Average
Net Assets	0.15%	0.16%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.98%	1.85%	1.77%	1.84%	2.11%
Portfolio Turnover Rate[2]	4%	3%	3%	4%	3%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Fund

Financial Highlights

ETF Shares!!!!!!!!For a Share Outstanding! Year Ended December 31,! !!!					!Throughout Each
Period
ETF Shares
For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of
Period	$104.34	$106.00	$95.91	$73.24	$64.29
Investment Operations
Net Investment Income	2.214	2.082	1.874	1.657	1.564
Net Realized and Unrealized Gain
(Loss) on Investments	10.871	(1.675)	10.085	22.686	8.949
Total from Investment Operations	13.085	.407	11.959	24.343	10.513
Distributions
Dividends from Net Investment
Income	(2.215)	(2.067)	(1.869)	(1.673)	(1.563)
Distributions from Realized Capital
Gains	—	—	—	—	—
Total Distributions	(2.215)	(2.067)	(1.869)	(1.673)	(1.563)
Net Asset Value, End of Period	$115.21	$104.34	$106.00	$95.91	$73.24

Total Return	12.68%	0.40%	12.56%	33.51%	16.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$69,889	$57,434	$50,886	$39,165	$24,270
Ratio of Total Expenses to Average
Net Assets	0.04%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	2.09%	1.96%	1.89%	1.96%	2.23%
Portfolio Turnover Rate[1]	4%	3%	3%	4%	3%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Fund

Financial Highlights

Admiral Shares!!!!!!!!For a Share Outstanding! Year Ended December 31,! !!!					!Throughout Each
Period
Admiral Shares
For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of
Period	$50.79	$51.60	$46.69	$35.65	$31.30
Investment Operations
Net Investment Income	1.077	1.013	.912	.807	.761
Net Realized and Unrealized Gain
(Loss) on Investments	5.291	(.818)	4.908	11.047	4.350
Total from Investment Operations	6.368	.195	5.820	11.854	5.111
Distributions
Dividends from Net Investment
Income	(1.078)	(1.005)	(.910)	(.814)	(.761)
Distributions from Realized Capital
Gains	—	—	—	—	—
Total Distributions	(1.078)	(1.005)	(.910)	(.814)	(.761)
Net Asset Value, End of Period	$56.08	$50.79	$51.60	$46.69	$35.65

Total Return[1]	12.66%	0.39%	12.56%	33.52%	16.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$151,612	$126,363	$117,476	$86,541	$59,771
Ratio of Total Expenses to Average
Net Assets	0.04%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	2.09%	1.96%	1.89%	1.96%	2.23%
Portfolio Turnover Rate[2]	4%	3%	3%	4%	3%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Fund

Financial Highlights

Institutional Shares!!!!!!!!For a Share Outstanding! Year Ended December 31,! !!!
Institutional Shares
For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of
Period	$50.80	$51.60	$46.69	$35.66	$31.30
Investment Operations
Net Investment Income	1.082	1.017	.915	.808	.763
Net Realized and Unrealized Gain
(Loss) on Investments	5.291	(.808)	4.908	11.038	4.359
Total from Investment Operations	6.373	.209	5.823	11.846	5.122
Distributions
Dividends from Net Investment
Income	(1.083)	(1.009)	(.913)	(.816)	(.762)
Distributions from Realized Capital
Gains	—	—	—	—	—
Total Distributions	(1.083)	(1.009)	(.913)	(.816)	(.762)
Net Asset Value, End of Period	$56.09	$50.80	$51.60	$46.69	$35.66

Total Return	12.67%	0.42%	12.56%	33.49%	16.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$79,443	$57,438	$96,674	$65,738	$39,367
Ratio of Total Expenses to Average
Net Assets	0.03%	0.04%	0.04%	0.04%	0.04%
Ratio of Net Investment Income to
Average Net Assets	2.10%	1.97%	1.90%	1.97%	2.24%
Portfolio Turnover Rate[1]	4%	3%	3%	4%	3%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Fund

Financial Highlights

Institutional Plus Shares
		April 28,
	Year Ended	2015[1] to
For a Share Outstanding	December 31,	December 31,
Throughout Each Period	2016	2015
Net Asset Value, Beginning of
Period	$95.26	$100.00
Investment Operations
Net Investment Income	2.042	1.335
Net Realized and Unrealized Gain
(Loss) on Investments	9.924	(4.631)
Total from Investment Operations	11.966	(3.296)
Distributions
Dividends from Net Investment
Income	(2.046)	(1.444)
Distributions from Realized Capital
Gains	—	—
Total Distributions	(2.046)	(1.444)
Net Asset Value, End of Period	$105.18	$95.26

Total Return	12.69%	-3.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$85,031	$63,093
Ratio of Total Expenses to Average
Net Assets	0.02%	0.02%[2]
Ratio of Net Investment Income to
Average Net Assets	2.11%	1.99%[2]
Portfolio Turnover Rate[3]	4%	3%[4]

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.
4 Reflects the fund’s portfolio turnover for the fiscal year ended December 31, 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Fund

Financial Highlights

Institutional Select Shares!!!!For a Share Outstanding! June 27, 2016[1] to December 31,! !!Throughout The
Period
Institutional Select Shares
June 27,
2016[1] to
For a Share Outstanding	December 31,
Throughout The Period	2016
Net Asset Value, Beginning of
Period	$97.70
Investment Operations
Net Investment Income	1.181
Net Realized and Unrealized Gain
(Loss) on Investments	12.718
Total from Investment Operations	13.899
Distributions
Dividends from Net Investment
Income	(1.229)
Distributions from Realized Capital
Gains	—
Total Distributions	(1.229)
Net Asset Value, End of Period	$110.37

Total Return	14.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,545
Ratio of Total Expenses to Average
Net Assets	0.01%[2]
Ratio of Net Investment Income to
Average Net Assets	2.15%[2]
Portfolio Turnover Rate[3]	4%[4]

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.
4 Reflects the fund’s portfolio turnover for the fiscal year ended December 31, 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Fund

Notes to Financial Statements

Vanguard Total Stock Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers six classes of shares: Investor Shares, ETF Shares, Admiral Shares, Institutional Shares, Institutional Plus Shares, and Institutional Select Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares, Institutional Shares, Institutional Plus Shares, and Institutional Select Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Select Shares were issued on June 27, 2016.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund's performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Total Stock Market Index Fund

During the years ended December 31, 2016 and December 31, 2015, the fund's average investments in long and short futures contracts represented less than 1% and 0%, and less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund's target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund's maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the years ended December 31, 2016 and December 31, 2015, the fund's average amounts of investments in total return swaps each represented less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund's tax positions taken for all open federal income tax years (December 31, 2013-2016), and has concluded that no provision for federal income tax is required in the fund's financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next

Total Stock Market Index Fund

business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund's regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund's board of trustees and included in Management and Administrative expenses on the fund's Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

During the fiscal year ended December 31, 2016, the fund made one borrowing in the amount of $1,000,000 to test the operational readiness of the credit facility process. The borrowing was outstanding for one business day at an annualized interest rate of 1.34%, and the related interest expense is recorded in the Statement of Operations. The fund had no borrowings outstanding at December 31, 2016, December 31, 2015, or at any other time during the periods then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund's liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Total Stock Market Index Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. For the years ended December 31, 2016 and December 31, 2015, the fund had contributed to Vanguard capital in the amount of $36,779,000 and $35,094,000, respectively, representing 0.01% of the fund’s net assets at each respective year-end, and 14.71% and 14.04%, respectively, of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard C. Various inputs may be used to determine the value of the fund's investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund's own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund's investments as of December 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	496,134,014	59	13,335
Convertible Bonds	—	424	—
Temporary Cash Investments	3,296,445	101,495	—
Futures Contracts—Liabilities[1]	(8,626)	—	—
Swap Contracts—Assets	—	761	—
Swap Contracts—Liabilities	—	(1,260)	—
Total	499,421,833	101,479	13,335
1 Represents variation margin on the last day of the reporting period.

The following table summarizes the market value of the fund’s investments as of December 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	398,102,532	35	2,997
Convertible Bonds	4,729,462	155,372	—
Temporary Cash Investments	5,311	—	—
Futures Contracts—Liabilities[1]	(33,683))	—	—
Swap Contracts—Assets	—	388	—
Swap Contracts—Liabilities	—	(1,019)	—
Total	402,803,622	154,776	2,997
1 Represents variation margin on the last day of the reporting period.

Total Stock Market Index Fund

D. At December 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value Long	Appreciation
Futures Contracts	Expiration	Contracts	(Short)	(Depreciation)
E-mini S&P 500 Index	March 2017	18,689	2,089,617	(16,572)
E-mini Russell 2000 Index	March 2017	1,914	129,855	(2,825)
E-mini S&P Mid-Cap 400 Index	March 2017	240	39,818	(761)
				(20,158)
Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At December 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value Long	Appreciation
Futures Contracts	Expiration	Contracts	(Short)	(Depreciation)
E-mini S&P 500 Index	March 2016	22,960	2,336,639	23,731
E-mini Russell 2000 Index	March 2016	957	108,285	2,087
E-mini S&P Mid-Cap 400 Index	March 2016	240	33,444	407
				26,225
Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At December 31, 2016, the fund had the following open total return swap contracts:

				Floating
				Interest	Unrealized
			Notional	Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)	($000)
Ambac Financial Group Inc.	1/6/17	GSCM	10,501	(1.054%)	(1,260)
SLM Corp.	2/21/17	GSI	36,200	(1.149%)	761
					(499)
GSCM—Goldman Sachs Capital Management.
GSI—Goldman Sachs International.

At December 31, 2016, the counterparty had deposited in segregated accounts securities with a value of $615,000 in connection with amounts due to the fund for open swap contracts.

Total Stock Market Index Fund

At December 31, 2015, the fund had the following open total return swap contracts:

				Floating
				Interest	Unrealized
			Notional	Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)	($000)
Ambac Financial Group Inc.	1/11/16	GSBUSA	3,252	(0.693%)	(27)
Empire State Realty Trust Inc.	2/17/16	GSBUSA	12,190	(0.695%)	388
SLM Corp.	3/21/16	GSI	28,910	(0.802%)	(992)
					(631)
GSBUSA—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.

At December 31, 2015, the counterparty had deposited in segregated accounts securities with a value of $547,000 in connection with amounts due to the fund for open swap contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended December 31, 2015, the fund realized gains on the sale of passive foreign investment companies of $18,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Passive foreign investment companies held at December 31, 2015, had unrealized appreciation of $8,922,000, all of which has been distributed and is reflected in the balance of overdistributed net investment income.

During the years ended December 31, 2016 and December 31, 2015, the fund realized $3,628,320,000 and $11,693,991,000, respectively, of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes. For the years ended December 31, 2016 and December 31, 2015, the fund had swap contract realized gains of $20,576,000 and realized losses of $16,047,000, respectively, of which have been reclassified from accumulated net realized losses to overdistributed net investment income.

For tax purposes, at December 31, 2016, the fund had $127,295,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $318,876,000 to offset taxable capital gains realized during the year ended December 31, 2016. Capital loss carryforwards of $488,298,000 expired on December 31, 2016; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital. The fund realized losses of $463,562,000 during the period from

Total Stock Market Index Fund

November 1, 2016, through December 31, 2016, which are deferred and will be treated as realized for tax purposes in fiscal 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2017.

For tax purposes, at December 31, 2015, the fund had $118,094,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $917,767,000 to offset taxable capital gains realized during the year ended December 31, 2015. At December 31, 2015, the fund had available capital losses totaling $1,270,736,000 to offset future net capital gains. Of this amount, $1,003,435,000 is subject to expiration on December 31, 2016. Capital losses of $267,301,000 realized beginning in fiscal 2011 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At December 31, 2016 and December 31, 2015, the cost of investment securities for tax purposes was $344,735,592,000 and $290,340,198,000 respectively. Net unrealized appreciation of investment securities for tax purposes consisted of unrealized gains on securities that had risen in value since their purchase and unrealized losses on securities that had fallen in value since their purchase:

			($000)
			Net Unrealized
	Unrealized	Unrealized	Appreciation
	Gains	Losses	(Depreciation)
2016	166,042,941	(11,232,761)	154,810,180
2015	129,321,634	(16,671,434)	112,650,200

F. During the years ended December 31, 2016 and December 31, 2015, purchases and sales of investment securities, other than temporary cash investments were:

	($000)	($000)
	Purchases	Sales
2016	76,882,731	24,431,366
2015	55,913,069	32,374,141

During the year ended December 31, 2016 and December 31, 2015, purchases and sales, in connection with in-kind purchases and sales of the fund’s capital share were:

	($000)	($000)
	Purchases	Sales
2016	20,773,929	6,379,309
2015	16,876,036	18,635,547

Total Stock Market Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended December 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	11,360,219	224,105	9,615,095	187,612
Issued in Lieu of Cash Distributions	1,919,404	36,018	2,000,863	39,195
Redeemed	(15,912,746)	(303,219)	(32,002,680)	(616,831)
Net Increase (Decrease)—Investor Shares	(2,633,123)	(43,096)	(20,386,722)	(390,024)
ETF Shares
Issued	12,651,306	117,794	25,815,534	241,287
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(6,495,241)	(61,600)	(18,296,939)	(170,900)
Net Increase (Decrease)—ETF Shares	6,156,065	56,194	7,518,595	70,387
Admiral Shares
Issued	23,021,975	443,481	22,278,360	430,686
Issued in Lieu of Cash Distributions	2,437,517	45,667	2,101,249	41,298
Redeemed	(14,286,776)	(273,567)	(13,518,885)	(260,874)
Net Increase (Decrease)—Admiral Shares	11,172,716	215,581	10,860,724	211,110
Institutional Shares
Issued	23,023,849	445,440	34,182,938	666,236
Issued in Lieu of Cash Distributions	1,314,828	24,590	1,369,736	26,567
Redeemed	(9,655,676)	(184,350)	(76,016,761)	(1,435,499)
Net Increase (Decrease)—Institutional Shares	14,683,001	285,680	(40,464,087)	(742,696)
Institutional Plus Shares[1]
Issued	17,424,884	181,141	70,375,821	710,136
Issued in Lieu of Cash Distributions	1,561,503	15,576	668,273	7,223
Redeemed	(5,020,576)	(50,622)	(5,371,679)	(55,060)
Net Increase (Decrease)—Institutional Plus Shares	13,965,811	146,095	65,672,415	662,299
Institutional Select Shares[2]
Issued	8,412,782	78,011	—	—
Issued in Lieu of Cash Distributions	66,262	600	—	—
Redeemed	(127,609)	(1,185)	—	—
Net Increase (Decrease)—Institutional Select Shares	8,351,435	77,426	—	—
1 Inception was April 28, 2015, for Institutional Plus Shares.
2 Inception was June 27, 2016, for Institutional Select Shares.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2016, that would require recognition or disclosure in these financial statements.